As filed with the Securities and Exchange Commission
                                on April 16, 1999
                       Registration No. 2-97817; 811-4305
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]

                         Post-Effective Amendment No. 59                     [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

                                Amendment No. 61                             [X]

                        (Check appropriate box or boxes)
                             -----------------------
                               NATIONS FUND TRUST
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)
                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:

           Robert M. Kurucza, Esq.                   Carl Frischling, Esq.
           Marco E. Adelfio, Esq.                     Kramer, Levin, Naftalis
           Morrison & Foerster LLP                        & Frankel
           2000 Pennsylvania Ave., N.W.               919 3rd Avenue
           Suite 5500                                 New York, New York 10022
           Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

     [ ]   Immediately upon filing pursuant   [ ]   on (date)  pursuant
           to Rule 485(b), or                       to Rule 485(b), or

     [X]   60 days after filing pursuant      [ ]   on (date) pursuant
           to Rule 485(a), or                       to Rule 485(a).

     [ ]   75 days after filing pursuant to   [ ]   on (date) pursuant to
           paragraph (a)(2)                         paragraph(a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

        The Registrant is filing this Post-Effective Amendment No. 59 to the Company's Registration Statement for the purpose of filing the prospectus for the Nations Equity Funds prepared under new Form N-1A.

                               NATIONS FUND TRUST
                              CROSS REFERENCE SHEET


Part A
Item No.                                                  Prospectus
--------                                                  ----------
 1.  Cover Page ......................................    Cover Page

 2.  Synopsis ........................................    Expenses Summary

 3.  Condensed Financial
     Information .....................................    Financial Highlights; How
                                                          Performance Is Shown
 4.  General Description of
     Registrant ......................................    Cover Page; Objectives; How
                                                          Objectives Are Pursued; Organization And History

 5.  Management of the Fund ..........................    How The Funds Are Managed

 6.  Capital Stock and Other
     Securities ......................................    How To Buy Shares; How The
                                                          Funds Value Their Shares; How Dividends And
                                                          Distributions Are Made; Tax Information
 7.  Purchase of Securities Being
     Offered .........................................    Cover Page; How To Buy Shares

 8.  Redemption or Repurchase ........................    How To Redeem Shares; How To
                                                          Exchange Shares

 9.  Legal Proceedings ...............................    Organization And History


Part B
Item No.
--------

10.  Cover Page.......................................    Cover Page

11.  Table of Contents................................    Table of Contents

12.  General Information and
     History..........................................    Introduction


13.  Investment Objectives and
     Policies.........................................    Additional Information on Fund
                                                          Investments


14.  Management of the Registrant.....................    Trustees And Officers

15.  Control Persons and Principal
     Holders of Securities............................    Miscellaneous--Certain Record Holders

16.  Investment Advisory and Other Services...........    Investment Advisory, Administration,
                                                          Custody, Transfer Agency,
                                                          Shareholder Servicing,
                                                          Shareholder Administration And
                                                          Distribution Agreements

17.  Brokerage Allocation ............................    Fund Transactions and Brokerage--
                                                          General Brokerage Policy

18.  Capital Stock and Other Securities...............    Description Of Shares; Investment
                                                          Advisory,Administration, Custody,
                                                          Transfer Agency, Shareholder
                                                          Servicing And Distribution Agreements

19.  Purchase, Redemption and Pricing
     of Securities Being Offered......................    Net Asset Value -- Purchases
                                                          And Redemptions; Distributor

20.  Tax Status.......................................    Additional Information Concerning
                                                          Taxes

21.  Underwriters.....................................    Investment Advisory, Administration
                                                          Custody, Transfer Agency, Shareholder
                                                          Servicing, Shareholder Administration
                                                          And Distribution Agreements


22.  Calculation of Performance Data..................    Additional Information on
                                                          Performance


23.  Financial Statements.............................    Independent Accountant and
                                                          Reports

Part C
Item No.                                              Other Information
--------                                              -----------------

                                                      Information required to be
                                                      included in Part C is set
                                                      forth under the
                                                      appropriate Item, so
                                                      numbered, in Part C of
                                                      this Document

[GRAPHIC GOES HERE]



EQUITY FUNDS
PROSPECTUS   --   INVESTOR A, B AND C SHARES

                                                                 AUGUST 1, 1999

Equity Funds
NATIONS VALUE FUND
NATIONS EQUITY INCOME FUND
NATIONS EMERGING GROWTH FUND
NATIONS SMALL COMPANY GROWTH FUND
NATIONS DISCIPLINED EQUITY FUND
NATIONS CAPITAL GROWTH FUND
NATIONS MARSICO FOCUSED EQUITIES FUND
NATIONS MARSICO GROWTH & INCOME FUND

Balanced Fund
NATIONS BALANCED ASSETS FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[GRAPHIC GOES HERE]
-----------------
NOT FDIC
INSURED
-----------------
MAY LOSE VALUE
-----------------
NO BANK GUARANTEE
-----------------

ABOUT THIS PROSPECTUS
--------------------------------------------------------------------------------



[GRAPHIC GOES HERE]



                TERMS USED IN THIS PROSPECTUS




                IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.


[GRAPHIC GOES HERE]



                 YOU'LL FIND TERMS USED IN
                 THIS PROSPECTUS ON PAGE 0.

[GRAPHIC GOES HERE]



                FOR MORE INFORMATION




                YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI). THE SAI INCLUDES DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENTS, POLICIES, PERFORMANCE AND MANAGEMENT, AMONG OTHER THINGS. THE SAI IS LEGALLY CONSIDERED TO BE PART OF THIS PROSPECTUS BECAUSE IT'S INCORPORATED BY REFERENCE. TURN TO THE BACK COVER TO FIND OUT HOW YOU CAN GET A COPY OF THE SAI.

 This booklet, which is called a prospectus, tells you about some of the Nations Funds Equity Funds and the Nations Balanced Fund. Please read it carefully because it contains information that's designed to help you make informed investment decisions.


 The Equity Funds focus on long-term growth by investing primarily in EQUITY SECURITIES. EQUITIES have the potential to earn higher returns than many other kinds of investments, but there's also the risk that you'll lose money, or you may not earn as much as you expect.


 This makes these Funds best suited for longer-term investment goals, like retirement, or as part of a balanced portfolio. They may also help protect against a loss of buying power that inflation can cause over time.


 The Balanced Fund invests in a mix of equity and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS. This Fund may be suitable for investors who want the potential for both long-term growth and income, or who want a diversified portfolio in a single mutual fund.


 The Equity and Balanced Funds may not be suitable for people who are not prepared to accept or are unable to bear the risks associated with equity securities, who have short-term investment goals, or who are looking for a regular stream of income.


 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page .


 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.


[GRAPHIC GOES HERE]

NATIONS FUND
INVESTMENTS FOR A LIFETIME (TM)

WHAT'S INSIDE
--------------------------------------------------------------------------------



[GRAPHIC GOES HERE]



                NATIONSBANC ADVISORS, INC.




                (NBAI) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. NBAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. NBAI AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE GENERALLY RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.


[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT
                 NBAI AND THE SUB-ADVISERS
                 STARTING ON PAGE   .

                THE EQUITY FUNDS RANGE FROM BROADLY DIVERSIFIED TO MORE SPECIALIZED FUNDS THAT INVEST PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN THE U.S.


                THE BALANCED FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES AND MONEY MARKET INSTRUMENTS.


[GRAPHIC GOES HERE]




ABOUT THE FUNDS

EQUITY FUNDS
NATIONS VALUE FUND                                               00
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------
NATIONS EQUITY INCOME FUND                                       00
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------
NATIONS EMERGING GROWTH FUND                                     00
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------
NATIONS SMALL COMPANY FUND                                       00
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------
NATIONS DISCIPLINED EQUITY FUND                                  00
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------
NATIONS CAPITAL GROWTH FUND                                      00
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES FUND                            00
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------
NATIONS MARSICO GROWTH & INCOME FUND                             00
Sub-adviser: Marsico Capital Management, LLC

BALANCED FUND
NATIONS BALANCED ASSETS FUND                                     00
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------
OTHER IMPORTANT INFORMATION                                      00
------------------------------------------------------   --
HOW THE FUNDS ARE MANAGED                                        00
[GRAPHIC GOES HERE]




    ABOUT YOUR INVESTMENT

INFORMATION FOR INVESTORS                                        00
  Choosing a share class                                         00
  Buying, selling and exchanging shares                          00
  How selling agents are paid                                    00
  Distributions and taxes                                        00
------------------------------------------------------   --
FINANCIAL HIGHLIGHTS                                             00
------------------------------------------------------   --
TERMS USED IN THIS PROSPECTUS                                    00
------------------------------------------------------   --
WHERE TO FIND MORE INFORMATION                           BACK COVER

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------


[GRAPHIC GOES HERE]



                ABOUT THE SUB-ADVISER




                TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET) IS THIS FUND'S SUB-ADVISER. TRADESTREET'S VALUE MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC GOES HERE]


                 YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 00.

[GRAPHIC GOES HERE]



                WHAT IS VALUE INVESTING?




                VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.


                THE MANAGEMENT TEAM USES FUNDAMENTAL ANALYSIS TO HELP DECIDE WHETHER THE CURRENT STOCK PRICE OF A COMPANY MAY BE LOWER THAN THE COMPANY'S TRUE VALUE, AND THEN LOOKS FOR THINGS THAT COULD TRIGGER A RISE IN PRICE, LIKE A NEW PRODUCT LINE, NEW PRICING OR A CHANGE IN MANAGEMENT. THIS TRIGGER IS OFTEN CALLED A "CATALYST."

 NATIONS VALUE FUND


[GRAPHIC GOES HERE]



        INVESTMENT OBJECTIVE

        This Fund seeks growth of capital by investing in companies that are believed to be undervalued.



[GRAPHIC GOES HERE]



        PRINCIPAL INVESTMENT STRATEGIES

        The Fund normally invests at least 65% of its assets in COMMON STOCKS of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.


        The Fund also may invest up to 10% of its assets in other kinds of securities, which are described in the SAI.


 The management team uses FUNDAMENTAL ANALYSIS to identify stocks of companies that it believes are undervalued. When selecting investments, the management team looks at, among other things:

  o   the quality of the company

  o   the company's projected earnings and dividends

  o the stock's PRICE-TO-EARNINGS RATIO relative to other stocks in the same industry or economic sector. The team believes that companies with lower price-to-earnings ratios are generally more likely to provide better opportunities for capital appreciation

  o   the stock's potential to provide total return

  o   the value of the stock relative to the overall stock market


 The team also looks for a "catalyst" for improved earnings. This could be, for example, a new product, new management or a new sales channel.


    The team tries to provide above-average returns while trying to avoid above-average risks.


 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a CAPITAL LOSS


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT
                 OTHER RISKS OF INVESTING IN
                 THISFUND ON PAGE 00 AND
                 INTHE SAI.

[GRAPHIC GOES HERE]





                THE BAR CHART SHOWS YOU THE PERFORMANCE OF THE FUND'S INVESTOR A SHARES. THESE RETURNS DO NOT REFLECT DEDUCTIONS OF SALES CHARGES OR ACCOUNT FEES, AND WOULD BE LOWER IF THEY DID. RETURNS FOR INVESTOR B AND INVESTOR C SHARES ARE DIFFERENT BECAUSE THEY HAVE THEIR OWN EXPENSES, PRICING AND SALES CHARGES.


[GRAPHIC GOES HERE]



        RISKS AND OTHER THINGS TO CONSIDER

        While investing in undervalued companies can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the portfolio, or the portfolio may not perform as well as other investments. Nations Value Fund has the following general risks:

     o INVESTMENT STRATEGY RISK - The management team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o STOCK MARKET RISK - The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.



[GRAPHIC GOES HERE]



        A LOOK AT THE FUND'S PERFORMANCE

        Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.



        YEAR BY YEAR TOTAL RETURN (%)

[GRAPHIC GOES HERE]



 00%     00%     00%     00%    00%     00%     00%
---------------------------------------------------
1900    1900    1900    1900   1900    1900    1900


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


        Best -- 0 quarter 1900:           0%
        Worst -- 0 quarter 1900:          0%
        Year-to-date return as of 00:     0%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                        1 year      5 years     10 years
  Investor A Shares     0.00%        0.00%       0.00%
  Investor B Shares     0.00%        0.00%       0.00%
  Investor C Shares     0.00%        0.00%       0.00%
  S&P 500               0.00%        0.00%       0.00%

        The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.

[GRAPHIC GOES HERE]



                THERE ARE TWO KINDS OF FEES -- THOSE YOU PAY DIRECTLY, AND ONGOING FEES AND EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS.




























[GRAPHIC GOES HERE]





                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC GOES HERE]



        WHAT IT COSTS TO INVEST IN THE FUND


                                                   Investor A     Investor B     Investor C
Fees you pay directly                                Shares         Shares         Shares
        Maximum sales charge (load)
        when you buy your shares                      5.75%           none           none
        Maximum deferred sales charge
        (load) when you sell your shares              none(1)         5.00%(2)       1.00%(3)
        Redemption fee, as a percentage
        of the amount sold                            none(4)         none           none

        Ongoing fees and expenses deducted from the Fund's assets
        (the Fund's operating expenses) (5)

        Management fees                               0.00%           0.00%          0.00%
        Distribution (12b-1) and service fees         0.00%           0.00%          0.00%
        Other expenses                                0.00%           0.00%          0.00%
        Total annual fund operating expenses          0.00%           0.00%          0.00%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page 00 for details.


      (2)This charge decreases over time. Please see page 00 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 00 for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 00 for details.


      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 00 for details.


      (5)The Fund's investment adviser and some of the Fund's other service providers have agreed to waive fees or reimburse expenses until August 1, 2000. The figures shown here are after waivers and reimbursements. Total actual Fund operating expenses last year were 0.00% for Investor A Shares, 0.00% for Investor B Shares, and 0.00% for Investor C Shares. There is no guarantee that these waivers and reimbursements will continue after this date.



        EXAMPLE
        This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund

      o      your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above.

        If you sold all of your shares at the end of the period, your costs would be:



                      1 year     3 years     5 years     10 years
  Investor A Shares     $000       $000        $000        $000
  Investor B Shares     $000       $000        $000        $000
  Investor C Shares     $000       $000        $000        $000

        If you bought Investor B Shares and didn't sell them, your costs would be:



                      1 year     3 years     5 years     10 years
  Investor B Shares     $000       $000        $000        $000

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------


[GRAPHIC GOES HERE]



                ABOUT THE SUB-ADVISER




                TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S STRUCTURED PRODUCTS MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 00.

[GRAPHIC GOES HERE]



                WHY INVEST IN AN EQUITY INCOME FUND?



                EQUITY INCOME FUNDS ARE GENERALLY CONSIDERED TO BE A MORE CONSERVATIVE EQUITY INVESTMENT BECAUSE THEY INVEST IN LARGE, WELL-ESTABLISHED COMPANIES THAT PAY REGULAR DIVIDENDS. THESE COMPANIES TEND TO BE LESS VOLATILE THAN OTHER KINDS OF COMPANIES.

 NATIONS EQUITY INCOME FUND


[GRAPHIC GOES HERE]



        INVESTMENT OBJECTIVE

        This Fund seeks current income and growth of capital by investing in companies with above-average DIVIDEND YIELDS.



[GRAPHIC GOES HERE]



        PRINCIPAL INVESTMENT STRATEGIES

        The Fund normally invests in 100 to 150 companies in a broad range of industries with market capitalizations of at least $5 billion. The Fund generally invests at least 65% of its assets in income-producing securities that are listed on a national exchange or are traded on an established OVER-THE-COUNTER MARKET, including COMMON STOCKS that pay dividends and CONVERTIBLE SECURITIES.


 The Fund tries to provide a higher yield than the stocks that are included in the S&P 500, and may invest in FIXED INCOME SECURITIES, PREFERRED STOCKS and WARRANTS to try to increase the income that it earns. Fixed income securities generally must be rated INVESTMENT GRADE at the time of investment, or can be unrated if the team believes they are of similar quality at the time of investment. Up to 5% of the Fund's assets may be invested in fixed income securities rated below investment grade ("high yield" or "junk" bonds) if the team believes they have relatively low credit risk.


 The Fund may invest up to 20% of its assets in FOREIGN SECURITIES. It also may invest smaller percentages of its assets in other kinds of securities, which are described in the SAI.


 The management team uses a quantitative process based on FUNDAMENTAL ANALYSIS to identify stocks of companies whose earnings have the potential to grow. When selecting investments, the management team looks at, among other things:

  o value characteristics like book value, earnings yield and cash flow to compare what the team believes to be a stock's true value to its current market value

  o growth characteristics like price momentum, earnings growth and earnings acceleration to measure a stock's potential for growth

  o   a security's potential for above-average dividend yield

[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT
                 OTHER RISKS OF INVESTING IN
                 THIS FUND ON PAGE 00 AND
                 IN THE SAI.


 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a CAPITAL LOSS


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.




[GRAPHIC GOES HERE]



        RISKS AND OTHER THINGS TO CONSIDER

        While investing in equity securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments. Nations Equity Income has the following general risks:

     o INVESTMENT STRATEGY RISK - The management team chooses stocks that it believes have the potential for dividend growth and capital appreciation. There is a risk that dividend payments and the value of these investments will fall or will not rise as high as the team expects.

     o STOCK MARKET RISK - The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.

     o INTEREST RATE RISK - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for securities that are issued or backed by the U.S. government. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.



[GRAPHIC GOES HERE]



        A LOOK AT THE FUND'S PERFORMANCE

        Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC GOES HERE]





                THE BAR CHART SHOWS YOU THE PERFORMANCE OF THE FUND'S INVESTOR A SHARES. THESE RETURNS DO NOT REFLECT DEDUCTIONS OF SALES CHARGES OR ACCOUNT FEES, AND WOULD BE LOWER IF THEY DID. RETURNS FOR INVESTOR B AND INVESTOR C SHARES ARE DIFFERENT BECAUSE THEY HAVE THEIR OWN EXPENSES, PRICING AND SALES CHARGES.












[GRAPHIC GOES HERE]





                THERE ARE TWO KINDS OF FEES -- THOSE YOU PAY DIRECTLY, AND ONGOING FEES AND EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS.

        YEAR BY YEAR TOTAL RETURN (%)
[GRAPHIC GOES HERE]



 00%     00%     00%     00%    00%     00%     00%
---------------------------------------------------
1900    1900    1900    1900   1900    1900    1900



        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


        Best -- 0 quarter 1900:           00%
        Worst -- 0 quarter 1900:          00%
        Year-to-date return as of 00:     00%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                       1 year      5 years     10 years
  Investor A Shares     0.00%        0.00%       0.00%
  Investor B Shares     0.00%        0.00%       0.00%
  Investor C Shares     0.00%        0.00%       0.00%
  S&P 500               0.00%        0.00%       0.00%

        The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.


[GRAPHIC GOES HERE]



        WHAT IT COSTS TO INVEST IN THE FUND





                                                   Investor A     Investor B     Investor C
Fees you pay directly                                Shares         Shares         Shares
        Maximum sales charge (load)
        when you buy your shares                     5.75%           none           none
        Maximum deferred sales charge (load)
        when you sell your shares                    none(1)         5.00%(2)       1.00%(3)
        Redemption fee, as a percentage
        of the amount sold                           none(4)         none           none

        Ongoing Fees and expenses deducted from the Fund's assets
        (the Fund's operating expenses)(5)

        Management fees                               0.00%           0.00%         0.00%
        Distribution (12b-1) and service fees         0.00%           0.00%         0.00%
        Other expenses                                0.00%           0.00%         0.00%
        Total annual fund operating expenses          0.00%           0.00%         0.00%

[GRAPHIC GOES HERE]





                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page 00 for details.


      (2)This charge decreases over time. Please see page 00 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 00 for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 00 for details.


      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 00 for details.


      (5)The Fund's investment adviser and some of the Fund's other service providers have agreed to waive fees or reimburse expenses until August 1, 2000. The figures shown here are after waivers and reimbursements. Total actual Fund operating expenses last year were 0.00% for Investor A Shares, 0.00% for Investor B Shares, and 0.00% for Investor C Shares. There is no guarantee that these waivers and reimbursements will continue after this date.



        EXAMPLE
        This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund

      o      your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above.


        If you sold all your shares at the end of the period, your costs would be:



                      1 year     3 years     5 years     10 years
  Investor A Shares     $000       $000        $000        $000
  Investor B Shares     $000       $000        $000        $000
  Investor C Shares     $000       $000        $000        $000

        If you bought Investor B Shares and didn't sell them, your costs would be:



                      1 year     3 years     5 years     10 years
  Investor B Shares     $000       $000        $000        $000

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------


[GRAPHIC GOES HERE]



                ABOUT THE SUB-ADVISER




                TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S STRATEGIC GROWTH MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 00.

[GRAPHIC GOES HERE]



                WHAT IS AN EMERGING GROWTH FUND?



                AN EMERGING GROWTH FUND INVESTS IN EMERGING GROWTH COMPANIES. THESE ARE TYPICALLY MEDIUM-SIZED AND SMALLER COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING, AND WHOSE SHARE PRICES ARE BELIEVED TO BE REASONABLY VALUED.


                THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

 NATIONS EMERGING GROWTH FUND


[GRAPHIC GOES HERE]



        INVESTMENT OBJECTIVE

        This Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.



[GRAPHIC GOES HERE]



        PRINCIPAL INVESTMENT STRATEGIES

        The Fund normally invests at least 65% of its assets in companies chosen from a universe of emerging growth companies. The Fund generally holds 75 to 130 securities, which include COMMON STOCKS, PREFERRED STOCKS and CONVERTIBLE SECURITIES like WARRANTS, RIGHTS and CONVERTIBLE DEBT.


 The Fund may invest up to 20% of its assets in FOREIGN SECURITIES. The Fund may also invest smaller percentages of its assets in other kinds of securities, which are described in its the SAI.


 The team selects stocks using a disciplined process based on FUNDAMENTAL ANALYSIS. It starts with a universe of nearly 1,500 companies with market capitalizations of $750 million to $7 billion, and using QUANTITATIVE ANALYSIS, evaluates the companies based on the following criteria:

  o earnings growth trends

  o earnings momentum

  o earnings estimate trends

  o relative price performance

  o valuation


 The team then conducts a rigorous qualitative analysis of [each company] being considered for investment. This involves, among other things:

  o gaining an in-depth understanding of the company's business

  o evaluating the company's growth potential, risks and competitive strengths

  o discussing its growth strategy with company management

  o validating the growth strategy with external research


 The team selects a stock only when its price is attractive relative to forecasted growth.

[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND ON PAGE 00 AND IN THE SAI.


 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a CAPITAL LOSS


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.




[GRAPHIC GOES HERE]



        RISKS AND OTHER THINGS TO CONSIDER

        While investing in emerging growth companies can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments. Nations Emerging Growth Fund has the following general risks:

     o INVESTMENT STRATEGY RISK - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will fall or will not rise as high as the team expects. Stocks of emerging companies also tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk if unexpected company developments lower stock prices.

     o STOCK MARKET RISK - The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.

     o FUTURES RISK - This Fund may use FUTURES, [options, forward contracts and swaps] to help manage LIQUIDITY or to hedge portfolio risk. There is always a risk that this technique could reduce returns, increase costs or increase the Fund's volatility.

     o FOREIGN INVESTMENT RISK - The Fund may only invest up to 20% of its assets in foreign securities, which means it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of international political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes may apply to some foreign investments.



[GRAPHIC GOES HERE]



        A LOOK AT THE FUND'S PERFORMANCE

        Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC GOES HERE]





                THE BAR CHART SHOWS YOU THE PERFORMANCE OF THE FUND'S INVESTOR A SHARES. THESE RETURNS DO NOT REFLECT DEDUCTIONS OF SALES CHARGES OR ACCOUNT FEES, AND WOULD BE LOWER IF THEY DID. RETURNS FOR INVESTOR B AND INVESTOR C SHARES ARE DIFFERENT BECAUSE THEY HAVE THEIR OWN EXPENSES, PRICING AND SALES CHARGES.












[GRAPHIC GOES HERE]





        THERE ARE TWO KINDS OF FEES -- THOSE YOU PAY DIRECTLY, AND ONGOING FEES AND EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS.

        YEAR BY YEAR TOTAL RETURN (%)

[GRAPHIC GOES HERE]

 00%     00%     00%     00%    00%     00%     00%
---------------------------------------------------
1900    1900    1900    1900   1900    1900    1900



        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


        Best -- 0 quarter 1990:           0%
        Worst -- 0 quarter 1900:          0%
        Year-to-date return as of 00:     0%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                       1 year      5 years     10 years
  Investor A Shares     0.00%        0.00%       0.00%
  Investor B Shares     0.00%        0.00%       0.00%
  Investor C Shares     0.00%        0.00%       0.00%
  S&P 500               0.00%        0.00%       0.00%

        The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.



[GRAPHIC GOES HERE]



        WHAT IT COSTS TO INVEST IN THE FUND

                                                   Investor A     Investor B     Investor C
Fees you pay directly                                Shares         Shares         Shares
        Maximum sales charge (load)
        when you buy your shares                      5.75%          none           none
        Maximum deferred sales charge
        (load) when you sell your shares              none(1)        5.00%(2)       1.00%(3)
        Redemption fee, as a percentage
        of the amount sold                            none(4)        none           none

        Ongoing fees and expenses deducted from the Fund's assets
        (the Fund's operating expenses) (5)

        Management fees                               0.75%           0.75%         0.75%
        Distribution (12b-1) and service fees         0.25%           1.00%         1.00%
        Other expenses                                0.23%           0.23%         0.23%
        Total annual fund operating expenses          1.23%           1.98%         1.98%

[GRAPHIC GOES HERE]





                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page 00 for details.


      (2)This charge decreases over time. Please see page 00 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 00 for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 00 for details.


      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 00 for details.


      (5)The Fund's investment adviser and some of the Fund's other service providers have agreed to waive fees or reimburse expenses until August 1, 2000. The figures shown here are after waivers and reimbursements. Total actual Fund operating expenses last year were 0.00% for Investor A Shares, 0.00% for Investor B Shares, and 0.00% for Investor C Shares. There is no guarantee that these waivers and reimbursements will continue after this date.



        EXAMPLE
        This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund

      o      your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above.


        If you sold all your shares at the end of the period, your costs would be:



                      1 year     3 years     5 years     10 years
  Investor A Shares     $000       $000        $000        $000
  Investor B Shares     $000       $000        $000        $000
  Investor C Shares     $000       $000        $000        $000

        If you bought Investor B Shares and didn't sell them, your costs would be:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $000       $000        $000        $000

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------


[GRAPHIC GOES HERE]



                ABOUT THE SUB-ADVISER




                TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S STRATEGIC GROWTH MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 00.

[GRAPHIC GOES HERE]



                WHY INVEST IN A SMALL
                COMPANY GROWTH FUND?



                A SMALL COMPANY GROWTH FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.


                THE PORTFOLIO MANAGEMENT TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.

 NATIONS SMALL COMPANY GROWTH FUND


[GRAPHIC GOES HERE]



        INVESTMENT OBJECTIVE
        This Fund seeks long-term capital growth by investing primarily in equity securities.



[GRAPHIC GOES HERE]



        PRINCIPAL INVESTMENT STRATEGIES
        The Fund normally invests at least 65% of its assets in companies with a market capitalization of $1 billion or less. The Fund usually holds 75 to 130 securities, which include COMMON STOCKS, PREFERRED STOCKS and CONVERTIBLE SECURITIES like WARRANTS, RIGHTS and CONVERTIBLE DEBT.


 The Fund may also invest smaller percentages of its assets in other kinds of securities, which are described in the SAI.


 The team selects stocks using a disciplined process based on FUNDAMENTAL ANALYSIS. It starts with a universe of nearly 5,000 companies with market capitalizations of $1 billion or less, and using quantitative analysis, evaluates the companies based on the following criteria:

  o earnings growth trends

  o earnings momentum

  o earnings estimate trends

  o relative price performance

  o valuation


 The team then conducts a rigorous qualitative analysis of [each company] being considered for investment. This involves, among other things:

  o gaining an in-depth understanding of the company's business

  o evaluating the company's growth potential, risks and competitive strengths

  o discussing its growth strategy with company management

  o validating the growth strategy with external research


 The team selects a stock only when its valuation is attractive relative to forecasted growth.


 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a CAPITAL LOSS

[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT
                 OTHER RISKS OF INVESTING IN
                 THIS FUND ON PAGE 00 AND
                 IN THE SAI.

[GRAPHIC GOES HERE]





                THE BAR CHART SHOWS YOU THE PERFORMANCE OF THE FUND'S INVESTOR A SHARES. THESE RETURNS DO NOT REFLECT DEDUCTIONS OF SALES CHARGES OR ACCOUNT FEES, AND WOULD BE LOWER IF THEY DID. RETURNS FOR INVESTOR B AND INVESTOR C SHARES ARE DIFFERENT BECAUSE THEY HAVE THEIR OWN EXPENSES, PRICING AND SALES CHARGES.

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.




[GRAPHIC GOES HERE]



        RISKS AND OTHER THINGS TO CONSIDER
        While investing in small companies can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments. Nations Small Company Growth Fund has the following general risks:

     o INVESTMENT STRATEGY RISK - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will fall or will not rise as high as the team expects. Stocks of smaller companies also tend to have greater price swings than stocks of larger companies for many reasons, including because they trade less frequently and in lower volumes.

     o STOCK MARKET RISK - The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.

     o FUTURES RISK - This Fund may use FUTURES, [options, forward contracts and swaps] to help manage LIQUIDITY or to hedge portfolio risk. There is always a risk that this technique could reduce returns, increase costs or increase the Fund's volatility.



[GRAPHIC GOES HERE]



        A LOOK AT THE FUND'S PERFORMANCE
        Looking at past performance can give you an idea of a Fund's volatility and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.



        YEAR BY YEAR TOTAL RETURN (%)
[GRAPHIC GOES HERE]


 00%     00%     00%     00%    00%     00%     00%
---------------------------------------------------
1900    1900    1900    1900   1900    1900    1900


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


        Best -- 0 quarter 1990:           0%
        Worst -- 0 quarter 1900:          0%
        Year-to-date return as of 00:     0%

[GRAPHIC GOES HERE]





        THERE ARE TWO KINDS OF FEES -- THOSE YOU PAY DIRECTLY, AND ONGOING FEES AND EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS.

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                        1 year      5 years     10 years
  Investor A Shares     0.00%        0.00%       0.00%
  Investor B Shares     0.00%        0.00%       0.00%
  Investor C Shares     0.00%        0.00%       0.00%
  S&P 500               0.00%        0.00%       0.00%

        The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.



[GRAPHIC GOES HERE]



        WHAT IT COSTS TO INVEST IN THE FUND

                                                   Investor A     Investor B     Investor C
        Fees you pay directly                        Shares         Shares         Shares
        Maximum sales charge (load)
        when you buy your shares                      5.75%          none           none
        Maximum deferred sales charge
        (load) when you sell your shares              none(1)        5.00%(2)       1.00%(3)
        Redemption fee, as a percentage
        of the amount sold                            none(4)        none           none

        Ongoing fees and expenses deducted from the Fund's assets
        (the Fund's operating expenses) (5)

        Management fees                               0.75%           0.75%         0.75%
        Distribution (12b-1) and service fees         0.25%           1.00%         0.75%
        Other expenses                                0.20%           0.20%         0.20%
        Total annual fund operating expenses          1.20%           1.95%         1.70%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page 00 for details.


      (2)This charge decreases over time. Please see page 00 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 00 for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 00 for details.


      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 00 for details.


      (5)The Fund's investment adviser and some of the Fund's other service providers have agreed to waive fees or reimburse expenses until August 1, 2000. The figures shown here are after waivers and reimbursements. Total actual Fund operating expenses last year were 0.00% for Investor A Shares, 0.00% for Investor B Shares, and 0.00% for Investor C Shares. There is no guarantee that these waivers and reimbursements will continue after this date.

[GRAPHIC GOES HERE]





                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund

      o      your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above.


        If you sold all your shares at the end of the period, your costs would be:



                      1 year     3 years     5 years     10 years
  Investor A Shares     $000       $000        $000        $000
  Investor B Shares     $000       $000        $000        $000
  Investor C Shares     $000       $000        $000        $000

        If you bought Investor B Shares and didn't sell them, your costs would be:



                      1 year     3 years     5 years     10 years
  Investor B Shares     $000       $000        $000        $000

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------


[GRAPHIC GOES HERE]



                ABOUT THE SUB-ADVISER




                TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S STRUCTURED PRODUCTS MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 00.

[GRAPHIC GOES HERE]



                WHY USE A COMPUTER MODELING SYSTEM?



                THE MANAGEMENT TEAM USES A COMPUTER MODELING SYSTEM AS A KEY COMPONENT IN MANAGING THIS FUND. THE SYSTEM RANKS STOCKS BASED ON EARNINGS MOMENTUM AND VALUATION, WHICH HELPS THE TEAM CHOOSE STOCKS THAT HAVE THE POTENTIAL TO GENERATE ATTRACTIVE RETURNS.

 NATIONS DISCIPLINED EQUITY FUND


[GRAPHIC GOES HERE]



        INVESTMENT OBJECTIVE
        This Fund seeks growth of capital by investing in companies that are expected to produce significant increases in earnings per share.



[GRAPHIC GOES HERE]



        PRINCIPAL INVESTMENT STRATEGIES
        The Fund normally invests at least 65% of its assets in COMMON STOCKS of large and medium-sized U.S. companies. These companies typically have a market capitalization of $1 billion or more. The Fund may invest up to 20% of its assets in FOREIGN SECURITIES. The Fund may also invest smaller percentages of its assets in other kinds of securities, which are described in the SAI.


        The management team uses a computer modeling system to help construct a portfolio of 40 to 60 securities diversified across industry sectors. Each security selected for investment by the Fund is in the top quartile of the securities ranked by the team's quantitative model for earnings momentum and in the top third of securities ranked by the model on a valuation basis.


 When selecting investments, the team looks for attractively priced securities with increasing earnings. It uses QUANTITATIVE ANALYSIS to:

  o identify companies with improving profit potential and increasing earnings

  o identify companies with favorable PRICE-TO-EARNINGS RATIOS

  o identify companies with positive earnings trends. In general, these companies also tend to experience favorable trends in their stock prices

  o rank the attractiveness of EQUITY SECURITIES based on a "multi- factor" valuation model, a computer modeling system that takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth compared with its market price. The model also considers growth measures like price momentum and the size and rate of earnings growth to compare a stock with others in the same industry


 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS it distributes to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a CAPITAL LOSS

[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND ON PAGE 00 AND IN THE SAI.

[GRAPHIC GOES HERE]





                THE BAR CHART SHOWS YOU THE PERFORMANCE OF THE FUND'S INVESTOR A SHARES. THESE RETURNS DO NOT REFLECT DEDUCTIONS OF SALES CHARGES OR ACCOUNT FEES, AND WOULD BE LOWER IF THEY DID. RETURNS FOR INVESTOR B AND INVESTOR C SHARES ARE DIFFERENT BECAUSE THEY HAVE THEIR OWN EXPENSES, PRICING AND SALES CHARGES.

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.




[GRAPHIC GOES HERE]



        RISKS AND OTHER THINGS TO CONSIDER
        While investing in large and medium-sized companies and foreign securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the portfolio, or the portfolio may not perform as well as other investments. Nations Disciplined Equity Fund has the following general risks:

     o INVESTMENT STRATEGY RISK - The team uses a quantitative approach to select investments it believes are attractively valued and whose earnings per share are likely to increase. There is a risk that the value of these investments will fall or will not rise as high as the team expects.

     o STOCK MARKET RISK - The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.

     o FOREIGN INVESTMENT RISK - The Fund may invest up to 20% of its assets in foreign securities, which means it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes may also apply to some foreign investments.



[GRAPHIC GOES HERE]



        A LOOK AT THE FUND'S PERFORMANCE
        Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the fund's expenses. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN (%)
[GRAPHIC GOES HERE]


 00%     00%     00%     00%    00%     00%     00%
---------------------------------------------------
1900    1900    1900    1900   1900    1900    1900

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


        Best -- 0 quarter 1990:           0%
        Worst -- 0 quarter 1900:          0%
        Year-to-date return as of 00:     0%

[GRAPHIC GOES HERE]





        THERE ARE TWO KINDS OF FEES -- THOSE YOU PAY DIRECTLY, AND ONGOING FEES AND EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS.

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                       1 year      5 years     10 years
  Investor A Shares     0.00%        0.00%       0.00%
  Investor B Shares     0.00%        0.00%       0.00%
  Investor C Shares     0.00%        0.00%       0.00%
  S&P 500               0.00%        0.00%       0.00%

        The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.



[GRAPHIC GOES HERE]



        WHAT IT COSTS TO INVEST IN THE FUND

                                                   Investor A     Investor B     Investor C
Fees you pay directly                                Shares         Shares         Shares
        Maximum sales charge (load)
        when you buy your shares                      5.75%          none           none
        Maximum deferred sales charge
        (load) when you sell your shares              none(1)        5.00%(2)       1.00%(3)
        Redemption fee, as a percentage
        of the amount sold                            none(4)        none           none

        Fees and expenses deducted from the Fund's assets
        (the Fund's operating expenses)(5)

        Management fees                               0.75%          0.75%          0.75%
        Distribution (12b-1) and service fees         0.25%          1.00%          1.00%
        Other expenses                                0.23%          0.20%          0.23%
        Total annual fund operating expenses          1.23%          1.95%          1.98%


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page 00 for details.


      (2)This charge decreases over time. Please see page 00 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 00 for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 00 for details.


      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 00 for details.


      (5)The Fund's investment adviser and some of the Fund's other service providers have agreed to waive fees or reimburse expenses until August 1, 2000. The figures shown here are after waivers and reimbursements. Total actual Fund operating expenses last year were 0.00% for Investor A Shares, 0.00% for Investor B Shares, and 0.00% for Investor C Shares. There is no guarantee that these waivers and reimbursements will continue after this date.

[GRAPHIC GOES HERE]





                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund

      o      your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above.


        If you sold all your shares at the end of the period, your costs would be:



                      1 year     3 years     5 years     10 years
  Investor A Shares     $000       $000        $000        $000
  Investor B Shares     $000       $000        $000        $000
  Investor C Shares     $000       $000        $000        $000

        If you bought Investor B Shares and didn't sell them, your costs would be:



                      1 year     3 years     5 years     10 years
  Investor B Shares     $000       $000        $000        $000

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------


[GRAPHIC GOES HERE]



                ABOUT THE SUB-ADVISER




                TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S CORE GROWTH MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 00.

[GRAPHIC GOES HERE]



                WHAT IS A GROWTH FUND?




                GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.


 NATIONS CAPITAL GROWTH FUND


[GRAPHIC GOES HERE]



        INVESTMENT OBJECTIVE
        This Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.



[GRAPHIC GOES HERE]



        PRINCIPAL INVESTMENT STRATEGIES
        The Fund normally invests at least 65% of its assets in COMMON STOCKS of companies that have one or more of the following the characteristics:

     o above-average earnings growth compared with the S&P 500

     o established operating histories, strong balance sheets and favorable financial performance

     o above-average return on equity compared with the S&P 500


 The Fund may invest up to 20% of its assets in FOREIGN SECURITIES. The Fund may also invest smaller percentages of its assets in other kinds of securities, which are described in the SAI.


 When selecting investments, the management team starts with a universe of what it believes are financially strong companies. The team then identifies a group of companies with market capitalizations of more than $1 billion that it believes have strong growth potential -- around 750 companies. The team then chooses investments from this group based on intensive research, visits to companies and market conditions, seeking to identify companies:

  o whose earnings growth is projected to be higher than average

  o that develop or apply new technologies, new and improved methods of distribution, or new services

  o that may benefit from changing consumer demands and lifestyles


 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a CAPITAL LOSS


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND ON PAGE 00 AND IN THE SAI.


[GRAPHIC GOES HERE]





                THE BAR CHART SHOWS YOU THE PERFORMANCE OF THE FUND'S INVESTOR A SHARES. THESE RETURNS DO NOT REFLECT DEDUCTIONS OF SALES CHARGES OR ACCOUNT FEES, AND WOULD BE LOWER IF THEY DID. RETURNS FOR INVESTOR B AND INVESTOR C SHARES ARE DIFFERENT BECAUSE THEY HAVE THEIR OWN EXPENSES, PRICING AND SALES CHARGES.


[GRAPHIC GOES HERE]



        RISKS AND OTHER THINGS TO CONSIDER
        While investing in common stocks and foreign securities can bring added benefits, it can also involve additional risks. Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments. Nations Capital Growth Fund has the following general risks:

     o INVESTMENT STRATEGY RISK - The management team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will fall or will not rise as high as the team expects.

     o STOCK MARKET RISK - The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.

     o FOREIGN INVESTMENT RISK - The Fund may invest up to 20% of its assets in foreign securities, which means it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes may apply to some foreign investments.



[GRAPHIC GOES HERE]



        A LOOK AT THE FUND'S PERFORMANCE
        Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.



        YEAR BY YEAR TOTAL RETURN (%)
[GRAPHIC GOES HERE]


 00%     00%     00%     00%    00%     00%     00%
---------------------------------------------------
1900    1900    1900    1900   1900    1900    1900


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


        Best -- 0 quarter 1990:           0%
        Worst -- 0 quarter 1900:          0%
        Year-to-date return as of 00:     0%

[GRAPHIC GOES HERE]





        THERE ARE TWO KINDS OF FEES -- THOSE YOU PAY DIRECTLY, AND ONGOING FEES AND EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS.

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                       1 year      5 years     10 years
  Investor A Shares     0.00%        0.00%       0.00%
  Investor B Shares     0.00%        0.00%       0.00%
  Investor C Shares     0.00%        0.00%       0.00%
  S&P 500               0.00%        0.00%       0.00%

        The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.



[GRAPHIC GOES HERE]



        WHAT IT COSTS TO INVEST IN THE FUND


                                                   Investor A     Investor B     Investor C
Fees you pay directly                                Shares         Shares         Shares
        Maximum sales charge (load)
        when you buy your shares                      5.75%          none           none
        Maximum deferred sales charge
        (load) when you sell your shares              none(1)        5.00%(2)       1.00%(3)
        Redemption fee, as a percentage
        of the amount sold                            none(4)        none           none

        Ongoing fees and expenses deducted from the Fund's assets
        (the Fund's operating expenses)

        Management fees                               0.75%           0.75%         0.75%
        Distribution (12b-1) and service fees         0.25%           1.00%         1.00%
        Other expenses                                0.20%           0.20%         0.20%
        Total annual fund operating expenses          1.20%           1.95%         1.95%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page 00 for details.


      (2)This charge decreases over time. Please see page 00 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 00 for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 00 for details.


      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 00 for details.


      (5)The Fund's investment adviser and some of the Fund's other service providers have agreed to waive fees or reimburse expenses until August 1, 2000. The figures shown here are after waivers and reimbursements. Total actual Fund operating expenses last year were 0.00% for Investor A Shares, 0.00% for Investor B Shares, and 0.00% for Investor C Shares. There is no guarantee that these waivers and reimbursements will continue after this date.

[GRAPHIC GOES HERE]





                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund

      o      your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above.


        If you sold all your shares at the end of the period, your costs would be:



                       1 year     3 years     5 years     10 years
  Investor A Shares     $000       $000        $000        $000
  Investor B Shares     $000       $000        $000        $000
  Investor C Shares     $000       $000        $000        $000

        If you bought Investor B Shares and didn't sell them, your costs would be:



                      1 year     3 years     5 years     10 years
  Investor B Shares     $000       $000        $000        $000

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------


[GRAPHIC GOES HERE]



                ABOUT THE SUB-ADVISER




                MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS THIS FUND'S SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT
                 MARSICO CAPITAL AND
                 MR. MARSICO ON PAGE 00.

[GRAPHIC GOES HERE]



                WHAT IS A FOCUSED FUND?




                A FOCUSED FUND CONCENTRATES ITS INVESTMENTS IN A SMALL NUMBER OF COMPANIES WITH EARNINGS THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL- KNOWN U.S. COMPANIES.


                BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, THIS FUND CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS AND MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

 NATIONS MARSICO FOCUSED EQUITIES FUND


[GRAPHIC GOES HERE]



        INVESTMENT OBJECTIVE
        This Fund seeks long-term growth of capital.


[GRAPHIC GOES HERE]



        PRINCIPAL INVESTMENT STRATEGIES
        This Fund normally invests at least 65% of its assets in COMMON STOCKS of large companies. The Fund, which is NON-DIVERSIFIED, generally holds a core position of 20 to 30 of common stocks.


        The Fund may invest up to 25% of its assets in FOREIGN SECURITIES. The Fund may also invest smaller percentages of its assets in other kinds of securities, which are described in the SAI.


 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o they have promising products, markets or technologies that can result in extraordinary growth

  o they have strong brand franchises that can take advantage of a changing global environment

  o they have global reach that can allow the Fund to take advantage of a broader range of investment opportunities. Not limiting itself to the markets of a single country can also help the Fund reduce risk.

  o they are responding to the major social, economic and cultural shifts taking place in the world


 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. The process also includes a "bottom-up" analysis that considers individual company characteristics like commitment to research, market franchise and quality of management.



[GRAPHIC GOES HERE]



        RISKS AND OTHER THINGS TO CONSIDER
        While investing in large-sized companies and foreign securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the portfolio, or the portfolio may not perform as well as other investments. Nations Marsico Focused Equities Fund has the following general risks:

     o INVESTMENT STRATEGY RISK - This Fund is considered to be "non-diversified" because it may hold fewer securities than other kinds of equity funds. This increases the risk that its value could go down

[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND ON PAGE 00 AND IN THE SAI.

[GRAPHIC GOES HERE]





                THE BAR CHART SHOWS YOU THE PERFORMANCE OF THE FUND'S INVESTOR A SHARES. THESE RETURNS DO NOT REFLECT DEDUCTIONS OF SALES CHARGES OR ACCOUNT FEES, AND WOULD BE LOWER IF THEY DID. RETURNS FOR INVESTOR B AND INVESTOR C SHARES ARE DIFFERENT BECAUSE THEY HAVE THEIR OWN EXPENSES, PRICING AND SALES CHARGES.

        significantly if one or more of its investments performs poorly. The value of this Fund will tend to have greater price swings than the value of more diversified equity funds. The Fund may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested. There also is a risk that the value of the Fund's investments will fall or will not rise as high as Marsico Capital expects.

     o STOCK MARKET RISK - The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.

     o FOREIGN INVESTMENT RISK - The Fund may only invest up to 25% of its assets in foreign securities, which means it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes may apply to some foreign investments.



[GRAPHIC GOES HERE]



        A LOOK AT THE FUND'S PERFORMANCE
        Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.



        YEAR BY YEAR TOTAL RETURN (%)
[GRAPHIC GOES HERE]

 00%     00%     00%     00%    00%     00%     00%
---------------------------------------------------
1900    1900    1900    1900   1900    1900    1900

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


        Best -- 0 quarter 1990:           0%
        Worst -- 0 quarter 1900:          0%
        Year-to-date return as of 00:     0%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                       1 year      5 years     10 years
  Investor A Shares     0.00%        0.00%       0.00%
  Investor B Shares     0.00%        0.00%       0.00%
  Investor C Shares     0.00%        0.00%       0.00%
  S&P 500               0.00%        0.00%       0.00%

[GRAPHIC GOES HERE]





        THERE ARE TWO KINDS OF FEES -- THOSE YOU PAY DIRECTLY, AND ONGOING FEES AND EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS.


[GRAPHIC GOES HERE]



        WHAT IT COSTS TO INVEST IN THE FUND

                                                   Investor A     Investor B     Investor C
Fees you pay directly                                Shares         Shares         Shares
        Maximum sales charge (load)
        when you buy your shares                      5.75%          none           none
        Maximum deferred sales charge
        (load) when you sell your shares              none(1)        5.00%(2)       1.00%(3)
        Redemption fee, as a percentage
        of the amount sold                            none(4)        none           none

        Ongoing fees and expenses deducted from the Fund's assets
        (the Fund's operating expenses)(5)

        Management fees                               0.85%          0.85%         0.85%
        Distribution (12b-1) and service fees         0.25%          1.00%         1.00%
        Other expenses                                0.40%          0.40%         0.40%
        Total annual fund operating expenses          1.50%          2.25%         2.25%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page 00 for details.


      (2)This charge decreases over time. Please see page 00 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 00 for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 00 for details.


      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 00 for details.


      (5)The Fund's investment adviser and some of the Fund's other service providers have agreed to waive fees or reimburse expenses until August 1, 2000. The figures shown here are after waivers and reimbursements. Total actual Fund operating expenses last year were 0.00% for Investor A Shares, 0.00% for Investor B Shares, and 0.00% for Investor C Shares. There is no guarantee that these waivers and reimbursements will continue after this date.

[GRAPHIC GOES HERE]





                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund

      o      your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above.
        If you sold all your shares at the end of the period, your costs would be:



                       1 year     3 years     5 years     10 years
  Investor A Shares     $000       $000        $000        $000
  Investor B Shares     $000       $000        $000        $000
  Investor C Shares     $000       $000        $000        $000

        If you bought Investor B Shares and didn't sell them, your costs would be:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $000       $000        $000        $000

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------


[GRAPHIC GOES HERE]



                ABOUT THE SUB-ADVISER




                MARSICO CAPITAL IS THIS FUND'S SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT
                 MARSICO CAPITAL AND
                 MR. MARSICO ON PAGE 00.

[GRAPHIC GOES HERE]



                WHY INVEST IN A GROWTH AND INCOME FUND?



                GROWTH AND INCOME FUNDS CAN INVEST IN A MIX OF EQUITY AND FIXED INCOME SECURITIES. THIS CAN HELP REDUCE VOLATILITY AND GIVES THE PORTFOLIO MANAGEMENT TEAM THE FLEXIBILITY TO SHIFT AMONG SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.


                WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER SECURITIES THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS AND MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

 NATIONS MARSICO GROWTH & INCOME FUND


[GRAPHIC GOES HERE]



        INVESTMENT OBJECTIVE
        This Fund seeks long-term growth of capital with a limited emphasis on income.



[GRAPHIC GOES HERE]



        PRINCIPAL INVESTMENT STRATEGIES
        The Fund normally invests up to 75% of its assets in EQUITY SECURITIES that are believed to have significant growth potential and at least 25% of its assets in equity and FIXED INCOME SECURITIES that are believed to have income potential. The Fund generally holds 35 to 50 securities and emphasizes large-capitalization COMMON STOCKS.


 Marsico Capital may shift assets between growth and income securities based on its analysis of market, financial and economic conditions. It will emphasize growth securities if it believes they will provide better returns than the yields available or expected on income-producing securities. If Marsico Capital believes it appropriate to do so, it may also reduce investments in growth securities to 25% of the Fund's assets.


 Since income is a part of the Fund's investment objective, Marsico Capital may consider a company's anticipated dividends when selecting equity securities. It may also find opportunities for capital growth from fixed income securities because of expected changes in interest rates, credit rating, currency exchange rates or other factors. The Fund is not, however, designed to produce a consistent level of income.


 The Fund may hold up to 25% of its assets in FOREIGN SECURITIES. The Fund may also invest smaller percentages of its assets in other kinds of securities, which are described in the SAI.


 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o they have promising products, markets or technologies that can result in extraordinary growth

  o they have strong brand franchises that can take advantage of a changing global environment

  o they have global reach that can allow the Fund to take advantage of a broader range of investment opportunities. Not limiting itself to the markets of a single country can also help the Fund reduce risk.

  o they are responding to the major social, economic and cultural shifts taking place in the world

[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND ON PAGE 00 AND IN THE SAI.


 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. The process also includes a "bottom-up" analysis that considers individual company characteristics like commitment to research, market franchise and quality of management.



[GRAPHIC GOES HERE]



        RISKS AND OTHER THINGS TO CONSIDER
        While investing in equity securities and fixed income securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the portfolio, or the portfolio may not perform as well as other investments. Nations Marsico Growth & Income Fund has the following general risks:

     o INVESTMENT STRATEGY RISK - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will fall or will not rise as high as Marsico Capital expects.

     o STOCK MARKET RISK - The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.

     o INTEREST RATE RISK - The prices of the Fund's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for securities that are issued or backed by the U.S. government. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

     o FOREIGN INVESTMENT RISK - The Fund may only invest up to 25% of its assets in foreign securities, which means it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties in selling securities and lack of financial information. Withholding taxes may apply to some foreign investments.



[GRAPHIC GOES HERE]



        A LOOK AT THE FUND'S PERFORMANCE
        Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC GOES HERE]





                THE BAR CHART SHOWS YOU THE PERFORMANCE OF THE FUND'S INVESTOR A SHARES. THESE RETURNS DO NOT REFLECT DEDUCTIONS OF SALES CHARGES OR ACCOUNT FEES, AND WOULD BE LOWER IF THEY DID. RETURNS FOR INVESTOR B AND INVESTOR C SHARES ARE DIFFERENT BECAUSE THEY HAVE THEIR OWN EXPENSES, PRICING AND SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN (%)
[GRAPHIC GOES HERE]

 00%     00%     00%     00%    00%     00%     00%
---------------------------------------------------
1900    1900    1900    1900   1900    1900    1900


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


        Best -- 0 quarter 1990:           0%
        Worst -- 0 quarter 1900:          0%
        Year-to-date return as of 00:     0%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                       1 year      5 years     10 years
  Investor A Shares     0.00%        0.00%       0.00%
  Investor B Shares     0.00%        0.00%       0.00%
  Investor C Shares     0.00%        0.00%       0.00%
  S&P 500               0.00%        0.00%       0.00%

        The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.

[GRAPHIC GOES HERE]





        THERE ARE TWO KINDS OF FEES -- THOSE YOU PAY DIRECTLY, AND ONGOING FEES AND EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS.


[GRAPHIC GOES HERE]



        WHAT IT COSTS TO INVEST IN THE FUND

                                                   Investor A     Investor B     Investor C
Fees you pay directly                                Shares         Shares         Shares
        Maximum sales charge (load)
        when you buy your shares                      5.75%          none           none
        Maximum deferred sales charge
        (load) when you sell your shares              none(1)        5.00%(2)       1.00%(3)
        Redemption fee, as a percentage
        of the amount sold                            none(4)        none           none

        Ongoing fees and expenses deducted from the Fund's assets
        (the Fund's operating expenses)(5)

        Management fees                               0.85%          0.85%          0.85%
        Distribution (12b-1) and service fees         0.25%          1.00%          1.00%
        Other expenses                                0.40%          0.40%          0.40%
        Total annual fund operating expenses          1.50%          2.25%          2.25%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page 00 for details.


      (2)This charge decreases over time. Please see page 00 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 00 for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 00 for details.


      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 00 for details.


      (5)The Fund's investment adviser and some of the Fund's other service providers have agreed to waive fees or reimburse expenses until August 1, 2000. The figures shown here are after waivers and reimbursements. Total actual Fund operating expenses last year were 0.00% for Investor A Shares, 0.00% for Investor B Shares, and 0.00% for Investor C Shares. There is no guarantee that these waivers and reimbursements will continue after this date.

[GRAPHIC GOES HERE]





                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund

      o      your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above.


        If you sold all your shares at the end of the period, your costs would be:



                      1 year     3 years     5 years     10 years
  Investor A Shares     $000       $000        $000        $000
  Investor B Shares     $000       $000        $000        $000
  Investor C Shares     $000       $000        $000        $000

        If you bought Investor B Shares and didn't sell them, your costs would be:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $000       $000        $000        $000

ABOUT THE BALANCED FUND
--------------------------------------------------------------------------------


[GRAPHIC GOES HERE]



                ABOUT THE SUB-ADVISER




                TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S VALUE MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 00.

[GRAPHIC GOES HERE]



                WHAT IS AN ASSET ALLOCATION FUND?




                AN ASSET ALLOCATION FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND MONEY MARKET INSTRUMENTS.


                EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. COMBINING THEM IN ONE FUND CAN HELP REDUCE RISK AND INCREASE RETURNS BECAUSE AT LEAST ONE ASSET CLASS SHOULD HAVE THE POTENTIAL TO BE A STRONGER PERFORMER REGARDLESS OF MARKET CONDITIONS.


                BALANCED FUNDS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.

 NATIONS BALANCED ASSETS FUND


[GRAPHIC GOES HERE]



        INVESTMENT OBJECTIVE
        This Fund seeks total return by investing in equity and fixed income securities.



[GRAPHIC GOES HERE]



        PRINCIPAL INVESTMENT STRATEGIES
        This Fund invests in a mix of EQUITY and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS.


        Equity securities the Fund invests in are principally COMMON STOCK of seasoned companies believed to be financially strong.


        Fixed income securities normally make up at least 25% of the Fund's assets. Fixed income securities the Fund invests in are principally bonds, notes and MORTGAGE-BACKED and ASSET-BACKED SECURITIES issued by U.S. companies and government entities.


        MONEY MARKET INSTRUMENTS the Fund invests in are principally cash equivalents.


        The Fund may also invest up to 10% of its assets in other kinds of securities, which are described in the SAI.


 The management team uses asset allocation as its principal investment approach. The team allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class. The team evaluates:

  o current economic and financial market conditions in the U.S. and abroad

  o current interest rate trends

  o earnings and dividend prospects for COMMON STOCKS

  o the overall stability of financial markets


 The team may change the Fund's asset allocation to try to increase returns and reduce risk.


     The team selects individual investments using the following process:

  o For the equity portion of the Fund, the team uses fundamental research and valuation analysis.

  o For the fixed income portion of the Fund, the team selects securities rated INVESTMENT GRADE at the time of investment. The team may choose unrated securities if it believes they are of comparable quality to rated securities at the time of investment.

[GRAPHIC GOES HERE]



                 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND ON PAGE 00 AND IN THE SAI.


  o For the money market portion of the Fund, the team chooses high-quality securities primarily to provide LIQUIDITY.


 The management team may use various tax strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a CAPITAL LOSS


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.




[GRAPHIC GOES HERE]



        RISKS AND OTHER THINGS TO CONSIDER
        While investing in a mix of equity and fixed income securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the portfolio, or the portfolio may not perform as well as other investments. Nations Balanced Assets Fund has the following general risks:

     o INVESTMENT STRATEGY RISK - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

     o STOCK MARKET RISK - The value of the stocks the Fund holds, like the stock market in general, can rise or fall over short as well as long periods.

     o INTEREST RATE RISK - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for securities that are issued or backed by the U.S. Government. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.



[GRAPHIC GOES HERE]



        A LOOK AT THE FUND'S PERFORMANCE
        Looking at past performance can give you an idea of a Fund's volatility from year to year and its average returns over time. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC GOES HERE]





                THE BAR CHART SHOWS YOU THE PERFORMANCE OF THE FUND'S INVESTOR A SHARES. THESE RETURNS DO NOT REFLECT DEDUCTIONS OF SALES CHARGES OR ACCOUNT FEES, AND WOULD BE LOWER IF THEY DID. RETURNS FOR INVESTOR B AND INVESTOR C SHARES ARE DIFFERENT BECAUSE THEY HAVE THEIR OWN EXPENSES, PRICING AND SALES CHARGES.






[GRAPHIC GOES HERE]




        THERE ARE TWO KINDS OF FEES -- THOSE YOU PAY DIRECTLY, AND ONGOING FEES AND EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS.

        YEAR BY YEAR TOTAL RETURN (%)
[GRAPHIC GOES HERE]

 00%     00%     00%     00%    00%     00%     00%
---------------------------------------------------
1900    1900    1900    1900   1900    1900    1900




        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:



        Best -- 0 quarter 1990:           0%
        Worst -- 0 quarter 1900:          0%
        Year-to-date return as of 00:     0%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                                       1 year      5 years     10 years
        Investor A Shares               0.00%        0.00%       0.00%
        Investor B Shares               0.00%        0.00%       0.00%
        Investor C Shares               0.00%        0.00%       0.00%
        S&P 500                         0.00%        0.00%       0.00%
        Lehman Aggregate Bond Index     0.00%        0.00%       0.00%

        The S&P 500 (Standard & Poor's 500 Composite Stock Price Index) is an index of 500 common stocks chosen by Standard & Poor's on a statistical basis.


        The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations.



[GRAPHIC GOES HERE]



        WHAT IT COSTS TO INVEST IN THE FUND

                                              Investor A     Investor B     Investor C
Fees you pay directly                           Shares         Shares         Shares
        Maximum sales charge (load)
        when you buy your shares                 5.75%          none           none
        Maximum deferred sales charge
        (load) when you sell your shares         none(1)        5.00%(2)       1.00%(3)
        Redemption fee, as a percentage
        of the amount sold                       none(4)        none           none


        Ongoing fees and expenses deducted from the Fund's assets
        (the Fund's operating expenses)(5)

        Management fees                           0.75%         0.75%          0.75%
        Distribution (12b-1) and service fees     0.25%         1.00%          1.00%
        Other expenses                            0.33%         0.33%          0.33%
        Total annual fund operating expenses      1.33%         2.08%          2.08%

[GRAPHIC GOES HERE]





                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page 00 for details.


      (2)This charge decreases over time. Please see page 00 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 00 for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 00 for details.


      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 00 for details.


       (5)The Fund's investment adviser and some of the Fund's other service providers have agreed to waive fees or reimburse expenses until August 1, 2000. The figures shown here are after waivers and reimbursements. Total actual Fund operating expenses last year were 0.00% for Investor A Shares, 0.00% for Investor B Shares, and 0.00% for Investor C Shares. There is no guarantee that these waivers and reimbursements will continue after this date.



        EXAMPLE
        This example is designed to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund

      o      your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above.


        If you sold all your shares at the end of the period, your costs would be:



                      1 year     3 years     5 years     10 years
  Investor A Shares     $000       $000        $000        $000
  Investor B Shares     $000       $000        $000        $000
  Investor C Shares     $000       $000        $000        $000

        If you bought Investor B Shares and didn't sell them, your costs would be:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $000       $000        $000        $000

[GRAPHIC GOES HERE]



         OTHER IMPORTANT INFORMATION


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page . The following are some other risks and information you should consider before you invest:

     o YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY NATIONSBANK, N.A. (NATIONSBANK), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     o AFFILIATES OF NATIONSBANK AND BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

     o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information.

     o FOREIGN INVESTMENT RISK - The Funds may invest up to 20% of their assets in foreign securities, except for Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund, which can invest up to 25% of their assets in foreign securities. This means the Funds can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; volatility from a lack of LIQUIDITY; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.


        Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Pacific Basin and the Far East, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

     o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

     o PORTFOLIO TURNOVER - A Fund that replaces -- or turns over -- more than 100% of its securities in a year may have higher brokerage costs than a Fund that is trading less frequently. This may also result in larger distributions of CAPITAL GAINS to shareholders. All of the Funds generally buy securities for capital appreciation, investment income, or both, and do not engage in short-term trading. You'll find the portfolio turnover rate for each Fund in the FINANCIAL HIGHLIGHTS.

     o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.


        All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.


        A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues.

[GRAPHIC GOES HERE]



                NATIONSBANC ADVISORS, INC.




                ONE BANK OF AMERICA PLAZA
                CHARLOTTE, NORTH CAROLINA 28255


[GRAPHIC GOES HERE]



         HOW THE FUNDS ARE MANAGED


 INVESTMENT ADVISER
 NBAI is the investment adviser to the Equity Funds and the Balanced Fund, as well as to over 60 other mutual fund portfolios in the Nations Funds Family (Nations Funds).


 NBAI is a registered investment adviser. It's a wholly owned subsidiary of NationsBank, which is owned by BankAmerica Corporation. It is anticipated that NationsBank and Bank of America will merge in July 1999. The combined bank will be called Bank of America National Trust and Savings Association. The level or quality of advisory and other services provided to the portfolios by NationsBank, NBAI or its affiliates should not be affected by the merger.


 Nations Funds pays NBAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. NBAI uses part of this money to pay investment sub-advisers for the services they provide to Nations Funds.


 NBAI has agreed to waive or reimburse [expenses or fees] for certain Funds until August 1, 2000. You'll find a discussion of any waiver or reimbursement in the Fund descriptions. There is no assurance that NBAI will continue to waive or reimburse any fees or expenses after this date.


 The following chart shows the maximum advisory fees NBAI can receive, along with the actual advisory fees it received during the Funds' last fiscal period (April 1, 1998 to March 31, 1999), after waivers and reimbursements:



 ANNUAL INVESTMENT ADVISORY FEE,
 AS A % OF AVERAGE DAILY NET ASSETS


                                          Maximum     Actual fee
                                          advisory     paid last
                                            fee       fiscal year
  Nations Value Fund                        0.00         0.00
  Nations Equity Income Fund                0.00         0.00
  Nations Emerging Growth Fund              0.00         0.00
  Nations Small Company Growth Fund         0.00         0.00
  Nations Disciplined Equity Fund           0.00         0.00
  Nations Capital Growth Fund               0.00         0.00
  Nations Marsico Focused Equities Fund     0.00         0.00
  Nations Marsico Growth & Income Fund      0.00         0.00
  Nations Balanced Assets Fund              0.00         0.00

[GRAPHIC GOES HERE]



                TRADESTREET INVESTMENT
                ASSOCIATES, INC.



                ONE BANK OF AMERICA PLAZA
                CHARLOTTE, NORTH CAROLINA 28255
















[GRAPHIC GOES HERE]



                MARSICO CAPITAL
                MANAGEMENT, LLC



                1200 17TH STREET
                SUITE 1300
                DENVER, COLORADO 80202

 INVESTMENT SUB-ADVISERS
 Nations Funds and NBAI have engaged investment sub-advisers to provide day-to-day portfolio management for the Funds. These sub-advisers function under the supervision of the Boards of Directors/Trustees of Nations Funds and NBAI.



 TRADESTREET INVESTMENT ASSOCIATES, INC.
 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of NationsBank. Its management expertise covers all major domestic asset classes.


 Currently managing more than $70 billion, TradeStreet has more than 140 institutional clients and is sub-adviser to over 50 mutual funds in the Nations Funds Family. TradeStreet uses a team approach to investment management. Each team has access to the latest analytic technology and expertise.


 TradeStreet is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.


Fund                                  TradeStreet team
  Nations Value Fund                   Value Management Team

  Nations Equity Income Fund           Structured Products Management Team

  Nations Emerging Growth Fund         Strategic Growth Management Team

  Nations Small Company Fund           Strategic Growth Management Team

  Nations Disciplined Equity Fund      Structured Products Management Team

  Nations Capital Growth Fund          Core Growth Management Team

  Nations Balanced Assets Fund         Value Management Team

 MARSICO CAPITAL MANAGEMENT, LLC
 Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. It is a registered investment adviser and specializes in large capitalization stocks and currently has over $6 billion in assets under management.


 Marsico Management Holdings, LLC, a wholly owned subsidiary of NationsBank, owns 50% of the equity of Marsico Capital.


 Marsico Capital is the investment sub-adviser to:

  o Nations Marsico Focused Equities Fund

  o Nations Marsico Growth & Income Fund


 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for the day-to-day management of these Funds. Before forming the company, Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation. He has more than 20 years of experience as a securities analyst and portfolio manager.

[GRAPHIC GOES HERE]



        PERFORMANCE OF OTHER FUNDS MANAGED BY THOMAS MARSICO
        The table below shows you how a similar fund managed by Thomas Marsico performed in the past.


        The Janus Twenty Fund has an investment objective, policies and strategies that are very similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.


        The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, except for any account level charges, and assume all dividends and distributions have been reinvested.



        AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 7, 1997



                                                     Janus Twenty
                                                       Fund (%)      S&P 500 (%)
        one year                                         48.21           46.41
        three years                                      32.07           30.63
        five years                                       20.02           20.98
        during the period of Mr. Marsico's management
        (January 31, 1988 to August 7, 1997)             23.38           18.20

        This information is designed to demonstrate the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.


        Performance will vary based on many factors, including market conditions, the composition of the fund's holdings and the fund's expenses.

        The Janus Growth and Income Fund has an investment objective, policies and strategies that are very similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from is inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $1.7 billion in net assets on August 11, 1997.

[GRAPHIC GOES HERE]



                STEPHENS INC.




                111 CENTER STREET
                LITTLE ROCK, ARKANSAS 72201





[GRAPHIC GOES HERE]



                FIRST DATA INVESTOR
                SERVICES GROUP, INC.



                ONE EXCHANGE PLACE
                BOSTON, MASSACHUSETTS 02109

        The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The S&P 500 is a broadly based index of 500 large U.S. companies. The returns reflect deductions of fees and expenses, except for any account level charges, and assume all dividends and distributions have been reinvested.



        AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 7, 1997


                                                      Janus Twenty
                                                         Fund (%)      S&P 500 (%)
        one year                                         47.77           46.41
        three years                                      31.13           30.63
        five years                                       21.16           20.98
        during the period of Mr. Marsico's management
        (May 31, 1991 to August 7, 1997)                 21.19           18.59

        This information is designed to demonstrate the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.


        Performance will vary based on many factors, including market conditions, the composition of the fund's holdings and the fund's expenses.



 OTHER SERVICE PROVIDERS
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay service fees or commissions to companies that assist investors in buying shares of the Funds.


 NBAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. NBAI and Stephens receive a combined monthly fee of 0.23% from the Funds for their services, based on the annual rate of the average daily net assets of the Funds, as well as certain out of pocket expenses.


 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------


[GRAPHIC GOES HERE]





                WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF NATIONSBANK OR BANK OF AMERICA, THAT HAVE SIGNED AN AGREEMENT WITH US OR STEPHENS.


[GRAPHIC GOES HERE]



                 FOR MORE INFORMATION
                 ABOUT HOW TO CHOOSE A
                 SHARE CLASS, CONTACT YOUR
                 INVESTMENT PROFESSIONAL OR
                 CALL US AT 1.800.321.7854.



[GRAPHIC GOES HERE]



                 FOR MORE INFORMATION ABOUT SHAREHOLDER SERVICING AND DISTRIBUTION FEES, SEE HOW SELLING AGENTS ARE PAID.





[GRAPHIC GOES HERE]



         CHOOSING A SHARE CLASS



 Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares for each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees of the share classes.


                                     Investor A        Investor B            Investor C
                                       Shares            Shares                Shares
  Maximum amount                     no limit           $250,000              no limit
  you can buy
  Maximum front-end                    5.75%              none                  none
  sales charge
  Maximum deferred                     none(1)            5.00%                 1.00%
  sales charge
  Redemption fee                       none(2)            none                  none
  Maximum annual                       0.25%              0.75%                 0.75%
  distribution and                    (12b-1)          distribution         distribution
  shareholder servicing fees        combined fee       (12b-1) fee           (12b-1) fee
                                                     0.25% service fee    0.25% service fee
  Conversion feature                   none                yes                  none

  (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within two years of buying them. Please see page for details.


  (2)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page for details.


 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.


 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or CDSC that applies, and when you're required to pay the charge.


 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower distribution (12b-1) and shareholder servicing fees than Investor B and Investor C Shares, which means that Investor A Shares can be expected to earn relatively higher dividends per share.

[GRAPHIC GOES HERE]





                THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.


                THE NET ASSET VALUE PER SHARE IS THE PRICE CALCULATED BY A FUND FOR A SHARE AT THE END OF EVERY BUSINESS DAY.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can accumulate distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.



[GRAPHIC GOES HERE]



        ABOUT INVESTOR A SHARES



        There is no limit to the amount you can invest in Investor A Shares. You may pay a front-end sales charge when you buy your shares, or in some cases, a contingent deferred sales charge (CDSC).


        FRONT-END SALES CHARGE
        You'll pay a front-end sales charge when you buy Investor A Shares, unless:

     o you qualify for a reduction or waiver of the sales charge. You can find out if you qualify for a reduction or waiver in WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE.

     o     you're reinvesting dividends or distributions


        The sales charge you'll pay depends on the amount you're investing -- the larger the investment, the smaller the sales charge.


                                                                           Amount
                                                                          retained
                                                                         by selling
                                 Sales charge        Sales charge          agents
                                 as a % of the      as a % of the      as a % of the
                                offering price     net asset value     offering price
Amount you bought                  per share          per share          per share
$0-$49,999                          5.75%              6.10%               5.00%
$50,000-$99,999                     4.50%              4.71%               3.75%
$100,000-$249,999                   3.50%              3.63%               2.75%
$250,000-$499,999                   2.50%              2.56%               2.00%
$500,000-$999,999                   2.00%              2.04%               1.75%
$1,000,000 or more                  0.00%              0.00%               minimum 1.00%(1)

      (1)1.00% on the first $3,000,000, plus 0.50% on the next $47,000,000, plus
         0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within two years from the time they were bought. Please see HOW SELLING AGENTS ARE PAID for more information.

        CONTINGENT DEFERRED SALES CHARGE
        You'll pay a CDSC if you buy $1,000,000 or more of Investor A Shares and sell them within two years of buying them.


        If you sell your shares          You'll pay a CDSC of
        during the first year you own them      1.00%
        during the second year you own them     0.50%

        The CDSC is calculated from the day your purchase is accepted (the TRADE
        DATE). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.


        You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested dividends and distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


        REDEMPTION FEE
        There are two situations when we'll charge a 1% redemption fee on the sale of Investor A Shares:

     o if you bought $1,000,000 or more Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months after buying them

     o if an employee benefit plan made its initial investment in Investor A Shares between July 31, 1997 and November 15, 1998 and sold those shares within 18 months of buying them because the plan sold all of its Nations Funds holdings.


        This fee is deducted from the amount sold and is paid to the Fund. The Fund can reduce or cancel the fee at any time.



[GRAPHIC GOES HERE]



        ABOUT INVESTOR B SHARES

        You can buy up to $250,000 of Investor B Shares in total. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.


        CONTINGENT DEFERRED SALES CHARGE
        You'll pay a CDSC when you sell your Investor B Shares, unless:

     o you bought the shares on or after January 1, 1996 and prior to August 1, 1997

     o     you received the shares from reinvested dividends and distributions

     o you qualify for a reduction or waiver of the sales charge. You can find out how to qualify for a reduction or waiver on page .

        The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.


        Your selling agent receives a commission when you buy Investor B Shares. Please see HOW SELLING AGENTS ARE PAID for more information.

                                                            You'll pay a CDSC of
                                   -----------------------------------------------------------------------
                                                                                        Shares
                                                                                         you
                                                                                        bought     Shares
                                      Shares                                           between      you
                                    you bought       Shares you bought between         1/1/1996    bought
If you sell your shares                after          8/1/1997 and 11/15/1998            and       before
during the following year:          11/15/1998       in the following amounts:        7/31/1997   1/1/1996
---------------------------------  ------------ ------------------------------------ ----------- ---------
                                                               $250,000-   $500,000-
                                                 $0-$249,999    $499,999   $999,999
 the first year you own them       5.0%         5.0%          3.0%        2.0%           zero    5.0%
 the second year you own them      4.0%         4.0%          2.0%        1.0%           zero    4.0%
 the third year you own them       3.0%         3.0%          1.0%        zero           zero    3.0%
 the fourth year you own them      3.0%         3.0%          zero        zero           zero    2.0%
 the fifth year you own them       2.0%         2.0%          zero        zero           zero    2.0%
 the sixth year you own them       1.0%         1.0%          zero        zero           zero    1.0%
 after six years of owning them    zero         zero          zero        zero           zero    zero

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


        ABOUT THE CONVERSION FEATURE
        Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:


                                       Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for
  after November 15, 1998                      eight years
  between August 1, 1997
  and November 15, 1998
   $0-$249,000                                 nine years
   $250,000-$499,999                           six years
   $500,000-$999,999                          five years
  before August 1, 1997                       nine years

        The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

       Here's how the conversion works:

        o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        o Shares are converted at the end of the month in which they become eligible for conversion.

        o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        o Any Investor B Shares you received from reinvested dividends or distributions will convert to Investor A Shares at the same time the original purchase is converted.

        o If you exchange Investor B Shares of Funds other than money market funds, the conversion date is based on the trade date of your original purchase.



[GRAPHIC GOES HERE]



        ABOUT INVESTOR C SHARES

        There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.


        CONTINGENT DEFERRED SALES CHARGE
        You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year after you bought them, unless:

        o  you're reinvesting dividends or distributions

        o you qualify for a reduction or waiver of the CDSC. You can find out how to qualify for a reduction or waiver on page .


        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


        Your selling agent receives a commission when you buy Investor C Shares. Please see HOW SELLING AGENTS ARE PAID for more information.

[GRAPHIC GOES HERE]





                PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.


                YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER AT THE TIME YOU MAKE THE TRANSACTION.


                WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

        WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE


        FRONT-END SALES CHARGES
        (Investor A Shares)


        There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        o COMBINE PURCHASES YOU'VE ALREADY MADE
          Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own (except money market funds and index funds) with Investor A Shares you've recently bought to calculate the sales charge. You'll pay a sales charge on the current net asset value or the original purchase cost, whichever is higher.

        o COMBINE PURCHASES YOU PLAN TO MAKE
          By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

         o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

         o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

         o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

         o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

         o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

        o COMBINE PURCHASES WITH FAMILY MEMBERS
          You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Purchases of money market funds don't qualify.


        The following people can buy Investor A Shares without paying a front-end sales charge:

        o full-time employees and retired employees of BankAmerica Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        o accounts opened by a bank, trust company or thrift institution, acting as a fiduciary

        o individuals receiving a distribution from a NationsBank trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested through a trust account established with another trustee and invested in the Funds within 90 days. Investors who transfer their proceeds to a fiduciary account may continue to buy shares in the Funds without paying a front-end sales charge.

        o Nations Funds' Trustees, Directors and employees of its investment sub- advisers

        o registered broker/dealers that have entered into a Nations Fund dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

        o registered personnel and employees of these broker/dealers may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of their employer as long as these purchases are made for their own investment purposes

        o  employees or partners of any service provider to the Funds

        o former shareholders of Class B Shares of the Special Equity Portfolio of The Capitol Mutual Funds who held these shares as of January 31, 1994 or received Investor A Shares of Nations Disciplined Equity Fund may buy Investor A Shares of Nations Disciplined Equity Fund without paying a front-end sales charge

        o investors who buy through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds Personal Investment Planner accounts, wrap fee accounts and other managed agency/asset allocation accounts


        The following plans can buy Investor A Shares without paying a front-end sales charge:

        o pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
           Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

        o have at least $500,000 invested in Investor A Shares of Nations Funds (except money market funds), or

        o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except money market funds), or

        o be an employer-sponsored plan with at least 100 eligible participants, or

      o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent. Stephens may pay selling agents up to 1.00% of the net asset value of Investor A Shares bought without a sales charge. Stephens may be reimbursed through any CDSC that applies.
        You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. First Data, Stephens or their agents must receive your written request within 120 days after you sell your shares.


        CONTINGENT DEFERRED SALES CHARGES
        (Investor A, Investor B and Investor C Shares)


        You won't pay a CDSC on the following transactions:

     o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

     o the following retirement plan distributions:

       o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

       o a tax-free return of an excess contribution to an IRA

       o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

     o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

     o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

     o shares sold because Nations Funds combine with another registered company through a merger, acquisition of assets or other transaction

        o withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000.


        We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America and its affiliates, or by current or former trustee or director of the Nations Funds or other management companies managed by Bank of America.


        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. First Data, Stephens or their agents must receive your written request within 120 days after you sell your shares.

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                IF YOU DON'T HAVE AN INVESTMENT PROFESSIONAL, CALL US AT
                1.800.321.7854. WE'LL BE PLEASED TO RECOMMEND INVESTMENT PROFESSIONALS IN YOUR AREA.


                YOUR SELLING AGENT MAY HAVE DIFFERENT LIMITS, CHARGE OTHER FEES, OR HAVE DIFFERENT POLICIES FOR BUYING, SELLING AND EXCHANGING SHARES THAN THOSE DESCRIBED IN THIS PROSPECTUS.


[GRAPHIC GOES HERE]



         BUYING, SELLING AND EXCHANGING SHARES


 You can invest in the Funds through your selling agent or directly from Nations Funds.


 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.


 Some people prefer to invest directly with Nations Funds. You can find out how to open an account, and buy, sell and exchange shares by writing us or calling us at 1.800.321.7854.


 The table below summarizes some key information about buying, selling and exchanging shares. These are described in more detail on the following pages. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.


 Please contact your investment professional or selling agent, or call Nations Funds at 1.800.321.7854 if you have any questions about how to place an order or set up one of our automatic plans.

                         Ways to
                       buy, sell or             How much you can buy,
                         exchange                 sell or exchange                            Other things  to know
------------------  ----------------- -----------------------------------------------------------------------------------------
Buying shares       In a lump sum     minimum initial investment:              There is no limit to the amount you can invest
                                      o $1,000 for regular accounts            in Investor A and C Shares. You can invest up to
                                      o $500 for traditional IRA accounts      $250,000 in Investor BShares in total.
                                      o $250 for non-working spousal IRAs
                                      o $250 for certain fee-based accounts
                                      o no minimum for certain retirement
                                        plan accounts like 401(k) plans and
                                        SEP accounts, but other restrictions
                                        apply.
                                      minimum additional investment:
                                      o $100 for all accounts
                    Using our         minimum initial investment:              You can buy shares monthly, twice a month or
                    Systematic        o $100                                   quarterly, using automatic transfers from your
                    Investment Plan   minimum additional investment:           bank account.
                                      o $50
------------------- -----------------  -----------------------------------------------------------------------------------------
Selling shares      In a lump sum     o you can sell up to $50,000 of your     We'll deduct any CDSC from the amount you're
                                        shares by telephone, otherwise there   selling and send
                                        are no limits to the amount you can    you or your selling agent the balance, usually
                                        sell                                   within three business days of receiving your
                                      o other restrictions may apply to        order.
                                        withdrawals from retirement plan
                                        accounts
                     Using our        o minimum $25 per withdrawal             Your account balance must be at least $10,000
                     Automatic                                                 to set up the plan. You can make withdrawals
                    Withdrawal Plan                                            monthly, twice a month or quarterly. We'll send
                                                                               your money by check or deposit it directly to
                                                                               your bank account. No CDSC is deducted if you
                                                                               withdraw 12% or less of the value of your
                                                                               shares in a class.
----------------- ------------------- -------------------------------------------------------------------------------------------
Exchanging shares   In a lump sum     o minimum $1,000 per exchange            Investor A Shares:
                                                                               o You can exchange Investor A Shares of one
                                                                                 Fund for Investor A Shares of another Fund,
                                                                                 except index funds. You generally won't pay
                                                                                 a front-end sales charge on the shares you're
                                                                                 buying, or a CDSC or redemption fee on the
                                                                                 shares you're selling.
                                                                               Investor B Shares:
                                                                               o You can exchange Investor B Shares of one
                                                                                 Fund for Investor B Shares of another Fund,
                                                                                 or for Investor C Shares of a money market
                                                                                 fund. You won't pay a CDSC on the shares
                                                                                 you're selling.
                                                                                 Investor C Shares:
                                                                               o You can exchange Investor C Shares of one
                                                                                 Fund, except money market funds, for
                                                                                 Investor C Shares of another Fund, except
                                                                                 money market funds or index funds, or for
                                                                                 Daily Shares of any money market fund. You
                                                                                 won't pay a CDSC on the shares you're
                                                                                 selling.
                     Using our         o minimum $25 per exchange              o Not available for Investor B Shares.
                     Automatic                                                 o You must already have an investment in the
                     Exchange                                                    Funds you want to buy and sell. You can
                     Feature                                                     make exchanges monthly or quarterly.

[GRAPHIC GOES HERE]





                A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE
                (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE (NYSE), USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.


                THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL
                HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY (OBSERVED), INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

 HOW SHARES ARE PRICED
 All transactions are based on the price of a Fund's shares -- or its NET ASSET VALUE PER SHARE. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the NET ASSET VALUE for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.


 VALUING SECURITIES IN A FUND
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the portfolio could change on days when portfolio shares may not be purchased or redeemed.


 HOW ORDERS ARE PROCESSED
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens or First Data before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the TRADE DATE. We and Stephens may refuse any order. If this happens, we'll return any money we've received to your selling agent.


 TELEPHONE ORDERS
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.


 Here's how telephone orders work:
     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

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                THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE
                PLUS ANY SALES CHARGE THAT APPLIES.


                THE NET ASSET VALUE PER SHARE IS THE PRICE CALCULATED FOR A FUND AT THE END OF EVERY BUSINESS DAY.


[GRAPHIC GOES HERE]



        BUYING SHARES

        Here are some general rules for buying shares:

          o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at the net asset value per share.

          o If we don't receive your money within three business days of receiving your order, we'll refuse the order and notify your selling agent.

          o Selling agents are responsible for sending orders to us and ensuring we your money on time.

          o Shares you buy are recorded on the books of the Fund. We don't issue certificates unless you ask for them in writing, and don't issue certificates for fractions of shares.


     MINIMUM INITIAL INVESTMENT
        The minimum initial amount you can buy is usually $1,000.


        If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o $500 for traditional Individual Retirement Accounts (IRAs)

          o $250 for non-working spousal IRAs

          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o $100 for Systematic Investment Plans described below

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Method Plans for Employees (SIMPLE
            IRAs), salary reduction-Individual Retirement Accounts (SAR-IRAs) or other similar kinds of accounts. However, the value of your account must be at least $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account. Otherwise, we may sell the shares in your account if we give you 60 days notice in writing.

[GRAPHIC GOES HERE]



                 FOR MORE INFORMATION
                 ABOUT TELEPHONE ORDERS,
                 SEE PAGE   .


     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of as little as $100, or $50 if you buy shares through our Systematic Investment Plan.


 SYSTEMATIC INVESTMENT PLAN
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.


     Here's how the plan works:

  o   You can buy shares twice a month, monthly or quarterly.

  o You can choose to have us transfer your money on or about the 15th or the last day of the month.

  o Some exceptions may apply to employees of NationsBank and its affiliates, and to plans set up before August , 1997. For details, please contact your investment professional.



[GRAPHIC GOES HERE]



       SELLING SHARES

       Here are some general rules for selling shares:

          o We'll deduct any CDSC from the amount you're selling and send you the balance.

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire to your selling agent or to you within three business days after Stephens, First Data or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days, or until the check has cleared.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to First Data. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

[GRAPHIC GOES HERE]





                YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

        We may sell your shares:

          o if the value of your account after you sell any shares falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

          o under certain circumstances allowed under the 1940 Act.


 AUTOMATIC WITHDRAWAL PLAN
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.


     Here's how the plan works:

          o   Your account balance must be at least $10,000 to set up the plan.

          o If you set up the plan after you've opened your account, your signature must be guaranteed.

          o You can choose to have us transfer your money on or about the 15th or the last day of the month.

          o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

          o We'll send you a check or deposit the money directly to your bank account.

          o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your Fund is earning, you'll eventually use up your original investment.


[GRAPHIC GOES HERE]



        EXCHANGING SHARES

        You can sell shares of one Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.


        Here's how exchanges work:

          o   You must exchange at least $1,000.

          o The rules for buying a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make an exchange into a Fund that is legally sold in your state.

          o You generally may only make an exchange into a share class that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (currently 60 days for a material change or cancellation), unless we are required to do so because of unusual circumstances.


          o An exchange is treated the same as a sale of shares for federal income tax purposes, which means you may realize a CAPITAL GAIN or LOSS on the Fund you're making the exchange from. You may not be able to deduct any capital losses if you exchange shares within 90 days of buying them.

          o You cannot exchange any shares you own in certificate form until First Data has received the certificate and deposited the shares to your account.


     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of one Fund for Investor A Shares of another Nations Fund, except index funds.


        Here are some rules for exchanging Investor A Shares:

          o You won't pay a front-end sales charge on the shares of the Fund you're buying if:

              o you're selling shares of a Fund other than a money market fund,
                and

              o the maximum sales charge that applies to the shares you're buying is equal to or less than:

              o the sales charge you paid on the shares of the Fund you're selling, plus

              o any sales charge you paid on Investor A Shares of any other
                Fund that you previously exchanged to buy those shares. You must tell First Data, Stephens or their agents about the previous exchange.

          o You won't pay a CDSC on the shares you're selling. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

          o You won't pay a redemption fee on the shares you're selling. Any redemption fee will be deducted later on when you sell the shares you received from the exchange. The fee will be based on the period from when you bought the original shares until you sold the shares you received from the exchange, unless you received shares of a money market fund. In that case, the fee will only be based on the period from when you bought the original shares until you sold them. Any redemption fee will be paid to the original Fund.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of one Fund for Investor B Shares of another Nations Fund, or for Investor C Shares of a Nations Funds money market fund.


     You won't pay a CDSC on the shares you're selling. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange, unless you received Investor C Shares of a money market fund. In that case, the CDSC will only be based on the period from when you bought the original shares until you sold them.


     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of one Fund, except for a Nations Funds money market fund, for:

          o Investor C Shares of another Nations Fund, except for a Nations Funds money market fund or index fund

          o   Daily Shares of any Nations Funds money market fund


     You won't pay a CDSC on the shares you're selling. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange, unless you received Daily Shares of a money market fund. In that case, the CDSC will only be based on the period from when you bought the original shares until you sold them.


     You'll pay a CDSC when you sell your shares within 30 days of receiving them from an exchange. Notwithstanding the foregoing, if a shareholder redeems shares acquired through an exchange, the shareholder will be subject to the highest CDSC applicable to any shares that were exchanged within the 30 days prior to the redemption.

 AUTOMATIC EXCHANGE FEATURE
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.


 Here's how automatic exchanges work:

          o Send your request to First Data in writing or call [First Data's telephone number].

          o You must already have an investment in the Funds you want to buy and sell.

          o You can choose to have us transfer your money on or about the 15th or the last day of the month in which the exchange is scheduled to occur.

          o   The rules for making exchanges apply to automatic exchanges.

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                THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE
                BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.


                YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED TO YOUR ACCOUNT.

[GRAPHIC GOES HERE]



         HOW SELLING AGENTS ARE PAID


 Your selling agent may receive compensation in a number of ways when you invest in the Funds. The kind and amount of the compensation depends on which share class you choose.


 Selling agents may pay a portion of their compensation to their investment professionals, under their own arrangements.


 COMMISSIONS
 Your selling agent may receive a commission when you buy a Fund. The amount of the commission depends on which share class you choose:

  o up to [5.00% of the offering price per share] of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares.

  o up to [4.00% of the net asset value per share] of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly.

  o up to [1.00% of the net asset value per share] of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly.


 DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
 Selling agents may receive annual distribution (12b-1) and shareholder servicing fees to cover the costs of selling shares and providing services to investors.


 The amount of the fee depends on the class of shares you own:


                                       Maximum annual distribution (12b-1)
                                         and shareholder servicing fees
                                 (as an annual % of average daily net assets)
 Investor A Shares             0.25% combined distribution (12b-1) and servicing fee

 Investor B Shares             0.75% distribution (12b-1) fee , 0.25% servicing fee

 Investor C Shares             0.75% distribution (12b-1) fee, 0.25% servicing fee

 Fees are calculated daily and deducted monthly. Over time, these fees will increase the cost of your investment, and may cost you more than any sales charges you may pay.


 We pay these fees according to our agreements with selling agents for as long as the plan continues, while they are eligible to receive the fees. We and Stephens may reduce or discontinue payments at any time.


     OTHER COMPENSATION

     Selling agents may also receive:

  o a bonus, incentive or other compensation if they sell a minimum dollar amount of shares of the Funds during a specified period

  o additional amounts on all sales of shares:

        o up to 1.00% of the offering price per share of Investor A Shares

        o up to 4.00% of the net asset value per share of Investor B Shares

        o up to 0.75% of the net asset value per share of Investor C Shares

  o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 Stephens or NBAI may make this compensation available only to selected selling agents. For example, Stephens sometimes sponsors promotions involving NationsBanc Investment, Inc., an affiliate of NBAI, and certain other selling agents. Selected selling agents may also receive compensation for opening a minimum number of accounts.


 Stephens is responsible for paying the costs of this compensation, and may be reimbursed for them under the 12b-1 plan or when a CDSC is deducted. Stephens may cancel any compensation program at any time.


 NBAI may pay amounts from its own assets to Stephens or other selling agents for administrative or distribution related services they provide to shareholders.

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                THE POWER OF COMPOUNDING




                YOU CAN CHOOSE TO REINVEST YOUR DISTRIBUTIONS IN ADDITIONAL SHARES OF THE SAME FUND AND CLASS.


                REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.


                PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT.

[GRAPHIC GOES HERE]



         DISTRIBUTIONS AND TAXES



 ABOUT DISTRIBUTIONS
 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

  o A fund can also have CAPITAL GAINS if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares. This is called a distribution.


 All of the Funds distribute any net realized capital gains, including net short-term capital gains, at least once a year.


 The frequency of distributions of net investment income vary by Fund:


                                                Frequency of
Fund                                        income distributions
 Nations Value Fund                               monthly

 Nations Equity Income Fund                       monthly

 Nations Emerging Growth Fund                    quarterly

 Nations Small Company Growth Fund                monthly

 Nations Disciplined Equity Fund                  monthly

 Nations Capital Growth Fund                      monthly

 Nations Marsico Focuses Equities Fund           quarterly

 Nations Marsico Growth & Income Fund            quarterly

 Nations Balanced Assets Fund                    quarterly

 Distributions are paid based on the number of shares you hold on the day before the distribution is declared. Shares are eligible to receive distributions up to and including the day before they are sold.


 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash.

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                THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY
                AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.


[GRAPHIC GOES HERE]



                 FOR MORE INFORMATION ABOUT
                 TAXES, PLEASE SEE THE SAI.



 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.


 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gains, you will, in effect, receive part of your purchase back if and when the Fund sells those securities, and realizes [and distributes] the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gains.


 HOW TAXES AFFECT YOUR INVESTMENT
 Distributions of net investment income, including net foreign currency gains and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of these distributions from their taxable income.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid on December 31 of the first year.


 Distributions of net capital gain (generally the excess of net long- term capital gain over net short-term capital loss), generally are taxable to you as net capital gains. Individual, trust and estate shareholders may be taxed on these distributions at preferential rates.


 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 WITHHOLDING TAX
 We're required by federal law to withhold tax of 31% on any distributions and sale proceeds paid to you (including amounts deemed to be paid for "in kind" and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o   the IRS informs us that you're otherwise subject to backup withholding.

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.


 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also required by federal law to withhold tax on distributions paid to some foreign shareholders.


 TAXATION OF REDEMPTIONS AND EXCHANGES
 Your redemptions (including redemptions "in kind") and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.



[GRAPHIC GOES HERE]



         FINANCIAL HIGHLIGHTS


 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information has been audited by PricewaterhouseCoopers LLP. You'll find the auditor's report and Nations Funds financial statements in the SAI. Please see the back cover to find out how you can get a copy.

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                 Period ended     Period ended
                                                   12/31/98*        12/31/98*
 Net asset value, beginning of period               $ 10.00          $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.06             0.02
 Net realized and unrealized gain/(loss) on
investments                                            0.25             3.00
Net Increase/(Decrease) in Net Asset Value from
operations                                             0.31             3.02
 LESS DISTRIBUTIONS:
Dividends from net investment income (a)              (0.03)           (0.02)
Dividends from net realized capital gains             (0.00)           (0.00)
 Returns of capital                                   (0.00)           (0.00)
Total dividends and distributions                     (0.00)           (0.00)
 Net asset value, end of period                     $ 10.28          $ 13.00
TOTAL RETURN+                                          3.11%           30.16%
================================================   ========         ========
 RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $ 2,310          $24,521
Ratio of operating expenses to average net
 assets++                                              1.25%            1.10%
 Ratio of net investment income to average net
 assets++                                              1.09%            0.33%
Portfolio turnover rate                                  16%             236%
 Ratio of operating expenses to average net
assets without waivers and/or expense
reimbursements (b)++                                   4.09%            1.94%



                                                 Period ended     Period ended     Period ended
                                                 12/31/98*        12/31/98*        12/31/98*
 Net asset value, beginning of period           $ 10.00          $ 10.00          $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.03             0.02             0.02
 Net realized and unrealized gain/(loss) on
investments                                       (0.97)            0.62             2.16
Net Increase/(Decrease) in Net Asset Value from
operations                                        (0.94)            0.64             2.18
 LESS DISTRIBUTIONS:
Dividends from net investment income (a)          (0.03)           (0.02)           (0.02)
Dividends from net realized capital gains         (0.00)           (0.00)           (0.00)
 Returns of capital                               (0.00)           (0.00)           (0.00)
Total dividends and distributions                 (0.00)           (0.00)           (0.00)
 Net asset value, end of period                 $  9.03          $ 10.62          $ 12.16
TOTAL RETURN+                                     (9.35)%           6.44%           21.80%
================================================ ========         ========         ========
 RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $ 6,098          $ 4,796          $15,576
Ratio of operating expenses to average net
 assets++                                           0.75%            1.00%            1.10%
 Ratio of net investment income to average net
 assets++                                           0.49%            0.44%            0.40%
Portfolio turnover rate                               44%              40%             184%
 Ratio of operating expenses to average net
assets without waivers and/or expense
reimbursements (b)++                                1.70%            2.41%            1.99%


                                                Period ended     Period ended     Period ended
                                                  12/31/98*        12/31/98*        12/31/98
 Net asset value, beginning of period             $ 10.00          $ 10.00          $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.06             0.04             0.09
 Net realized and unrealized gain/(loss) on
investments                                          1.07             0.41            (0.31)
Net Increase/(Decrease) in Net Asset Value from
operations                                           1.13             0.45            (0.22)
 LESS DISTRIBUTIONS:
Dividends from net investment income (a)            (0.07)           (0.04)           (0.10)
Dividends from net realized capital gains           (0.00)           (0.00)           (0.00)
 Returns of capital                                 (0.00)           (0.00)           (0.00)
Total dividends and distributions                   (0.00)           (0.00)           (0.00)
 Net asset value, end of period                   $ 11.06          $ 10.41          $  9.68
TOTAL RETURN+                                       11.39%            4.48%           (2.23)%
================================================   =======          =======          =======
 RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $9,931           $5,645           $3,823
Ratio of operating expenses to average net
 assets++                                            0.75%            1.10%            1.00
 Ratio of net investment income to average net
 assets++                                            1.04%            0.83%            2.36%
Portfolio turnover rate                                16%              27%              94%
 Ratio of operating expenses to average net
assets without waivers and/or expense
reimbursements (b)++                                 1.62%            2.32%            2.71%

  * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
  + Total return represents aggregate total return for the period indicated.
 ++ Annualized.
(a) Includes distributions in excess of net investment income or from net realized gains that amounted to less than $0.01 per share. (b) The ratio includes custodian fees before reduction for credits.

[GRAPHIC GOES HERE]





         TERMS USED IN THIS PROSPECTUS


 ASSET-BACKED SECURITY - a debt security that gives you a share in a pool of assets that is backed by loan paper, accounts receivable or other assets, including mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or by any of its agencies, authorities or instrumentalities. Asset-backed securities make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.


 CAPITAL GAIN (CAPITAL LOSS) - the difference between the purchase price of a security and its selling price. You realize a capital gain (or loss) when you sell a security for more (or less) than you paid for it.


 COMMON STOCK - an equity security that represents part ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.


 CONVERTIBLE DEBT - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.


 CONVERTIBLE SECURITY - a security that can be exchanged for common stock (or another type of security) at a specified rate and date. Convertible securities include convertible debt, rights and warrants.


 DEBT SECURITY - when you invest in a debt security, you are lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset- backed securities.


 DEPOSITARY RECEIPTS - securities representing securities of companies based in countries other than the U.S. Examples include ADRs, ADSs, GDRs and EDRs.


 DIVIDEND YIELD - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.


 EQUITY SECURITY - an investment that gives you part ownership in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.


 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.


 FOREIGN SECURITY - a debt or equity security issued by a foreign government or corporation, including depositary receipts.

 FUNDAMENTAL ANALYSIS - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.


 FUTURES CONTRACT - a contract to buy or sell an asset or an index of securities at a specified price on a specified date. The price is set through a futures exchange.


 INVESTMENT GRADE - a medium to high credit rating that's given to a debt security based on the issuer's ability to pay interest and repay principal on time. A debt security that has not been rated, but is believed to be of comparable quality, may also be considered investment grade. Please see the SAI for more information about credit ratings.


 LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.


 MONEY MARKET INSTRUMENT - a short-term debt security that matures in one year or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and municipal securities.


 MORTGAGE-BACKED SECURITY - a debt security that gives you a share in (or is backed by) a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.


 MSCI EAFE INDEX - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.


 MUNICIPAL DEBT SECURITY - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.


 NON-DIVERSIFIED - a fund that holds fewer securities than other kinds of funds. This increases the risk that its value could go down significantly if one or more of its investments performs poorly. Non-diversified funds tend to have greater price swings than more diversified funds. A fund may become diversified by limiting the investments in which more than 5% of its total assets are invested.

            (1)S&P has not reviewed any stock included in the S&P 500 for its investment merit. S&P determines and calculates the index independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of the index to track stock market performance. S&P makes no guarantees about the index, any data included in it and the suitability of the index or its data for any purpose. "Standard and Poor's" and "S&P 500" are trademarks of the McGraw-Hill Companies, Inc.

 OVER-THE-COUNTER MARKET - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.


 PREFERRED STOCK - an equity security that gives you an ownership right in a company, on a different basis than common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.


 PRICE-TO-EARNINGS RATIO (P/E RATIO) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.


 QUANTITATIVE ANALYSIS - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.


 REAL ESTATE INVESTMENT TRUST (REIT) - a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.


 RIGHT - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.


 S&P 5001 - Standard & Poor's 500 Composite Stock Price Index, an index of 500 common stocks chosen by S&P on a statistical basis.


 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


 U.S. GOVERNMENT OBLIGATION - a debt security issued or guaranteed by the U.S. government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury.


 WARRANT - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

[GRAPHIC GOES HERE]



         WHERE TO FIND MORE INFORMATION


 You'll find more information about the Equity Funds and Balanced Fund in the following documents:



[GRAPHIC GOES HERE]



        ANNUAL AND SEMI-ANNUAL REPORTS
        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor;s reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.



[GRAPHIC GOES HERE]



        STATEMENT OF ADDITIONAL INFORMATION
        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the Securities and Exchange Commission.


        You can obtain a free copy of these documents by contacting Nations
        Funds:


        By telephone: 1.800.321.7854


        By mail:
        NATIONS FUNDS
        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255


        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUND


        If you prefer, you can write or call the Securities and Exchange Commission's (SEC's) Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there.


        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009
        1.800.SEC.0330
        HTTP://WWW.SEC.GOV


[GRAPHIC GOES HERE]





SEC file numbers -- Nations Fund Trust, 811-04305; Nations Fund, Inc., 811-04614


NF-00000-5/99

[NATIONS LOGO APPEARS HERE]
NATIONS FUND
INVESTMENTS FOR A LIFETIME

                       STATEMENT OF ADDITIONAL INFORMATION


                          NATIONS FUND PORTFOLIOS, INC.
                          Nations Emerging Markets Fund
                           Nations Pacific Growth Fund
                      Nations Global Government Income Fund

                               NATIONS FUND, INC.
                               Nations Prime Fund
                              Nations Treasury Fund
                           Nations Equity Income Fund
                       Nations Government Securities Fund
                        Nations International Equity Fund
                        Nations International Growth Fund
                        Nations International Value Fund
                        Nations Small Company Growth Fund
                        Nations U.S. Government Bond Fund

                               NATIONS FUND TRUST
                      Nations Government Money Market Fund
                             Nations Tax Exempt Fund
                               Nations Value Fund
                           Nations Capital Growth Fund
                          Nations Emerging Growth Fund
                            Nations Equity Index Fund
                           Nations Managed Index Fund
                       Nations Managed SmallCap Index Fund
                        Nations Managed Value Index Fund
                    Nations Managed SmallCap Value Index Fund
                      Nations Marsico Growth & Income Fund
                      Nations Marsico Focused Equities Fund
                         Nations Disciplined Equity Fund
                          Nations Balanced Assets Fund
                   Nations Short-Intermediate Government Fund
                         Nations Short-Term Income Fund
                         Nations Diversified Income Fund
                       Nations Strategic Fixed Income Fund
                          Nations Municipal Income Fund
                    Nations Short-Term Municipal Income Fund
                    Nations Intermediate Municipal Bond Fund
                Nations Florida Intermediate Municipal Bond Fund
                       Nations Florida Municipal Bond Fund
                Nations Georgia Intermediate Municipal Bond Fund
                       Nations Georgia Municipal Bond Fund
                Nations Maryland Intermediate Municipal Bond Fund
                      Nations Maryland Municipal Bond Fund
             Nations North Carolina Intermediate Municipal Bond Fund
                   Nations North Carolina Municipal Bond Fund
             Nations South Carolina Intermediate Municipal Bond Fund
                   Nations South Carolina Municipal Bond Fund
               Nations Tennessee Intermediate Municipal Bond Fund
                      Nations Tennessee Municipal Bond Fund
                 Nations Texas Intermediate Municipal Bond Fund
                        Nations Texas Municipal Bond Fund
                Nations Virginia Intermediate Municipal Bond Fund
                      Nations Virginia Municipal Bond Fund

        INVESTOR SHARES, PRIMARY SHARES, DAILY SHARES AND MARSICO SHARES
                                 August 1, 1999

        This Statement of Additional Information ("SAI") provides supplementary information pertaining to the classes of shares representing interests in the above listed forty nine investment portfolios of Nations Fund Portfolios, Inc., Nations Fund, Inc., and Nations Fund Trust (individually, a "Fund" and collectively, the "Funds"). This SAI is not a prospectus, and should be read only in conjunction with the current prospectuses for the aforementioned Funds related to the class or series of shares in which one is interested, dated August 1, 1999 (each a "Prospectus"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses. Copies of the Prospectuses may be obtained without charge by writing Nations Funds c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at (800) 321-7854.

                                       TABLE OF CONTENTS

                                                                           Page
                                                                           ----

HISTORY OF NATIONS FUND TRUST, NATIONS FUND, INC. AND
NATIONS FUND PORTFOLIOS, INC. ............................................. x

DESCRIPTION OF THE COMPANIES AND THE INVESTMENTS AND RISKS
OF THE FUNDS .............................................................. x
      General.............................................................. x
      Investment Limitations .............................................. x
      Permissible Fund Investments......................................... x
      Asset-Backed Securities.............................................. x
      Borrowings........................................................... x
      Commercial Instruments............................................... x
      Combined Transactions................................................ x
      Convertible Securities............................................... x
      Corporate Debt Securities............................................ x
      Custodial Receipts................................................... x
      Currency Swaps....................................................... x
      Delayed Delivery Transactions........................................ x
      Dollar Roll Transactions ............................................ x
      Equity Swap Contracts ............................................... x
      Foreign Currency Transactions ....................................... x
      Futures, Options and Other Derivative
           Instruments .................................................... x
      Risk Factors Associated with Futures and Options Transactions........ x
      Guaranteed Investment Contracts...................................... x
      Insured Municipal Securities ........................................ x
      Interest Rate Transactions .......................................... x
      Lower Rated Debt Securities.......................................... x
      Municipal Securities ................................................ x
      Options on Currencies................................................ x
      Other Investment Companies........................................... x
      Participation Interests and Company Receipts......................... x
      Real Estate Investment Trusts........................................ x
      Repurchase Agreements ............................................... x
      Reverse Repurchase Agreements ....................................... x
      Securities Lending................................................... x
      Short Sales.......................................................... x
      Special Situations................................................... x
      Stand-by Commitments ................................................ x
      Stripped Securities.................................................. x
      U.S. and Foreign Bank Obligations.................................... x
      U.S. Government Obligations.......................................... x
      Use of Segregated and Other Special Accounts......................... x
      Variable and Floating Rate Instruments .............................. x
      Warrants............................................................. x
      When-Issued Purchases and Forward Commitments  ...................... x
      Portfolio Turnover................................................... x
      Investment Risks..................................................... x

MANAGEMENT OF THE COMPANIES
       Nations Funds Retirement Plan....................................... x
       Nations Funds Deferred Compensation Plan............................ x

       Shareholder and Trustee Liability................................... x

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING AND
DISTRIBUTION AGREEMENTS ................................................... x
      Investment Adviser and Sub-Advisers.................................. x
      Administrator, Co-Administrator and Sub-Administrator................ x
      Transfer Agents and Custodians....................................... x
      Distributor.......................................................... x
      Independent Accountant and Reports................................... x
      Counsel.............................................................. x
      Expenses............................................................. x
      Distribution Plans and Shareholder Servicing
          Arrangements for Investor Shares................................. x
      Fees Paid Pursuant to Shareholder Servicing/
          Distribution Plans - Investor A Shares........................... x
      Fees Paid Pursuant to Distribution Plan
          Investor B Shares - Money Market Funds........................... x
      Investor-C Shares - Money Market Funds
          Investor B Shares - Non-Money Market Funds....................... x
      Shareholder Servicing Agreements-Money Market Funds
          (Primary B Shares)............................................... x
      Shareholder Servicing Plan-Prime Fund
          (Marsico Shares)................................................. x
      Shareholder Administration Plan-Non-Money Market Funds
          (Primary B Shares)............................................... x

FUND TRANSACTIONS AND BROKERAGE............................................ x
      General Brokerage Policy............................................. x
      Section 28(e) Standards.............................................. x


DESCRIPTION OF SHARES...................................................... x
      Dividends and Distributions of NFI................................... x
      Dividends and Distributions of NFP................................... x
      Dividends and Distributions of NFT................................... x
      Net Asset Value Determination........................................ x

ADDITIONAL INFORMATION CONCERNING TAXES.................................... x
      General.............................................................. x
      Excise Tax .......................................................... x
      Private Letter Ruling................................................ x
      Taxation of Fund Investments......................................... x
      Foreign Taxes ....................................................... x
      Capital Gain Distribution............................................ x
      Other Distributions.................................................. x
      Disposition of Fund Shares........................................... x
      Federal Income Tax Rates............................................. x
      Corporate Shareholders............................................... x
      Foreign Shareholders................................................. x
      Backup Withholding................................................... x
      Tax Deferred Plans................................................... x
      Special Tax Consideration............................................ x
      Other Matters........................................................ x

ADDITIONAL INFORMATION ON PERFORMANCE...................................... x
      Yield Calculations................................................... x
      Total Return Calculations............................................ x

MISCELLANEOUS ............................................................. x
      Certain Record Holders............................................... x

SUITABILITY OF NATIONS TREASURY FUND FOR
INVESTMENT BY MUNICIPAL INVESTORS.......................................... x

SCHEDULE A - Description of Ratings........................................A-1

              HISTORY OF NATIONS FUND TRUST, NATIONS FUND, INC. AND
                          NATIONS FUND PORTFOLIOS, INC.

         Nations Fund Trust ("NFT"), Nations Fund, Inc. ("NFI") and Nations Fund Portfolios, Inc. ("NFP") (individually a "Company", and collectively, the "Companies") are open-end registered investment companies in the Nations Funds family, which consists of the Companies, Nations Institutional Reserves, Nations LifeGoal Funds, Inc. and Nations Annuity Trust. The Nations Funds family currently has more than [ ] distinct investment portfolios and total assets in excess of $[ ] billion.

        NFT was organized as a Massachusetts business trust on May 6, 1985. NFI was organized as a Maryland corporation on December 13, 1983, but had no operations prior to December 15, 1986. NFP was organized as a Maryland corporation on January 23, 1995. Each NFT, NFI and NFP have fiscal year ends of March 31st.

                        DESCRIPTION OF THE COMPANIES AND
                    THE INVESTMENTS AND RISKS OF THEIR FUNDS


        GENERAL.

        NFT currently consists of thirty-seven different investment portfolios. This SAI pertains to the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of Nations Government Money Market Fund ("Government Money Market Fund") and Nations Tax Exempt Fund ("Tax Exempt Fund") (collectively, also referred to as the "NFT Money Market Funds") and the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Value Fund ("Value Fund"), Nations Capital Growth Fund ("Capital Growth Fund"), Nations Emerging Growth Fund ("Emerging Growth Fund"), Nations Equity Index Fund ("Equity Index Fund"), Nations Managed Index Fund ("Managed Index Fund"), Nations Managed SmallCap Index Fund ("Managed SmallCap Index Fund"), Nations Managed Value Index Fund ("Managed Value Index Fund"), Nations Managed SmallCap Value Index Fund ("Managed SmallCap Value Index Fund"), Nations Marsico Growth & Income Fund (the "Marsico Growth & Income Fund"), Nations Marsico Focused Equities Fund (the "Marsico Focused Equities Fund"), Nations Disciplined Equity Fund ("Disciplined Equity Fund"), Nations Balanced Assets Fund ("Balanced Assets Fund"), Nations Short-Intermediate Government Fund ("Short-Intermediate Government Fund"), Nations Short-Term Income Fund ("Short-Term Income Fund"), Nations Diversified Income Fund ("Diversified Income Fund"), Nations Strategic Fixed Income Fund ("Strategic Fixed Income Fund"), Nations Municipal Income Fund ("Municipal Income Fund"), Nations Short-Term Municipal Income Fund ("Short-Term Municipal Income Fund"), Nations Intermediate Municipal Bond Fund ("Intermediate Municipal Bond Fund"), Nations Florida Intermediate Municipal Bond Fund ("Florida Intermediate Municipal Bond Fund"), Nations Georgia Intermediate Municipal Bond Fund ("Georgia Intermediate Municipal Bond Fund"), Nations Maryland Intermediate Municipal Bond Fund ("Maryland Intermediate Municipal Bond Fund"), Nations North Carolina Intermediate Municipal Bond Fund ("North Carolina Intermediate Municipal Bond Fund"), Nations South Carolina Intermediate Municipal Bond Fund ("South Carolina Intermediate Municipal Bond Fund"), Nations Tennessee Intermediate Municipal Bond Fund ("Tennessee Intermediate Municipal Bond Fund"), Nations Texas Intermediate Municipal Bond Fund ("Texas Intermediate Municipal Bond Fund"), Nations Virginia Intermediate Municipal Bond Fund ("Virginia Intermediate Municipal Bond Fund"), Nations Florida Municipal Bond Fund ("Florida Municipal Bond Fund"), Nations Georgia Municipal Bond Fund ("Georgia Municipal Bond Fund"), Nations Maryland Municipal Bond Fund ("Maryland Municipal Bond Fund"), Nations North Carolina Municipal Bond Fund ("North Carolina Municipal Bond Fund"), Nations South Carolina Municipal Bond Fund ("South Carolina Municipal Bond Fund"), Nations Tennessee Municipal Bond Fund ("Tennessee Municipal Bond Fund"), Nations Texas Municipal Bond Fund ("Texas Municipal Bond Fund"), and Nations Virginia Municipal Bond Fund ("Virginia Municipal Bond Fund"). The Florida Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Texas Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund are sometimes collectively referred to herein as the "State Intermediate Municipal Bond Funds." The Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal Bond Fund and Virginia Municipal Bond Fund are sometimes collectively referred to herein as the "State Municipal

Bond Funds." All of the Funds of NFT are diversified, with the exception of the Marsico Focused Equities Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds.

        Each share of NFT is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of NFT's Board of Trustees. NFT's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

        Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of NFT will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of when the 1940 Act requires voting by fund.

        As of August 1, 1999, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of NFT and therefore could be considered to be a controlling person of NFT for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.

        NFT does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. NFT's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of NFT entitled to be voted at such meeting.

        NFI currently consists of nine different investment portfolios. This SAI pertains to the Primary A, Primary B, Investor A, Investor B, Investor C , Daily Shares and Marsico Shares of Nations Prime Fund (the "Prime Fund") and the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of Nations Treasury Fund (the "Treasury Fund") (collectively referred to as the "NFI Money Market Funds"), and the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Equity Income Fund (the "Equity Income Fund"), Nations Government Securities Fund (the "Government Securities Fund"), Nations Small Company Growth Fund (the "Small Company Growth Fund"), Nations U.S. Government Bond Fund (the "U.S. Government Bond Fund"), Nations International Equity Fund (the "International Equity Fund"), Nations International Growth Fund (the "International Growth Fund") and Nations International Value Fund (the "International Value Fund"). All of the Funds of NFI are diversified.

        As of the date of this SAI, the authorized capital stock of NFI consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of NFI, less (b) the liabilities of NFI attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

        Shareholders of NFI do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of NFI Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of NFI There are no preemptive rights applicable to any of NFI's shares. NFI's shares, when issued, will be fully paid and non-assessable.

        As of August 1, 1999, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of NFI and therefore could be considered to be a controlling person of NFI for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that NFI will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

        NFP currently consists of three different investment portfolios. This SAI pertains to the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Emerging Markets Fund (the "Emerging Markets Fund"), Nations Pacific Growth Fund (the "Pacific Growth Fund") and Nations Global Government Income Fund (the "Global Government Income Fund") (each, a "Fund" and collectively, the "NFP Funds").

        As of the date of this SAI, the authorized capital stock of NFP consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares.

        Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of NFP, less (b) the liabilities of NFP attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

        Shareholders of NFP do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of NFP. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of NFP. There are no preemptive rights applicable to any of NFP' shares. NFP' shares, when issued, will be fully paid and non-assessable.

        As of August 1, 1999, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of NFP and, therefore, could be considered to be a controlling person of NFP for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that NFP will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

        Because this SAI combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this SAI concerning another investment company. NFT, NFI. and NFP have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this SAI.

        The NFI Money Market Funds and the NFT Money Market Funds are collectively referred to herein as the "Money Market Funds". All other Funds of NFP, NFI and NFT are referred to as "Non-Money Market Funds". The Primary A and Primary B Shares are collectively referred to herein as "Primary Shares" and the Investor A, Investor B, Investor C, and Daily Shares are referred to as "Investor Shares."

         NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. Gartmore Global Partners ("Gartmore") is the investment sub-adviser to the International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund. Boatmen's Capital Management, Inc. ("Boatmen's") is the investment sub-adviser to the U.S. Government Bond Fund. Brandes Investment Partners, L.P. ("Brandes") is the investment sub-adviser to the International Value Fund. Marsico Capital Management, LLC ("Marsico Capital") is investment sub-adviser to the Marsico Focused Equities Fund and Marsico Growth & Income Fund. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to all other Funds. As used herein the term "Adviser" shall mean NBAI, TradeStreet, Gartmore, Boatmen's, Brandes and/or Marsico Capital as the context may require.

        This SAI is intended to furnish prospective investors with additional information concerning the Companies and the Funds. Some of the information required to be in this SAI is also included in the Funds' current

Prospectuses, and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this SAI omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectuses and this SAI, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. No investment in the Funds' Shares should be made without first reading the related Prospectuses.

        INVESTMENT LIMITATIONS

        Information concerning each Fund's investment objective is set forth in each of the Prospectuses. There can be no assurance that the Funds will achieve their objectives. The features of the Funds' principal investment strategies and the principal risks associated with those investment strategies also are discussed in the Prospectuses. The most significant investment restrictions applicable to the Funds' investment programs are set forth below:

        The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

Each Fund (except Nations International Value Fund) may not:

        1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in U.S. Government Obligations. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.

        2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

        3. Except for Nations Marsico Focused Equities Fund, each Fund may not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

Nations Marsico Focused Equities Fund may not:

        1. Purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

Nations International Growth Fund may not:

        1. Borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while the Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

Each of Nations Small Company Growth Fund and Nations U.S. Government Bond Fund may not:

        1. Borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the respective Fund will maintain asset coverage of 300% for all borrowings.

Nations International Value Fund may not:

        1. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain exceptions).

        2. Purchase securities of any one issuer (with certain exceptions, including U.S. Government securities) if more than 5% of the Fund's total assets will be invested in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation. The Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

        3. Borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any investments.

        In addition, as a matter of non-fundamental policy, Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.

        If a percentage limitation has been met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

        The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. Shareholders of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

        Additionally, as a matter of fundamental policy which may not be changed without a majority vote of a Fund's shareholders (as that term is defined under the heading "Investment Advisory, Administration, Custody, Transfer Agency, Shareholder Servicing and Distribution Agreements -- "The Company and Its Common Stock" in this SAI), each Fund (except with respect to certain Funds whose restrictions are enumerated separately) will not:

1. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund may enter into reverse repurchase agreements or dollar roll transactions. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

4. Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (E.G., the New York Stock Exchange).

5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

        In addition, as a matter of fundamental policy, the Small Company Growth Fund and the Government Bond Fund may not:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalists or certificates of deposit for any such securities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, (a) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security and (b) a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. Each Fund will maintain asset coverage of 300% or maintain a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its borrowing.

2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry or (iii) with respect to the Small Company Growth Fund, instruments issued by domestic branches of U.S. Banks. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interest in real estate.

        In addition, as a matter of fundamental policy, the International Value Fund may not:

1. In general, purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interest in real estate.

2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3. In general, act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

4. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectuses are not deemed to be pledged for purposes of this limitation.

5. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

6.      Purchase securities of companies for the purpose of exercising control.

7. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, (a) with respect to the Fund, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (b) more than 10% of the issuer's outstanding voting securities would be owned by the Fund; except that up to 25% of the value of the Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, with respect to the Fund, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

8. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

9. Write or sell put options, call options, straddles, spreads or any combination thereof, except for transactions in options on securities, securities indices, futures contracts, options on futures contracts, financial instruments, currencies, forward currency exchange contracts and swaps, floors and caps.

10. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts, currencies and related options, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

11. In general, purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options; and the Fund may enter into foreign currency contracts and related options to the extent permitted by its investment objective and polices.


        In addition, certain non-fundamental investment restrictions are also applicable to various investment portfolios, including the following:

1. No Fund will purchase or retain the securities of any issuer if the officers, or directors of the Company, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

2. No Fund will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in such classes of securities would exceed 5% of such Fund's total assets. For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.

3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options, and (c) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

4. No Fund will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Fund's assets, and no more than 2% of the value of the Fund's net assets may be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

5. No Money Market Fund may purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities and repurchase agreements fully collateralized by such obligations) if, immediately after such purchase, more than 5% of the value of the Fund's assets would be invested in the securities of such issuer. Notwithstanding the foregoing, up to 25% of each Fund's total assets may be invested for a period of three business days in the first tier securities of a single issuer without regard to such 5% limitation.

6. No Fund will purchase securities of companies for the purpose of exercising control.

7. No Money Market Fund will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and Section 4(2) of the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

8. No Non-Money Market Fund will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and Section 4(2) of the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

9. No Fund will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Fund's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

10. No Fund will invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

11. No Fund will purchase oil, gas or mineral leases or other interests (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

        As a matter of non-fundamental policy, the Small Company Growth Fund and Government Bond Fund may not:

1. Lend its securities if collateral values are not continuously maintained at no less than 100% by market to market daily.

In addition, as a matter of non-fundamental policy, the Government Bond Fund may not:

1. Purchase equity securities of issuers that are not readily marketable if the value of a Fund's aggregate investment in such securities will exceed 5% of its total assets.

2. Purchase securities of issuers restricted as to disposition if the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

        For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, a Fund.

        For purposes of the foregoing fundamental and non-fundamental limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, the Funds.

        Pursuant to a fundamental investment restriction, the Companies do not have authority to purchase any securities which would cause more than 25% of the value of any Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that, there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and further provided that with respect to the Money Market Funds only, there is no limitation with respect to investments in obligations by banks. The position of the staff of the SEC is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that United States branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." The Companies currently intend to consider only obligations of "domestic banks" to be within the exclusion with respect to banks. For this purpose, "domestic banks" will be construed by the Companies to include: (a) United States branches of foreign banks, to the extent they are subject to the same regulation as United States banks; and (b) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

        For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, a Fund.

PERMISSIBLE FUND INVESTMENTS

        In addition to the principal investment strategies for each Fund, which are outlined in the Funds' prospectuses, each Fund also may invest in other types of securities in percentages of less than 10% of its total assets (unless otherwise indicated, E.G., most Funds may invest in money market instruments without limit during temporary defensive periods). These types of securities are listed below for each portfolio and then are described in more detail after this sub-section.

        THE EQUITY FUNDS

        Value Fund: In addition to the types of securities described in the Prospectus, the Fund may invest in: U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies and instrumentalities (together with U.S. Treasury Obligations, "U.S. Government Obligations"); investment grade debt securities of domestic companies; various money market instruments and repurchase agreements.

        Equity Income Fund:  See General Section below.

        Emerging Growth Fund:  See General Section below.

        Small Company Growth Fund: In addition to the types of securities described in the Prospectus, the Fund may invest in: not more than 10% of its assets in debt securities, unless the Fund assumes a temporary defensive position. Debt securities, if any, purchased by the Fund will be rated "AA" or above by S&P or "Aa" or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities, including short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations such as the World Bank, and money market instruments. The Fund may invest in common stocks (including convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements.

        Nations Disciplined Equity Fund: In addition to the types of securities described in the Prospectus, the Fund may invest in: a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G., securities rated in one of the top four investment categories by an NRSRO or, if not rated, are of equivalent quality as determined by the Adviser). For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.

        Capital Growth Fund: In addition to the types of securities described in the Prospectus, the Fund may invest in: preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, other types of securities having common stock characteristics and various money market instruments, including repurchase agreements. The Fund may invest in foreign securities, including common stocks (including convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts.

        Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund: In addition to the types of securities described in the Prospectus, these Funds may invest in: preferred stock, warrants, convertible securities and debt securities; zero coupon, pay- in-kind and step coupon securities, and may invest without limit in indexed/structured securities. The Funds also may invest its assets in high-yield/high-risk securities, such as lower grade debt securities. The Funds also may purchase high-grade commercial paper, certificates of deposit, and repurchase agreements, and may invest in short-term debt securities as a means of receiving a return on idle cash.

        When the Adviser believes that market conditions are not favorable for profitable investing or when the

Adviser is otherwise unable to locate favorable investment opportunities, the Funds may hold cash or cash equivalents and invest without limit in U.S. Government Obligations and short-term debt securities or money market instruments if the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests. In other words, the Funds do not always stay fully invested in stocks and bonds. The Funds also may use options, futures, forward currency contracts and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. The Funds also may purchase securities on a when-issued, delayed delivery or forward commitment basis.

        GENERAL: Each Equity Fund discussed above also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. Nations International Growth Fund, Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund may invest in forward foreign exchange contracts.

        Additional information on the particular types of securities in which certain Funds may invest is set forth below.

ASSET-BACKED SECURITIES

       IN GENERAL. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

        The life of an asset-backed security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

        MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

        Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

        The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

        The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

        The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

        Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

        Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

        Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

        The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

        Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

        A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

        The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

        ADDITIONAL INFORMATION ON MORTGAGE-BACKED SECURITIES.

        Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

        Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

        Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

        The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

        The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

        Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

        The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

Underlying Mortgages

        Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

        All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Average Life

        The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

        As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

Returns on Mortgage-Backed Securities

        Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

        Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

        NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

        Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

        The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset-backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset-backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset-backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset-backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset-backed Securities, credit card receivables are unsecured obligations of the card holder.

        While the market for Asset-backed Securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

BORROWINGS

        NFT, NFI and NFP participate in an uncommitted line of credit provided by The Bank of New York under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus .50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement. Specific borrowings by a Fund under the Agreement over the last fiscal year, if any, can by found in the Funds' Annual Reports for the year ended March 31, 1998.

COMMERCIAL INSTRUMENTS

        Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two Nationally Rated Statistical Rating Organizations ("NRSROs"), are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by NFI's Board of Directors on the advice of the Adviser.

        Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.

        Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that similar criteria to that set forth above with respect to the issuers of commercial paper purchasable by the Nations Prime Fund are met. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. See also the discussion of variable- and floating-rate instruments in this SAI.

        Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

        Certain Funds also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations also may be purchased by the Fund when the borrowing company is already in default. In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

COMBINED TRANSACTIONS

        Certain Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

CONVERTIBLE SECURITIES

        Certain Funds may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated in the top two categories by an Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments, as well as, an opportunity for capital appreciation by virtue of their conversion or exchange features.

        The convertible securities in which a Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities, generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

        As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion exchange features. Convertible securities generally are subordinated to other similar debt securities but not to non-convertible securities of the same issuer. Convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

CORPORATE DEBT SECURITIES

        Certain Funds may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participation based on revenue, sales or profit, or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

        The corporate debt securities in which the Funds will invest will be rated investment grade by at least one NRSRO (E.G., BBB or above by Standard & Poor's Corporation ("S&P") or Baa or above by Moody's Investors Services, Inc. ("Moody's")). Commercial paper purchased by the Funds will be rated in the top two categories by a NRSRO. Corporate debt securities that are not rated may be purchased by such Funds if they are determined by the Adviser to be of comparable quality under the direction of the Board of Directors of the Company. If the rating of any corporate debt security held by a Fund falls below such ratings or if the Adviser determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached as Schedule A to this Statement of Additional Information.

CUSTODIAL RECEIPTS

        Certain Funds may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

CURRENCY SWAPS

        Certain Funds also may enter into currency swaps for hedging purposes and to seek to increase total return. In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Fund and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by an NRSRO, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser.

DELAYED DELIVERY TRANSACTIONS

        In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

DOLLAR ROLL TRANSACTIONS

        Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

        The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EQUITY SWAP CONTRACTS

        Certain Funds may from time to time enter into equity swap contracts. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. A Fund will only enter into Equity Swap Contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

        If there is a default by the counterparty to an Equity Swap Contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

        Certain Funds may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where a Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Fund's equity market exposure consistent with the Fund's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

        Equity Swap Contracts will not be used to leverage a Fund. A Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Fund owns would exceed 15% of the Fund's total assets.

         The Adviser does not believe that a Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

FOREIGN CURRENCY TRANSACTIONS

        Certain Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

        Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

        A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

        A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

        Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

        The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

        The Funds are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

        FUTURES CONTRACTS IN GENERAL. A futures contract is an agreement between two parties for the future delivery of fixed income securities or equity securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

        While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

        Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

        FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As noted in their respective Prospectuses, certain Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

        The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Fund will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

        Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

        STOCK INDEX FUTURES CONTRACTS. Certain Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

        In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

        OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to purchase a position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

        OPTIONS ON FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. Certain Funds may purchase put options on futures contracts in which such Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

        OPTIONS ON STOCK INDEX FUTURES CONTRACTS, OPTIONS ON STOCK INDICES AND OPTIONS ON EQUITY SECURITIES. Certain Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

        Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

        OPTIONS AND FUTURES STRATEGIES. The Adviser may seek to increase the current return of certain Funds by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC Rule 32.4, a Fund will not make these investments.

        The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions for leveraging purposes.

        WRITING COVERED OPTIONS ON SECURITIES. Certain Funds may write covered call options and covered put options on securities in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

        A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

       A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

        A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

        PURCHASING PUT AND CALL OPTIONS ON SECURITIES. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

        A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

        PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

        Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

        If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

        PURCHASE AND SALE OF INTEREST RATE FUTURES. A Fund may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

        A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

        The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

        OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

        PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

        A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

        The Fund will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

        If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

        LIMITATIONS ON PURCHASE OF OPTIONS. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

Risk Factors Associated with Futures and Options Transactions

        The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

        Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

        The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

        In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

        RISK OF IMPERFECT CORRELATION. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

        The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

        A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

        POTENTIAL LACK OF A LIQUID SECONDARY MARKET. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

        The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

        RISK OF PREDICTING INTEREST RATE MOVEMENTS. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

        TRADING AND POSITION LIMITS. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

        REGULATIONS ON THE USE OF FUTURES AND OPTIONS CONTRACTS. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

        When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

        The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors/Trustees.

        Additional Information on Futures and Options

        As stated in the Prospectus, each Non-Money Market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I.      Interest Rate Futures Contracts.

        Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

        A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

        Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

        Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

        Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

        A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

        Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

        In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

        The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

        If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

        Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

        For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.

        The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

        If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

        In each transaction, expenses also would be incurred.

II.     Index Futures Contracts.

        A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

        A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

        In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

        The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

           Portfolio                              Futures

                                           -Day Hedge is Placed

Anticipate Buying $62,500                         Buying 1 Index Futures at 125
    Equity Portfolio                              Value of Futures = $62,500/
                                                  Contract

                                           -Day Hedge is Lifted-

Buy Equity Portfolio with                         Sell 1 Index Futures at 130
    Actual Cost = $65,000                         Value of Futures = $65,000/
    Increase in Purchase                                 Contract
Price = $2,500                                    Gain on Futures = $2,500


                HEDGING A STOCK PORTFOLIO: Sell the Future Hedge
          Objective: Protect Against Declining (Value of the Portfolio)

Factors

                     Value of Stock Portfolio = $1,000,000
                Value of Futures Contract = 125 x $500 = $62,500
                   Portfolio Beta Relative to the Index - 1 0

           Portfolio                              Futures

                                           -Day Hedge is Placed

Anticipate Selling $1,000,000                     Sell 16 Index Futures at 125
    Equity Portfolio                              Value of Futures = $1,000,000

                                           -Day Hedge is Lifted-

Equity Portfolio-Own                              Buy 16 Index Futures at 120
    Stock with Value = $960,000                   Value of Futures = $960,000
    Loss in Portfolio                             Gain on Futures = $40,000
      Value = $40 000

     IF, HOWEVER, THE MARKET MOVED IN THE OPPOSITE DIRECTION, THAT IS, MARKET VALUE DECREASED AND THE FUND HAD ENTERED INTO AN ANTICIPATORY PURCHASE HEDGE, OR MARKET VALUE INCREASED AND THE FUND HAD HEDGED ITS STOCK PORTFOLIO, THE RESULTS OF THE FUND'S TRANSACTIONS IN STOCK INDEX FUTURES WOULD BE AS SET FORTH BELOW.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

           Portfolio                              Futures

                                           -Day Hedge is Placed

Anticipate Buying $62,500                     Buying 1 Index Futures at 125
    Equity Portfolio                          Value of Futures = $62,500/
                                              Contract

                                           -Day Hedge is Lifted-

Buy Equity Portfolio with                    Sell 1 Index Futures at 120
    Actual Cost = $60,000                    Value of Futures = $60,000/Contract
    Decrease in Purchase                     Loss on Futures = $2,500
       Price = $2,500                            Contract


                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors

                     Value of Stock Portfolio = $1,000,000
                Value of Futures Contract = 125 x $500 = $62,500
                   Portfolio Beta Relative to the Index - 1 0

           Portfolio                              Futures

                                           -Day Hedge is Placed

Anticipate Selling $1,000,000                     Sell 16 Index Futures at 125
    Equity Portfolio                              Value of Futures = $1,000,000

                                           -Day Hedge is Lifted-

     Equity Portfolio-Own                   Buy 16 Index Futures at 130
         Stock with Value = $1,040,000      Value of Futures = $1,040,000
        Gain in Portfolio = $40,000         Loss of Futures = $40,000
          Value = $40 000

III.    Margin Payments

        Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.     Risks of Transactions in Futures Contracts

        There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at Al. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

        To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

        Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

        In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

        In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of Price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

        Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

        Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

        Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.      Options on Futures Contracts.

        The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

        Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

     Accounting Treatment.

        Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.



GUARANTEED INVESTMENT CONTRACTS

        Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

        A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

        A Money Market Fund will acquire GlCs so that they, together with other instruments in such Fund's portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. A Money Market Fund will restrict its investments in GlCs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

INSURED MUNICIPAL SECURITIES

        Certain of the Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

INTEREST RATE TRANSACTIONS

        Among the strategic transactions into which certain Funds may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

        A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from a Nationally Recognized Statistical Rating Organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

        With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

LOWER RATED DEBT SECURITIES

        The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

        The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

        Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

        Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as may buyers. Each Fund's policies regarding lower rated debt securities is not fundamental and may be changed at any time without shareholder approval.

        While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

        Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

        The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

MUNICIPAL SECURITIES

        GENERALLY. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

        Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

        Municipal securities may include variable- or floating- rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

        Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

        Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

        Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

        The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and
(6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

        In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold;
(3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

        Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

        In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

        Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

        There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

        Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for opinions relating to the validity of such issuance.

        The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

        Although the Municipal Income Fund and the State Municipal Bond Funds invest primarily in Municipal Securities with long-term maturities, the Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds invest primarily in Municipal Securities with intermediate-term maturities, they may also purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes, and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. The State Intermediate Municipal Bond Funds may also invest in long-term tax-exempt instruments.

        Certain types of Municipal Securities (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

        From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Moreover, with respect to Municipal Securities issued by Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, NFT cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities generally, or Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia Municipal Securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

        The following information relating to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds supplements information relevant to each of those Funds in the related Prospectuses.

        FLORIDA. Florida is the fourth most populous state with an estimated 1997 population of 14,700,000. By the year 2000, population will likely exceed
15.5 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on a global character. Trade and tourism have become international and this has fueled foreign retirement migration. The character and dynamism of Florida has changed considerably in recent decades and the state is considered a bellwether indicator for the health of national economic trends.

        The health of the national economy plays an important role in Florida's fiscal soundness and economic development. Today, as this country enters its eighth year of economic expansion, population growth in Florida exceeds 250,000 per year.

        The emergence of Florida as one of the most populous states in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980's growth was so rapid that a significant backlog of need emerged which, today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 1997, real property values exceed $724 billion. Residential property values account for over $400 billion in value. Despite the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. Today these values still account for 17 percent of Florida property values as they did a decade ago. There is now over $100 billion in real property value in commercial and industrial properties in Florida.

        One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the state. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 20 percent from 1985-1994, Florida's value of defense contracts has increased 12 percent to nearly $6 billion over the same period.

        With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. Because of rapid population growth however, per capita State debt remains well below the national average. In 1996, the outstanding state debt, among all states, was $1,690 per capita compared with $1,077 in Florida.

        The Growth Management Act of 1985 and the concurrency rule has affected Florida's economic growth and development in some regions of the state and could continue to impact the economy in the future. In addition, the location of new development will be more carefully scrutinized with respect to environmental sensitivity and natural resource limitations. Growth management legislation will affect all areas of the state with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced ten years subject to growth management rules, it appears that The Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other state funded environmental land preservation programs.

        At the regional level, local economies within Florida perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of local economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

        Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this regional economy. The area accounts for just under one-third of the state's population. Hurricane Andrew struck South Dade County in fall, 1992. Some 80,000 homes were destroyed along with local businesses. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. Other factors helping to diminish agriculture locally include environmental preservation efforts in sugarcane lands, and the effect of foreign competition due to NAFTA on local winter fruit and vegetable growers. In 1996, Florida led the nation in housing starts. The demand for new single and multi-family homes should remain robust. Across the State, new construction and renovations to existing structures is fueling the construction industry. Naples, in southwest Florida, led the nation in the highest per capita number of building permits. Ongoing redevelopment in downtown Jacksonville and the new construction of public schools in the Orlando area, for instance, are worthy examples of infrastructure meeting the demands of increasing population.

        In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the state because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. These efforts are a recognition of the pause in growth that has occurred and over time will help the area accommodate new development. More recently improved infrastructure and access in Southwest Broward has fueled development there.

        Southwest Florida has emerged as a strong growth market. Traditionally very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has begun building its tenth public university in Lee County, near the Fort Myers airport. The university will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

        Central Florida is a premier world-class resort/vacation destination. The presence of Disney World, studio theme parks and other tourist oriented recreational parks drives the Central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Locally, the tourism industry has been more stable and seen better growth over the past three decades than either the manufacturing or services section. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has began to expand its motion picture and theme park facilities. Disney World has also financed and begun construction of its fourth theme park covering 500 acres and adjacent residential and commercial developments. Strong growth in tourism and large land areas available for expansion suggest this region will lead the state in population growth through the end of the century. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign retirees or vacation home owners. Places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in Southwest and Southeast Florida. There were over 37 million visitors to the Orlando market in 1977.

        North Florida is rural in many areas. Jacksonville is the major city in North Florida. The local economy is dominated by the logging and paper industries, defense and retirement. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid-1980s, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the state, population growth from national retirement migration sources are increasing.

        The Florida Panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This areas of the state has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the state is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico.

        In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

        General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public buildings, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The State of Florida has no ad valorem taxing power. General obligation bonds payable from ad valorem taxes and maturing more than twelve months (other than certain refunding bonds) after issuance may be issued to finance capital projects authorized by law and only if the issuance of such bonds is approved by the qualified electors.

        Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-ad valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer's taxing power.

        A test was developed by the Florida Supreme Court for analyzing the constitutional ability of an issuer to issue revenue bonds where a significant portion of the proceeds would be used for private or non-governmental benefit. Generally, these types of securities are referred to as industrial revenue bonds or private activity bonds. Unless a particular use for the proceeds of a private activity bond has been constitutionally or legislatively sanctioned (such as multifamily and single family housing revenue bonds) or tested in the courts, a determination must be made that the project to be financed with the proceeds of the private activity bond will serve a paramount public purpose. The paramount public purpose doctrine is designed to protect public funds from being exploited in assisting or promoting private ventures when the public would be, at the most, only incidentally benefited. Generally, an issuer may pledge something less than all of its available non-ad valorem revenues without voter approval, subject to the parameters established by the Florida Supreme Court.

        The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS." In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. The lease payments made by the issuer may be derived from both ad valorem and non-ad valorem revenues of the issuer. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a governmental unit to not exercise the annual renewal option of its lease.

        When a mortgage, with a right of foreclosure, on real or personal property (owned by a unit of government) is given to secure a bond, the Florida courts have held that a pledge of such mortgage requires voter approval. In effect, ad valorem taxes are indirectly pledged because, as the Florida Supreme Court reasoned, the legislative body affected by such foreclosure might feel "morally compelled" to levy taxes to prevent the loss of assets through foreclosure. As a result, the majority of revenue bonds issued in the State of Florida are not additionally secured by a mortgage on the governmental property being financed. This prohibition is applicable even if the issuer has no taxing power.

        In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

        Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

        At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State Legislature. The limit is effective starting with fiscal year 1995-1996. Any excess revenues generated will be deposited in the budget stabilization fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the proposed revenue limitation, however, are revenues pledged to state bonds and charges for services imposed by local, regional or school district governing bodies.

        The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

        State bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors. However, State bonds pledging the full faith and credit of the State may be issued without a referendum to finance the construction of air and water pollution control and abatement and solid waste disposal facilities to be operated by a political subdivision of the State or by an agency of the State.

        All forms of taxation other than ad valorem taxes are preempted to the State, except as provided by general law. The State is prohibited from collecting ad valorem taxes, which are taxes that are levied on real estate or tangible personal property.

        Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

        Bonds issued pursuant to the State Bond Act must be validated in accordance with Florida Statutes. Once an issuer decides to finance a project with bonds issued pursuant to the State Bond Act, a bond validation proceeding is held in circuit court to determine whether the proposed bond issuance complies with Florida law. The court makes findings on the questions of whether the issuing body had the power to incur bonded debt and whether it exercised that power in accordance with the law. The court may not weigh the fiscal feasibility of the proposed bonds in the validation determination. The circuit court judgment is final on all matters, other than constitutional issues, raised at the validation hearing after time for appeal to the Supreme Court of Florida has elapsed. Refunding bonds and bonds issued to finance or refinance capital outlay projects for the system of public education are not required to be validated.

        The legislature has the power to confer on political subdivisions the power to issue bonds, notes and other forms of indebtedness, except as otherwise restricted by State and federal constitutional provisions, and such power is conferred on municipal corporations, cities, counties and a variety of other specially created districts and authorities. The bond validation process described above is also available to such units of local government. In most cases, bond validations are not statutorily mandated and many general obligation and revenue bond issues have not been validated.

        Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

        Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

        The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.

        GEORGIA. The state government of Georgia has one of the lowest debt levels, per capita, of all states in the United States, which is reflective of the very conservative fiscal approach taken by elected state officials, even through the state has enjoyed a strong economy over the past few years. Typically, general obligation bonds of the state are issued pursuant to the powers granted under Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that the bonds are the direct and general obligations of the state. The key language is provided under
Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides as follows:

              "The full faith, credit and taxing power of the state are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). Such debt may be validated by judicial proceedings in the manner provided by law. Such validation shall be incontestable and conclusive."

        The Georgia Constitution further mandates that the General Assembly "shall raise by taxation and appropriate each fiscal year . . . such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution further provides for the establishment of a special trust fund which is designated the "State of Georgia General Obligation Debt Sinking Fund" which is used for the payment of annual debt service requirements on all general obligation debt.

        There are debt limitations provided under Article VII, Section IV, Paragraph II(b)-(e) of the Georgia Constitution which essentially provide that the cumulative annual debt service for both general obligation debt and guaranteed revenue debt shall not exceed 10% of the total revenue receipts, less refunds paid to the state treasury in the fiscal year immediately preceding the proposed issuance of any new debt. The Georgia Constitution prohibits state departments and agencies from circumventing the debt limitation provisions by not allowing such agencies to execute contracts which may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

        The State of Georgia may incur: "Public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) Since this provision of the Constitution was enacted, there has been no temporary debt incurred by the state.

        Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution.

        The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended and approved by the Georgia General Assembly. On June 30, 1996 the state had a revenue shortfall reserve fund of $313,385,534. Total net revenue collections for the fiscal year ended on June 30, 1996 were $11,166,835,592, which represented a 8.3890 increase over fiscal year 1995 collections of $10,303,573,061. Additionally, Georgia received $558,473,887 in revenue from the Georgia Lottery Corporation in fiscal year 1996; all lottery revenues are earmarked for educational expenditures.

        Georgia has a very bright economic future highlighted by a $3 billion stimulus to the economy which occurred by reason of Atlanta's hosting of the 1996 Summer Olympic Games. Manufacturing activity, particularly in the textile, apparel and carpet sectors, has increased dramatically as a result of increased home building. The real estate/construction industry is thriving and has emerged from a recession that had been caused by over-building of commercial office space and industrial parks in the late 1980s. In recent years, Georgia has enjoyed the economic stimulus caused by a number of major corporate relocations led by United Parcel Service of America, Inc. and Holiday Inn Worldwide. In 1996, Paragon Trade Brands, Inc., moved its headquarters to Atlanta from Seattle, Washington.

        On December 6, 1994, the United States Supreme Court reversed the Georgia Supreme Court's decision in Reich v. Collins, 263 Ga. 602 (1993) and held that Georgia resident federal retirees were entitled to refunds of pre-1989 taxes on federal retirement pension benefits. In response, the Governor signed H.B. 90 on February 1, 1995, permitting federal retirees who file timely claims to receive refunds for such taxes for tax years 1985-1988. Total potential liability is approximately $110,000,000 which is now being paid in four equal annual installments, the first of which occurred on October 15, 1995. The Reich case has now been dismissed.

        On August 2, 1995, a petition was filed in Dekalb County Superior Court (Civil Action File No. 95-10114-4) by the Lombard Corporation against Marcus Collins, Commissioner of the Georgia Department of Revenue, and Tom Scott, Tax Commissioner for Dekalb County. This petition attacked the constitutionality of the Georgia intangibles tax and sought a refund for previously paid intangibles taxes. During the 1996 Session of the Georgia General Assembly, the Georgia intangibles tax was legislatively repealed. On November 5, 1996, a constitutional amendment was approved by the voters of Georgia, which also repealed the intangibles tax, retroactively effective to January 1, 1996.

        There have been two other cases filed seeking refunds of the intangibles tax, Charles Pero v. T. Jerry Jackson, Civil Action No. E-47722, and Jack W. Shemaria v. T. Jerry Jackson, Civil Action No. 96-11005-4. Regardless of the outcome of these refund cases, the financial impact on the State of Georgia will be marginal since the intangibles taxes were paid to city and county governments and local boards of education, which historically received approximately $40 million per year in intangibles tax revenues.

        The above-referenced information is based on available public documents and oral representations made by officials at the state Attorney General's Office, Georgia Department of Revenue, and participants in the pending cases, as well as representations made as "Significant Contingent Liabilities" provided in the Official Statement dated April 1, 1997 for the issuance of $307,195,000 General Obligation Bonds (1997-A) by the State of Georgia.

        MARYLAND. The public indebtedness of the State of Maryland and its instrumentalities is divided into four basic categories. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. The Maryland Department of Transportation issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. The Maryland Stadium Authority issues limited special obligation bonds and votes for purposes of financing stadiums and conference centers payable primarily from fixed rate financing of facility bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues, and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

        At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. Neither the Maryland Constitution nor the public general laws of Maryland impose any general debt limit. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

        The State Constitution prohibits the contracting of State debt unless authorized by a law providing for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of debt issuance. The Constitution also provides that the taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. As a matter of practice, general obligation bonds, other than small denomination bonds and refunding bonds, are issued to mature in serial installments designed to provide payment of interest only during the first two years and an approximately level annual amortization of principal and interest over the remaining years.

        The State has financed and expects to continue to finance the construction and acquisition of various facilities and equipment through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments. These transactions are subject to approval by the Board of Public Works.

        When the 1996 Budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1996, would be approximately $7.8 million; it is currently estimated to be $1.0 million. At its December 12, 1995, meeting, the Board of Revenue Estimates lowered the estimate of fiscal year 1996 general fund revenues by $92 million. The Governor has proposed a plan to address this change that principally includes: (1) additional reversions for Medicaid and Nonpublic Special Education Placements of $22 million; (2) reduction of current general fund appropriations of $26 million; (3) transfer from the Revenue Stabilization Account of $18 million; and (4) use of unanticipated fiscal year 1995 surplus of $26 million. It is anticipated that the balance of the Revenue Stabilization Account after the transfer at June 30, 1996, will be $500 million.

        1997 Budget--On April 3, 1996, the General Assembly approved the budget for fiscal year 1997. The Budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarial recommended contributions for the seven retirement systems, determined on a basis consistent with prior years' practice; (iii) sufficient general funds for the Annuity Bond Fund to maintain the State property tax rate at $.21 per $100 of assessed valuation; (iv) $2.9 billion in aid to local governments (reflecting a $121.5 million increase over fiscal year 1996 that provides for increases in education, health and police aid); and (v) $13.2 million in general fund deficiency appropriations.

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

        Legislation enacted by the 1996 General Assembly reorganized the State's personnel system and reformed the welfare and Medicaid programs; estimated fiscal year 1997 savings of $29 million ($19.5 million general funds) are incorporated into the fiscal year 1997 Budget. The legislation establishes a decentralized personnel management system, replacing the classified and unclassified services with skilled, professional, management, and executive services; a pay for performance plan; and early retirement during fiscal year 1997 for certain groups of employees. The welfare reform legislation limits welfare recipients to 60 months of cumulative cash assistance and requires adults to be in a State-defined work activity in order to receive more than 24 months of benefits; federal permission must be obtained before the new welfare program can be implemented. The Medicaid reform authorized the establishment of a mandatory managed care program for Medicaid recipients (consistent with federal law or federal waivers). The legislation requires managed care organizations to meet certain performance, access, and quality standards; it is anticipated the organizations will be paid prospectively.

        The operating budget is to be funded with $7,412 million in general funds, $4,112 million in special and higher education funds, and $3,117 million in federal funds.

        The State's fiscal year 1997 capital program is to be funded with $400 million in general obligation bonds (net of $12.1 million of prior year authorizations to be deauthorized), $66.8 million general funds appropriated in the operating budget, $1,297 million in special and federal funds (of which $1,099 million is appropriated to the Department of Transportation, including $71 million for infrastructure improvements related to the construction of Redskins Stadium in Prince George's County) and $69.8 million in revenue bonds other than those issued by the Department of Transportation. The general obligation bond financed program includes $229 million for education, $23 million for the environment, $41 million for business and job creation, $41 million for public safety, and $63 million for various other projects.

        Based on the 1997 Budget, it is estimated that the general fund surplus on a budgetary basis at June 30, 1997, will be approximately $0.8 million. It is also estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 1997, will be $465 million.

        The Adviser believes that the information summarized above describes some of the more significant matters relating to the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund. The sources of the information are the official statements of issuers located in Maryland, other publicly available documents, and oral statements from various state agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

        NORTH CAROLINA. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the fiscal period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th.

        The State of North Carolina is the tenth most populous state. Its economy is a combination of manufacturing, agriculture, services and tourism. The State's seasonally adjusted unemployment rate in December 1997 was 3.6%. In recent years, the State has moved from an agricultural economy to a service and goods producing economy. The State leads the nation in the production of textiles, tobacco products, furniture and fiberoptic cable and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there.

        The ending fund balance for the State's General Fund at June 30, 1997 was $1,307.5 million. The growth in tax and other revenues exceeded expectations since that date which, with existing reserves, provides sufficient funds to pay intangibles tax refunds required by the Fulton case described below and the income tax refunds required by the Bailey case described below. The budget for the fiscal year ending June 30, 1998 projects an ending General Fund balance of $622.2 million.

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

        The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the Opinion of the Department of State Treasurer, however, any such loss of revenue or expenditure would not materially adversely affect the State's ability to meet its financial obligations.

        Leandro, et al. v. State of North Carolina and State Board of Education. On May 25, 1994, students and boards of education in five counties filed suit requesting a declaration that the public education system of North Carolina violates the State constitution by failing to provide adequate or substantially equal education opportunities, and by denying due process of law. The defendants' motion to dismiss was denied. However, the North Carolina Supreme Court upheld the present funding system and remanded the case for trial on the claim for relief based on the conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. Five other counties intervened and now allege claims for relief on behalf of their students' rights to a sound basic education on the basis of the high proportion of at-risk students in their counties' systems.

        Francisco case. On August 10, 1994, a class action lawsuit was filed against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for limited English proficient children.

        Bailey case. State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits.

        Patton case. Federal retirees filed a class action suit in 1995 seeking monetary relief for taxes paid since 1989 on federal government retirement benefits.

        On May 8, 1998, the North Carolina Supreme Court ruled that it was unconstitutional for the State of North Carolina to collect taxes on the pensions of retired federal, state and local government employees. The required refunds were estimated to be $1.1 billion. However, a settlement has been reached and a Consent Order signed in which the State will pay a total of $799 million with $400 million to be paid beginning as early as July 1998 and the balance by July 1999.

        Faulkenbury v. Teachers' and State Employees' Retirement System, Peele
v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights and violation of state constitutional and statutory rights. The North Carolina Court of Appeals and Supreme Court dismissed the fiduciary claims and certain of the constitutional claims. The primary claim for unconstitutional impairment of contract was tried in Superior Court in May, 1995, and the court issued an order in favor of the plaintiffs. In April of 1997, the North Carolina Supreme Court upheld the trial court's ruling. A determination of the actual amount of liability and the payment process is being made by the parties. The plaintiffs have submitted documentation to the court asserting that the cost and damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. These amounts would be payable from the funds of the State's retirement system. The plaintiffs also have filed actions in federal court asserting the same claims, along with claims for violations of constitutional rights in the taxation of disability benefits.

        Smith case. This class action is related to litigation in Fulton v. Faulkner brought by a single taxpayer and decided by the United States Supreme Court in 1996 which held that certain intangibles taxes previously collected by the State of North Carolina on intangible personal property were unconstitutional. In 1995, the Smith class action was commenced on behalf of all taxpayers who had complied with the refund requirements of the North Carolina statute who would be entitled to refunds if Fulton prevailed on its refund claim. A second group of plaintiffs was added consisting of taxpayers who paid the intangibles tax but failed to comply with the tax refund statute. Refunds were ordered for those plaintiffs who had complied with the requirements of the North Carolina tax refund statute and the court dismissed the claims of those who had not complied. Refunds totaling approximately $120 million have been paid with interest. The appeal of the plaintiffs who did not comply with the tax refund statute is pending in the North Carolina Court of Appeals. A separate class action was filed in January 1998 on behalf of the plaintiffs who did not comply with the tax refund requirements.

        Fulton case. The State's intangible personal property tax levied on certain shares of stock has been challenged by the plaintiff on the grounds that it violates the U.S. Constitution's commerce clause by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that paid the tax on stock it owned in companies that did all or part of their business outside the State. Plaintiff sought to invalidate the tax in its entirety and to recover tax paid on the value of its shares in such corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year; however, the North Carolina Supreme Court reversed the Court of Appeals and reinstated the trial court's ruling, which had upheld the tax as constitutional, including the taxable percentage deduction. The plaintiff's petition for certiorari to the U.S. Supreme Court was granted, and on February 21, 1996, the U.S. Supreme Court declared the State's intangibles tax to be unconstitutional under the commerce clause and remanded the case to the North Carolina Supreme Court for its determination of the appropriate remedy for taxes improperly collected in years prior to the repeal of the tax.

        In February of 1997, the North Carolina Supreme Court ruled that the unconstitutional portion of the statute is severable and referred the matter to the North Carolina General Assembly for legislative action. This action may include paying refunds to taxpayers who paid the tax, but took appropriate steps to claim that a refund was due. The estimated cost of paying such refunds is approximately $150 million.

        The Adviser believes that the information summarized above describes some of the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

        SOUTH CAROLINA. The South Carolina Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

        The State Constitution limits annual increases in State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

        The State Constitution requires a General Reserve fund that equals three percent of General Fund Revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund Revenue for the latest completed fiscal year.

        The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

        After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must go back to the General Fund.

        The State operates on a fiscal year beginning July 1 and ending June 30. For the fiscal year ended June 30, 1997, the State had a budgetary surplus of $297,700,000, and the Capital Reserve Fund and General Reserve Fund were fully funded at the combined 5% level. The South Carolina General Assembly recently passed the Fiscal Year 1997-98 Appropriations Act that enacted a balanced budget where most of the new revenue was allocated to property tax relief, health and human services and education.

        A lawsuit, Glen E. Kennedy, et al vs. the South Carolina Retirement System and South Carolina Budget and Control Board, has been filed against the South Carolina Retirement Systems (Systems) by a group of retired participants in the Systems which challenges the Systems' treatment of annual leave calculation of participants' retirement payments. The Systems' liability in the event of an unfavorable outcome would be approximately $340 million for current retirees, and $800 million for current active members of the South Carolina Retirement System and the Police Officers' Retirement System. The Circuit Court determined that the State has been providing retirement benefits to its members in accordance with the law. The Circuit Court decision has been appealed to the State Supreme Court and the State continues to defend its position and believes it is meritorious.

        The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

        TENNESSEE. The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

        Under current state statutes, the State of Tennessee's general obligation bonded debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 1997, the State of Tennessee's annual legal debt service limit of $463 million was well above the debt service required of $110 million, with a legal debt service margin of $353 million. Debt per capita equaled $163, and the ratio of net general long-term bonded debt to assessed property valuation was 1.55 percent.

        The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 1996-97. During fiscal year 1997, Tennessee continued several programs that were designed to position the State to remain competitive in attracting new jobs while addressing several problem areas for the State. The State continued its Basic Education Program which is designed to achieve salary equalization in teachers' salaries and to provide funding for enrollment growth. The State also extended coverage under Ten Care to all Tennessee children who do not otherwise have access to health insurance, enhanced all services to children under the newly established Department of Children's Services and continued enhancement of industrial growth and strengthening services for the continued success of the Families First Program of welfare reform.

        The economic outlook for Tennessee remains favorable. The State's economic diversity has improved substantially over the last twelve years. Investments announced in new and expanding business exceeded one billion dollars in each of those years and exceeded three billion in the last two years. The $3.4 billion in announced capital investments in 1996 was the largest year in Tennessee history. This growth created 20,863 new jobs in Tennessee for the year ended June 1997. As of June 1997, the State's unemployment rate was 4.8%, below the national average of 5.6%. Based on current projections, the State's overall growth is expected to exceed the national average into the next century according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 1997.

        TEXAS. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations which are payable from funds expected to be available during the current budget period, do not constitute "debt" within the meaning of the constitutional prohibition.

        Texas Revised Civil Statutes Article 717k-7(8) prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. On November 4, 1997, Texas voters approved a constitutional amendment pursuant to Proposition 11 in order to add the provisions of Article 717k-7(8) to the Constitution. The State has long been identified with the oil and gas industry, but the Texas economy has diversified, particularly with the growth of the computer and electronics industries. Oil and gas related industries currently account for only 10% of the State's economy. Service-producing sectors (which include transportation and public utilities; finance and insurance and real estate; trade; services; and government) are the major sources of job growth in Texas although the rate of growth of goods-producing jobs has been about the same as that of service-producing jobs since 1995. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as a growing international market for export trade. With leadership provided by a strong high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas' economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

        The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The panhandle, Permian basin and Concho Valley regions are relatively populated areas of the State, with an economy drawing heavily from petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The gulf coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from agriculture and seaport trade. The economy of the central corridor is based upon the public and private service sector, recreation/tourism and high-technology manufacturing. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, shifting export markets or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

        In 1997, total nonfarm employment growth was 4.2%. Most new jobs created in the past year have been in the service sector with most of the growth in the health, business and miscellaneous services sectors. Employment during the past year also increased in the wholesale and retail trade, government, transportation, communications, public utilities, manufacturing and construction industries. Oil and gas mining added jobs since the beginning of 1996, but experienced a tapering off in hiring during the last few months of 1997. The State's per capita personal income growth has exceeded the nation's each year since 1989. Per capita personal income has since increased to approximately 91% of U.S. per capita income as of 1997.

        The State's general revenue fund provides an indication of the State's financial condition. Effective as of the beginning of fiscal 1994, numerous state funds were merged into the general revenue fund providing for a one-time gain of approximately $1.2 billion for the fund. In the fiscal year 1997, the general revenue fund accounted for most of the state's net revenue. Due to the state's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the state's number one source of income in fiscal 1997. Sales tax, which had been the main source of revenue for the previous 12 years prior to fiscal 1993, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the state, with motor fuels taxes and motor vehicle sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the state's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The state has no personal or corporate income tax, although the state does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended August 31, 1993, 1994, 1995, 1996 and 1997, the general revenue fund contained a cash surplus of approximately $1.633 billion, $2.239 billion, $2.110 billion, $2.271 billion and $2.685 billion, respectively.

        VIRGINIA. The Constitution of Virginia, in Section 9 of Article X provides for the issuance of debt by or on behalf of the Commonwealth. Sections 9(a), (b) and (c) provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged and Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth may also enter into leases and contracts that are classified on its financial statements as long-term indebtedness. Debt may also be issued by certain authorities and institutions of the Commonwealth.

        Section 9(a) of Article X authorizes general obligation debt to meet certain types of emergencies, to meet casual deficits in the revenue or in anticipation of the collection of revenues of the Commonwealth (subject to limits on the amount and duration of the debt), and to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued to meet casual deficits may not exceed thirty percent of an amount equal to 1.15 times the annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year."

        Section 9(b) of Article X authorizes general obligation debt for capital projects. The outstanding amount of Section 9(b) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years less the total amounts of bonds outstanding. The amount of Section 9(b) debt that the General Assembly may authorize for the current fiscal year is further limited to 25% of the aggregate Section 9(b) debt limit less Section 9(b) debt authorized in the current and prior three fiscal years. Also, the debt must be authorized by a vote of a majority of the members of each house of the General Assembly and approved in a state-wide election.

        Section 9(c) of Article X authorizes general obligation debt for revenue-producing capital projects. The outstanding amount of Section 9(c) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years. This debt must be approved by a vote of two-thirds of the members of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects.

        The phrase "taxes on income and retail sales" is not defined in the Constitution or by statute. The record made in the process of adopting the Constitution, however, suggests an intention to include only income taxes payable by individuals, fiduciaries and corporations and the state sales and use tax.

        Section 9(d) of Article X provides that the restrictions of Section 9 are not applicable to any obligation increased by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation. Various types of Section 9(d) revenue bonds are issued for which the Commonwealth's full faith and credit is not pledged. Certain of these bonds, however, are paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from the revenues derived from enterprises related to the operation of financed capital projects.

        The Commonwealth is involved in numerous agreements to lease buildings and equipment. These lease agreements are for various terms, and each lease contains a nonappropriation clause indicting that continuation of the lease is subject to funding by the General Assembly.

        The Commonwealth also finances the acquisition of certain personal property and equipment through installment purchase agreements. The length of the agreements and the interest rates charged vary. In most cases, the agreements are collateralized by the personal property and equipment acquired. Installment purchase agreements contain nonappropriation clauses indicating that continuation of the installment purchase is subject to funding by the General Assembly.

        On December 18, 1995, the Governor presented to the General Assembly the Budget Bill for the 1996-98 biennium. The 1996-98 Budget Bill focused on three key areas: education, public safety, and economic development. The Budget Bill provided about $1,4119.9 million in spending increases above the level necessary to continue FY 1996 workloads and costs. Of these increases, $107.2 million resulted from the deposits to the Revenue Stabilization Fund ($66.6 million is scheduled for deposit on June 30, 1997 and an estimated $40.6 million is scheduled for deposit on June 30, 1998). The remainder provided the state share of Standards of Quality for public schools, proposed increases in higher education, increased spending for adult and juvenile corrections, proposed expansion of economic development activities in several areas, and mandated increases in several entitlement programs in health and human resources, primarily for Medicaid. The proposed budget included more than $200 million to cover installment payments on the settlement and the recent ruling by the Virginia Supreme Court in favor of retirees who did not settle in the Harper v. Virginia Department of Taxation.

        The 1996 General Assembly Session ended on March 11, 1996. The 1996-98 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor then returned the 1996-98 Budget Bill to the General Assembly for consideration at its one-day reconvened session held on April 17, 1996. The General Assembly re-submitted the 1996-98 Budget Bill, as amended, to the Governor for his final approval. The 1996-98 Budget Bill, as amended, became effective as Chapter 912 of the 1996 Acts of Assembly (the 1996-98 Appropriation
Act) on April 17, 1996.

        The Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund also invest in debt obligations issued by local governments. Local government in the Commonwealth is comprised of approximately 95 counties, 41 incorporated cities, and 190 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

        In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following DAVIS, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

        In a Special Session, the Virginia General Assembly on July 9, 1994 passed emergency legislation to provide payments to federal retirees in settlement of the retirees' claims as a result of Davis. The settlement payments are to be made over a five-year period, commencing March 31, 1995. The total amount of authorized appropriations for the settlement is $340 million (payment to participating retirees in installments of $60 million on March 31, 1995, and $70 million on each succeeding March 31 through March 31, 1999, subject to appropriation by the General Assembly).

        On September 15, 1995 the Supreme Court of Virginia rendered its decision in Harper. The Court reversed the judgment of the trial court and entered final judgment in favor of the taxpayers, directing that the amounts unlawfully collected be refunded with statutory interest. The Commonwealth will not seek an appeal or rehearing of this decision. The Commonwealth issued refund checks on November 9, 1995, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 to federal government pensioners who opted out of the settlement was approximately $78.4 million, including interest earnings. The total cost of refunding all Virginia income taxes paid on federal government pensions was $418.4 million, $340 million for the settlement and $78.4 million as a result of the judgment. Of this total amount, $60 million was paid in March 1995 and $78.4 million was paid in November 1995 leaving a balance to be paid of $280 million.

        Nations Funds believe that the information summarized above describes some of the more significant matters relating to the Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund. The sources of the information are the official statements of issuers located in the Commonwealth, other publicly available documents, and oral statements from various state agencies. Nations Funds have not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

OPTIONS ON CURRENCIES

        Certain Funds may purchase and sell options on currencies to hedge the value of securities the Fund holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

OTHER INVESTMENT COMPANIES

        In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Fund bears in connection with its own operations. The Adviser has agreed to remit to the respective investing Fund fees payable to it under its respective Investment Advisory Agreement with an affiliated money market Fund to the extent such fees are based upon the investing Fund's assets invested in shares of the affiliated money market fund.

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PARTICIPATION INTERESTS AND COMPANY RECEIPTS

        The Government Bond Fund also may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which the Fund will be able to demand payment, the Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Fund to obtain repayment could depend on the issuing financial institution.

        Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the SEC). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Board of Directors. For certain participation interests or trust receipts the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

REAL ESTATE INVESTMENT TRUSTS

        A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

        REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

REPURCHASE AGREEMENTS

        The repurchase price under any repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Company's custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by such Company under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

        At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

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SECURITIES LENDING

        To increase return on portfolio securities, certain Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 33% of the value of its total assets which may include cash collateral received for securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

SHORT SALES

        Certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

SPECIAL SITUATIONS

        Certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

STAND-BY COMMITMENTS

        Certain Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

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

        The amount payable to a Tax-Free Bond Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which a Tax-Free Bond Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Tax-Free Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Tax-Free Bond Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

        A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying Municipal Securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

        The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund. The Tax-Free Bond Funds will not acquire a stand-by commitment unless immediately after the acquisition not more than 5% of the Funds' total assets will be subject to a demand feature, or in stand-by commitments, with the same institution.

        Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

        The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying Municipal Securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

STRIPPED SECURITIES

        Certain Funds may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

        In addition, the Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Company's Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

        Although stripped securities may not pay interest to holders prior to maturity, Federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

U.S. AND FOREIGN BANK OBLIGATIONS

        These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

        Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, pursuant to the established by the Board of Directors of the Company, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment.

        Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

U.S. GOVERNMENT OBLIGATIONS

        Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

        U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

        Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund to either segregate assets in an account with, or on the books of, the Company's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

        A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

        Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

        In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

        In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

VARIABLE- AND FLOATING-RATE INSTRUMENTS

        Certain Funds may purchase variable-rate and floating rate obligations. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable-rate demand notes held by a Money Market Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to payment principal on not more than 30 days' notice, or at specified intervals not exceeding 397 days (upon not more than 30 days' notice), and (ii) the rate of interest on such note is adjusted automatically at periodic intervals which may extend up to 397 days.

        The variable- and-floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

WARRANTS

        Certain Funds are permitted to invest in warrants. Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

        A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will segregate cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. Because a Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

        A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

        When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

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

        The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

PORTFOLIO TURNOVER

        Generally, the Equity Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Portfolio and its shareholders. For the Funds' portfolio turnover rates, see the "Financial Highlights" in the Prospectus.

INVESTMENT RISKS

        In addition to the risks identified in certain of the securities descriptions above, there also are general investment risks associated with an investment in any of the Funds.

        Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indexes, was trading at or close to record levels. There can be no guarantee that these levels will continue.

        Nations Marsico Focused Equities Fund, as a non-diversified fund, may invest in fewer issuers than diversified funds such as Nations Marsico Growth & Income Fund. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on the Fund's net asset value. The Fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

        The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. In addition, obligations with the lowest investment grade rating (E.G., "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

        Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Fund Securities."

        Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.



                           MANAGEMENT OF THE COMPANIES

        The business and affairs of the Companies are managed under the direction of their respective Boards of Directors/Trustees. This SAI contains the names of and general background information concerning each Trustee/Director of the Companies.

        The Companies and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

        The Directors/Trustees and executive officers of each Company and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those directors who are "interested persons" of a Company (as defined in the 1940 Act) are indicated by an asterisk(*).

                                                                    PRINCIPAL OCCUPATIONS
                                                                    DURING PAST 5 YEARS
                                              POSITION WITH         AND CURRENT
NAME ADDRESS AND AGE                          THE COMPANIES         DIRECTORSHIPS
--------------------                          -------------         -------------
Edmund L. Benson, III, 61                   Director/Trustee        Director, President and Treasurer, Saunders &
Saunders & Benson, Inc.                                             Benson, Inc. (Insurance); Trustee, Nations
728 East Main Street                                                Institutional Reserves, Nations Annuity Trust and
Suite 400                                                           NFT, Director, NFI, Nations LifeGoal Funds, Inc.,
Richmond, VA 23219                                                  and NFP

James Ermer, 55                             Director/Trustee        Senior Vice President- Finance, CSX Corporation
13705 Hickory Nut Point                                             (transportation and natural resources); Director,
Midlothian, VA  23112                                               National Mine Service; Director, Lawyers Title
                                                                    Corporation; Trustee, Nations Institutional
                                                                    Reserves, Nations Annuity Trust and NFT; Director,
                                                                    NFI, Nations LifeGoal Funds, Inc., and NFP.

William H. Grigg, 65                        Director /Trustee       Chairman Emeritus, Duke Power Co., since July,
Duke Power Co.                                                      1997; April 1994 to July 1997, Chairman and Chief
422 South Church Street                                             Executive Officer; November 1991 to April 1994,
PB04G                                                               Vice Chairman, from April 1988 to November 1991,
Charlotte, NC  28242-0001                                           Executive Vice President -- Customer Group,
                                                                    Director, Coltec Industries, Hatteras Income
                                                                    Securities, Inc., Nations Government Income Term
                                                                    Trust 2003, Inc., Nations Government Income Term
                                                                    Trust 2004, Inc., Nations Balanced Target Maturity
                                                                    Fund, Inc., NFI, Nations LifeGoal Funds, Inc. and
                                                                    NFP; Trustee, Nations Institutional Reserves,
                                                                    Nations Annuity Trust and NFT.

                                                                    PRINCIPAL OCCUPATIONS
                                                                    DURING PAST 5 YEARS
                                              POSITION WITH         AND CURRENT
NAME ADDRESS AND AGE                          THE COMPANIES         DIRECTORSHIPS
--------------------                          -------------         -------------
Thomas F. Keller, 66                        Director/Trustee        R.J. Reynolds Industries Professor of Business
Fuqua School of Business                                            Administration and former Dean, Fuqua School of
P.O. Box 90120                                                      Business, Duke University; Director, LADD
Duke University                                                     Furniture, Inc.; Director, Wendy's International
Durham, NC 27708                                                    Inc., American Business Products, Dimon Inc.,
                                                                    Biogen, Inc., Hatteras Income Securities, Inc.,
                                                                    Nations Government Income Term Trust 2003, Inc.,
                                                                    Nations Government Income Term Trust 2004, Inc.,
                                                                    Nations Balanced Target Maturity Fund, Inc., NFI,
                                                                    Nations LifeGoal Funds, Inc., and NFP; Trustee,
                                                                    Nations Institutional Reserves, Nations Annuity
                                                                    Trust, NFT, the Mentor Funds, Mentor Institutional
                                                                    Trust, Cash Resource Trust.

Carl E. Mundy, Jr., 63                      Director/Trustee        Commandant, United States Marine Corps, from July
9308 Ludgate Drive                                                  1991 to July 1995; Commanding General, Marine
Alexandria, VA  22309                                               Forces Atlantic, from June 1990 to June 1991;
                                                                    Director, NFI, Nations LifeGoal Funds, Inc., and
                                                                    NFP; Trustee, Nations Institutional Reserves,
                                                                    Nations Annuity Trust and NFT.

James B. Sommers*, 59                       Director/Trustee        President, NationsBank Trust, from January 1992 to
237 Cherokee Road                                                   September 1996; Executive Vice President,
Charlotte, NC  28207                                                NationsBank Corporation, from January 1992 to May
                                                                    1997; Principal, Bainbridge & Associates; Partner,
                                                                    Villa LLC; Chairman, Central Piedmont Community
                                                                    College Foundation; Trustee, Central Piedmont
                                                                    Community College; Board of Commissioners,
                                                                    Charlotte/Mecklenberg Hospital Authority;
                                                                    Director, NFI, NFP and Nations LifeGoal Funds,
                                                                    Inc.; Trustee, Nations Institutional Reserves,
                                                                    Nations Annuity Trust and NFT.

A. Max Walker*, 76                     President,                   Financial consultant; Formerly, President, A. Max
4580 Windsor Gate Court                Director/Trustee and         Walker, Inc.; Director and Chairman of the Board,
Atlanta, GA 30342                      Chairman of the Board        Hatteras Income Securities, Inc., Nations
                                                                    Government Income Term Trust 2003, Inc., Nations
                                                                    Government Income Term Trust 2004, Inc., Nations
                                                                    Balanced Target Maturity Fund, Inc., NFI, Nations
                                                                    LifeGoal Funds, Inc., and Nations Fund Portfolios.
                                                                    Inc.; President and Chairman of the Board of
                                                                    Trustees, Nations Institutional Reserves, Nations
                                                                    Annuity Trust and NFT.

                                                                    PRINCIPAL OCCUPATIONS
                                                                    DURING PAST 5 YEARS
                                              POSITION WITH         AND CURRENT
NAME ADDRESS AND AGE                          THE COMPANIES         DIRECTORSHIPS
--------------------                          -------------         -------------
Charles B. Walker, 59                       Director/Trustee        Since 1989, Director, Executive Vice President,
Ethyl Corporation                                                   Chief Financial Officer and Treasurer, Ethyl
330 South Fourth Street                                             Corporation (chemicals, plastics, and aluminum
Richmond, VA 23219                                                  manufacturing); since 1994, Vice Chairman, Ethyl
                                                                    Corporation and Vice Chairman, Chief Financial
                                                                    Officer and Treasurer, Albemarle Corporation,
                                                                    Director, NFI, Nations LifeGoal Funds, Inc, and
                                                                    NFP; Trustee, Nations Institutional Reserves,
                                                                    Nations Annuity Trust and NFT.

Thomas S. Word, Jr.*, 60                    Director/Trustee        Partner, McGuire Woods Battle & Boothe (law);
McGuire, Woods, Battle & Boothe                                     Director, Vaughan Bassett Furniture Company,
One James Center                                                    Director VB Williams Furniture Company, Inc.;
Richmond, VA  23219                                                 Director, NFI, Nations LifeGoal Funds, Inc., and
                                                                    NFP; Trustee, Nations Institutional Reserves,
                                                                    Nations Annuity Trust and NFT.

Richard H. Blank, Jr., 41                 Secretary, Treasurer      Since 1994, Vice President of Mutual Fund
Stephens Inc.                                                       Services, Stephens Inc. 1990 to 1994, Manager
111 Center Street                                                   Mutual Fund Services, Stephens Inc. 1983 to 1990,
Suite 300                                                           Associate in Corporate Finance Department,
Little Rock, AR  72201                                              Stephens Inc.; Secretary, Nations Institutional
                                                                    Reserves, Nations Annuity Trust, NFT, NFI, Nations
                                                                    LifeGoal Funds, Inc., and NFP


Michael W. Nolte, 37                       Assistant Secretary      Associate, Financial Services Group of Stephens
Stephens Inc.                                                       Inc.
111 Center Street
Suite 300
Little Rock, AR  72201

James E. Banks, 42                         Assistant Secretary      Since 1993, Attorney, Stephens Inc.; Associate
Stephens Inc.                                                       Corporate Counsel, Federated Investors; from 1991
111 Center Street                                                   to 1993, Staff Attorney, Securities and Exchange
Suite 300                                                           Commission from 1988 to 1991
Little Rock, AR  72201

Steven Levy, 33                            Assistant Treasurer      Since 1997, Vice President of Fund Accounting,
First Data Investor Services Group,                                 First Data Investor Services Group, Inc.; Prior to
Inc.                                                                1997, Investment Operations Manager, Franklin
One Exchange Place                                                  Templeton Group and Assistant Vice President of
Boston, MA 02109                                                    Fund Accounting, Scudder Stevens and Clark, Inc.


        Each Director/Trustee is a board member of NFI, NFT, NFP, Nations Annuity Trust, Nations Institutional Reserves and Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds family. Richard H. Blank, Jr., Steven Levy, Michael W. Nolte, and James E. Banks. Jr. also are officers of NFI, NFT, NFP, Nations Annuity Trust, Nations Institutional Reserves and Nations LifeGoal Funds, Inc.

        Each Director/Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of each Company, plus
(ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Directors/Trustees (or committee thereof). All Directors/Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Directors/Trustees. Officers receive no direct remuneration in such capacity from the Companies. No person who is an officer, director, trustee, or employee of NationsBank or its affiliates serves as an Officer, Director, Trustee or employee of the company. As of the date of this SAI, the directors and officers of each Company as a group owned less than 1% of the outstanding shares of each of the Funds. Each Company has adopted a Code of Ethics which, among other things, prohibits each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a director or officer of a Company, (ii) any employee of a Company (or any company in a control relationship with a Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by a Company, and (iii) any natural person in a control relationship with a Company who obtains information concerning recommendations made to a Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to a Company any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that a Company's access persons, other than its "disinterested" directors, submit reports to a Company's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

NATIONS FUNDS RETIREMENT PLAN

        Under the terms of the Nations Funds Retirement Plan for Eligible Directors/Trustees (the "Retirement Plan"), each director/trustee may be entitled to certain benefits upon retirement from the Board of Directors/Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible director/trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies advised by the Adviser. If a director/trustee retires before reaching age 65, no benefits are payable. Each eligible director/trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate director's/trustee's fees payable by the Funds during the calendar year in which the director's/trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director/trustee in quarterly installments for a period of no more than five years. If an eligible director/trustee's dies after attaining age 65, the director's/trustees surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director/trustee if he had not died. The Retirement Plan is unfunded. The benefits owed to each director/trustee are unsecured and subject to the general creditors of the Funds.

NATIONS FUNDS DEFERRED COMPENSATION PLAN

        Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Directors (the "Deferred Compensation Plan"), each director/trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the director/trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring directors/trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring directors'/trustees deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring director's/trustees' retirement benefits commence under the Retirement Plan. The Board of Directors/Trustees, in its sole discretion, may accelerate or extend such payments after a director's/trustee's termination of service. If a deferring director/trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the director's/trustee's death. If a deferring director dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the director. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring directors/trustees have the status of unsecured creditors of the Funds from which they are deferring compensation.

                                                             COMPENSATION TABLE

                                              AGGREGATE       AGGREGATE         PENSION OR         ESTIMATED     TOTAL COMPENSATION
                               AGGREGATE    COMPENSATION    COMPENSATION   RETIREMENT BENEFITS       ANNUAL        FROM REGISTRANT
      NAME OF PERSON         COMPENSATION       FROM            FROM        ACCRUED AS PART OF   BENEFITS UPON        AND FUND
       POSITION (1)          FROM NFT (2)      NFI (2)         NFP (2)        FUND EXPENSES        RETIREMENT      COMPLEX (3)(4)
       ------------          ------------      -------         -------        -------------        ----------      --------------
Edmund L. Benson, III,          $24,500.00     $11,000.00       $7,500.00        $4,431.53        $30,000.00         $86,201.07
Trustee

James Ermer                     $24,500.00     $11,000.00       $7,500.00        $4,431.53        $30,000.00         $59,000.00
Trustee

William H. Grigg                $24,500.00     $11,000.00       $7,500.00        $4,431.53        $30,000.00        $117,533.68
Trustee

Thomas F. Keller                $24,500.00     $11,000.00       $7,500.00        $4,431.53        $30,000.00        $116,115.17
Trustee

Carl E. Mundy, Jr.              $23,500.00     $10,000.00       $6,500.00        $4,431.53        $30,000.00         $54,000.00
Trustee

James Sommers                   $18,625.00      $8,250.00       $5,375.00        $4,431.53        $30,000.00         $43,875.00
Trustee

A. Max Walker                   $26,500.00     $13,000.00       $9,500.00        $4,431.53        $35,000.00         $89,000.00
Chairman of the Board

Charles B. Walker               $24,500.00     $11,000.00       $7,500.00        $4,431.53        $30,000.00         $59,000.00
Trustee

Thomas S. Word                  $24,500.00     $11,000.00       $7,500.00        $4,431.53        $30,000.00        $109,255.23
Trustee

        (1) All directors/trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Directors/Trustees. Officers of the Companies receive no direct remuneration in such capacity from the Companies.

        (2) For the twelve-month period ending March 31, 1998, each Director/Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Companies, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for attendance at each other meeting of the Board of Directors/Trustees (or Committee thereof).

        (3) Messrs. Grigg, Keller and A.M. Walker receive compensation from nine investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Sommers, Mundy and Word receive compensation from five investment companies deemed to be part of the Nations Funds complex.

        (4) Total compensation amounts include deferred compensation (including interest) payable to or accrued for the following Directors/Trustees: Edmund L. Benson, III $53,201; William H. Grigg $94,534; Thomas F. Keller $93,115; and Thomas S. Word $102,255.

SHAREHOLDER AND TRUSTEE LIABILITY

        NFT is a Massachusetts business trust. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, NFT's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of NFT, and that every note, bond, contract, order, or other undertaking made by NFT shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that NFT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of NFT and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which NFT itself would be unable to meet its obligations.

        The Declaration of Trust states further that no Trustee, officer, or agent of NFT shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of NFT; nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as Trustee. The Declaration of Trust also provides that all persons having any claim against the Trustees or NFT shall look solely to the trust property for payment.

        With the exceptions stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee, and that the Trustees have the power, but not the duty, to indemnify officers and employees of NFT unless any such person would not be entitled to indemnification had he or she been a Trustee.

                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
         TRANSFER AGENCY, OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING
                          AND DISTRIBUTION AGREEMENTS

INVESTMENT ADVISER AND SUB-ADVISERS

        NBAI serves as investment adviser to all of the Funds of the Companies, pursuant to Investment Advisory Agreements dated January 1, 1996, and amended thereafter. Brandes serves as investment sub-adviser to the International Value Fund, pursuant to an Investment Sub-Advisory Agreement dated as of April 8, 1998. Gartmore serves as investment sub-adviser to Funds of NFP and to the International Equity Fund and International Growth Fund, pursuant to Investment Sub-Advisory Agreements dated January 1, 1996, and amended thereafter. Boatmen's serves as investment sub-adviser to the Government Bond Fund, pursuant to an Investment Sub-Advisory Agreement dated July 31, 1997. Marsico Capital serves as investment sub-adviser to the Marsico Focused Equities Fund and Marsico Growth & Income Fund, pursuant to an Investment Sub-Advisory Agreement, dated December 31, 1997. TradeStreet serves as investment sub-adviser to all other Funds of the NFI and NFT, pursuant to Investment Sub-Advisory Agreements, dated January 1, 1996, and amended thereafter.

        NBAI also serves as the investment adviser to the portfolios of Nations Institutional Reserves, Nations Annuity Trust, Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds Family. In addition, NBAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. TradeStreet also serves as the sub-investment adviser to Nations Institutional Reserves, Nations Annuity Trust, Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc.

        NBAI and TradeStreet are each wholly owned subsidiaries of Nations Bank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. Gartmore is a joint venture structured as a Delaware general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a publicly listed U.K. company. National Westminster Bank plc and affiliated parties (collectively, "NatWest) own 100% of the equity of Gartmore plc. Gartmore is a registered investment adviser in the United States and a member of the Investment Management Regulatory Organization Limited, a U.K. regulatory authority. The respective principal offices of NBAI, TradeStreet and Gartmore are located at One NationsBank Plaza, Charlotte, N.C. 28255. Boatmen's is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. Boatmen's principal office is located at 100 North Broadway, St. Louis, Missouri 63178. Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. NationsBank has an option to purchase up to 50% of Marsico Capital.

        Prior to April 10, 1996, the predecessor to Gartmore, Nations Gartmore Investment Management ("Nations Gartmore"), provided sub-advisory services to NBAI and Nations International Equity Fund and Nations International Growth Fund. Nations Gartmore was a joint venture structured as a general partnership between NB Partner Corp. and Gartmore U.S. Limited. On April 10, 1996, NatWest purchased control of Gartmore plc from Compagnie de Suez, S.A. and affiliated entities (collectively, "Compagnie de Suez") through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its indirect subsidiary Indosuez UK Asset Management Limited, which held 75% of the outstanding voting shares of Gartmore plc; and (2) the acquisition of the remaining portion of Gartmore plc's shares held by public shareholders through a tender offer. This acquisition resulted in the change of control of Nations Gartmore and the creation of a successor entity, Gartmore. On July 17, 1996, the shareholders of Nations International Equity Fund and Nations International Growth Fund approved the new sub-advisory arrangements with Gartmore. There were no material changes to the personnel who provided service to NFP, the International Equity Fund, or the Nations International Growth Fund, and the change in ownership did not result in a change in the level of service provided NFP, the International Equity Fund, or the Nations International Growth Fund or the level of sub-advisory fees.

        Brandes Investment Partners, Inc. owns a controlling interest in Brandes Investment Partners, L.P. and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 12750 High Bluff Drive, San Diego, CA 92130.

        Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital and has voting control of the company. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager.

        Prior to January 1, 1996, NationsBank, through its investment management division, served as investment adviser to the Funds. NationsBank is successor to NationsBank of North Carolina, N.A. which was merged with and into NationsBank of South Carolina, N.A., effective January 3, 1995. The resulting entity was renamed NationsBank, N.A. (Carolinas). NationsBank is a wholly owned subsidiary of NationsBank Corporation, a bank holding company. Prior to June 30, 1992, NationsBank of Georgia, N.A. served as the Investment Adviser to NFT. On December 31, 1991 an Agreement and Plan of Consolidation between NCNB Corporation ("NCNB") and C&S Sovran Corporation ("C&S/Sovran") was consummated whereby C&S/Sovran was merged into and became a wholly owned subsidiary of NCNB and NCNB changed its name to NationsBank Corporation. In anticipation of this transaction, the prior investment adviser for NFT was changed from Sovran Bank, N.A., to C&S/Sovran Trust Company (Georgia), N.A. After the merger of C&S/Sovran and NCNB was completed, C&S Sovran Trust Company (Georgia), N.A., changed its name to NationsBank Trust Company (Georgia), N.A., and subsequently merged into NationsBank of Georgia, N.A. which continued to serve as the investment adviser to Nations Fund Trust until June 30, 1992. Prior to the merger of NCNB and C&S/Sovran, NationsBank (formerly NCNB National Bank of North Carolina) served as investment adviser to all of the Funds of NFT pursuant to an amendment to its investment advisory agreements.

        Since 1874, NationsBank and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, NationsBank affiliates collectively manage in excess of $100 billion, including the more than $40 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. NationsBank is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. NationsBank and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

        Pursuant to the terms of the Investment Advisory Agreements and Sub-Advisory Agreements (at times, the "Advisory Agreements") with NBAI, TradeStreet, Gartmore, Boatman's, Brandes and Marsico Capital, subject at all times to the control of the respective Companies' Boards of Directors/Trustees and conformance with the stated policies of each Company, NBAI, TradeStreet, Gartmore, Boatman's, Brandes and Marsico Capital each selects and manages the investments of the Funds. Each such advisory entity obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds.

        The Advisory Agreements for NBAI, TradeStreet, Gartmore, Boatmen's Brandes and Marsico Capital each provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of NBAI or Trade Street, respectively, or any of their respective officers, directors, employees or agents, NBAI or TradeStreet shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

        An Investment Advisory Agreement with NBAI shall become effective with respect to a Fund if and when approved by the Boards of a Company, and if so approved, shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a)
(i) the Company's Board of Directors/Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors/Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The respective Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by a Company (by vote of the Board of Directors/Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by NBAI on 60 days' written notice.

        A Sub-Advisory Agreement with TradeStreet shall become effective with respect to each Fund as of its execution date and, unless sooner terminated, shall continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreement is specifically approved at least annually by (a) (i) the Company's Board of Directors (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund), or by NBAI, or by TradeStreet on 60 days' written notice.

        The Sub-Advisory Agreement with Gartmore was initially approved by NFP's Board of Directors on January 26, 1995 and by the initial shareholder on June 30, 1995. The Sub-Advisory Agreement will continue in effect for an initial term of two years from its effective date and continues in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The respective Funds, NBAI or Gartmore may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Sub-Advisory Agreement with Gartmore provides that Gartmore shall not be liable to the Company or to its shareholders for any act or omission by Gartmore or for any loss sustained by the Company or by its shareholders except in the case of Gartmore's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of Gartmore, as the case may be.

        The Sub-Advisory Agreement with Boatmen's became effective on July 31, 1997 and it shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by
(a)(i) the Company's Board of Directors or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. Each Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) or by the Adviser on 60 days' written notice. The Sub-Advisory Agreement provides that the Adviser shall not be liable to the Company or to its shareholders for any act or omission by Boatmen's or for any loss sustained by the Company or by its shareholders except in the case of such Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of such Adviser, as the case may be.

        The Sub-Advisory Agreement with Brandes was initially approved by NFI's Board of Directors on February 4, 1998. The Sub-Advisory Agreement will continue in effect for an initial term of two years from its effective date and continues in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Fund, NBAI or Brandes may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Sub-Advisory Agreement with Brandes provides that Brandes shall not be liable to the Company or to its shareholders for any act or omission by Brandes or for any loss sustained by the Company or by its shareholders except in the case of Brandes' willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of Brandes, as the case may be.

        The Investment Sub-Advisory Agreement with Marsico Capital was initially approved by NFT's Board of Trustees on December 7, 1997 and is effective for a two year period and shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by
(a)(i) NFT's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of NFT's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940
Act) of a party to such Agreement (other than as Trustees of NFT), by votes cast in person at a meeting specifically called for such purpose. The Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by NFT (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by NBAI on 60 days' written notice. The Sub-Advisory Agreement shall become effective for a two-year term with respect to each Fund as of its execution date and, unless sooner terminated, shall continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreement is specifically approved at least annually by (a)(i) NFT's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and
(b) the affirmative vote of a majority of NFT's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of NFT), by votes cast in person at a meeting specifically called for such purpose.

        The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of the portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

        The Adviser may waive a portion of its fees; however, any such waiver may be discontinued at any time. As discussed under the caption "Expenses," NBAI, TradeStreet and Gartmore will be required to reduce their fees from the Funds, in direct proportion to the fees payable by the Funds to NBAI, TradeStreet, Gartmore, Brandes, Boatmen's, Marsico Capital and the Administrator, if the expenses of the Funds exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

        Subject to reduction in accordance with the expense limitation provisions which may be imposed by states in which the Funds' shares are qualified for sale, NBAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to NBAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1998. The table below also states the advisory fees paid and waived by Barnett Capital Advisers, Inc. with respect to the Emerald International Equity Fund (predecessor to the International Value Fund) for the fiscal period December 1, 1997 through May 15, 1998.

                                      ADVISORY FEES

                                      Net Amount Paid      Amount Waived    Reimbursed by Adviser
                                      ---------------      -------------    ---------------------
Prime Fund                               $9,639,804          $1,588,170            $0.00
Treasury Fund                             5,843,938             843,672             0.00
Equity Income Fund                        4,731,858                0.00             0.00
Government Securities Fund                  606,485             160,648             0.00
International Equity Fund                 9,260,334                0.00             0.00
International Growth Fund                 4,491,759             145,205             0.00
International Value Fund                    326,210                0.00         3,902.00
Small Company Growth Fund                   959,096             419,890             0.00
U.S. Government Bond Fund                   483,931             385,271             0.00
Government  Money Market Fund               468,312             954,231             0.00
Tax Exempt Fund                           3,482,525           5,239,935             0.00
Value Fund                               15,618,802              49,168             0.00
Capital Growth Fund                       5,717,424                0.00             0.00
Disciplined Equity Fund                   1,236,280               0.00              0.00
Equity Index Fund                         1,302,110           2,088,839             0.00
Emerging Growth Fund                      2,836,719                0.00             0.00
Managed Index Fund                          360,994             449,019             0.00
Managed SmallCap Index Fund                    0.00             419,108             0.00
Managed Value Index Fund                        670              11,025             0.00
Managed SmallCap Value Index Fund               193               5,901             0.00
Marsico Growth & Income Fund                  0.00               10,919             0.00
Marsico Focused Equities Fund                27,032                0.00             0.00
Balanced Assets Fund                      1,493,286                0.00             0.00
Short-Intermediate Gov't Fund             2,708,669           1,354,334             0.00
Short-Term Income Fund                    1,006,049           1,006,049             0.00
Diversified Income Fund                   1,440,010             288,002             0.00
Strategic Fixed Income Fund               7,389,298           1,760,101             0.00
Municipal Income Fund                     1,495,049             865,120             0.00
Short-Term Municipal Income Fund            143,891             357,577             0.00
Intermediate Municipal Bond  Fund         1,814,264           1,420,175             0.00
Florida Intermediate Municipal Bond         414,266             371,186             0.00
Fund
Georgia Intermediate Municipal Bond         305,490             267,367             0.00
Fund
Maryland Intermediate Municipal             216,531             251,773             0.00
Bond  Fund
North Carolina Intermediate                 350,910             325,600             0.00
Municipal Bond Fund
South Carolina Intermediate                 532,494             471,252             0.00
 Municipal Bond Fund
Tennessee Intermediate  Municipal            67,179             121,971             0.00
Bond Fund
Texas Intermediate Municipal Bond           688,008             601,927             0.00
Fund
Virginia Intermediate Municipal             631,227             484,093             0.00
Bond Fund
Florida Municipal Bond Fund                 144,492             123,106             0.00
Georgia Municipal Bond Fund                  33,480              66,122             0.00
Maryland  Municipal Bond Fund                25,999              82,546             0.00
North  Carolina Municipal Bond Fund          83,208              94,452             0.00
South Carolina Municipal Bond Funds          42,805              72,257             0.00
Tennessee Municipal Bond Fund                 1,873              57,822             0.00
Texas Municipal Bond Fund                    26,062              72,988             0.00
Virginia Municipal Bond Fund                 56,750              81,176             0.00
Emerging Markets Fund                       988,113                0.00             0.00
Pacific Growth Fund                         894,307                0.00             0.00
Global Government Income Fund               288,379                0.00             0.00

NBAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to NBAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1997. The table below also states the advisory fees paid and waived by Barnett Capital Advisers, Inc. with respect to the Emerald International Equity Fund (predecessor to the International Value Fund) for the period ended December 1, 1996 through November 30, 1997.

                                  ADVISORY FEES

                                                    Net Amt.         Amount       Reimbsd.
                                                      Paid           Waived       by Advsr.
                                                      ----           ------       ---------
Government  Money Market Fund                 $     595,369.00  $ 1,087,306.00  $      0.00
Tax Exempt Fund                                   2,307,746.00    3,589,593.00         0.00
Value Fund                                        9,794,835.00            0.00         0.00
Capital Growth Fund                               5,714,094.00            0.00         0.00
Disciplined Equity Fund                           1,064,026.00            0.00         0.00
Equity Index Fund                                   678,564.00    1,534,132.00         0.00
Emerging Growth Fund                              2,666,535.00            0.00         0.00
Managed Index Fund                                   12,069.00       86,414.00    22,720.00
Managed SmallCap Index Fund                              13.00       44,990.00    18,619.00
Balanced Assets Fund                              1,798,693.00           00.0          0.00
Short-Intermediate Gov't Fund                     1,886,178.00      943,089.00         0.00
Short-Term Income Fund                              600,834.00      601,326.00         0.00
Diversified Income Fund                           1,000,615.00      200,123.00         0.00
Strategic Fixed Income Fund                       4,757,641.00      951,528.00         0.00
Municipal Income Fund                               323,476.00      305,497.00         0.00
Short-Term Municipal Income Fund                     60,734.00      294,153.00         0.00
Intermediate Municipal Bond  Fund                   189,645.00      277,372.00         0.00
Florida Intermediate Municipal Bond Fund            104,662.00      161,773.00         0.00
Georgia Intermediate Municipal Bond Fund            124,834.00      165,879.00         0.00
Maryland Intermediate Municipal Bond  Fund          260,093.00      227,212.00         0.00
North Carolina Intermediate Municipal Bond Fund      76,726.00      121,064.00         0.00
South Carolina Intermediate  Municipal Bond Fund    152,937.00      197,205.00         0.00
Tennessee Intermediate  Municipal Bond Fund          14,485.00       79,715.00         0.00
Texas Intermediate Municipal Bond Fund               54,898.00      104,929.00         0.00
Virginia Intermediate Municipal Bond Fund           614,014.00      520,946.00         0.00
Florida Municipal Bond Fund                         112,099.00      117,651.00         0.00
Georgia Municipal Bond Fund                          26,675.00       61,249.00         0.00
Maryland  Municipal Bond Fund                        15,208.00       67,979.00         0.00
North  Carolina Municipal Bond Fund                  80,159.00       92,926.00         0.00
South Carolina Municipal Bond Funds                  40,452.00       67,297.00         0.00
Tennessee Municipal Bond Fund                         2,763.00       47,192.00     3,159.00
Texas Municipal Bond Fund                            35,113.00       69,111.00         0.00
Virginia Municipal Bond Fund                         49,575.00       71,879.00         0.00
Emerging Markets Fund                               661,747.00            0.00         0.00
Pacific Growth Fund                               1,035,724.00            0.00         0.00
Global Government Income Fund                       298,997.00            0.00         0.00
Prime Fund                                        6,849,130.00    1,579,771.00         0.00
Treasury Fund                                     4,030,618.00    1,026,792.00         0.00
Equity Income Fund                                2,632,510.00            0.00         0.00
International Equity Fund                         8,870,691.00            0.00         0.00
International Value Fund                            395,837.00            0.00     4,304.00
Government Securities Fund                          568,081.00      156,808.00

        The table below states the net advisory fees paid to NationsBank and/or its wholly-owned affiliate NBAI, the advisory fees waived and expense reimbursements where applicable for the fiscal period from December 1, 1995 to March 31, 1996. The table below also states the advisory fees paid to NBAI or its predecessor under NFP's prior advisory agreement and the advisory fees waived for the fiscal period from June 1, 1995 to March 31, 1996 for the Emerging Markets Fund, Pacific Growth Fund and Global Government Income Fund. The table also states the advisory fees paid and waived by Barnett Capital Advisors, Inc. with respect to the Emerald International Equity Fund (predecessor to the International Value Fund) from its commencement on Dec. 27, 1995 through the period ended November 30, 1996.

                                  ADVISORY FEES

                                                   Net Amt.         Amount        Reimbsd.
                                                     Paid            Waived      by Advsr.
                                                     ----            ------      ---------
Government  Money Market Fund                  $   195,815.00  $   442,122.00   $    0.00
Tax Exempt Fund                                    600,930.00    1,248,939.00        0.00
Value Fund                                       2,808,328.00            0.00        0.00
Capital Growth Fund                              2,253,497.00            0.00        0.00
Disciplined Equity Fund                            339,082.00            0.00        0.00
Equity Index Fund                                   64,733.00            0.00        0.00
Emerging Growth Fund                               777,193.00            0.00        0.00
Balanced Assets Fund                               590,332.00            0.00        0.00
Short-Intermediate Gov't Fund                      619,149.00      384,574.00        0.00
Short-Term Income Fund                             173,410.00      216,740.00        0.00
Diversified Income Fund                            286,700.00       57,340.00        0.00
Strategic Fixed Income Fund                      1,388,673.00      294,244.00        0.00
Municipal Income Fund                              114,363.00      117,368.00        0.00
Short-Term Municipal Income Fund                    12,972.00       99,745.00        0.00
Intermediate Municipal Bond  Fund                   45,524.00       89,165.00        0.00
Florida Intermediate  Municipal Bond Fund           25,169.00       62,242.00        0.00
Georgia Intermediate Municipal Bond Fund            33,891.00       64,182.00        0.00
Maryland Intermediate Municipal Bond  Fund          59,770.00       93,011.00        0.00
North  Carolina Intermediate  Municipal Bond Fund   17,326.00       47,071.00        0.00
South Carolina Intermediate  Municipal Bond Fund    42,310.00       75,330.00        0.00
Tennessee Intermediate Municipal Bond Fund               0.00       31,491.00    1,332.00
Texas Intermediate Municipal Bond Fund              11,045.00       41,063.00        0.00
Virginia Intermediate Municipal Bond Fund          196,295.00      215,292.00        0.00
Florida Municipal Bond Fund                         34,641.00       44,125.00        0.00
Georgia Municipal Bond Fund                          4,774.00       25,162.00        0.00
Maryland Municipal Bond Fund                           108.00       27,352.00        0.00
North Carolina Municipal Bond Fund                  24,232.00       38,851.00        0.00
South Carolina Municipal Bond Funds                  5,358.00       27,497.00        0.00
Tennessee Municipal Bond Fund                            0.00       15,588.00    5,817.00
Texas Municipal Bond Fund                            6,913.00       28,200.00        0.00
Virginia Municipal Bond Fund                        11,162.00       29,711.00        0.00
Prime Fund                                       6,265,471.00      726,242.00        0.00
Treasury Fund                                    4,417,264.00      552,985.00        0.00
Equity Income Fund                               2,329,896.00            0.00        0.00
International Equity Fund                        5,291,343.00       84,472.00        0.00
International Value Fund                                 0.00            0.00        0.00
Government Securities Fund                         468,579.00      147,897.00        0.00
Emerging Markets Fund                              188,334.00            0.00        0.00
Pacific Growth Fund                                307,806.00            0.00        0.00
Global Government Income Fund                    1,132,152.00            0.00        0.00

        The Pilot U.S. Government Fund (predecessor to the U.S. Government Bond
Fund) and the Pilot Small Capitalization Equity Fund (predecessor to the Pilot Small Company Growth Fund) paid and waived the following advisory and sub-advisory fees under a prior advisory agreement with Boatmen's during the periods indicated.

                       ADVISORY AND SUB-ADVISORY FEES PAID
                        SEPTEMBER 1, 1996 - MAY 16, 1997


                                                    Advisory
                                                       Fee
     Pilot US Government Fund
        Advisory Fee                                $552,504
        Advisory Waiver                             (125,674)
                                                    --------
                                                     426,830
                                                    --------

     Pilot Small Capitalization Fund
        Advisory Fee                                 $731,622
        Advisory Waiver                             $(250,320)
                                                    ---------
                                                     $481,302
                                                    ---------

                               ADVISORY FEES PAID

                                         SEPTEMBER 1, 1995   SEPTEMBER 1, 1994 -
                                         - AUGUST 31, 1996     AUGUST 31, 1995
Pilot US Government Fund                      $555,098             $415,164
Pilot Small Capitalization Fund               $178,877               $0*
* Fund inception 12/12/95

                             SUB-ADVISORY FEES PAID

                                         SEPTEMBER 1, 1995    AUGUST 31, 1994 -
                                         - AUGUST 31, 1996     AUGUST 31, 1995
Pilot US Government Fund                        N/A                  N/A
Pilot Small Capitalization Fund                 N/A                  N/A


        The table below states the net sub-advisory fees paid to TradeStreet for the fiscal periods indicated. No fees were waived or reimbursed by the Adviser during this periods.

                                SUB-ADVISORY FEES

                                                   Period Ending
                                                      3/31/98

                                                  Net Amount Paid
                                                  ---------------

Prime Fund                                           $2,959,571
Treasury Fund                                         1,763,574
Equity Income Fund                                    1,478,586
Government Securities Fund                              181,945
Small Company Growth Fund                               338,212
Government  Money Market Fund                           186,411
Tax Exempt Fund                                       1,199,059
Value Fund                                            5,222,656
Capital Growth Fund                                   1,905,808
Disciplined Equity Fund                                 412,093
Equity Index Fund                                       678,190
Emerging Growth Fund                                    945,572
Managed Index Fund                                      162,002
Managed SmallCap Index Fund                              83,822
Managed Value Index Fund                                  2,505
Managed SmallCap Value Index Fund                         1,410
Balanced Assets Fund                                    497,762
Short-Intermediate Gov't Fund                         1,015,751
Short-Term Income Fund                                  503,025
Diversified Income Fund                                 432,003
Strategic Fixed Income Fund                           2,287,350
Municipal Income Fund                                   275,353
Short-Term Municipal Income Fund                         70,205
Intermediate Municipal Bond  Fund                       452,822
Florida Intermediate Municipal Bond Fund                109,963
Georgia Intermediate Municipal Bond Fund                 80,200
Maryland Intermediate Municipal Bond Fund                65,563
North Carolina Intermediate                              94,711
Municipal Bond Fund
South Carolina Intermediate                             140,524
 Municipal Bond Fund
Tennessee Intermediate  Municipal Bond Fund 26,481
Texas Intermediate Municipal Bond Fund                  180,591
Virginia Intermediate Municipal                         156,145
Bond Fund
Florida Municipal Bond Fund                              31,220
Georgia Municipal Bond Fund                              11,621
Maryland  Municipal Bond Fund                            12,663
North  Carolina Municipal Bond Fund                      20,727
South Carolina Municipal Bond Funds                      13,424
Tennessee Municipal Bond Fund                             6,964
Texas Municipal Bond Fund                                11,556
Virginia Municipal Bond Fund                             16,091

                                        Period Ending    Period Ending
                                          3/31/97          3/31/96

                                               Net Amt.         Net Amt.
                                                Paid             Paid
Government  Money Market Fund              $   231,367.00  $  65,559.22
Tax Exempt Fund                                810,884.00    195,836.30
Value Fund                                   3,264,945.00    702,508.52
Capital Growth Fund                          1,904,698.00    558,981.57
Disciplined Equity Fund                        354,675.00     85,311.87
Equity Index Fund                              442,539.00     41,386.62
Managed Index Fund                              19,717.00    194,888.10
Managed SmallCap Index Fund                      9,001.00    146,994.87
Emerging Growth Fund                           888,845.00    185,611.41
Balanced Assets Fund                           599,564.00     73,671.51
Short-Intermediate Gov't Fund                  707,317.00     63,997.63
Short-Term Income Fund                         300,416.00    313,681.03
Diversified Income Fund                        300,184.00     20,092.35
Strategic Fixed Income Fund                  1,427,292.00     11,904.57
Municipal Income Fund                           73,380.00     14,212.28
Short-Term Municipal Income Fund                49,684.00      9,158.98
Intermediate Municipal Bond  Fund               65,382.00     10,161.88
Florida Intermediate  Municipal Bond            37,301.00     15,999.36
Fund
Georgia Intermediate Municipal Bond             40,700.00      6,729.45
Fund
Maryland Intermediate Municipal Bond            59,822.00     12,199.38
Fund
North  Carolina Intermediate                    27,691.00      3,812.00
 Municipal  Bond Fund
South Carolina Intermediate                     49,020.00      5,474.20
 Municipal Bond Fund
Tennessee Intermediate Municipal Bond           13,188.00     42,887.69
Fund
Texas Intermediate Municipal Bond Fund          22,376.00      6,891.65
Virginia Intermediate Municipal Bond           158,894.00      2,562.42
Fund
Florida Municipal Bond Fund                     26,804.00      2,390.88
Georgia Municipal Bond Fund                     10,258.00      5,475.32
Maryland Municipal Bond Fund                     9,705.00      2,870.87
North Carolina Municipal Bond Fund              20,193.00      1,366.28
South Carolina Municipal Bond Fund              12,571.00      3,051.30
Tennessee Municipal Bond Fund                    5,828.00      3,538.33
Texas Municipal Bond Fund                       12,160.00    563,821.51
Virginia Municipal Bond Fund                    14,170.00    356,560.15
Emerging Markets Fund                          511,350.00    212,221.62
Pacific Growth Fund                            805,563.00          0.00
Prime Fund                                   2,296,435.00    239,405.20
Treasury Fund                                1,377,806.00    145,531.05
Equity Income Fund                             777,371.00    101,945.98
Government Securities Fund                     170,424.00        n/a

        The table below states the net sub-advisory fees paid to Gartmore for the fiscal period indicated. No fees were waived or reimbursed by the Adviser during this periods.

                                SUB-ADVISORY FEES

                                        Period Ending      Period Ending      Period Ending
                                           3/31/98            3/31/97            3/31/97

International Equity Fund              $9,260,333.98     $6,899,426.00           n/a
International Growth Fund               4,331,994.06             n/a              n/a
Emerging Markets Fund                     988,113.20      511,350.00        $212,221.62
Pacific Growth Fund                       894,306.20      805,563.00               0.00
Global Government Income Fund             288,379.18      230,655.00          47,092.65

        The table below states the net sub-advisory fees paid to Marsico for the fiscal year ended March 31, 1998. No fees were waived or reimbursed by the Adviser during this periods.

                                SUB-ADVISORY FEES

                                       Net Amount Paid
                                       ---------------
Marsico Focused Equities Fund               $14,311
Marsico Growth & Income Fund                  5,780

        The table below states the net sub-advisory fees paid to Brandes for the fiscal period indicated. No fees were waived or reimbursed by the Adviser during this periods.

                           Period Ending      Period Ending      Period Ending
                              5/15/98           11/30/97           11/30/96

International Value Fund     $177,516.52        $212,631.72         $19,395.00

CO-ADMINISTRATORS AND SUB-ADMINISTRATOR

        Stephens Inc. and NBAI (the "Co-Administrators") serve as co-administrators of each Company.

     The Co-Administrators serve under co-administration agreements ("Co-Administration Agreements"), which were approved by the Boards of Directors/Trustees on November 5-6, 1998. The Co-Administrators receive, as compensation for their services rendered under the Co-Administration Agreements, administration fees, computed daily and paid monthly, at the annual rate of:
0.10% of the money market Funds; 0.12% of the fixed income and international Funds; and 0.13% of the domestic equity Funds, of the average daily net assets of each such Fund.

     Pursuant to the Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to each Company, (iii) furnish corporate secretarial services to each Company, including coordinating the preparation and distribution of materials for Board of Directors/Trustees meetings, (iv) coordinate the provision of legal advice to each Company with respect to regulatory matters, (v) coordinate the preparation of reports to each Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to each Company by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of each Company's operations. Stephens bears all expenses incurred in connection with the performance of its services.

     Also, pursuant to the Co-Administration Agreement, NBAI has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file each Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information. NBAI bears all expenses incurred in connection with the performance of its services.

     The Co-Administration Agreement may be terminated by a vote of a majority of the respective Board of Directors/Trustees, by Stephens or by NBAI, respectively, on 60 days' written notice without penalty. The Co-Administration Agreements are not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreements provide that Stephens and NBAI shall not be liable to the Funds or to their shareholders except in the case of Stephens' or NBAI's, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     BNY serves as sub-administrator for the Funds pursuant to sub-administration agreements. Pursuant to their terms, BNY assists Stephens and NBAI in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from Stephens and NBAI based on an annual rate of 0.01% of the Funds' average daily net assets.

     The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal year ended March 31, 1998, under the previous administration arrangements. The administration arrangements have been revised and the fees set forth below are not reflective of those changes. The new arrangements appointing Stephens and NBAI as Co-Administrators and BNY as Sub-Administrator were effective on or about January 14, 1999.

                               ADMINISTRATION FEES


                                           Net Fees Paid    Fees Waived
                                           -------------    -----------
Prime Fund                                    4,056,997      1,110,297
Treasury Fund                                 2,423,641        664,082
Equity Income Fund                              494,468           0.00
Government Securities Fund                       71,126           0.00
International Equity Fund                       405,314           0.00
International Growth Fund                       230,311           0.00
International Value Fund                            n/a            n/a
Small Company Growth Fund                        96,976           0.00
U.S. Government Bond Fund                        89,058           0.00
Government  Money Market Fund                   259,300         71,128
Tax Exempt Fund                               1,591,584        436,123
Value Fund                                    1,408,801           0.00
Capital Growth Fund                             503,034           0.00
Disciplined Equity Fund                         101,504           0.00
Equity Index Fund                               458,619           0.00
Emerging Growth Fund                            246,308           0.00
Managed Index Fund                              111,133           0.00
Managed SmallCap Index Fund                      61,116           0.00
Managed Value Index Fund                          1,630           0.00
Managed SmallCap Value Index Fund                   848           0.00
Marsico Growth & Income Fund                        898           0.00
Marsico Focused Equities Fund                     2,227           0.00
Balanced Assets Fund                            134,032           0.00
Short-Intermediate Gov't Fund                   401,570           0.00
Short-Term Income Fund                          203,225           0.00
Diversified Income Fund                         173,538           0.00
Strategic Fixed Income Fund                     903,615           0.00
Municipal Income Fund                           153,482         78,672
Short-Term Municipal Income Fund                 38,788         20,059
Intermediate Municipal Bond  Fund               254,780        129,378
Florida Intermediate Municipal Bond Fund         61,898         31,419
Georgia Intermediate Municipal Bond Fund         44,811         22,914
Maryland Intermediate Municipal Bond  Fund       36,010         26,201
North Carolina Intermediate Municipal Bond       53,527         27,061
Fund
South Carolina Intermediate  Municipal Bond      79,235         40,150
Fund
Tennessee Intermediate  Municipal Bond Fund      14,824          7,566
Texas Intermediate Municipal Bond Fund          102,899         51,598
Virginia Intermediate Municipal Bond Fund        85,542         44,703
Florida Municipal Bond Fund                      17,169          8,920
Georgia Municipal Bond Fund                       6,369          3,320
Maryland  Municipal Bond Fund                     6,978          3,619
North  Carolina Municipal Bond Fund              11,379          5,922
South Carolina Municipal Bond Funds               7,376          3,836
Tennessee Municipal Bond Fund                     3,826          1,990
Texas Municipal Bond Fund                         6,334          3,301
Virginia Municipal Bond Fund                      8,843          4,598
Emerging Markets Fund                            21,266           0.00
Pacific Growth Fund                              30,206           0.00
Global Government Income Fund                    21,621           0.00

        The table below sets forth the total co-administration fees paid to First Data Investor Services Group, Inc. ("First Data") and waived by First Data for the fiscal year ended March 31, 1998. First Data was the co-administrator under the previous administration arrangements.

                             CO-ADMINISTRATION FEES

                                             Net Fees Paid    Fees Waived
                                             -------------    -----------
Prime Fund                                       384,193           0.00
Treasury Fund                                    232,691           0.00
Equity Income Fund                               244,825           0.00
Government Securities Fund                        50,171           0.00
International Equity Fund                        623,612           0.00
International Growth Fund                        306,814           0.00
International Value Fund                             n/a            n/a
Small Company Growth Fund                         43,762           0.00
U.S. Government Bond Fund                         59,434           0.00
Government Money Market Fund                      25,208           0.00
Tax Exempt Fund                                  152,908           0.00
Value Fund                                       680,262           0.00
Capital Growth Fund                              259,289           0.00
Disciplined Equity Fund                           63,108           0.00
Equity Index  Fund                               214,846           0.00
Emerging Growth Fund                             131,921           0.00
Managed Index Fund                                50,870           0.00
Managed SmallCap Index Fund                       22,706           0.00
Managed Value Index Fund                             709           0.00
Managed SmallCap Value Index Fund                    371           0.00
Marsico Growth & Income Fund                         387           0.00
Marsico Focused Equities Fund                        953           0.00
Balanced Assets Fund                              65,073           0.00
Short-Intermediate Gov't Fund                    275,597           0.00
Short-Term Income Fund                           132,125           0.00
Diversified Income Fund                          114,464           0.00
Strategic Fixed Income Fund                      621,285           0.00
Municipal Income Fund                            161,207           0.00
Short-Term Municipal Income Fund                  41,447           0.00
Intermediate Municipal Bond  Fund                262,730           0.00
Florida Intermediate Municipal Bond Fund          63,773           0.00
Georgia Intermediate Municipal Bond Fund          46,846           0.00
Maryland Intermediate Municipal Bond  Fund        31,450           0.00
North Carolina Intermediate Municipal Bond        54,714           0.00
Fund
South Carolina Intermediate  Municipal Bond       81,364           0.00
Fund
Tennessee Intermediate  Municipal Bond Fund       15,440           0.00
Texas Intermediate Municipal Bond Fund           103,490           0.00
Virginia Intermediate Municipal Bond Fund         92,909           0.00
Florida Municipal Bond Fund                       18,511           0.00
Georgia Municipal Bond Fund                        6,911           0.00
Maryland  Municipal Bond Fund                      7,494           0.00
North  Carolina Municipal Bond Fund               12,309           0.00
South Carolina Municipal Bond Fund                 7,965           0.00
Tennessee Municipal Bond Fund                      4,133           0.00
Texas Municipal Bond Fund                          6,873           0.00
Virginia Municipal Bond Fund                       9,547           0.00
Emerging Markets Fund                             67,559           0.00
Pacific Growth Fund                               69,037           0.00
Global Government Income Fund                     19,576           0.00

        The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal year ended March 31, 1997.

                               ADMINISTRATION FEES

                                            Net Fees Paid   Fees Waived
Government Money Market Fund                 $281,893.00     $39,867.00
Tax Exempt Fund                               995,984.00     151,529.00
Value Fund                                    792,002.00           0.00
Capital Growth Fund                           463,687.00           0.00
Disciplined Equity Fund                        81,365.00           0.00
Equity Index Fund                             270,994.00           0.00
Managed Index Fund                             12,195.00           0.00
Managed SmallCap Index Fund                     1,626.00           0.00
Emerging Growth Fund                          211,748.00           0.00
Balanced Assets Fund                          146,269.00           0.00
Short-Intermediate Government Fund            252,303.00           0.00
Short-Term Income Fund                        104,245.00           0.00
Diversified Income Fund                       103,988.00           0.00
Strategic Fixed Income Fund                   510,826.00           0.00
Municipal Income Fund                          46,849.00      10,434.00
Short-Term Municipal Income Fund               31,084.00       7,479.00
Intermediate Municipal Bond Fund               40,902.00       9,878.00
Florida Intermediate Municipal Bond Fund       23,525.00       5,513.00
Georgia Intermediate Municipal Bond Fund       25,682.00       5,977.00
Maryland Intermediate Municipal Bond Fund      38,122.00       2,519.00
North Carolina Intermediate Municipal Bond     17,628.00       3,971.00
Fund
South Carolina Intermediate Municipal Bond     31,091.00       7,071.00
Fund
Tennessee Intermediate Municipal Bond Fund      8,422.00       1,869.00
Texas Intermediate Municipal Bond Fund         14,310.00       3,130.00
Virginia Intermediate Municipal Bond Fund     101,774.00      22,264.00
Florida Municipal Bond Fund                    17,082.00       3,824.00
Georgia Municipal Bond Fund                     6,500.00       1,497.00
Maryland Municipal Bond Fund                    6,151.00       1,408.00
North Carolina Municipal Bond Fund             12,881.00       2,857.00
South Carolina Municipal Bond Fund              7,923.00       1,846.00
Tennessee Municipal Bond Fund                   3,695.00         847.00
Texas Municipal Bond Fund                       7,747.00       1,724.00
Virginia Municipal Bond Fund                    8,995.00       2,043.00
Prime Fund                                  3,775,833.00     419,503.00
Treasury Fund                               2,254,616.00     250,485.00
Equity Income Fund                            388,686.00           0.00
International Equity Fund                     985,632.00           0.00
Government Securities Fund                    113,616.00           0.00
Emerging Markets Fund                          60,159.00           0.00
Pacific Growth Fund                              115,080           0.00
Global Government Income Fund                  42,714.00           0.00

        The table below sets forth the total sub-administration fees paid to First Data and waived by First Data for the fiscal year ended March 31, 1997.

                             CO-ADMINISTRATION FEES

                                            Net Fees Paid   Fees Waived
                                            -------------   -----------
Government Money Market Fund                 $ 98,906.00       $ 0.00
Tax Exempt Fund                               326,822.00         0.00
Value Fund                                    513,976.00         0.00
Capital Growth Fund                           298,193.00         0.00
Disciplined Equity Fund                        60,505.00         0.00
Equity Index Fund                             171,545.00         0.00
Managed Index Fund                              7,522.00         0.00
Managed SmallCap Index Fund                     7,375.00         0.00
Emerging Growth Fund                          143,790.00         0.00
Balanced Assets Fund                           93,557.00         0.00
Short-Intermediate Government Fund            219,240.00         0.00
Short-Term Income Fund                         96,033.00         0.00
Diversified Income Fund                        96,135.00         0.00
Strategic Fixed Income Fund                   440,702.00         0.00
Municipal Income Fund                          47,546.00         0.00
Short-Term Municipal Income Fund               32,415.00         0.00
Intermediate Municipal Bond Fund               42,623.00         0.00
Florida Intermediate Municipal Bond Fund       24,249.00         0.00
Georgia Intermediate Municipal Bond Fund       26,483.00         0.00
Maryland Intermediate Municipal Bond Fund      38,819.00         0.00
North Carolina Intermediate Municipal Bond     17,960.00         0.00
Fund
South Carolina Intermediate Municipal Bond     31,867.00         0.00
Fund
Tennessee Intermediate Municipal Bond Fund      8,549.00         0.00
Texas Intermediate Municipal Bond Fund         14,526.00         0.00
Virginia Intermediate Municipal Bond Fund     102,954.00         0.00
Florida Municipal Bond Fund                    17,385.00         0.00
Georgia Municipal Bond Fund                     6,657.00         0.00
Maryland Municipal Bond Fund                    6,306.00         0.00
North Carolina Municipal Bond Fund             13,109.00         0.00
South Carolina Municipal Bond Fund              8,189.00         0.00
Tennessee Municipal Bond Fund                   3,784.00         0.00
Texas Municipal Bond Fund                       7,900.00         0.00
Virginia Municipal Bond Fund                    9,205.00         0.00

        The table set forth on the following page states the total net administration fees paid and the total administration fees waived for the fiscal period ended March 31, 1996.

                               ADMINISTRATION FEES

                                               FY 1996
                                               -------
                                       Net Fees           Fees
                                        Paid             Waived
                                        ----             ------
Government Money Market Fund         $139,341.00     $19,949.00
Tax Exempt Fund                       409,267.00     $52,641.00
Value Fund                            374,444.00           0.00
Capital Growth Fund                   300,466.00           0.00
Emerging Growth Fund                  103,626.00           0.00
Disciplined Equity Fund                45,211.00           0.00
Equity Index Fund                      53,838.00           0.00
Balanced Assets Fund                   78,711.00           0.00
Short-Intermediate Government Fund    167,287.00           0.00
Short-Term Income Fund                 65,025.00           0.00
Diversified Income Fund                57,340.00           0.00
Strategic Fixed Income Fund           280,486.00           0.00
Municipal Income Fund                  38,622.00           0.00
Short-Term Municipal Income Fund       22,543.00           0.00
Intermediate Municipal Bond Funds      26,938.00           0.00
Florida Intermediate Municipal         17,482.00           0.00
Bond Fund
Georgia Intermediate Municipal         19,615.00           0.00
Bond Fund
Maryland Intermediate Municipal        30,556.00           0.00
Bond Fund
North Carolina Intermediate            12,879.00           0.00
  Municipal Bond Fund
South Carolina Intermediate            23,528.00           0.00
  Municipal Bond Fund
Tennessee Intermediate Municipal        6,298.00           0.00
Bond Fund
Texas Intermediate Municipal Bond      10,422.00           0.00
Fund
Virginia Intermediate Municipal        82,317.00           0.00
Bond Fund
Florida Municipal Bond Fund            13,127.00           0.00
Georgia Municipal Bond Fund             4,989.00           0.00
Maryland Municipal Bond Fund            4,576.00           0.00
North Carolina Municipal Bond Fund     10,514.00           0.00
South Carolina Municipal Bond Fund      5,476.00           0.00
Tennessee Municipal Bond Fund           2,598.00           0.00
Texas Municipal Bond Fund               5,852.00           0.00
Virginia Municipal Bond Fund            6,812.00           0.00
Prime Fund                          1,924,496.00   1,537,278.00
Treasury Fund                       1,405,372.00   1,126,831.00
Equity Income Fund                    346,633.00           0.00
International Equity Fund             597,450.00           0.00
Government Securities Fund             96,960.00           0.00
Emerging Markets Fund                  17,121.00           0.00
Pacific Growth Fund                    34,201.00           0.00
Global Government Income Fund         418,879.00           0.00

     The table set forth below states the net Sub-Administration fees paid and waived to NationsBank, or its affiliate NBAI, for the fiscal year ended March 31, 1998. For the period March 31, 1997 through November 30, 1997, fees were paid to NationsBank. For the period December 1, 1997 through March 31, 1998, fees were paid to NBAI.

                             SUB-ADMINISTRATION FEES

                                            Net Fees Paid    Fees Waived
                                            -------------    -----------
Prime Fund                                      $555,149           $0
Treasury Fund                                    332,041           --
Equity Income Fund                                73,929           --
Government Securities Fund                        12,130           --
International Equity Fund                        102,893           --
International Growth Fund                         55,097           --
International Value Fund                               0           --
Small Company Growth Fund                         14,378           --
U.S. Government Bond Fund                         15,227           --
Government  Money Market Fund                     35,564           --
Tax Exempt Fund                                  218,062           --
Value Fund                                       208,906           --
Capital Growth Fund                               76,232           --
Disciplined Equity Fund                           16,484           --
Equity Index Fund                                 67,819           --
Emerging Growth Fund                              37,823           --
Managed Index Fund                                16,200           --
Managed SmallCap Index Fund                        8,382           --
Managed Value Index Fund                             250           --
Managed SmallCap Value Index Fund                    141           --
Marsico Growth & Income Fund                         128           --
Marsico Focused Equities Fund                        318           --
Balanced Assets Fund                              19,910           --
Short-Intermediate Gov't Fund                     67,717           --
Short-Term Income Fund                            33,535           --
Diversified Income Fund                           28,800           --
Strategic Fixed Income Fund                      152,490           --
Municipal Income Fund                             39,336           --
Short-Term Municipal Income Fund                  10,029           --
Intermediate Municipal Bond  Fund                 64,689           --
Florida Intermediate Municipal Bond Fund          15,709           --
Georgia Intermediate Municipal Bond Fund          11,457           --
Maryland Intermediate Municipal Bond  Fund         9,366           --
North Carolina Intermediate Municipal Bond        13,530           --
Fund
South Carolina Intermediate  Municipal Bond       20,075           --
Fund
Tennessee Intermediate  Municipal Bond Fund        3,783           --
Texas Intermediate Municipal Bond Fund            25,799           --
Virginia Intermediate Municipal Bond Fund         22,306           --
Florida Municipal Bond Fund                        4,460           --
Georgia Municipal Bond Fund                        1,660           --
Maryland  Municipal Bond Fund                      1,809           --
North  Carolina Municipal Bond Fund                2,961           --
South Carolina Municipal Bond Fund                 1,918           --
Tennessee Municipal Bond Fund                        995           --
Texas Municipal Bond Fund                          1,651           --
Virginia Municipal Bond Fund                       2,299           --
Emerging Markets Fund                              8,983           --
Pacific Growth Fund                                9,937           --
Global Government Income Fund                      4,120           --

        As discussed under the caption "Expenses," the Administrator will be required to reduce its fee from the Companies, in direct proportion to the fees payable to the Adviser and the Administrator by the Companies, if the expenses of the Companies exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS FOR INVESTOR SHARES

        INVESTOR A SHARES. Each Company has adopted an Amended and Restated Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor A Shares. The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the respective Company, ("Servicing Agents"), up to 0.10% (on an annualized basis) of the average daily net asset value of Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

        With respect to the Money Market Funds, such payments may be made to (i) the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or
(ii) Selling Agents that have entered into a Sales Support Agreement with the Distributor for providing sales support assistance in connection with the sale of Investor A Shares of the Money Market Funds. The sales support assistance provided by a Selling Agent under a Sales Support Agreement may include forwarding sales literature and advertising provided by the Companies or the Distributor to their customers and providing such other sales support assistance as may be requested by the Distributor from time to time. Currently, substantially all fees paid by the Money Market Funds pursuant to the Investor A Plan are paid to compensate Selling Agents for providing sales support services, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor A Shares. Fees received by the Distributor pursuant to the Investor A Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

        With respect to the Non-Money Market Funds, (except the Short-Term Income Fund and the Short-Term Municipal Income Fund) payments under the Investor A Plan may be made to the Distributor for providing the distribution-related services described in (i) above or to Servicing Agents that have entered into a Shareholder Servicing Agreement with each Company for providing shareholder support services to their Customers which hold of record or beneficially Investor A Shares of a Non-Money Market Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the Non-Money Market Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares;
(v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing sub-accounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary to us for sub-accounting; (viii) if required by law, forwarding shareholder communications from each Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as each Company may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations. The Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund may not pay for personal services and/or maintenance of shareholder accounts, as such terms are interpreted by the NASD, under the Investor A Plan.

        Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

        In addition, NFI has adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of the Money Market Funds (the "Money Market Investor A Servicing Plan"). Pursuant to the Money Market Investor A Servicing Plan, which became effective on March 28, 1993, each Money Market Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Money Market Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Shares of the Non-Money Market Funds. Fees paid pursuant to the Money Market Investor A Servicing Plan are calculated daily and paid monthly.

        In addition, NFT has adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of NFT's Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund (the "Investor A Servicing Plan"). Pursuant to the Investor A Servicing Plan, each such Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with NFT ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Plan. Fees paid pursuant to the Investor A Servicing Plan are calculated daily and paid monthly.

        During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees, front end sales load fees and CDSC fees in connection with Investor A Shares: $265,899, $12,473 and $0, respectively. Of these amounts, the Distributor retained $0, $0 and $0, respectively.

        During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT's Money Market Funds: $0. Of this amount, the Distributor retained $0.

        During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT's Non-Money Market Funds: $0. Of this amount, the Distributor retained $0.

        During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT's Money Market Funds: $0. Of this amount, the Distributor retained $0.

        During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT's Non-Money Market Funds: $0. Of this amount, the Distributor retained $0.

        During the fiscal period ended March 31,1996, the Distributor received the following amounts from Rule 12b-1 fees, front end sales load fees and CDSC fees in connection with Investor A Shares of the NFI Money Market Funds:
$972,685 and $35,670, respectively. Of these amounts, the prior Distributor retained $0 and $6,728.76.

        During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Non-Money Market Funds: $0. Of this amount, the Distributor retained $0.

        During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Money Market Funds: $0. Of this amount, the Distributor retained $0.

        During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Non-Money Market Funds: $0. Of this amount, the Distributor retained $0.

        During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Money Market Funds: $0. Of this amount, the Distributor retained $0.

        Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

        During the fiscal period ended March 31, 1996 the Distributor received $7,579 from 12b-1 fees and $1,533 from front end sales load fees in connection with the NFP Investor A Shares. Of this amount, the Distributor retained $0 of the 12b-1 fees and $224.17 of the front end sales load fees and paid the balance to selling dealers.

        During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and front end sales load fees in connection with Investor A Shares of the NFP Funds: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

        During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and front end sales load fees in connection with Investor A Shares of the NFP Funds: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

        INVESTOR B SHARES OF THE MONEY MARKET FUNDS AND INVESTOR C SHARES OF THE NON-MONEY MARKET FUNDS. The Directors/Trustees of the Companies have approved an Amended and Restated Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor B Shares of Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Plan"). Pursuant to the Investor B/C Plan, each Fund may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor B/C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Non-Money Market Fund and 0.10% of the average daily net asset value of Investor B Shares of a Money Market Fund. Payments to the Distributor pursuant to the Investor B/C Plan will be used (i) to compensate banks, other financial institutions or a securities broker/dealer that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") for providing sales support assistance relating to Investor B or Investor C Shares, for promotional activities intended to result in the sale of Investor B or Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B or Investor C Shares. Currently, substantially all fees paid pursuant to the Investor B/C Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor B or Investor C Shares. Fees received by the Distributor pursuant to the Investor B/C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

        Pursuant to the Investor B/C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor B Shares of the Money Market Funds and Investor C Shares of the non-Money Market Funds. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Non-Money Market Funds, and up to 0.10% of the average daily net asset value of the Investor B Shares of the Money Market Funds held of record or beneficially by such Customers. The sales support services provided by Setting Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

        Fees paid pursuant to the Investor B/C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor B/C Plan in any given year may exceed the sum of the fees received under the Investor B/C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor B/C Plan is in effect. If the Investor B/C Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

        In addition, the Directors have approved an Amended and Restated Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Servicing Plan"). Pursuant to the Investor B/C Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Funds ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor B/C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Money Market Funds' Investor B Shares and the Non-Money Market Funds' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor B or Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor B or Investor C Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor B or Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor B or Investor C Shares; (vii) providing sub-accounting with respect to such Investor B or Investor C Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers;
(ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

        During the fiscal period ended March 31,1996, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the NFI Money Market Funds: $1,982,677.43 and $65,117 respectively. Of these amounts, the prior distributor retained $13,780.21 and $456.62, respectively.

        During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFI Non-Money Market Funds: $226,162.84 and $5,086, respectively. Of these amounts, the Distributor retained $15,749.93 and $1,394.24, respectively.

        During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFI Money Market Funds: $4,403,155.44. Of this amount, the Distributor retained $302.33.

        During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFI Non-Money Market Funds: $38,342.90 and $587.17, respectively. Of these amounts, the Distributor retained $4,441.52 and $587.17, respectively.

        During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFT Money Market Funds: $488,455.68. Of this amount, the Distributor retained $369.80.

        During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFT Non-Money Market Funds: $252,094.80 and $6,716.67, respectively. Of these amounts, the Distributor retained $43,497.58 and $6,716.67, respectively.

        During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFI Money Market Funds: $3,466,866.65. Of this amount, the Distributor retained $7,743.41.

        During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFI Non-Money Market Funds: $98,350.80 and $18,143.54 respectively. Of these amounts, the Distributor retained $33,051.16 and $18,143.54, respectively.

        During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFT Money Market Funds: $562,681.69. Of this amount, the Distributor retained $730.94.

        During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFT Non-Money Market Funds: $369,785.35 and $18,619.52, respectively. Of these amounts, the Distributor retained $148,710.43 and $18,619.52, respectively.

        During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFP Non-Money Market Funds: $2,682.36 and $14.74, respectively. Of these amounts, the Distributor retained $1,646.52 and $14.74, respectively.

        INVESTOR C SHARES OF THE MONEY MARKET FUNDS AND INVESTOR B SHARES OF THE NON-MONEY MARKET FUNDS. The Directors/Trustees of each Company have approved a Distribution Plan (the "Investor B Distribution Plan") with respect to Investor B Shares of the Non-Money Market Funds. Pursuant to the Investor B Distribution Plan, a Non-Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor B Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor B Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor B Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Non-Money Market Fund's Investor B Shares.

        The fees payable under the Investor B Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor B Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

        In addition, the Directors/Trustees have approved a Shareholder Servicing Plan with respect to Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds ( "Investor C/B Servicing Plan"). Pursuant to the Investor C/B Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Investor C/B Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors/Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds.

        The fees payable under the Investor C/B Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Investor C or Investor B Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C or Investor B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Companies on behalf of Customers;
(iv) providing information periodically to Customers showing their positions in such Investor C or Investor B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C or Investor B Shares; (vii) providing sub-accounting with respect to such Investor C or Investor B Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Companies (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Investor C Servicing Plan or related agreements; (x) providing general shareholder liaison Services; and (xi) providing such other similar services as the Companies may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

        The fees payable under the Investor B Distribution Plan and Investor C/B Servicing Plan (together, the "Investor C/B Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor C/B Plans which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Investor C/B Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor C Shares. Any such excess expenses may be recovered in future years, so long as the Investor C/B Plans are in effect. Because there is no requirement under the Investor C/B Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor C/B Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor C/B Plans or in connection with contingent deferred sales charges, if for any reason the Investor C/B Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

        During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds: $796,535 and $503,334 respectively. Of these amounts, the prior distributor retained $ 0 and $ 0, respectively.

        During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFT: $939,081 and $558,076, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

        During the fiscal year ended March 31, 1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

        During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFT: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

        During the fiscal year ended March 31, 1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

        During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFT: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

        DAILY SHARES OF THE MONEY MARKET FUNDS. The Directors/Trustees have approved a Distribution Plan (the "Daily Distribution Plan") with respect to Daily Shares of the Money Market Funds. Pursuant to the Daily Distribution Plan, a Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Daily Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Daily Shares with the Distributor ("Selling Agents"). Payments under a Fund's Daily Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.45 % of the average daily net asset value of each Money Market Fund's Daily Shares.

        The fees payable under the Daily Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Daily Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

        In addition, the Directors have approved a Shareholder Servicing Plan with respect to Daily Shares of the Money Market Funds (the "Daily Servicing Plan"). Pursuant to the Daily Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Daily Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Daily Shares of the Money Market Funds.

        The fees payable under the Daily Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Daily Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Daily Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Daily Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Daily Shares; (vii) providing sub-accounting with respect to such Daily Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Daily Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

        The fees payable under the Daily Distribution Plan and Daily Servicing Plan (together, the "Daily Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Daily Plans which exceed the total of
(i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Daily Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Daily Shares. Any such excess expenses may be recovered in future years, so long as the Daily Plans are in effect. Because there is no requirement under the Daily Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Daily Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Daily Plans or in connection with contingent deferred sales charges, if for any reason the Daily Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

        During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds: $48 and $0, respectively. Of these amounts, the prior Distributor retained $0 and $0, respectively.

        During the fiscal year ended March 31, 1997, the Distributor received $0 from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds. Of this amount, the Distributor retained $0.

        During the fiscal year ended March 31, 1998, the Distributor received $0 from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds. Of this amount, the Distributor retained $0.

        MARSICO SHARES OF THE PRIME FUND. In addition, the Directors have approved a Shareholder Servicing Plan with respect to the Marsico Shares of the Prime Fund (the "Marsico Servicing Plan"). Pursuant to the Marsico Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Marsico Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Marsico Shares of the Prime Fund.

        The fees payable under the Marsico Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Marsico Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Marsico Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Marsico Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Marsico Shares; (vii) providing sub-accounting with respect to such Daily Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Daily Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

        INFORMATION APPLICABLE TO INVESTOR A, INVESTOR B, INVESTOR C AND DAILY SHARES. The Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Plan, the Investor B/C Servicing Plan, the Investor C Plan, the Daily Distribution Plan, the Daily Servicing Plan and the Investor C/B Servicing Plan (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan, Daily Servicing Plan and the Investor C/B Servicing Plan is subject to, among other things, the National Association of Securities Dealers, Inc. ("NASD") Rules of Conduct governing receipt by NASD members of shareholder servicing plan fees from registered investment companies (the "NASD Servicing Plan Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Servicing Plan Rule.

        Each Plan requires the officers of the Company or the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

        As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on February 6, 1997, with respect to the Investor C Shares of the Money Market Funds, on March 22, 1991, with respect to the Investor A Shares of the Equity Income and Government Securities Funds, on June 24, 1992 with respect to the Investor A Shares of the International Equity Fund, and on March 19, 1992, with respect to the Investor C Shares of the Non-Money Market Funds. Additionally, each Plan with respect to the Investor B Shares of the Money Market Funds and with respect to the Investor B Shares of all the Non-Money Market Funds was approved by the Board of Directors, including a majority of the Qualified Directors, on February 3, 1993. The Plan with respect to the Investor C Shares of the Money Market Funds was initially approved on August 4, 1993. The Plan with respect to the Daily Shares of the Money Market Funds was initially approved on August 4, 1993. The Plans continue in effect as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors. On October 12, 1996, the Board of Directors (including a majority of the Qualified Directors) voted to continue each Plan for an additional one year period.

        In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A, Investor B, Investor C Shares or Investor B Shares and the holders of such shares. The Investor A Plan was approved by the Shareholders of the Investor A Shares of each of the Funds except the International Equity Fund on September 6, 1991, and the Investor B/C Plan applicable to Investor C Shares of the International Equity and Equity Income Funds and the Investor A Plan applicable to Investor A Shares of the International Equity Fund were approved on September 22, 1992 by the Investor C Shareholders of the respective International Equity and Equity Income Funds with respect to the Investor B/C Plan and by the Investor A Shareholders of the International Equity Fund with respect to the Investor A Plan. The Plans applicable to the Investor B Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds were approved by such Funds' initial shareholder of Investor B and Investor B Shares.

        The Investor A Shares' Plans with respect to the Money Market Funds originally became effective on December 4, 1989, and were amended February 12,1990, March 19, 1992 and February 3, 1993. The Investor A Shares' Plan with respect to the Equity Income and Government Securities Funds became effective on March 22, 1991, and was amended March 19, 1992. The Investor A Shares' Plan with respect to the International Equity Fund became effective September 6, 1991 and was amended March 19, 1992 and February 3, 1993.

        The Investor A Plan, Investor B/C Plan and Investor C/B Plan may be terminated with respect to their respective shares by vote of a majority of the Qualified Directors, or by vote of a majority of the holders of the outstanding voting securities of the Investor A, Investor B or Investor C, as appropriate. Any change in such a Plan that would increase materially the distribution expenses paid by the Investor A, Investor B or Investor C Shares requires shareholder approval; otherwise, each Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan and the Investor C/N Servicing Plan may be terminated by a vote of a majority of the Qualified Directors. As long as a Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. Conflict of interest restrictions may apply to the receipt by Selling and/or Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor Shares.

         FEES PAID PURSUANT TO SHAREHOLDER SERVICING/DISTRIBUTION PLANS
                                INVESTOR A SHARES

                                                                      NET
                                          NET                   FEES PAID
                                    FEES PAID (12B-1           (SHAREHOLDER                  NET
                                       COMPONENT)          SERVICING COMPONENT)             FEES
            FUND                  YEAR ENDED 3/31/98       YEAR ENDED 3/31/98               PAID
            ----                  ------------------       ------------------               ----
Prime Fund                            $1,375,724.00             $3,439,309.00          $4,815,033.00
Treasury Fund                             1,154,511                 2,886,280              4,040,791
Equity Income Fund                          148,897                       ---                148,897
International Equity Fund                    31,043                       ---                 31,043
Government Securities                        25,326                       ---                 25,326
   Fund
Small Company Growth Fund                    11,220                       ---                 11,220
U.S. Government Bond Fund                     2,909                       ---                  2,909
International Growth Fund                    52,736                       ---                 52,736
International Value Fund                        N/A                       N/A                    N/A
Emerging Markets Fund                         2,429                       ---                  2,429
Pacific Growth Fund                           5,247                       ---                  5,247
Global Government Income Fund                36,794                       ---                 36,794
Value Fund                                  273,466                       ---                273,466
Capital Growth Fund                          74,936                       ---                 74,936
Emerging Growth Fund                         39,225                       ---                 39,225
Equity Index Fund                             7,389                       ---                  7,389
Managed Index Fund                           30,542                       ---                 30,542
Managed SmallCap Index Fund                  19,228                       ---                 19,228
Managed Value Index Fund                      1,760                       ---                  1,760
Managed SmallCap Value Index Fund             1,291                       ---                  1,291
Disciplined Equity Fund                      32,655                       ---                 32,655
Marsico Focused Equities Fund                 1,045                       ---                  1,045
Marsico Growth & Income Fund                    205                       ---                    205
Balanced Assets Fund                         30,709                       ---                 30,709
Short-Intermediate Government Fund           88,874                       ---                 88,874
Short-Term Income Fund                       17,958                       ---                 17,958
Diversified Income Fund                      28,987                       ---                 28,987
Strategic Fixed Income Fund                  30,753                       ---                 30,753
Municipal Income Fund                        34,073                       ---                 34,073
Short-Term Municipal Income Fund             47,824                       ---                 47,824
Intermediate Municipal Bond Fund              8,045                       ---                  8,045
FL Intermediate Municipal Fund               11,973                       ---                 11,973

                     FUND                NET FEES PAID              NET FEES PAID
                     ----              (12B-1 COMPONEMT)        (SHAREHOLDER SERVICING     NET FEES PAID
                                       ----------------              COMPONENT)           -------------
                                                                     ----------
FL Municipal Bond Fund                        3,758                       ---                  3,758
GA Intermediate Municipal Fund               18,809                       ---                 18,809
GA Municipal Bond Fund                          763                       ---                    763
MD Intermediate Municipal Fund               30,370                       ---                 30,370
MD Municipal Bond Fund                        3,364                       ---                  3,364
NC Intermediate Municipal Fund               13,654                       ---                 13,654
NC Municipal Bond Fund                        1,271                       ---                  1,271
SC Intermediate Municipal Fund               22,738                       ---                 22,738
SC Municipal Bond Fund                        2,628                       ---                  2,628
TN Intermediate Municipal Fund               14,351                       ---                 14,351
TN Municipal Bond Fund                        2,631                       ---                  2,631
TX Intermediate Municipal Fund                2,806                       ---                  2,806
TX Municipal Bond Fund                          791                       ---                    791
VA Intermediate Municipal Fund              108,231                       ---                108,231
VA Municipal Bond Fund                        1,928                       ---                  1,928
Government Money Market Fund                 24,664                    61,660                 86,324
Tax Exempt Fund                             125,498                   313,747                439,245


                    FEES PAID PURSUANT TO DISTRIBUTION PLANS

                     INVESTOR B SHARES - MONEY MARKET FUNDS
                   INVESTOR C SHARES - NON-MONEY MARKET FUNDS

                                                                      NET
                                             NET                   FEES PAID
                                      FEES PAID (12B-1           (SHAREHOLDER              NET
                                         COMPONENT)          SERVICING COMPONENT)          FEES
                FUND                 YEAR ENDED 3/31/98       YEAR ENDED 3/31/98           PAID
                ----                 ------------------       ------------------           ----
Prime Fund                                     ---              $1,577,256.00          $1,577,256.00
Treasury Fund                                  ---                  1,891,737              1,891,737
Equity Income Fund                      $870,896.00                   290,298              1,161,194
International Equity Fund                   265,759                    88,586                354,345
Government Securities Fund                  193,008                    80,420                273,428
Small Company Growth Fund                    13,850                     4,617                 18,467
U.S. Government Bond Fund                     3,840                     1,601                  5,441
International Growth Fund                     2,704                       900                  3,604
International Value Fund                        N/A                       N/A                    N/A
Emerging Markets Fund                        10,642                     3,546                 14,188
Pacific Growth Fund                          12,870                     4,290                 17,160
Global Government Income Fund                 1,029                       428                  1,457
Value Fund                                  846,974                   282,235              1,129,299
Capital Growth Fund                         375,580                   125,193                500,773
Emerging Growth Fund                        299,754                    99,919                399,673

                                                                      NET
                                             NET                   FEES PAID
                                      FEES PAID (12B-1           (SHAREHOLDER              NET
                                         COMPONENT)          SERVICING COMPONENT)          FEES
                FUND                 YEAR ENDED 3/31/98       YEAR ENDED 3/31/98           PAID
                ----                 ------------------       ------------------           ----
Equity Index Fund                              ----                      ----                   ----
Managed Index Fund                             ----                      ----                   ----
Managed SmallCap Index Fund                    ----                      ----                   ----
Managed Value Index Fund                       ----                      ----                   ----
Managed SmallCap Value Index Fund              ----                      ----                   ----
Disciplined Equity Fund                     202,394                    67,465                269,859
Marsico Focused Equities Fund                12,707                     4,235                 16,942
Marsico Growth & Income Fund                  4,894                     1,631                  6,525
Balanced Assets Fund                        486,598                   162,199                648,797
Short-Intermediate Government Fund           51,218                    23,281                 74,499
Short-Term Income Fund                        4,939                    12,351                 17,290
Diversified Income Fund                     389,914                   162,464                552,378
Strategic Fixed Income Fund                  12,218                     5,554                 17,772
Municipal Income Fund                        84,881                    35,367                120,248
Short-Term Municipal Income Fund             11,797                    29,493                 41,290
Intermediate Municipal Bond Fund              8,693                     3,951                 12,644
FL Intermediate Municipal Fund               16,492                     7,496                 23,988

FL Municipal Bond Fund                      103,668                    43,195                146,863
GA Intermediate Municipal Fund               35,901                    16,331                 52,232
GA Municipal Bond Fund                       57,039                    23,767                 80,806
MD Intermediate Municipal Fund               21,223                     9,648                 30,871
MD Municipal Bond Fund                       50,771                    21,154                 71,925
NC Intermediate Municipal Fund               32,514                    14,779                 47,293
NC Municipal Bond Fund                      140,970                    58,737                199,707
SC Intermediate Municipal Fund               30,401                    13,816                 44,219
SC Municipal Bond Fund                       62,947                    26,229                 89,176
TN Intermediate Municipal Fund               14,924                     6,784                 21,708
TN Municipal Bond Fund                       28,813                    12,006                 40,819
TX Intermediate Municipal Fund               10,414                     4,734                 15,148
TX Municipal Bond Fund                       54,020                    22,509                 76,529
VA Intermediate Municipal Fund               49,251                    22,387                 71,638
VA Municipal Bond Fund                       80,656                    33,606                114,262
Government Money Market Fund                   ----                   105,609                105,609
Tax Exempt Fund                                ----                   453,492                453,492

NOTE: All fees paid under the Investor A and Investor C/B Shares Distribution Plans were accrued as payments to broker/dealers and financial institutions offering such shares to their customers.

                     INVESTOR C SHARES - MONEY MARKET FUNDS
                   INVESTOR B SHARES - NON-MONEY MARKET FUNDS


                                                                      NET
                                             NET                   FEES PAID
                                      FEES PAID (12B-1           (SHAREHOLDER              NET
                                         COMPONENT)          SERVICING COMPONENT)          FEES
                FUND                 YEAR ENDED 3/31/98       YEAR ENDED 3/31/98           PAID
                ----                 ------------------       ------------------           ----
Prime Fund                                      ---               $219,261.00          $  219,261.00
Treasury Fund                                   ---                    25,041                 25,041
Equity Income Fund                           51,110                    17,036                 68,146
International Equity Fund                     6,518                     2,173                  8,691
Government Securities                         7,171                     2,988                 10,159
   Fund
Small Company Growth Fund                    12,232                     4,077                 16,309
U.S. Government Bond Fund                     4,428                     1,846                  6,274
International Growth Fund                     1,894                       631                  2,525
International Value Fund                        N/A                       N/A                    N/A
Emerging Markets Fund                         1,505                       502                  2,007
Pacific Growth Fund                             488                       163                    651
Global Government Income Fund                    48                        20                     68
Value Fund                                   68,338                    22,779                 91,117
Capital Growth Fund                          39,286                    13,095                 52,381
Emerging Growth Fund                         13,099                     4,366                 17,465
Equity Index Fund                              ----                      ----                   ----
Managed Index Fund                            4,939                     4,940                  9,879
Managed SmallCap Index Fund                     550                       550                  1,100
Managed Value Index Fund                          2                         1                      3
Managed SmallCap Value Index Fund                12                        11                     23
Disciplined Equity Fund                       5,891                     1,963                  7,854
Marsico Focused Equities Fund                   267                        89                    356
Marsico Growth & Income Fund                    143                        47                    190
Balanced Assets Fund                         13,783                     4,594                 18,377
Short-Intermediate Government Fund           26,501                    12,047                 38,548
Short-Term Income Fund                        3,483                     8,709                 12,192
Diversified Income Fund                      13,883                     5,784                 19,667
Strategic Fixed Income Fund                   4,844                     2,201                  7,045
Municipal Income Fund                        12,181                     5,076                 17,257
Short-Term Municipal Income Fund                668                     1,670                  2,338
Intermediate Municipal Bond Fund              4,830                     2,195                  7,025
FL Intermediate Municipal Fund                1,183                       537                  1,720

                                       99


FL Municipal Bond Fund                          125                        52                    177
GA Intermediate Municipal Fund                8,039                     3,654                 11,693
GA Municipal Bond Fund                          215                        89                    304
MD Intermediate Municipal Fund                7,338                     3,335                 10,673
MD Municipal Bond Fund                           14                         6                     20
NC Intermediate Municipal Fund                6,348                     2,886                  9,234
NC Municipal Bond Fund                           64                        26                     90
SC Intermediate Municipal Fund               19,281                     8,764                 28,045
SC Municipal Bond Fund                          272                       114                    386
TN Intermediate Municipal Fund                   12                         5                     17
TN Municipal Bond Fund                          208                        86                    294
TX Intermediate Municipal Fund                2,484                     1,129                  3,613
TX Municipal Bond Fund                          398                       166                    564
VA Intermediate Municipal Fund               23,904                    10,866                 34,770
VA Municipal Bond Fund                          137                        57                    194
Government Money Market Fund                   ----                     7,557                  7,557
Tax Exempt Fund                                ----                   115,616                115,616


                        DAILY SHARES - MONEY MARKET FUNDS

                                                                   NET
                                          NET                   FEES PAID
                                   FEES PAID (12B-1           (SHAREHOLDER            NET
                                      COMPONENT)          SERVICING COMPONENT)        FEES
             FUND                 YEAR ENDED 3/31/98       YEAR ENDED 3/31/98         PAID
             ----                 ------------------       ------------------         ----
Prime Fund                             $178,213.00           $178,213.00        $  356,426.00
Treasury Fund                              378,507               378,507             757,014
Government Money Market Fund                17,523                17,523              35,046
Tax-Exempt Fund                             34,060                34,060              68,120


                  FEES PAID PURSUANT TO THE ADMINISTRATION PLAN

                                PRIMARY B SHARES

                                            NET ADMIN               NET ADMIN
                                            FEES PAID              FEES WAIVED
                                            ---------              -----------
Prime Fund                                 $145,320.00                ----
Treasury Fund                               67,921.00                 ----
Equity Income Fund                           24,723.00                ----
International Equity Fund                      16,264                 ----
Government Securities Fund                      2,961                 ----

                                          NET ADMIN                NET ADMIN
                                          FEES PAID               FEES WAIVED
                                          ---------               -----------
Small Company Growth Fund                      ----                      ----
U.S. Government Bond Fund                      ----                      ----
International Growth Fund                      ----                      ----
International Value Fund                        N/A                       N/A
Emerging Markets Fund                           888                      ----
Pacific Growth Fund                           1,682                      ----
Global Government Income Fund                     1                      ----
Value Fund                                   94,267                      ----
Capital Growth Fund                          38,659                      ----
Emerging Growth Fund                         14,710                      ----
Equity Index Fund                            20,313                      ----
Managed Index Fund                                8                      ----
Managed SmallCap Index Fund                   1,026                      ----
Managed Value Index Fund                       ----                      ----
Managed SmallCap Value Index Fund              ----                      ----
Disciplined Equity Fund                       3,779                      ----
Marsico Focused Equities Fund                  ----                      ----
Marsico Growth & Income Fund                   ----                      ----
Balanced Assets Fund                         30,926                      ----
Short-Intermediate Government Fund           43,035                      ----
Short-Term Income Fund                        1,642                      ----
Diversified Income Fund                         767                      ----
Strategic Fixed Income Fund                  88,031                      ----
Municipal Income Fund                          ----                      ----
Short-Term Municipal Income Fund               ----                      ----
Intermediate Municipal Bond Fund               ----                      ----
FL Intermediate Municipal Fund                 ----                      ----

FL Municipal Bond Fund                         ----                      ----
GA Intermediate Municipal Fund                 ----                      ----
GA Municipal Bond Fund                         ----                      ----
Kansas Intermediate Municipal Fund              N/A                       N/A
MD Intermediate Municipal Fund                 ----                      ----
MD Municipal Bond Fund                         ----                      ----
NC Intermediate Municipal Fund                 ----                      ----
NC Municipal Bond Fund                         ----                      ----
SC Intermediate Municipal Fund                 ----                      ----
SC Municipal Bond Fund                         ----                      ----
TN Intermediate Municipal Fund                 ----                      ----
TN Municipal Bond Fund                         ----                      ----
TX Intermediate Municipal Fund                 ----                      ----
TX Municipal Bond Fund                         ----                      ----
VA Intermediate Municipal Fund                 ----                      ----
VA Municipal Bond Fund                         ----                      ----
Government Money Market Fund                 41,993                      ----
Tax Exempt Fund                              26,714                      ----

SHAREHOLDER SERVICING AGREEMENTS (PRIMARY B SHARES) - MONEY MARKET FUNDS

As stated in the Prospectuses for the Money Market Funds' Primary Shares of NFI and the Prospectuses for the Primary B Shares of NFT, each of NFI and NFT has a separate Shareholder Servicing Plan with respect to the Non-Money Market Funds' Primary B Shares of NFI and the Primary B Shares of NFI and the Primary B Shares of NFT except the Value Fund, Capital Growth Fund, Emerging Growth Fund, Disciplined Equity Fund, Equity Index Fund, Managed Index Fund, Managed SmallCap Index Fund, Managed Value Index Fund, Managed SmallCap Value Index Fund, Balanced Assets Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Diversified Income Fund and Strategic Fixed Income Fund. Pursuant to the Shareholder Servicing Plans, NFI and NFT each has entered into separate agreements with certain banks pertaining to the provision of administrative services to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreements or Shareholder Serving Plan; and
(x) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

        Such plan shall continue in effect as long as the Board of Directors/Trustees, including a majority of the Qualified Directors, specifically approves the plan at least annually.

SHAREHOLDER SERVICING PLAN (MARSICO SHARES) - PRIME FUND

As stated in the Prospectus for the Prime Fund's Marsico Shares of NFI, there is a separate Shareholder Servicing Plan with respect to the Prime Fund's Marsico Shares of NFI. Pursuant to the Shareholder Servicing Plan, NFI has entered into a separate agreement with a servicing agent pertaining to the provision of shareholder support services to its customers who may from time to time own of record or beneficially Marsico Shares ("Customers") in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) general shareholder liason services; (ii) aggregating and processing purchase, exchange and redemption requests for Marsico Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the Transfer Agent; (iii) providing Customers with a service that invests the assets of their accounts in Marsico Shares pursuant to specific or pre-authorized instructions; (iv) processing dividend and distribution payments from the Company on behalf of Customers; (v) providing information periodically to Customers showing their positions in Marsico Shares; (vi) arranging for bank wires; (vii) responding to Customer inquiries concerning their investment in Marsico Shares; (viii) providing sub-accounting with respect to Marsico Shares beneficially owned by Customers or the information necessary for sub-accounting; (ix) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (x) forwarding to Customers proxy statements and proxies containing any proposals regarding the shareholder servicing agreement or Shareholder Serving Plan; and (xi) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

        Such plan shall continue in effect as long as the Board of Directors/Trustees, including a majority of the disinterested Directors, specifically approves the plan at least annually.

SHAREHOLDER ADMINISTRATION PLAN (PRIMARY B SHARES) - NON-MONEY MARKET FUNDS

        As stated in the Prospectus for the Non-Money Market Funds' Primary B Shares, each Company has a separate Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, each Company may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Non-Money Market Fund Primary B Shares ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

EXPENSES

        The Administrator furnishes, without additional cost to each Company, the services of the Treasurer and Secretary of each Company and such other personnel (other than the personnel of the Adviser) as are required for the proper conduct of each Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of each Company's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the Investor A, Investor B or Investor C Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by each Company.

        Each Company pays or causes to be paid all other expenses of each Company, including, without limitation: the fees of the Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by each Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by each Company; brokerage commissions chargeable to each Company in connection with fund securities transactions to which each Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by each Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of each Company and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of each Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to each Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of each Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to each Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of each Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Company's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Co-Administrator.

        Expenses of each Company which are not directly attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund of each Company based upon the relative net assets of each class or Fund. Expenses of each Company which are not directly attributable to a specific class of shares but are directly attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses of each Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

        The Advisory Agreement, the Sub-Advisory Agreements, and the Administration Agreement require NBAI, TradeStreet, Gartmore, and the Administrator to reduce their fees to the extent required to satisfy any expense limitations which may be imposed by the securities laws or regulations thereunder of any state in which a Fund's shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time, and the aggregate of all such investment advisory, sub-advisory, and administration fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by NBAI, TradeStreet, Gartmore or the Administrator shall be deducted from the monthly investment advisory and administration fees otherwise payable to NBAI, TradeStreet, Gartmore and the Administrator during such fiscal year. If required pursuant to such state securities regulations, NBAI, TradeStreet, Gartmore and the Administrator will reimburse the Company no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory and administration fees in excess of such limitation).

TRANSFER AGENTS AND CUSTODIANS

        First Data is located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109, and acts as transfer agent for each Companies Primary Shares and Investor Shares. Under the transfer agency agreements, the transfer agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Companies, and distributes dividends and distributions payable by the Companies to shareholders, and produces statements with respect to account activity for the Companies and its shareholders for these services. The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for each Company during the month and is reimbursed for out-of-pocket expenses.

        NationsBank serves as sub-transfer agent for each Fund's Primary Shares.

        The Bank of New York ("BONY") 90 Washington Street, New York, N.Y. 10286 serves as custodian for the Funds' assets. As custodian, BONY maintains the Funds' securities cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

        The Bank of New York ("BONY"), Avenue des Arts, 35 1040 Brussels, Belgium serves as custodian for the assets of the international Funds.

        The SEC has amended Rule 17f-5 under the 1940 Act to permit boards to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BONY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Boards of Directors/Trustees retain the responsibility for selecting foreign compulsory depositories, although BONY agrees to make certain findings with respect to such depositories and to monitor such depositories.

DISTRIBUTOR

        Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Funds.

        Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

        The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors/Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Directors/Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Distributor.

INDEPENDENT ACCOUNTANTS AND REPORTS

        At least semi-annually, the Companies will furnish shareholders of the Funds with a list of the investments held in the Funds and financial statements for the Funds. The annual financial statements will be audited by each Company's independent accountant. The Board of Directors/Trustees has selected PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, 02110 as each Company's independent accountant to audit each Company's books and review each Company's tax returns for the Funds' fiscal year ended March 31, 1998. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215 were the independent auditors for the Emerald International Equity Fund (predecessor to the International Value Fund) for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997.

        The Annual Reports for the fiscal period ended March 31, 1998 are hereby incorporated herein by reference in this SAI. The Annual Reports for the Emerald International Equity Fund (the predecessor to the International Value Fund) for the fiscal period ended May 15, 1998 and for the fiscal year ended November 30, 1997 are also is incorporated herein by reference. These Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

COUNSEL

        Morrison & Foerster LLP serves as legal counsel to the Companies. Their address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

        Morrison & Foerster LLP, counsel to the Trust and special counsel to NationsBank has advised the Trust and NationsBank that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


                         FUND TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

        Subject to policies established by the Board of Directors/Trustees of each Company, the Adviser is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of such Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

        In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        In placing orders for portfolio securities of a Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. In addition, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Adviser or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund. Services furnished by such brokers may be used by the Adviser in providing investment advisory and investment management services for the Companies.

        Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Directors/Trustees of the respective Company. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

        In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Companies believe that over time its ability to participate in volume transactions will produce superior executions for the Funds.

        The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

        The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

        The Companies will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the distributor, the Adviser, the administrator, the co-administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law. In addition, the Companies will not give preference to correspondents of NationsBank or its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank or its affiliates, and to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the distributor, the Adviser, the administrator, or the co-administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

        Certain affiliates of NationsBank Corporation and its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by the Tax Exempt Fund, the Municipal Income Fund, the Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds (the "Tax-Free Bond Funds"). NationsBank or certain of its affiliates may serve as trustee, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Tax-Free Bond Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of NationsBank is a member. NFT has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to such Rule.

        Under the 1940 Act, persons affiliated with a Company are prohibited from dealing with such Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Funds may purchase securities from underwriting syndicates of which NationsBank or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

        Investment decisions for each Fund are made independently from those for each Company's other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies, and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

                                   BROKERAGE COMMISSIONS
------------------------------ -------------------- --------------------- --------------------
            FUND                FISCAL YEAR ENDED    FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                  MARCH 31,1998        MARCH 31,1997         MARCH 31,1996
------------------------------ -------------------- --------------------- --------------------
Managed SmallCap Index               143,732           $   54,486.18              --
------------------------------ -------------------- --------------------- --------------------
Disciplined Equity                   152,295              288,643.86              --
------------------------------ -------------------- --------------------- --------------------
Equity Index                         208,604              115,828.91              --
------------------------------ -------------------- --------------------- --------------------
Emerging Growth                      477,588              554,981.41              --
------------------------------ -------------------- --------------------- --------------------
Capital Growth Fund                1,392,418            1,584,909.43              --
------------------------------ -------------------- --------------------- --------------------
Managed Index                        119,677               24,684.19              --
------------------------------ -------------------- --------------------- --------------------
Value                              3,142,078            1,784,504.83              --
------------------------------ -------------------- --------------------- --------------------
Balanced Assets                    1,207,000            1,965,293.04              --
------------------------------ -------------------- --------------------- --------------------
Nations Emerging Markets             284,328              207,518.87             192,107.00
------------------------------ -------------------- --------------------- --------------------
Nations Pacific Growth               963,416              932,004.34             638,176.00
------------------------------ -------------------- --------------------- --------------------
Equity Income                      1,111,460            1,083,187.32             578,343.00
------------------------------ -------------------- --------------------- --------------------
International Equity               2,421,975            1,738,165.19           1,251,696.00
------------------------------ -------------------- --------------------- --------------------
International Growth               1,054,454                    0                      0
------------------------------ -------------------- --------------------- --------------------
Managed Small Cap Value Index          5,469                    0                      0
------------------------------ -------------------- --------------------- --------------------
Marsico Focused Equities              25,934                    0                      0
------------------------------ -------------------- --------------------- --------------------
Marsico Growth & Income                9,903                    0                      0
------------------------------ -------------------- --------------------- --------------------
Small Company Growth                 184,948                    0                      0
------------------------------ -------------------- --------------------- --------------------


        During the fiscal periods ended March 31, 1998, 1997 and 1996, NFT and its Funds did not pay brokerage commissions to NationsBanc Investments, Inc. (or its predecessors), NationsBanc Capital Markets, Inc., or Stephens. NFT did pay $2,368.03 to Nations Montgomery Securities LLC during the fiscal year ended March 31, 1998.

        During the fiscal period ended March 31, 1998 1997 and 1996, NFP did not pay brokerage commissions to Nations Montgomery Securities LLC, NationsBanc Investments, Inc. (or its predecessors), NationsBanc Capital Markets, Inc. or Stephens.

        During the fiscal years ended March 31, 1998, 1997 and 1996, NFI did not pay brokerage commissions to Nations Montgomery Securities LLC, NationsBanc Investments, Inc. (or its predecessors), NationsBanc Capital Markets, Inc. or Stephens.

        No other Funds of NFP, NFI or NFT paid brokerage fees during the fiscal years ended March 31, 1998, 1997 and 1996.

        SECTION 28(E) STANDARDS

        Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

        Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Company's Directors/Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

        The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of fund transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Companies by improving the quality of the Adviser's investment advice. The advisory fees paid by the Companies are not reduced because the Adviser receives such services.

        Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

                              DESCRIPTION OF SHARES

DESCRIPTION OF SHARES OF THE COMPANIES

        The Companies' Boards of Directors/Trustees have authorized the issuance of the classes of shares of the Funds indicated above and may, in the future, authorize the creation of additional investment portfolios or classes of shares.

        The Boards may classify or reclassify any unissued shares of a Company into shares of any class, classes or Fund in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Fund or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

        All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of a Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the shareholders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one votE for each full share held and fractional votes for fractional shares held.

        Each Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees/Directors under the 1940 Act. However, each Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Board member, if requested in writing by the shareholders of at least 10% of the Company's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

        Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund, as are declared in the discretion of the Board members. In the event of the liquidation or dissolution of a Company, shareholders of that Company's Funds are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Board members in their sole discretion may determine.

        Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Companies.

        Net investment income for the Funds for dividend purposes consists of
(i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Company prorated to a Fund on the basis of its relative net assets, plus dividend or distribution income on a Fund's assets.

        Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

        Shareholders receiving a distribution in the form of additional shares will be treated as receiving an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

        The Funds use the so-called "equalization accounting method" to allocate a portion of earnings and profits to redemption proceeds. This method permits a fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations change. Although using this method will not affect a Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

DIVIDENDS AND DISTRIBUTIONS OF NFI

        NATIONS PRIME AND TREASURY FUNDS. All of the net investment income earned by each of the Money Market Funds is declared daily as a dividend to the shareholders of record of each class of shares of each Fund. The Investor A, Investor B, Investor C, Daily, Marsico and Primary B Shares of each such Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the Rule 12b-1 Plans and/or the Shareholder Servicing Plans or Shareholder Administration Plan and/or Shareholder Administration Agreements applicable to each such class of shares. Consequently, a separate calculation shall be made to arrive at the dividends of each class of shares. Dividends normally accrue on the first day that a purchase order is effective but not on the date that a redemption order is effective. Thus, if a purchase order is accepted prior to 12:00 noon Eastern Standard Time, the shareholder will receive dividends beginning that day. All dividends declared during a month will be paid in cash within five business days after the end of the month. If a shareholder of record redeems all of the shares in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption within five business days of the redemption.

        EQUITY INCOME FUND, INTERNATIONAL EQUITY FUND AND INTERNATIONAL GROWTH FUND. Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Funds shall accrue an additional expense not borne by the Primary A Shares as a result of the applicable Rule 12b-1 Plan and/or Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

        GOVERNMENT SECURITIES FUND AND GOVERNMENT BOND FUND. Dividends and distributions from net investment income are declared daily and paid monthly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the 12b-1 Plans and the Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

        SMALL COMPANY GROWTH FUND AND INTERNATIONAL VALUE FUND. Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor B and Investor C Shares of the Funds shall accrue an additional expense not borne by the Primary A Shares or Primary B Shares as a result of the applicable Rule 12b-1 Plan and/or Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

DIVIDENDS AND DISTRIBUTIONS OF NFP

        EMERGING MARKETS FUND AND PACIFIC GROWTH FUND. Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Funds shall accrue an additional expense not borne by the Primary A Shares as a result of the applicable Rule 12b-1 Plan, Shareholder Servicing Plan and/or Shareholder Administration Plan. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

        GLOBAL GOVERNMENT INCOME FUND. Dividends and distributions from net investment income are declared daily and paid monthly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the 12b-1 Plans, Shareholder Servicing Plan and Shareholder Administration Plan. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Fund.

DIVIDENDS AND DISTRIBUTIONS OF NFT

        Dividends from net investment income are declared and paid monthly by the Capital Growth Fund, the Disciplined Equity Fund, the Managed Index Fund and the Value Fund. The Short-Intermediate Government Fund, the Short-Term Income Fund, the Diversified Income Fund, the Strategic Fixed Income Fund, the NFT Money Market Funds, and the Tax-Free Bond Funds declare dividends daily and pay them monthly. All other NFT Non-Money Market Funds declare and pay dividends from net investment income each calendar quarter.

        MONEY MARKET FUNDS. All of the net investment income earned by each of the Money Market Funds is declared daily as a dividend to the shareholders of record of each class of shares of each Fund. The Investor A, Investor B, Investor C, Daily and Primary B Shares of each such Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the Rule 12b-1 Plans and/or the Shareholder Servicing Plans or Shareholder Administration Plan and/or Shareholder Administration Agreements applicable to each such class of shares. Consequently, a separate calculation shall be made to arrive at the dividends of each class of shares. Dividends normally accrue on the first day that a purchase order is effective but not on the date that a redemption order is effective. Thus, if a purchase order is accepted prior to 12:00 noon Eastern Standard Time, the shareholder will receive dividends beginning that day. All dividends declared during a month will be paid in cash within five business days after the end of the month. If a shareholder of record redeems all of the shares in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption within five business days of the redemption. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount (including, in the case of the Tax Exempt Fund, market discount on tax-exempt obligations purchased after April 30, 1993) and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of Nations Funds prorated to a Fund on the basis of its relative net assets. Shares of the Money Market Funds begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (e.g., the settlement date).

        NON-MONEY MARKET FUNDS. With respect to the Non-Money Market Funds, net investment income for dividend purposes consist of items (i), (ii) and (iii) discussed above with respect to the Money Market Funds and dividend or distribution income on such assets.

        Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

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NET ASSET VALUE DETERMINATION

        Money Market Funds

        The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by the Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

        Each of the Money Market Funds invest only in high quality instruments and maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. NFT's NFI's Board of Directors and NFT's Board of Trustees each have established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Directors/Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Directors/Trustees will promptly consider what action, if any, should be initiated. If the Board of Directors/Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

       Non-Money Market Funds

        With respect to the Non-Money Market Funds, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. With respect to the Bond Funds, securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

        With respect to the Non-Money Market Funds, securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors/Trustees of the Company. Short-Term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

        Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors/trustees.

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        For purposes of determining the net asset value per share of the
International Funds, all assets and liabilities of the International Funds initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

        A Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related Prospectuses from time to time. A Company also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of such Company's responsibilities under the 1940 Act.

        Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Investor Shares or Primary Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

                     ADDITIONAL INFORMATION CONCERNING TAXES

        The following information supplements and should be read in conjunction with the Prospectus section entitled "Tax Information." The Prospectuses of the Funds describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

GENERAL

        The Companies intend to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to a Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, the Funds will not be taxed on net investment income and capital gains distributed to shareholders.

        Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

        Each Fund also must distribute or be deemed to distribute to its shareholders at least 90% of its net investment income which for this purpose, includes net short-term capital gains earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 3 of the following taxable year will be treated as paid by December 31 the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

        In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

EXCISE TAX

        A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

PRIVATE LETTER RULING

        In order for a Fund to maintain regulated investment company status under the Code, its dividends, including--for this purpose--capital gain distributions, must not constitute "preferential dividends," within the meaning of Section 562(c) of the Code. The Companies have received a private letter ruling from the Internal Revenue Service ("IRS") generally to the effect that the following will not give rise to preferential dividends: differing fees imposed on the different classes of shares with respect to servicing, distribution and administrative support services, and transfer agency arrangements; differing sales charges on purchases and redemptions of such shares; and conversion features resulting in the Companies paying different dividends or distributions on the different classes of shares.

TAXATION OF FUND INVESTMENTS

        Except as provided herein, gains and losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

        Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

        If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

        The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

        Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

        Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

        If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

        If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

FOREIGN TAXES

        Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund expect to qualify for the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund dividends corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

        For tax years beginning after December 31, 1997, an individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

CAPITAL GAIN DISTRIBUTIONS

        Distributions which are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

OTHER DISTRIBUTIONS

        Although dividends will be declared daily based on each Money Market Fund's and the Government Securities Fund's daily earnings, for Federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

DISPOSITION OF FUND SHARES

        A disposition of Fund shares pursuant to a redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

        If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

        If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

FEDERAL INCOME TAX RATES

        As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

CORPORATE SHAREHOLDERS

        Corporate shareholders of the Funds may be eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

FOREIGN SHAREHOLDERS

        Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate if applicable). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net long-term capital gains are generally not subject to tax withholding, and beginning in 2000, the Funds will be permitted to estimate the portion of their distributions qualifying as capital gain distributions.

BACKUP WITHHOLDING

        The Companies may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies NFT that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Companies could subject the investor to penalties imposed by the IRS.

TAX-DEFERRED PLANS

        The Funds are available for a variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. A Tax Free Bond Fund, however, is generally not a suitable investment for tax-deferred plans because such plans, which are generally tax exempt, would not gain any benefit from the tax-exempt nature of the Tax Free Bond Fund's dividends. Investors should contact their Selling Agents for details concerning retirement plans.

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SPECIAL TAX CONSIDERATIONS PERTAINING TO THE MUNICIPAL INCOME FUND, SHORT-TERM
MUNICIPAL INCOME FUND, INTERMEDIATE MUNICIPAL BOND FUND, THE STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND THE STATE MUNICIPAL BOND FUNDS

        The Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds (each, a "Tax-Free Bond Fund" and collectively the "Tax-Free Bond Funds") are designed to provide investors with a high level of income exempt from Federal and, with respect to the Florida Intermediate Municipal Bond Fund and Florida Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond Fund, and Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund, Florida state intangibles tax, and the Georgia, Maryland, North Carolina, South Carolina, or Virginia state income tax, and the Tennessee Hall Income Tax on unearned income, respectively. Florida and Texas do not presently impose any income tax but Florida currently imposes a state intangibles tax on intangible personal property.

        Each Tax-Free Bond Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from Federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

        Not later than 60 days after the close of its taxable year, each Tax-Exempt Bond Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from Federal income tax.

        In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

        Distributions other than exempt-interest dividends, including distributions of interest in Municipal Securities issued by other issuers and all long-term and short-term capital gains will be subject to state income tax (other than Florida and Texas) unless specifically exempted by statute including, in the case of Virginia, statutory provisions creating the agency or political subdivision.

        Florida does not impose a personal income tax, but does impose an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised the Fund that shares in the Nations Florida Intermediate Municipal Bond Fund and the Nations Florida Municipal Bond Fund shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year the portfolio of such Fund consists exclusively of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts. Nations Funds has received a Technical Assistance Advisement from the Florida Department of Revenue confirming the foregoing.

        Although the Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund anticipate that the portfolio will exclusively contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year, it may be possible that the portfolio will have a small portion of its assets invested temporarily in assets on such date which are not exempt from Florida's annual intangible personal property tax. In this situation, only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Owners of shares in the Nations Florida Intermediate Municipal Bond Fund or Nations Florida Municipal Bond Fund should consult their tax advisers with specific reference to their own tax situation if advised that a portion of the portfolio of such Funds consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.

        The Georgia state intangibles tax was legislatively repealed by action of the General Assembly during the 1996 Session and was also repealed by a constitutional amendment approved by the voters of Georgia on November 5, 1996. The repeal of the Georgia intangibles tax was made retroactively effective to January 1, 1996.

        Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's shareholders who are residents of Maryland must add to their Federal adjusted gross income 50% of their Federal tax preference items (which include interest amounts from private activity bonds) the sum total of which is in excess of $10,000 for an individual return (or $20,000 for a joint return) when determining their Maryland adjusted gross income Shareholders who are nonresidents of Maryland are required to include only those tax preference items that are based on income taxable in Maryland.

        Although any net capital gain recognized with respect to the sale or exchange of shares of a Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized from the sale or exchange of an asset which has been held for a period of two or more years. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.

        The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Dividends from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

OTHER MATTERS

        Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

        The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.


                      ADDITIONAL INFORMATION ON PERFORMANCE

        Yield information and other performance information for each Company's Funds may be obtained by calling the Company at (800) 321-7854.

        From time to time, the yield and total return of a Fund's Investor Shares and Primary Shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Each Fund of the Company also may quote information obtained from the Investment Company Institute in its advertising materials and sales literature. In addition, certain potential benefits of investing in world securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities. Performance information is available by calling 1-800-321-7854 with respect to Investor Shares and 1-800-621-2192 with respect to Primary Shares.

YIELD CALCULATIONS

        The current yield quotations for the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of the NFI Money Market Funds are computed by determining the net change, exclusive of capital changes, over a seven-day base period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. The net change in account value is divided by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then multiplied by (5/7), with the resulting annualized yield figure carried to the nearest 1/100 of 1%. For purposes of calculating current yield, net change in account value reflects: (i) the value of additional shares purchased with dividends from the original shares and dividends declared on both the original shares and any such additional shares, and (ii) all fees (other than non-recurring account charges) that are charged to all shareholder accounts in proportion to the length of the base period and the average account size of the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of the Money Market Funds. The capital changes excluded from the calculation of current yield are realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

        The effective yield quotations for the Primary Shares and Investor Shares of the Money Market Funds are computed by compounding the unannualized seven-day base period return as follows: 1 is added to the base period return and this sum is then raised to a power equal to (5/7), and 1 is then subtracted from the result. Based on the seven-day period ended March 31, 1998, (the "base period"), the current and effective yields of the various shares of the Money Market Funds were as follows:


        The yield of the Primary Shares and Investor Shares of the NFP Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a share of such classes at the end of the period. Yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

        Yield = 2[(a-b + 1)(6) 1]
                    cd

Where:   a   =    dividends and interest earned during the period

         b   =    expenses accrued for the period (net of reimbursements)

         c   =    average daily number of shares outstanding during the period that were entitled to receive dividends

         d   =    maximum offering price per share on the last day of the period

        For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.

        Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions a Fund paid over the same period or the rate of income reported in the Funds' financial statements.

        MONEY MARKET FUNDS. The "yield" and "effective yield" of Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of each Money Market Fund of NFT are computed separately as described below according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

        In addition, the "tax-equivalent yield" of the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of the Tax Exempt Fund is computed by: (a) dividing the portion of the yield that is exempt from Federal income tax by one minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax.

                                    Seven Day Yield

                                                            Effective
                                      Yield                   Yield                    Tax
                                      Without                Without       Tax     Equivalent
                                       Fee       Effective     Fee     Equivalent   Yield w/o
                            Yield     Waivers      Yield     Waivers      Yield      Waivers
                            -----     -------      -----     -------      -----      -------
Prime Fund
    Primary A Shares        5.47%      5.42%       5.62%      5.57%        n/a         n/a
    Primary B Shares        5.22%      5.17%       5.36%      5.31%        n/a         n/a
    Investor A Shares       5.12%      5.07%       5.25%      5.20%        n/a         n/a
    Investor B Shares       5.22%      5.17%       5.36%      5.31%        n/a         n/a
    Investor C Shares       5.22%      5.17%       5.36%      5.31%        n/a         n/a
    Daily Shares            4.97%      4.92%       5.10%      5.05%        n/a         n/a

Treasury Fund
    Primary A Shares        5.42%      5.37%       5.56%      5.51%        n/a         n/a
    Primary B Shares        5.17%      5.12%       5.30%      5.25%        n/a         n/a
    Investor A Shares       5.07%      5.02%       5.19%      5.14%        n/a         n/a
    Investor B Shares       5.17%      5.12%       5.30%      5.25%        n/a         n/a
    Investor C Shares       5.17%      5.12%       5.30%      5.25%        n/a         n/a
    Daily Shares            4.92%      4.87%       5.04%      4.99%        n/a         n/a

                   SEVEN DAY YIELD FOR THE YEAR ENDED 3/31/98

Tax Equivalent Yields @ 39.6%

                                                                                               Tax
                                                                    Effective               Equivalent
                                                                      Yield                   Yield
                                           Yield                     Without       Tax        Without
                                          Without      Effective       Fee      Equivalent     Fee
                               Yield    Fee Waivers      Yield       Waivers      Yield      Waivers
                               -----    -----------      -----       -------      -----      -------
Government Money Market Fund

Primary A Shares                 5.30%      5.01%         5.44%        5.15%      n/a         n/a
Primary B Shares                 5.05%      4.76%         5.18%        4.89%      n/a         n/a
Investor A Shares                4.95%      4.66%         5.07%        4.78%      n/a         n/a
Investor B Shares                5.05%      4.76%         5.18%        4.89%      n/a         n/a
Investor C Shares                5.05%      4.76%         5.18%        4.89%      n/a         n/a
Daily Shares                     4.80%      4.51%         4.92%        4.63%      n/a         n/a

Tax Exempt Fund

Primary A Shares                 3.42%      3.16%         3.48%        3.22%    5.66%       5.23%
Primary B Shares                 3.17%      2.91%         3.22%        2.96%    5.25%       4.82%
Investor A Shares                3.07%      2.81%         3.12%        2.86%    5.08%       4.65%
Investor B Shares                3.22%      2.96%         3.27%        3.01%    5.33%       4.90%
Investor C Shares                3.17%      2.91%         3.22%        2.96%    5.25%       4.82%
Daily Shares                     2.92%      2.66%         2.96%        2.70%    4.83%       4.40%

        NON-MONEY MARKET FUNDS. Yield is calculated separately for the Investor A, Investor C, Investor B, Primary A and Primary B Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                      Yield = 2 [(a-b+ 1)(6) - 1]
                                  ---
                                  cd

Where:            a = dividends and interest earned during the period.

                  b = expenses accrued for the period (net of reimbursements).

                  c = the average daily number of shares outstanding during
                      the period that were entitled to receive dividends.

                  d = maximum offering price per share on the last day of
                      the period (again, for Primary A and Primary B Shares, this is equivalent to net asset value per share).

        For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

        Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

        The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

        INVESTOR A SHARES ONLY. Based on the foregoing calculations, the yield, taking into account fee waivers and/or expense reimbursements, and the yield without fee waivers and/or expense reimbursements for the 30-day period ended March 31, 1998 were as follows:

                  THIRTY DAY YIELD FOR THE PERIOD ENDED 3/31/98

                                                                                  Tax
                                                                               Equivalent
                                                         Yield                   Yield
                                                        Without       Tax       Without
                                                         Fee       Equivalent     Fee
                                           Yield        Waivers      Yield      Waivers
                                           -----        -------      -----      -------
Short-Intermediate Government Fund
Primary A Shares                             5.42%         5.22%      n/a         n/a
Primary B Shares                             n/a           n/a        n/a         n/a
Investor A Shares                            5.17%         4.97%      n/a         n/a
Investor B Shares                            4.57%         4.37%      n/a         n/a
Investor C Shares                            4.57%         4.37%      n/a         n/a

Short-Term Income Fund
Primary A Shares                             5.09%         4.79%      n/a         n/a
Primary B Shares                             n/a           n/a        n/a         n/a
Investor A Shares                            4.83%         4.53%      n/a         n/a
Investor B Shares                            4.23%         3.93%      n/a         n/a
Investor C Shares                            4.43%         4.13%      n/a         n/a

Diversified Income Fund
Primary A Shares                             6.43%         6.33%      n/a         n/a
Primary B Shares                             4.86%         4.76%      n/a         n/a
Investor A Shares                            6.15%         6.05%      n/a         n/a
Investor B Shares                            5.56%         5.46%      n/a         n/a
Investor C Shares                            5.56%         5.46%      n/a         n/a

Strategic Fixed Income Fund
Primary A Shares                             5.93%         5.82%      n/a         n/a
Primary B Shares                             n/a           n/a        n/a         n/a
Investor A Shares                            5.73%         5.62%      n/a         n/a
Investor B Shares                            5.12%         5.01%      n/a         n/a
Investor C Shares                            5.22%         5.11%      n/a         n/a

Municipal Income Fund
Primary A Shares                             4.80%         4.56%      7.95%       7.55%
Investor A Shares                            4.60%         4.36%      7.62%       7.22%
Investor B Shares                            3.95%         3.71%      6.54%       6.14%
Investor C Shares                            4.05%         3.81%      6.71%       6.31%

Short-Term Municipal Income Fund
Primary A Shares                             4.19%         3.82%      6.94%       6.32%
Investor A Shares                            3.99%         3.62%      6.61%       5.99%
Investor B Shares                            3.84%         3.47%      6.36%       5.75%
Investor C Shares                            3.84%         3.47%      6.36%       5.75%

Intermediate Municipal Bond Fund
Primary A Shares                             4.66%         4.42%      7.72%       7.32%
Investor A Shares                            4.45%         4.21%      7.37%       6.97%
Investor B Shares                            3.85%         3.61%      6.37%       5.98%
Investor C Shares                            4.15%         3.91%      6.87%       6.47%

Florida Intermediate Municipal Bond
Fund
Primary A Shares                             4.75%         4.49%      7.86%       7.43%
Investor A Shares                            4.55%         4.29%      7.53%       7.10%
Investor B Shares                            3.95%         3.69%      6.54%       6.11%
Investor C Shares                            3.95%         3.69%      6.54%       6.11%

Georgia Intermediate Municipal Bond
Fund
Primary A Shares                             4.61%         4.36%     8.12%        7.68%
Investor A Shares                            4.41%         4.16%     7.77%        7.33%
Investor B Shares                            3.81%         3.56%     6.71%        6.27%
Investor C Shares                            3.81%         3.56%     6.71%        6.27%

                                                                                  Tax
                                                                               Equivalent
                                                         Yield                   Yield
                                                        Without       Tax       Without
                                                         Fee       Equivalent     Fee
                                           Yield        Waivers      Yield      Waivers
                                           -----        -------      -----      -------
Maryland Intermediate Municipal Bond
Fund
Primary A Shares                             4.54%         4.24%      7.90%       7.38%
Investor A Shares                            4.34%         4.04%      7.55%       7.03%
Investor B Shares                            3.74%         3.44%      6.51%       5.99%
Investor C Shares                            3.74%         3.44%      6.51%       5.99%

North Carolina Intermediate Municipal
   Bond Fund
Primary A Shares                             4.68%         4.42%      8.40%       7.93%
Investor A Shares                            4.48%         4.22%      8.04%       7.57%
Investor B Shares                            3.88%         3.62%      6.96%       6.50%
Investor C Shares                            3.88%         3.62%      6.96%       6.50%

South Carolina Intermediate Municipal
   Bond Fund
Primary A Shares                             4.91%         4.66%      8.74%       8.30%
Investor A Shares                            4.71%         4.46%      8.38%       7.94%
Investor B Shares                            4.10%         3.85%      7.30%       6.85%
Investor C Shares                            4.11%         3.86%      7.32%       6.87%

Tennessee Intermediate Municipal Bond
   Fund
Primary A Shares                             4.58%         4.24%      8.07%       7.47%
Investor A Shares                            4.38%         4.04%      7.71%       7.12%
Investor B Shares                            3.78%         3.44%      6.66%       6.06%
Investor C Shares                            3.74%         3.40%      6.59%       5.99%

Texas Intermediate Municipal Bond Fund
Primary A Shares                             4.77%         4.52%      7.90%       7.48%
Investor A Shares                            4.57%         4.32%      7.57%       7.15%
Investor B Shares                            3.97%         3.72%      6.57%       6.16%
Investor C Shares                            3.97%         3.72%      6.57%       6.16%

Virginia Intermediate Municipal Bond
Fund
Primary A Shares                             4.71%         4.47%      8.27%       7.85%
Investor A Shares                            4.51%         4.27%      7.92%       7.50%
Investor B Shares                            3.91%         3.67%      6.87%       6.45%
Investor C Shares                            3.91%         3.67%      6.87%       6.45%

Florida Municipal Bond Fund
Primary A Shares                             4.84%         4.54%      8.01%       7.52%
Investor A Shares                            4.63%         4.33%      7.67%       7.17%
Investor B Shares                            3.98%         3.68%      6.59%       6.09%
Investor C Shares                            3.98%         3.68%      6.59%       6.09%

Georgia Municipal Bond Fund
Primary A Shares                             4.71%         4.29%      8.30%       7.56%
Investor A Shares                            4.52%         4.10%      7.96%       7.22%
Investor B  Shares                           3.87%         3.45%      6.82%       6.08%
Investor C Shares                            3.88%         3.46%      6.83%       6.09%

Maryland Municipal Bond Fund
Primary A Shares                             4.49%         4.02%      7.81%       7.00%
Investor A Shares                            4.29%         3.82%      7.47%       6.65%
Investor B Shares                            3.64%         3.17%      6.34%       5.52%
Investor C Shares                            3.75%         3.28%      6.53%       5.71%

North Carolina Municipal Bond Fund
Primary A Shares                             4.68%         4.35%      8.40%       7.81%
Investor A Shares                            4.48%         4.15%      8.04%       7.45%
Investor B Shares                            3.83%         3.50%      6.87%       6.28%
Investor C Shares                            3.84%         3.51%     6.89%       6.30%

South Carolina Municipal Bond Fund
Primary A Shares                             4.71%         4.32%      8.38%       7.69%
Investor A Shares                            4.51%         4.12%      8.03%       7.33%
Investor B Shares                            3.86%         3.47%      6.87%       6.18%
Investor C Shares                            3.86%         3.47%      6.87%       6.18%

                                                                                  Tax
                                                                               Equivalent
                                                         Yield                   Yield
                                                        Without       Tax       Without
                                                         Fee       Equivalent     Fee
                                           Yield        Waivers      Yield      Waivers
                                           -----        -------      -----      -------
Tennessee Municipal Bond Fund
Primary A Shares                             4.65%         4.05%      8.19%       7.13%
Investor A Shares                            4.45%         3.85%      7.84%       6.78%
Investor B Shares                            3.80%         3.20%      6.69%       5.64%
Investor C Shares                            3.79%         3.19%      6.68%       5.62%

Texas Municipal Bond Fund
Primary A Shares                             4.75%         4.28%      7.86%       7.09%
Investor A Shares                            4.55%         4.08%      7.53%       6.75%
Investor B Shares                            3.90%         3.43%      6.46%       5.68%
Investor C Shares                            3.89%         3.42%      6.44%       5.66%

Virginia Municipal Bond Fund
Primary A Shares                             4.77%         4.40%      8.38%       7.73%
Investor A Shares                            4.57%         4.20%      8.03%       7.38%
Investor B Shares                            3.90%         3.53%      6.85%       6.20%
Investor C Shares                            3.86%         3.49%      6.78%       6.13%


The "tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by (b) one minus
(i) a stated Federal income tax rate, and, for the State Intermediate Municipal Bond Funds, (ii) a state income tax rate multiplied by one minus the stated Federal income tax rate. The Federal income tax rate used in calculating the "tax-equivalent" yield 39.6%. The state income tax rate used in calculating the "tax-equivalent" yield of the State Intermediate Municipal Bond Funds is as follows: Florida --0%;; Georgia --6%; Maryland --4.875%; North Carolina --7.75%; South Carolina --7%; Tennessee 6%; Texas --0%; and Virginia --5.75%.

        Hypothetical examples showing the level of taxable yield needed to produce on after-tax equivalent to an assumed tax-free yield may be provided to shareholders. Provided below are such illustrations:

        For the Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund:

------------------------- ----------------------- ----------------------- -----------------------
Single Return             $25,351-$61,400         $61,401-$128,100        $128,101-$278,450
------------------------- ----------------------- ----------------------- -----------------------
Joint Return              $42,351-$102,300        $102,301-$155,950       $155,951-$278,450
------------------------- ----------------------- ----------------------- -----------------------

To match a
 tax-free
yield of:              A taxable investment would have to pay you:

----------- ----------------------- ----------------------- -------------
    4%          5.91%                   6.17%                   6.65%
----------- ----------------------- ----------------------- -------------
    5%          7.39%                   7.71%                   8.31%
----------- ----------------------- ----------------------- -------------
    6%          8.87%                   9.25%                   9.97%
----------- ----------------------- ----------------------- -------------
    7%          10.34%                  10.79%                  11.64%
----------- ----------------------- ----------------------- -------------
    8%          11.82%                  12.33%                  13.30%
----------- ----------------------- ----------------------- -------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Georgia (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $278,450.

        For the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund:

------------------------- ----------------------- ----------------------- -----------------------
Single Return             $25,351-$61,400         $61,401-$128,100        $128,101-$278,450
------------------------- ----------------------- ----------------------- -----------------------
Joint Return              $42,351-$102,300        $102,301-$155,950       $155,951-$278,450
------------------------- ----------------------- ----------------------- -----------------------

To match a
tax-free
yield of:      A taxable investment would have to pay you:

----------- ----------------------- ----------------------- -------------
    4%            6.00%                   6.26%                   6.75%
----------- ----------------------- ----------------------- -------------
    5%            7.50%                   7.82%                   8.43%
----------- ----------------------- ----------------------- -------------
    6%            9.00%                   9.39%                 10.12%
----------- ----------------------- ----------------------- -------------
    7%          10.50%                  10.95%                  11.81%
----------- ----------------------- ----------------------- -------------
    8%          12.00%                  12.52%                  13.50%
----------- ----------------------- ----------------------- -------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%), Maryland (4.875%) and local county (which, for purposes of the above table is approximately 2.5%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $278,450.

            For the North Carolina Intermediate Municipal Bond Fund
                    and North Carolina Municipal Bond Fund:

---------------- ---------------   ---------------   ----------------- -----------------
Single Return    $25,351-$60,000   $60,001-$61,400   $61,401-$128,100  $128,101-$278,450
                 (28%, 7%)         (28%, 7.75%)      (31%, 7.75%)      (36%, 7.75%)
---------------- ---------------   ---------------   ----------------- -----------------
Joint Return     $42,351-$100,000  $100,001-$102,300 $102,301-$155,950 $155,951-$278,450
                 (28%, 7%)         (28%,7.75%)       (31%, 7.75%)      (36%, 7.75%)
---------------- ---------------   ---------------   ----------------- -----------------

To match a
tax-free
yield of:             A taxable investment would have to pay you:

----------------- --------------- --------------- --------------- --------------
      4%               5.97%           60.22%           6.28%           6.78%
----------------- --------------- --------------- --------------- --------------
      5%               7.47%           7.53%           7.86%            8.42%
----------------- --------------- --------------- --------------- --------------
      6%               8.96%           9.03%           9.43%           10.16%
----------------- --------------- --------------- --------------- --------------
      7%              10.45%          10.54%          11.00%           11.86%
----------------- --------------- --------------- --------------- --------------
      8%              11.95%          12.04%          12.57%           13.55%
----------------- --------------- --------------- --------------- --------------
The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31% 36%) and North Carolina (7%, 7.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund:

---------------- ---------------   ----------------- ----------------------
Single Return    $25,351-$61,400   $61,401-$128,100  $128,101-$278,450
                 (28%, 7%)         (31%, 7%)         (36%, 7%)
---------------- ---------------   ----------------- ----------------------
Joint Return     $42,351-$102,300  $102,301-$155,950 $155,951-$278,450
                 (28%, 7%)         (31%, 7%)         (36%, 7%)
---------------- ---------------   ----------------- ----------------------

To match a
tax-free
yield of:      A taxable investment would have to pay you:

----------------- --------------- --------------- ---------------
      4%               5.97%            6.23%           6.72%
----------------- --------------- --------------- ---------------
      5%               7.43%           7.79%            8.40%
----------------- --------------- --------------- ---------------
      6%               8.96%           9.35%           10.08%
----------------- --------------- --------------- ---------------
      7%              10.45%          10.91%           11.76%
----------------- --------------- --------------- ---------------
      8%              11.95%          12.47%           13.44%
----------------- --------------- --------------- ---------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and South Carolina (7%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond
Fund:

------------------------- ----------------------- ----------------------- -----------------------
Single Return             $25,351-$61,400         $61,401-$128,100        $128,101-$278,450
------------------------- ----------------------- ----------------------- -----------------------
Joint Return              $42,351-$102,300        $102,301-$155,950       $155,951-$278,450
------------------------- ----------------------- ----------------------- -----------------------

To match a
tax-free
yield of:             A taxable investment would have to pay you:

----------- ----------------------- ----------------------- -------------
    4%          5.91%                   6.17%                   6.65%
----------- ----------------------- ----------------------- -------------
    5%          7.39%                   7.71%                   8.31%
----------- ----------------------- ----------------------- -------------
    6%          8.87%                   9.25%                   9.97%
----------- ----------------------- ----------------------- -------------
    7%          10.34%                  10.79%                  11.64%
----------- ----------------------- ----------------------- -------------
    8%          11.82%                  12.33%                  13.30%
----------- ----------------------- ----------------------- -------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Tennessee (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond
Fund:


------------------------- ----------------------- ----------------------- -----------------------
Single Return             $25,351-$61,400         $61,401-128,100         $128,101-$278,450
------------------------- ----------------------- ----------------------- -----------------------
Joint Return              $42,351-$102,300        $102,301-$155,950       $155,951-$278,450
------------------------- ----------------------- ----------------------- -----------------------

To match a
tax-free
yield of:             A taxable investment would have to pay you:

----------------- --------------- --------------- ---------------
      4%               5.89%            6.15%           6.63%
----------------- --------------- --------------- ---------------
      5%               7.37%           7.69%            8.29%
----------------- --------------- --------------- ---------------
      6%               8.84%           9.23%           9.95%
----------------- --------------- --------------- ---------------
      7%              10.32%          10.76%           11.60%
----------------- --------------- --------------- ---------------
      8%              11.79%          12.30%           13.26%
----------------- --------------- --------------- ---------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Virginia (5.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $271,050.

For the Municipal Income Fund, Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the Florida Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and Texas Municipal Bond Fund:

------------------------- ----------------------- ----------------------- -----------------------
Single Return             $25,351-$61,400         $61,401-$128,100        $128,101-$278,450
------------------------- ----------------------- ----------------------- -----------------------
Joint Return              $42,352-$102,300        $102,301-$155,950       $155,951-$278,450
------------------------- ----------------------- ----------------------- -----------------------

To match a
tax-free
yield of:             A taxable investment would have to pay you:

----------------- --------------- --------------- ---------------
      4%               5.56%            5.80%           6.25%
----------------- --------------- --------------- ---------------
      5%               6.94%           7.25%            7.81%
----------------- --------------- --------------- ---------------
      6%               8.33%           8.70%            9.38%
----------------- --------------- --------------- ---------------
      7%               9.72%          10.14%           10.94%
----------------- --------------- --------------- ---------------
      8%              11.11%          11.59%           12.50%
----------------- --------------- --------------- ---------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) tax rates. This analysis does not take into account any state or local taxes imposed, although, with respect to the Florida Intermediate Municipal Bond Fund, the Florida Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and the Texas Municipal Bond Fund, neither Florida nor Texas impose a personal income tax. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

        There can be no assurance that all of a yield quoted by one of these Funds will be tax-free since these Funds may invest in short-term taxable obligations for temporary defensive periods as described in the Prospectuses. Also, the above hypothetical examples are for illustration only. Tax laws and regulations may be changed at any time by legislative or administrative actions and such changes may make the information contained in such examples obsolete.

                                                          Thirty Day Yield

                                                                   Yield Without
    Government Securities Fund                     Yield            Fee Waivers
                                                   -----            -----------
        Primary A Shares                           5.42%               5.28%
        Primary B Shares                            n/a                 n/a
        Investor A Shares                          5.17%               5.03%
        Investor B Shares                          4.57%               4.43%
        Investor C Shares                          4.57%               4.43%

        During the period for which certain yield quotations are given above, NationsBank and the Administrator voluntarily waived fees or reimbursed certain expenses of such shares, thereby increasing yield figures. Such waivers or expense reimbursements may be discontinued at any time.

TOTAL RETURN CALCULATIONS

        Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                              P(1 + T)n = ERV

Where:         P    = a hypothetical initial payment of $1,000

               T    = average annual total return

               n    = number of years

               ERV  = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

        This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

        The following figures, for the period ended March 31, 1998, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

     AVERAGE ANNUAL TOTAL RETURNS      INCEPTION THROUGH       INCEPTION
     ----------------------------      3/31/98 WITHOUT      THROUGH 3/31/98
                                         SALES CHARGES     INCLUDING SALES
                                         -------------          CHARGES
                                                                -------
     Emerging Markets Fund
         Primary A. Shares                  -6.39%               2.97%
         Primary B Shares                   -6.80%               0.02%
         Investor A Shares                  -6.60%               2.74%
         Investor B Shares                  -11.89%              0.91%
         Investor C Shares                  -7.17%               2.19%

     Pacific Growth Fund
         Primary A Shares                   -28.35%             -9.86%
         Primary B Shares                   -28.77%             -17.22%
         Investor A Shares                  -28.59%             -10.12%
         Investor B Shares                  -32.57%             -11.72%
         Investor C Shares                  -28.91%             -10.53%

     Global Government Income Fund
         Primary A Shares                    3.38%               4.61%
         Primary B Shares                    3.20%               2.92%
         Investor A Shares                   3.12%               4.35%
         Investor B Shares                  -2.50%               2.62%
         Investor C Shares                   2.63%               3.92%



        The Primary Shares and Investor Shares of the Funds may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month (in the case of the Global Government Income Fund) or a three-month (in the case of the Emerging Markets Fund and Pacific Growth Fund) period as a percentage of the maximum offering price per share on the last day of such period.

        The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

        Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

                           AVERAGE ANNUAL TOTAL RETURN

                                                         5 YEAR PERIOD ENDED
                                        ONE YEAR         3/31/98 OR INCEPTION
                                  PERIOD ENDED 3/31/98     THROUGH 3/31/98
                                  --------------------     ---------------
     Equity Income Fund
         Primary A Shares               37.21%                 17.82%
         Primary B                      36.36%                 26.74%
         Investor A                     36.92%                 17.53%
         Investor B                     36.02%                 17.66%
         Investor C                     36.28%                 16.85%

     International Equity Fund
         Primary A                      16.06%                 10.68%
         Primary B                      15.09%                  7.93%
         Investor A                     15.77%                 10.41%
         Investor B                     14.93%                  8.77%
         Investor C                     15.05%                  9.69%

     Government Securities Fund
         Primary A                      11.65%                  5.22%
         Primary B                      11.23%                  7.93%
         Investor A                     11.37%                  5.00%
         Investor B                     10.78%                  4.45%
         Investor C                     10.84%                  4.50%


                           AVERAGE ANNUAL TOTAL RETURN

                                                                                  10 YEAR
                                                                                  PERIOD
                                                     ONE                           ENDED
                                                     YEAR                       3/31/98 OR
                                                    PERIOD        5-YEAR        INCEPTION
                                                    ENDED      PERIOD ENDING      THROUGH
                                                   3/31/98        3/31/98         3/31/98
                                                   -------        -------         -------
        Value Fund
              Primary A Shares                       38.53%         20.29%        16.64%
              Primary B Shares                        38.09%        28.98%         n/a
              Investor A Shares                       38.22%        20.03%        16.86%
              Investor B Shares                       32.29%        19.85%         n/a
              Investor C Shares                       37.55%        19.35%        19.02%
        Capital Growth Fund
              Primary A Shares                        53.89%        19.35%        19.47%
              Primary B Shares                        52.99%        32.46%         n/a
              Investor A Shares                       53.83%        19.11%        19.23%
              Investor B Shares                       47.52%        19.63%         n/a
              Investor C Shares                       53.02%        18.41%        18.51%
        Emerging Growth Fund
              Primary A Shares                        45.09%        19.30%        17.92%
              Primary B Shares                        44.33%        18.40%         n/a
              Investor A Shares                       44.86%        19.04%        18.00%
              Investor B Shares                       38.64%        18.88%         n/a
              Investor C Shares                       43.80%        18.31%        17.31%
        Managed Index Fund
              Primary A Shares                       47.54%         41.04%         n/a
              Primary B Shares                       46.88%         40.66%         n/a
              Investor A Shares                      47.21%         40.78%         n/a
              Investor C Shares                      46.71%         40.48%         n/a

                                                                                  10 YEAR
                                                                                  PERIOD
                                                     ONE                           ENDED
                                                     YEAR                       3/31/98 OR
                                                    PERIOD        5-YEAR        INCEPTION
                                                    ENDED      PERIOD ENDING      THROUGH
                                                   3/31/98        3/31/98         3/31/98
                                                   -------        -------         -------
        Managed SmallCap Index Fund
              Primary A Shares                       47.71%         29.41%         n/a
              Primary B Shares                       47.04%         28.88%         n/a
              Investor A Shares                      47.35%         29.06%         n/a
              Investor C Shares                      47.10%         28.96%         n/a
        Managed Value Index Fund
              Primary A Shares                      n/a             13.78%         n/a
              Primary B Shares                      n/a            n/a             n/a
              Investor A Shares                     n/a             13.68%         n/a
              Investor C Shares                     n/a             13.69%         n/a
        Managed SmallCap Value Index Fund
              Primary A Shares                      n/a             14.88%         n/a
              Primary B Shares                      n/a             n/a            n/a
              Investor A Shares                     n/a             14.79%         n/a
              Investor C Shares                     n/a             14.71%         n/a
        Disciplined Equity Fund
              Primary A Shares                       48.65%         21.56%        27.15%
              Primary B Shares                       48.44%         33.67%         n/a
              Investor A Shares                      48.28%         21.37%         n/a
              Investor B Shares                      42.14%         23.88%         n/a
              Investor C Shares                       47.38%        29.66%         n/a
        Equity Index Fund
              Primary A Shares                        47.38%        24.74%         n/a
              Primary B Shares                       46.75%         34.01%         n/a
              Investor A Shares                      46.58%         31.44%         n/a
        Balanced Assets Fund
              Primary A Shares                       30.35%         14.38%        14.62%
              Primary B Shares                       29.90%         21.95%         n/a
              Investor A Shares                      30.13%         14.13%        14.37%
              Investor B Shares                      24.35%         13.96%         n/a
              Investor C Shares                      29.43%         13.45%        13.67%
        Short-Intermediate Government Fund
              Primary A Shares                        9.11%         5.08%          6.66%
              Primary B Shares                         8.74%        6.85%          n/a
              Investor A Shares                       8.89%         4.87%          6.50%
              Investor B Shares                       4.35%         4.15%          n/a
              Investor C Shares                       8.45%         4.48%          5.03%
        Short-Term Income Fund
              Primary A Shares                        6.89%         5.45%          5.45%

                                                                                  10 YEAR
                                                                                  PERIOD
                                                     ONE                           ENDED
                                                     YEAR                       3/31/98 OR
                                                    PERIOD        5-YEAR        INCEPTION
                                                    ENDED      PERIOD ENDING      THROUGH
                                                   3/31/98        3/31/98         3/31/98
                                                   -------        -------         -------
              Primary B Shares                        6.58%         6.00%          n/a
              Investor A Shares                       6.67%         5.26%          5.20%
              Investor B Shares                       6.51%         5.16%          n/a
              Investor C Shares                       6.51%         5.04%          5.01%
        Diversified Income Fund
              Primary A Shares                        11.07%        7.63%          8.73%
              Primary B Shares                        10.29%        8.26%          n/a
              Investor A Shares                       10.80%        7.41%          8.46%
              Investor B Shares                        5.18%        6.35%          n/a
              Investor C Shares                       10.27%        6.92%          8.10%
        Strategic Fixed Income Fund
              Primary A Shares                        10.53%        6.07%          6.80%
              Primary B Shares                        10.12%        7.64%          n/a
              Investor A Shares                       10.30%        5.87%          6.59%
              Investor B Shares                        5.73%        5.01%          n/a
              Investor C Shares                        9.87%        5.46%          6.22%
        Municipal Income Fund
              Primary A Shares                        11.12%        6.97%          8.11%
              Investor A Shares                       10.89%        6.74%          7.95%
              Investor B Shares                        5.23%        5.54%          n/a
              Investor C Shares                       10.37%        6.23%          6.92%
        Short-Term Municipal Income Fund
              Primary A Shares                         5.33%        4.38%          n/a
              Investor A Shares                        5.12%        4.25%          n/a
              Investor B Shares                        4.96%        4.02%          n/a
              Investor C Shares                        4.99%        4.64%          n/a
        Intermediate Municipal Bond Fund
              Primary A Shares                         8.20%        5.55%          n/a
              Investor A Shares                        7.99%        5.14%          n/a
              Investor B Shares                        3.50%        4.37%          n/a
              Investor C Shares                        7.62%        7.45%          n/a
        Florida Intermediate Municipal Bond
        Fund
              Primary A Shares                         8.55%        5.78%          6.18%
              Investor A Shares                        8.34%        5.58%          6.00%
              Investor B Shares                        3.80%        4.73%          n/a
              Investor C Shares                        7.80%        5.16%          5.58%
        Georgia Intermediate Municipal Bond
        Fund
              Primary A Shares                         8.45%        5.59%          6.54%
              Investor A Shares                        8.24%        5.39%          6.41%
              Investor B Shares                        3.70%        4.59%          n/a
              Investor C Shares                        7.70%        5.00%          5.73%

                                                                                  10 YEAR
                                                                                  PERIOD
                                                     ONE                           ENDED
                                                     YEAR                       3/31/98 OR
                                                    PERIOD        5-YEAR        INCEPTION
                                                    ENDED      PERIOD ENDING      THROUGH
                                                   3/31/98        3/31/98         3/31/98
                                                   -------        -------         -------
        Maryland Intermediate Municipal Bond
        Fund
              Primary A Shares                         7.83%        5.33%          6.73%
              Investor A Shares                        7.61%        5.11%          6.58%
              Investor B Shares                        3.07%        4.31%          n/a
              Investor C Shares                        7.07%        4.69%          5.22%
        North Carolina Intermediate Municipal
        Bond Fund
              Primary A Shares                         8.39%        5.62%          6.02%
              Investor A Shares                        8.17%        5.42%          5.81%
              Investor B Shares                        3.64%        4.59%          n/a
              Investor C Shares                        7.64%        4.98%          5.41%
        South Carolina Intermediate Municipal
        Bond Fund
              Primary A Shares                         7.88%        5.68%          6.30%
              Investor A Shares                        7.67%        5.48%          6.22%
              Investor B Shares                        3.13%        4.68%          n/a
              Investor C Shares                        7.13%        5.06%          5.63%
        Tennessee Intermediate Municipal Bond
        Fund
              Primary A Shares                         7.99%        5.40%          n/a
              Investor A Shares                        7.77%        5.30%          n/a
              Investor B Shares                        3.24%        4.55%          n/a
              Investor C Shares                        7.29%        7.34%          n/a
        Texas Intermediate Municipal Bond Fund
              Primary A Shares                         8.09%        5.37%          5.71%
              Investor A Shares                        7.87%        5.16%          5.20%
              Investor B Shares                        3.34%        4.30%          n/a
              Investor C Shares                        7.34%        7.07%          n/a

        Virginia Intermediate Municipal Bond
        Fund
              Primary A Shares                         8.12%        5.38%          6.52%
              Investor A Shares                        7.91%        5.17%          6.37%
              Investor B Shares                        3.37%        4.32%          n/a
              Investor C Shares                        7.37%        4.77%          5.27%
        Florida Municipal Bond Fund
              Primary A Shares                        10.60%        5.50%          n/a
              Investor A Shares                       10.38%        5.15%          n/a
              Investor B Shares                        4.71%        4.12%          n/a
              Investor C Shares                        9.83%        9.78%          n/a
        Georgia Municipal Bond Fund
              Primary A Shares                        10.43%        5.27%          n/a
              Investor A Shares                       10.22%        5.12%          n/a
              Investor B Shares                        4.54%        4.12%          n/a
              Investor C Shares                        9.64%        9.82%          n/a

                                                                                  10 YEAR
                                                                                  PERIOD
                                                     ONE                           ENDED
                                                     YEAR                       3/31/98 OR
                                                    PERIOD        5-YEAR        INCEPTION
                                                    ENDED      PERIOD ENDING      THROUGH
                                                   3/31/98        3/31/98         3/31/98
                                                   -------        -------         -------
        Maryland Municipal Bond Fund
              Primary A Shares                        10.62%        8.40%          n/a
              Investor A Shares                       10.40%        5.30%          n/a
              Investor B Shares                        4.72%        3.81%          n/a
              Investor C Shares                        9.88%        9.50%          n/a
        North Carolina Municipal Bond Fund
              Primary A Shares                        10.86%        5.16%          n/a
              Investor A Shares                       10.64%        5.18%          n/a
              Investor B Shares                        4.96%        4.10%          n/a
              Investor C Shares                       10.07%        9.82%          n/a
        South Carolina Municipal Bond Fund
              Primary A Shares                        10.04%        5.92%          n/a
              Investor A Shares                        9.82%        6.06%          n/a
              Investor B Shares                        4.15%        4.74%          n/a
              Investor C Shares                        9.29%        9.64%          n/a
        Tennessee Municipal Bond Fund
              Primary A Shares                        10.45%        6.93%          n/a
              Investor A Shares                       10.23%        5.89%          n/a
              Investor B Shares                        4.56%        4.60%          n/a
              Investor C Shares                        9.65%        9.85%          n/a
        Texas Municipal Bond Fund
              Primary A Shares                        11.12%        5.39%          n/a
              Investor A Shares                       10.90%        5.40%          n/a
              Investor B Shares                        5.23%        4.20%          n/a
              Investor C Shares                       10.31%        9.91%          n/a
        Virginia Municipal Bond Fund
              Primary A Shares                        11.11%        5.26%          n/a
              Investor A Shares                       10.88%        5.44%          n/a
              Investor B Shares                        5.21%        4.05%          n/a
              Investor C Shares                       10.31%       10.02%          n/a



                                        AGGREGATE ANNUAL TOTAL RETURN

                                                        5-Year      5-Year
                                                          period      period     Inception   Inception
                                  FYE         FYE         ending      ending      through     through
                                3/31/98     3/31/98      3/31/98     3/31/98      3/31/98     3/31/98
                                Without    Including     Without    Including     Without    Including
                                 Sales       Sales        Sales       Sales        Sales       Sales
                                Charges     Charges      Charges     Charges      Charges     Charges
                                -------     -------      -------     -------      -------     -------
Value Fund
   Primary A Shares               38.53%     n/a         151.82%     n/a         271.65%      n/a

   Primary B Shares               38.09%     n/a          56.33%     n/a         n/a          n/a
   Investor A Shares              38.22%     n/a         149.14%     n/a         265.53%      n/a
   Investor B Shares              37.29%      32.29%     141.05%     139.05%     n/a          n/a
   Investor C Shares              37.55%     n/a         142.16%     n/a         173.87%      n/a

                                      137

Capital Growth Fund
   Primary A Shares               53.89%     n/a         142.20%     n/a         165.98%      n/a
   Primary B Shares               52.99%     n/a          63.81%     n/a         n/a          n/a
   Investor A Shares              53.83%     n/a         139.73%     n/a         162.83%      n/a

   Investor B Shares              52.52%      47.52%     138.98%     136.98%     n/a          n/a
   Investor C Shares              53.02%     n/a         132.79%     n/a         154.26%      n/a

Emerging Growth Fund
   Primary A Shares               45.09%     n/a         141.68%     n/a         140.47%      n/a
   Primary B Shares               44.33%     n/a          34.52%     n/a         n/a          n/a
   Investor A Shares              44.86%     n/a         139.05%     n/a         140.63%      n/a
   Investor B Shares              43.64%      38.64%     131.95%     129.95%     n/a          n/a
   Investor C Shares              43.80%     n/a         131.82%     n/a         132.52%      n/a

Managed Index Fund
 Primary A Shares                n/a         n/a          47.54%     n/a          77.38%      n/a
 Primary B Shares                n/a         n/a          46.88%     n/a          76.58%      n/a
 Investor A Shares               n/a         n/a          47.21%     n/a          76.84%      n/a
 Investor C Shares               n/a         n/a          46.71%     n/a          76.21%      n/a

Managed SmallCap Index Fund
 Primary A Shares                n/a         n/a          47.71%     n/a          45.69%      n/a
 Primary B Shares                n/a         n/a          47.04%     n/a          44.82%      n/a
 Investor A Shares               n/a         n/a          47.35%     n/a          45.12%      n/a
 Investor C Shares               n/a         n/a          47.10%     n/a          44.96%      n/a

Managed Value Index Fund
 Primary A Shares                n/a         n/a          13.78%     n/a         n/a          n/a
 Primary B Shares                n/a         n/a         n/a         n/a         n/a          n/a
 Investor A Shares               n/a         n/a          13.68%     n/a         n/a          n/a
 Investor C Shares               n/a         n/a          13.78%     n/a         n/a          n/a
Managed SmallCap Value Index
Fund
 Primary A Shares                n/a         n/a          14.88%     n/a         n/a          n/a
 Primary B Shares                n/a         n/a         n/a         n/a         n/a          n/a
 Investor A Shares               n/a         n/a          14.79%     n/a         n/a          n/a
 Investor C Shares               n/a         n/a          14.71%     n/a         n/a          n/a

Disciplined Equity Fund
   Primary A Shares               48.65%     n/a         165.46%     n/a         274.43%      n/a
   Primary B Shares               48.44%     n/a          66.45%     n/a         n/a          n/a
   Investor A Shares              48.28%     n/a         147.57%     n/a         n/a          n/a
   Investor B Shares              47.14%      42.14%     130.69%     127.69%     n/a          n/a
   Investor C Shares              47.38%     n/a         111.83%     n/a         n/a          n/a

Equity Index Fund
   Primary A Shares              n/a         n/a          47.38%     n/a         158.29%      n/a
   Primary B Shares              n/a         n/a          46.75%     n/a          67.19%      n/a
  Investor A Shares              n/a         n/a          46.58%     n/a          96.62%      n/a

Balanced Assets Funds
   Primary A Shares               30.35%     n/a          95.79%     n/a         111.80%      n/a
   Primary B Shares               29.90%     n/a          41.67%     n/a         n/a          n/a
   Investor A Shares              30.13%     n/a          93.66%     n/a         109.15%      n/a
   Investor B Shares              29.35%      24.35%      89.55%      87.55%     n/a          n/a
   Investor C Shares              29.43%     n/a          87.94%     n/a         102.19%      n/a

Short-Intermediate
Government Fund                    9.11%     n/a          28.10%     n/a          53.69%      n/a
   Primary A Shares
   Primary B Shares                8.74%     n/a          12.33%     n/a         n/a          n/a
   Investor A Shares               8.89%     n/a          26.86%     n/a          52.00%      n/a
   Investor B Shares               8.35%       4.35%      23.56%      23.56%     n/a          n/a
   Investor C Shares               8.45%     n/a          24.48%     n/a          32.85%      n/a

                                      138

Short-Term Income Fund
   Primary A Shares                6.89%     n/a          33.86%     n/a         n/a          n/a
   Primary B Shares                6.58%     n/a           9.33%     n/a         n/a          n/a
   Investor A Shares               6.67%     n/a          32.10%     n/a         n/a          n/a
   Investor B Shares               6.51%     n/a          27.41%     n/a         n/a          n/a
   Investor C. Shares              6.51%     n/a          30.80%     n/a         n/a          n/a

Diversified Income Fund
   Primary A Shares               11.07%     n/a          44.45%     n/a          57.37%      n/a
   Primary B Shares               10.29%     n/a          14.95%     n/a         n/a          n/a
   Investor A Shares              10.80%     n/a          42.94%     n/a          54.36%      n/a
   Investor B Shares              10.18%       5.18%      36.49%      35.50%     n/a          n/a
   Investor C Shares              10.27%     n/a          39.74%     n/a          52.22%      n/a

Strategic Fixed Income Fund
   Primary A Shares               10.53%     n/a          34.27%     n/a          42.81%      n/a
   Primary B Shares               10.12%     n/a          12.64%     n/a         n/a          n/a
   Investor A Shares              10.30%     n/a          32.99%     n/a          40.84%      n/a
   Investor B Shares               9.73%       5.73%      28.47%      28.47%     n/a          n/a
   Investor C Shares               9.87%     n/a          30.47%     n/a          38.27%      n/a

Municipal Income Fund
   Primary A Shares               11.12%     n/a          40.04%     n/a          74.82%      n/a
   Investor A Shares              10.89%     n/a          38.59%     n/a          72.94%      n/a
   Investor B Shares              10.23%       5.23%      31.65%      30.65%     n/a          n/a
   Investor C Shares              10.37%     n/a          35.28%     n/a          47.31%      n/a

Short-Term Municipal Income
Fund                               5.33%     n/a          21.16%     n/a         n/a          n/a
   Primary A Shares
   Investor A Shares               5.12%     n/a          20.17%     n/a         n/a          n/a
   Investor B Shares               4.96%     n/a          19.25%     n/a         n/a          n/a
   Investor C Shares               4.99%     n/a          19.16%     n/a         n/a          n/a

Intermediate Municipal Bond
Fund                               8.20%     n/a          28.66%     n/a         n/a          n/a
   Primary A Shares
   Investor A Shares               7.99%     n/a          26.04%     n/a         n/a          n/a
   Investor B Shares               7.50%       3.50%      22.34%      22.34%     n/a          n/a
   Investor C Shares               7.62%     n/a          27.77%     n/a         n/a          n/a

Florida Intermediate
Municipal Bond Fund
   Primary A Shares                8.55%     n/a          32.45%     n/a          37.41%      n/a
   Investor A Shares               8.34%     n/a          31.19%     n/a          36.17%      n/a
   Investor B Shares               7.80%       3.80%      26.89%      26.89%     n/a          n/a
   Investor C Shares               7.80%     n/a          28.61%     n/a          33.24%      n/a

Georgia Intermediate
Municipal Bond Fund
   Primary A Shares                8.45%     n/a          31.27%     n/a          46.97%      n/a
   Investor A Shares               8.24%     n/a          30.03%     n/a          44.35%      n/a
   Investor B Shares               7.70%       3.70%      26.09%      26.09%     n/a          n/a
   Investor C Shares               7.70%     n/a          27.60%     n/a          38.05%      n/a

Maryland Intermediate
Municipal Bond Fund
   Primary A Shares                7.83%     n/a          29.62%     n/a          63.86%      n/a
   Investor A Shares               7.61%     n/a          28.29%     n/a          62.11%      n/a
   Investor B Shares               7.07%       3.07%      24.49%      24.49%     n/a          n/a
   Investor C Shares               7.07%     n/a          25.73%     n/a          34.20%      n/a

North Carolina Intermediate
Municipal Bond Fund
   Primary A Shares                8.39%     n/a          31.45%     n/a          36.36%      n/a
   Investor A Shares               8.17%     n/a          30.21%     n/a          34.87%      n/a
   Investor B Shares               7.64%       3.64%      26.10%      26.10%     n/a          n/a
   Investor C Shares               7.64%     n/a          27.53%     n/a          32.14%      n/a

                                      139

South Carolina Intermediate
Municipal Bond Fund
   Primary A Shares                7.88%     n/a          31.79%     n/a          46.34%      n/a
   Investor A Shares               7.67%     n/a          30.57%     n/a          42.76%      n/a
   Investor B Shares               7.13%       3.13%      26.60%      26.60%     n/a          n/a
   Investor C Shares               7.13%     n/a          27.99%     n/a          37.31%      n/a

Tennessee Intermediate
Municipal Bond Fund
   Primary A Shares                7.99%     n/a          29.81%     n/a         n/a          n/a
   Investor A Shares               7.77%     n/a          29.45%     n/a         n/a          n/a
   Investor B Shares               7.24%       3.24%      25.85%      25.85%     n/a          n/a
   Investor C Shares               7.29%     n/a          27.29%     n/a         n/a          n/a

Texas Intermediate Municipal
Bond Fund
  Primary A Shares                 8.09%     n/a          29.87%     n/a          33.58%      n/a
   Investor A Shares               7.87%     n/a          28.63%     n/a          29.89%      n/a
   Investor B Shares               7.34%       3.34%      24.28%      24.28%     n/a          n/a
   Investor C Shares               7.34%     n/a          26.23%     n/a         n/a          n/a

Virginia Intermediate
Municipal Bond Fund
   Primary A Shares                8.12%     n/a          29.97%     n/a          71.39%      n/a
   Investor A Shares               7.91%     n/a          28.65%     n/a          67.14%      n/a
   Investor B Shares               7.37%       3.37%      24.60%      24.60%     n/a          n/a
   Investor C Shares               7.37%     n/a          26.21%     n/a          34.61%      n/a

Florida Municipal Bond Fund
   Primary A Shares               10.60%     n/a          25.90%     n/a         n/a          n/a
   Investor A Shares              10.38%     n/a          24.15%     n/a         n/a          n/a
   Investor B Shares               9.71%       4.71%      21.63%      20.63%     n/a          n/a
   Investor C Shares               9.83%     n/a          37.44%     n/a         n/a          n/a

Georgia Municipal Bond Fund

Primary A Shares                  10.43%     n/a          24.17%     n/a         n/a          n/a
   Investor A Shares              10.22%     n/a          23.64%     n/a         n/a          n/a
   Investor B Shares               9.54%       4.54%      21.67%      20.67%     n/a          n/a
   Investor C Shares               9.64%     n/a          37.62%     n/a         n/a          n/a

Maryland Municipal Bond Fund

Primary A Shares                  10.62%     n/a          32.90%     n/a         n/a          n/a
   Investor A Shares              10.40%     n/a          25.57%     n/a         n/a          n/a
   Investor B Shares               9.72%       4.72%      20.08%      19.08%     n/a          n/a
   Investor C Shares               9.88%     n/a          36.24%     n/a         n/a          n/a

North Carolina Municipal
Bond Fund
                                  10.86%     n/a          23.65%     n/a         n/a          n/a
Primary A Shares
   Investor A Shares              10.64%     n/a          24.96%     n/a         n/a          n/a
   Investor B Shares               9.96%       4.96%      21.55%      20.55%     n/a          n/a
   Investor C Shares              10.07%     n/a          37.62%     n/a         n/a          n/a

South Carolina Municipal
Bond Fund
                                  10.04%     n/a          27.75%     n/a         n/a          n/a
Primary A Shares
   Investor A Shares               9.82%     n/a          29.51%     n/a         n/a          n/a
   Investor B Shares               9.15%       4.15%      24.85%      23.85%     n/a          n/a
   Investor C Shares               9.29%     n/a          36.83%     n/a         n/a          n/a

Tennessee Municipal Bond Fund

Primary A Shares                  10.45%     n/a          31.44%     n/a         n/a          n/a
   Investor A Shares              10.23%     n/a          28.73%     n/a         n/a          n/a
   Investor B Shares               9.56%       4.56%      24.12%      23.12%     n/a          n/a
   Investor C Shares               9.65%     n/a          37.72%     n/a         n/a          n/a

                                      140

Texas Municipal Bond Fund

Primary A Shares                  11.12%     n/a          24.37%     n/a         n/a          n/a
   Investor A Shares              10.90%     n/a          25.27%     n/a         n/a          n/a
   Investor B Shares              10.23%       5.23%      22.04%      21.04%     n/a          n/a
   Investor C Shares              10.31%     n/a          37.99%     n/a         n/a          n/a

Virginia Municipal Bond Fund

Primary A Shares                  11.11%     n/a          24.13%     n/a         n/a          n/a
   Investor A Shares              10.88%     n/a          26.21%     n/a         n/a          n/a
   Investor B Shares              10.21%       5.21%      21.28%      20.29%     n/a          n/a
   Investor C Shares              10.31%     n/a          38.48%     n/a         n/a          n/a


Fee waivers and/or expense reimbursements were in effect for the periods presented. Primary B Shares were not offered during the period described above.

        From time to time, the yields of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas.

        Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. The performance and yield of a class of shares in the Value Fund, Capital Growth Fund, Balanced Assets Fund, Equity Index Fund and Emerging Growth Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange. The performance and yield of a class of shares in the Short-Intermediate Government Fund may be compared to the Shearson Lehman Intermediate Government Bond Index, an unmanaged index of intermediate government securities. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

        The Short-Intermediate Government Fund seeks to provide higher current yields than money market funds and short-term treasury obligations. The Short-Intermediate Government Fund also seeks to maintain greater price stability than higher yielding long-term bond funds. Therefore, in its advertisements and sales materials, the Short-Intermediate Government Fund may compare performance of the Short-Intermediate Government Fund to money market indices, such as those compiled by IBC/Donoghue, Inc. and Bank Rate Monitor. In such advertising and sales materials, the Short-Intermediate Government Fund may also compare the price stability of the Short-Intermediate Government Fund, or indices of funds with similar investment objectives, to indices of long term government bond funds such as those compiled by Salomon Brothers and Shearson Lehman Brothers Inc. The Short-Intermediate Government Fund is not meant to be a substitute for a money market fund which seeks to maintain a fixed net asset value of $1.00 per share.

        Each Fund may quote information obtained from the Investment Company Institute in its advertising materials and sales literature.

        IBBOTSON DATA. Ibbotson Associates of Chicago, Illinois, ("Ibbotson") provides historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

        The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the Exchange, plus stocks listed on the American Stock Exchange
(AMEX) and over-the-counter (OTC) with the same or less capitalization as the upperbound of the Exchange ninth docile. At year-end 1995, the DFA Small Company Fund contained approximately 2,663 stocks, with a weighted average market capitalization of $165.75 million. The unweighted average market capitalization was $82.97 million, while the median was $56.0 million.

        Unlike an investment in a common stock mutual fund, an investment in bonds that are held to maturity provides a fixed and stated rate of return. Bonds have a senior priority in liquidation or bankruptcy to common stocks, and interest on bonds is generally paid from assets of the corporation before any distributions to common shareholders. Bonds rated in the two highest rating categories are considered high quality and to present minimal risks of default. See Schedule A for a more complete explanation of these ratings of corporate bonds. An advantage of investing in government bonds is that, in many cases, they are backed by the credit and taxing power of the United States government, and therefore, such securities may present little or no risk of default. Although government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of Treasury securities can be made with no transaction costs).

        Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index and include nearly all "Aaa-" and "Aa-" rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the Funds.

        Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               CTR = (ERV-P) 100
                      -----
                        P

Where:         CTR = Cumulative total return

               ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

               P   =  initial payment of $1,000.

        This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

                                          Cumulative Total Return

                                                                               10 Year
                                                                               Period       10 Year
                                                                               Ended        Period
                                                                               3/31/98      Ended
                                                   5 Year        5 Year        or           3/31/98
                                                   Period        Period        Inception    or Inception
                        FYE          FYE           Ended         Ended         through      through
                        3/31/98      3/31/98       3/31/98       3/31/98       3/31/98      3/31/98
                        Without      Including     Without       Including     Without      Including
                        Sales        Sales         Sales         Sales         Sales        Sales
                        Charges      Charges       Charges       Charges       Charges      Charges
                        -------      -------       -------       -------       -------      -------
Equity Income Fund
   Primary A Shares     37.21%       n/a           127.08%       n/a           201.84%      n/a
   Primary B Shares     36.36%       n/a           51.59%        n/a           n/a          n/a
   Investor A Shares    36.92%       n/a           124.28%       n/a           195.03%      n/a
   Investor B Shares    36.02%       31.02%        118.74%       116.74%       n/a          n/a
   Investor C Shares    36.28%       n/a           117.83%       n/a           149.92%      n/a

International Equity
Fund                    16.06%       n/a           66.09%        n/a           67.27%       n/a
   Primary A Shares
   Primary B Shares     15.09%       n/a           14.33%        n/a           n/a          n/a
   Investor A Shares    15.77%       n/a           64.07%        n/a           57.84%       n/a
   Investor B Shares    14.93%       9.93%         49.87%        47.87%        n/a          n/a
   Investor C Shares    15.05%       n/a           58.83%        n/a           56.09%       n/a

Government Securities
Fund                    11.65%       n/a           28.95%        n/a           56.49%       n/a
   Primary A Shares
   Primary B Shares     11.23%       n/a           13.19%        n/a           n/a          n/a
   Investor A Shares    11.37%       n/a           27.61%        n/a           53.94%       n/a
   Investor B Shares    10.78%       5.78%         23.32%        22.38%        n/a          n/a
   Investor C Shares    10.84%       n/a           24.63%        n/a           30.58%       n/a


                                                                               10 Year
                                                                               Period       10 Year
                                                                               Ended        Period
                                                                               3/31/98      Ended
                                                   5 Year        5 Year        or           3/31/98
                                                   Period        Period        Inception    or Inception
                        FYE          FYE           Ended         Ended         through      through
                        3/31/98      3/31/98       3/31/98       3/31/98       3/31/98      3/31/98
                        Without      Including     Without       Including     Without      Including
                        Sales        Sales         Sales         Sales         Sales        Sales
                        Charges      Charges       Charges       Charges       Charges      Charges
                        -------      -------       -------       -------       -------      -------
International Growth
Fund                    14.81%       n/a           69.06%        n/a           n/a          n/a
 Primary A Shares
 Investor A Shares      14.58%       n/a           73.58%        n/a           134.48%      n/a
 Investor  B Shares     13.53%       8.53%         14.14%        10.14%        n/a          n/a
 Investor C Shares       7.04%       n/a            7.04%        n/a           n/a          n/a


* Primary A Shares of the Company do not carry a sales charge.

        The Primary Shares and Investor Shares of the Equity Income Fund, Government Securities Fund and International Equity Fund may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month (in the case of the Government Securities Fund) or a three-month (in the case of the Equity Income Fund and International Equity Fund) period as a percentage of the maximum offering price per share on the last day of such period. The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

        The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by DONOGHUE'S MONEY FUND REPORT, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas. Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, OR in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

        In addition, the performance and yield of a class of shares in Nations Equity Income Fund and Nations International Equity Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. The performance and yield of a class of shares in the Nations International Equity Fund may be compared to the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks. Any given performance comparison should not be considered representative of a Fund's performance for any future period.

                                  MISCELLANEOUS

CERTAIN RECORD HOLDERS

        James Sommers, a Trustee of NFI, owns 11.55% of Primary A Shares of the North Carolina Intermediate Municipal Bond Fund.

        The following indicates those persons who owned 5% or more of the indicated class of shares as of August, 1998. Unless otherwise indicated, the address for each recordholder of Primary Shares is 1401 Elm Street, 11th Floor, Dallas, Texas 75202.


                      NATIONS GOVERNMENT MONEY MARKET FUND

E-Net Inc                         Investor A      NationsBank of Texas     Primary A
PO Box 100                         25.0116%       NA                       99.8684%
Germantown, MD 20875                              Attn:  Adrian Castillo
                                                  1401 Elm Street 11th
                                                  Floor
                                                  Dallas, TX  75202-2911

National Financial For the        Investor A      NationsBank of Texas     Primary B
Exclusive                           6.7579%       NA                         100%
Benefit of Our Customer                           Attn:  Adrian Castillo
200 Liberty Street                                1401 Elm Street 11th
1 World Financial Center                          Floor
Attn Mutual Funds 5th Floor                       Dallas, Texas
New York, NY 22043-0000                           75202-2911

Ramon A. Alvarez                  Investor A      National Financial         Daily
2116 Great Falls Street             6.1707%       For the  Exclusive         Shares
Falls Church, VA 22043-0000                       Benefit Of Our            65.2428%
                                                  Customers
                                                  200 Liberty Street
                                                  1 World Financial
                                                  Center
                                                  Attn:  Mutual Funds
                                                  5th Floor
                                                  New York, NY  10281

                                      144


Norbert Dickman & Robert          Investor B      Jeffrey H. Schwartz        Daily
Dickson                            12.9377%       PO Box 20493              Shares
Trustees                                          Tampa, FL  33622-0493    34.6099%
Barbara Fasken 1995 Trust
303 West Wall Avenue Suite
1900
Midland, TX  79701

Robert N. Herman and              Investor B      John M. Meister and     Investor C
Ann L. Herman                      12.2759%       Cheryl L. Meister        49.5964%
JTWROS                                            JTTEN
9601 Eagle Ridge Drive                            4 Sun Flare Court
Bethesda, MD  20817                               Greer, SC  29650

Fasken Oil and Ranch LTD          Investor B      Beulah W. Kelsey        Investor C
303 W. Wall Avenue Suite 1900       7.6842%       Trustee                   7.9594%
Midland, TX  79701                                Dated December 10,
                                                  1992
                                                  Beulah W. Klesey
                                                  Revocable Trust
                                                  56 Freshwater Lane
                                                  Hilton Head, SC  29928

Title Company of NC Inc.          Investor B      Roger Cabrera           Investor C
Trustee                             7.1441%       8525 NW 166th Terrace     7.4104%
For Level Associates LP(B)                        Miami, FL  33016
Attn:  F. Alton Russell
PO Box 2718
Raleigh, NC  27602

Hare & Co., Bank of New York      Investor B      Robert Stephen          Investor C
Attn:  Stif/Master Note             6.8261%       Heckard, Jr.             7.05507%
One Wall Street 2nd Floor                         4020 Glenn Landing
New York, NY  27602                               Drive
                                                  Winston Salem, NC
                                                  27107-3777

Fasken LTD                        Investor B      Juanita A. Ohanian and  Investor C
303 W. Wall Avenue Suite 1900       6.758%        Sarkish Ohanian JTTEN     6.3633%
Midland, TX  79701                                10826 Nantucket
                                                  Terrace
                                                  Potomac, MD  20854

American Woodmark Corp.           Investor B
Attn:  Mr. Glenn Eanes              6.064%
3102 Shawnee Drive
Winchester, VA  22602-4208

                               NATIONS VALUE FUND


MAC & CO A/C MSTF1002012          Investor A      Roy R. Martine &        Investor A
Mutual Fund Operations              6.4379%       Kathleen H. Martine       8.4229%
PO Box 3198                                       JTWROS
Pittsburgh, PA 15230-3198                         4009 Tottenham Court
                                                  Richmond, VA
                                                  23233-1771

NationsBank of Texas NA            Primary A      BNY Cust                Investor A
Attn:  Adrian Castillo             89.2518%       Rollover IRA FBO          6.9354%
1401 Elm Street 11th Floor                        William D. Patterson
Dallas, TX  75202-2911                            1742 Hilltop
                                                  Kingwood, TX  77339

Stephens Inc.                      Primary B      J. David Dalton TTEE    Investor A
Attn:  Cindy Cole                    100%         Lowcountry                5.581%
111 Center Street                                 Orthopedics
Little Rock, AR  72201                            Associates P/S/P
                                                  Dated 08-05-87
                                                  9300 Medical Plaza Drive
                                                  Charleston, SC  29405

                                      145


                          NATIONS MUNICIPAL INCOME FUND


NFSC FEBO #W52-000019             Investor A      Linda Sloan Mundy TTEE  Investor A
Frank B. Comfort                    6.013%        Carl and Anne Mundy      47.3618%
4912 Cedar Drive                                  Memorial
West Des Moines, IA  50266                        Education Trust U/A
                                                  DTD 07/16/97
                                                  R-1 Quarters MCB
                                                  Quantico, VA  22134

Denise Maxwell                    Investor C      George Gray             Investor A
45 Saddlebrook                     27.5076%       1708 Riverside Drive     16.0478%
Houston, TX  11024                                Holly Hill, FL  32117

College Park Partners LTD         Investor C      Kevin Carl Connor and   Investor A
117 Spring Chase Circle             9.4969%       Cynthia J. Pietsh        10.8027%
Atlamonte Springs, FL                             JTWROS
32714-6520                                        127 Dolores Court
                                                  Holly Hill, FL  32117

Emmet David Gelhot                Investor C      Ronald W. Pietsch and   Investor A
5630 Oleatha Avenue                 5.1443%       Carole J. Pietsch         10.4269
Saint Louis, MO  63139-1504                       16811 Brushy Fork Road
                                                  Newar, OH  43056-0000

NationsBank of Texas NA            Primary A      Robert L. Derrick and   Investor A
Attn:  Adrian Castillo             99.9844%       Carolyn K. Derrick        5.2992%
1401 Elm Street 11th Floor                        JTTEN
Dallas, TX  75202-2911                            712 Woodside Trials
                                                  Unit 201
                                                  Ballwin, MO  63021
Sid Meier                         Investor B
2 Sheepfold Lane                    6.6225%
Hunt Valley, MD  21030-1113

                      NATIONS MD INTER. MUNICIPAL BOND FUND

Robert Gladstone and              Investor A      Kwok Luen Lee and       Investor C
Leslie Gladstone JTTEN             20.8721%       Patsy S. Lee JTTEN        5.0281%
2468 Belmont Road, NW                             2705 Hardy Avenue
Washington, DC  20008-1610                        Wheaton, MD  20902

Carol C. House &                  Investor A      NationsBank of Texas     Primary A
Peter W. House JTWROS               5.2253%       NA                       99.9451%
4210 Leeward Place                                Attn:  Adrian Castillo
Bethesda, MD  20816                               1401 Elm Street 11th
                                                  Floor
                                                  Dallas, TX  75202-2911

Albert J. Robertazzi &            Investor C      Laurel R. G. Moreno     Investor B
Susan E. Franks JTWROS             10.6919%       Trustee                   4.9446%
11564 West Hill Drive                             U/Deed DTD 10/14/91
Rockville, MD  20852-3721                         FBO Miro Gudelsky
                                                  10808 Riverwood Drive
                                                  Potomac, MD
                                                  20854-1334

James Lee Donaldson and           Investor C      Walter F. Engelhaupt &  Investor A
Robert W. Donaldson JTTEN           8.2134%       Vivian K. Engelhaupt &   67.8225%
PO Box 336                                        Stephen Engelhaupt
Libertytown, MD  21702                            JTTEN
                                                  3514 Hiss Avenue
                                                  Baltimore, MD  21234

Girard F. Stegner and             Investor C      Stephens Inc.           Investor A
Betty C. Stegner JTTEN              6.865%        Attn:  Jim Clark         10.9648%
29 Consett Place                                  Nationsbank
Fredrick, MD  21702                               NC1-002-33-31
                                                  101 South Tryon Street
                                                  Charlotte, NC  28255

                                      146


Jessixa Udall Gil and             Investor C      Stephens Inc.           Investor A
Milan D. Smith JTWROS               6.733%        Attn:  Jim Clark          8.679%
5619 Wisconsin Avenue                             Nationsbank
Chevy Chase, MD  20815-4415                       NC1-002-33-31
                                                  101 South Tryon Street
                                                  Charlotte, NC  28255

Mary S. Tilbury                   Investor C      Stephens Inc.           Investor A
19817 Greenside Terrace             6.7087%       Attn:  Jim Clark          7.112%
Gaithersburg, MD  20879                           Nationsbank
                                                  NC1-002-33-31
                                                  101 South Tryon Street
                                                  Charlotte, NC  28255

Frank Baker & Steven L. Baker &   Investor C      Stephens Inc.           Investor A
Teresa L. Radi JTTEN                5.8054%       Attn:  Jim Clark          5.4218%
250 Wyngate Drive                                 Nationsbank
Frederick, MD  21701                              NC1-002-33-31
                                                  101 South Tryon Street
                                                  Charlotte, NC  28255

                      NATIONS SHORT INTER. GOVERNMENT FUND

Burgess Pigment CO                Investor A      NationsBank of Texas     Primary A
PO Box 349 Deck Blvd                7.253%        NA                       96.3942%
Sandersville, GA  31082                           Attn:  Adrian Castillo
                                                  1401 Elm Street 11th
                                                  Floor
                                                  Dallas, TX  75202-2911

James Street Property             Investor A      Reliance Trust Co.       Primary B
Investors                           5.3318%       PO Box 48449             99.9961%
600 Atlantic Avenue Suite 2000                    Atlanta, GA  30362
Boston, MA  02210

True Way Evangelistic Mission     Investor C      BNY Cust Rollover IRA   Investor A
Attn:  Wilmure Burden              23.0216%       FBO                      85.4317%
PO Box 61365                                      Bernice Schneider
Virginia Beach, VA  23466-1365                    1623 NE 172 Street
                                                  North Miami Beach,
                                                  FL  33162-1430

Dean Witter Reynolds Cust         Investor C      Wilma F. Hamilton &     Investor A
David E. Ellis                      6.8137%       James H. Hamilton &      13.3181%
IRA Standard DTD 8/17/94                          James H. Hamilton
Box 57                                            JTTEN
Goodrich, TX  77335                               PO Box 281
                                                  Pine Level, NC  27568

Jeanne N. Levy and                Investor C
Richard Levy and                    5.1551%
James Levy JTWROS
900 North Taylor Street, Apt
708
Arlington, VA  22203-1864

                      NATIONS GA INTER. MUNICIPAL BOND FUND

Lyles W. Sanders &                Investor A      Edward J. Derst Jr.     Investor B
Mary C. Sanders JTTEN              15.1768%       As Trustee               36.8053%
2305 Welton Place                                 U/A of Edward J.
Dunwoody, GA  30338                               Derst Jr.
                                                  Trust Agreement DTD
                                                  11/15/88
                                                  258 Varn Drive
                                                  Savannah, GA  31405

Letty C. Cagle and                Investor C      Jan R. H. Moggre        Investor A
Douglas Cagle JTTEN                64.6817%       9850 Terrace Lake        47.0721%
8592 Roswell Road Apt 318                         Pointe
Atlanta, GA  30350                                Rosell, GA  30076

                                      147



Charles Davidson and              Investor C      James F. Sowinski       Investor A
Judith L. Davidson JTTEN           16.8766%       C/O Serologicals Inc.    34.5601%
370b Rosalie Court                                780 Park North Blvd
Alpharetta, GA  30202                             #110
                                                  Clarkson, GA
                                                  30021-0000

NationsBank of Texas NA            Primary A      Harold J. Tenoso        Investor A
Attn:  Adrian Castillo             99.7934%       C/O Serologicals Inc.    16.1519%
1401 Elm Street 11th Floor                        780 Park North Blvd
Dallas, TX  75202-2911                            #110
                                                  Clarkson, GA
                                                  30021-0000

                      NATIONS SC INTER. MUNICIPAL BOND FUND

James T. Pearce                   Investor A      Rodney R. Monroe and    Investor C
PO Box 1986                        15.5496%       Carole O. Monroe JTTEN    5.9019%
Greenville, SC  29602-1986                        213 Westminster Avenue
                                                  Summerville, SC
                                                  29485-8010

Helena B. Clark                   Investor C      NationsBank of Texas     Primary A
324 Broad River Drive              12.3508%       NA                         100%
Santee, SC  29142-9301                            Attn:  Adrian Castillo
                                                  1401 Elm Street 11th
                                                  Floor
                                                  Dallas, TX  75202-2911

Edward McCloud and                Investor C      Gustave J. Crispyn and  Investor B
Elizabeth M. Robinson JTTEN        12.0012%       Mildred Crispyn JTTEN     12.34%
523 Carpenter Street                              2382 Cat Tail Pond
Charleston, SC  29412                             Road
                                                  Johns Island, SC
                                                  29455-6101

Diane Saari McCall and            Investor C      Jimmy Ruppe and Judy    Investor B
Mark J. McCall JTTEN               11.9437%       Ruppe                     7.3047%
12 Guerard Road                                   JTTEN
Charleston, SC  29407-7549                        1505 Cherokee Avenue
                                                  Gaffney, SC 29340

The Hobart W. Griffen &           Investor C      C. Clarke Moore and     Investor A
Frieda B. Griffen TR UAD            9.7829%       Michael K. Neil TTEES    98.1807%
1-31-92                                           C. W. F. Spencer Jr.
116 Dunbarton Circle                              Residual Trust
Aiken, SC  2980-5422                              U/A DTD 03/23/67
                                                  PO Box 230
                                                  Rock Hill, SC  29731

William L. Spadoni and            Investor C
Julia S. Spadoni JTTEN              7.1017%
PO Box 1019
Myrtle Beach, SC  29578-1019

                        NATIONS INTERNATIONAL EQUITY FUND

Charles Schwab & Co Inc.          Investor A      E. Larry Fonts TTEE     Investor C
Special Custody Account             5.8082%       FBO                       6.6754%
For Benefit of Customers                          Central Dallas
Attn:  Mutual Funds                               Association
101 Montgomery Street                             Profit Sharing Plan
San Francisco, CA  94104                          1201 Elm Street,
                                                  Suite 5310
                                                  Dallas, TX  75270

C. A. Porterfield &               Investor C     NationsBank Of Texas NA   Primary A
Rosalee Moxley &                    9.1623%      Attn: Adrian Castillo      94.5106
Frank Minton TTEES                               1401 Elm St 11th Floor
Starmount Company                                Dallas, TX 75202-2911
Capital Accumulation Plan
PO Box 10348
Greensboro, NC  27404-0349

                                      148


C. A. Porterfield &               Investor C      Stephens Inc.             Primary
Rosalee Moxley &                    8.9453%       Attn:  Cindy Cole         Class B
Frank Minton TTEES FBO                            111 Center Street          100%
Starmount Company Employees                       Little Rock, AR  72201
Tax Deferree Savings Plan
PO Box 10349
Greensboro, NC  27404-0349

Tatsushi T. Kubo,                 Investor C      Roy R. Martine &        Investor A
Max W. Dahlgren &                    7.79%        Kathleen H. Maritine     11.9072%
John Dahlgren TTEES FBO                           JTWROS
Epic Products International                       4009 Tottenham Court
Corporation 401(k) Plan                           Richmond, VA
2801 Randal Mill Road                             23233-1771
Arlington, TX  76005

Summerville Pediatrics PA         Investor C      BNY Cust                Investor A
Money Purchase Pension Plan         6.9734%       Rollover IRA FBO          7.8436%
312 Midland Parkway                               William D. Patterson
Summerville, SC  29485-8114                       1742 Hilltop
                                                  Kingwood, TX  77339

H. Grayson Mitchell Jr. and       Investor C
John Rawls TTEE FBO                 6.9086%
Grayson Mitchell Inc. 410K
Plan
PO Box 128
Emporia, VA  23847

Deeb Oweis and                    Investor C
Mohammad Oweis TTEES FBO            6.9025%
Amtec International Inc.
Profit Sharing Plan
1200 Woodruff Road A-2
Greenville, SC  29607

                       NATIONS GOVERNMENT SECURITIES FUND

Dodson Brothers                   Investor A      Marvel N. Mustard       Investor C
Exterminating Co. Inc.              6.2501%       289 Overholt Drive        5.7015%
Attn:  H. P. Dawson                               Virginia Beach, VA
PO Box 10249                                      23462
Lynchburg, VA 24506

Dean Witter Reynolds Cust         Investor C      Joseph W. Crawford      Investor C
David E. Ellis                     22.1803%       705 Staley Drive          5.6379%
IRA Standard DTD 8/17/94                          Murfreesboro, TN
Box 57                                            37130
Goodrich, TX  77335

Norbert E. Schulze                Investor C      NationsBank of Texas     Primary A
508 Rosinante Road                 12.4107%       NA                       66.1769%
El Paso, TX  79922                                Attn:  Adrian Castillo
                                                  1401 Elm Street, 11th
                                                  Floor
                                                  Dallas, TX  75202-2911

BNY Cust IRA FBO                  Investor C      Stephens Inc.            Primary B
Mary Jane Russo                     9.0544%       Attn:  Cindy Cole          100%
8 Maybrook Court                                  111 Center Street
Glen Arm, MC  21057                               Little Rock, AR  72201

                                      149


                               NATIONS PRIME FUND


Barnett Bank, NA Jacksonville     Investor A      Maire W. Thomason and   Investor C
Attn:  Carolyn Pries               38.3576%       James R. Thomason        21.0562%
11th Fl 099000116                                 JTTEN
50N Laura Street                                  2911 Polo Club Road
Jacksonville, FL  32202                           Nashville, TN  37221

National Financial for the        Investor A      Jim Celania             Investor C
Exclusive                           5.6524%       2000 S Canterbury Road   18.8898%
Benefit of Our Customers                          Charlotte, NC 28211
200 Liberty Street
1 World Financial Center
Attn:  Mutual Funds 5th Floor
New York, NY  10281

NationsBank of Texas NA            Primary A      Rebecca L. Layous       Investor C
Attn:  Adrian Castillo             89.6239%       Revocable Trust          15.7717%
1401 Elm Street 11th Floor                        Dated 3-5-92
Dallas, TX  75202-2911                            Rebecca L. Layous
                                                  Trustee
                                                  11500 Big Piney Way
                                                  Potomac, MD

Barnett Bank                       Primary A      DWR Cust For            Investor A
Attn:  Bill Lendzian                8.3554%       Infoproducts Corp.       27.2362%
PO Box 40200 FL9-100-03-09                        FBO Richard G. Grebner
Jacksonville, FL  32203-0200                      VIP Plus PFT Sharing
                                                  DTD 09/01/95
                                                  10220 Woodview Circle
                                                  Charlotte, NC
                                                  28277-8783

NationsBank of Texas NA            Primary B      Dean Witter Reynolds    Investor A
Attn:  Adrian Castillo               100%         Cust for                 23.6359%
1401 Elm Street 11th Floor                        Franklin D. Buck
Dallas, TX  75202-2911                            IRA Standard Dated
                                                  06/14/93
                                                  Rt. 1, Box 29
                                                  Rural Retreat, VA
                                                  24368

National Financial SVC Corp.     Daily Shares     Dean Witter Reynolds    Investor A
The Exclusive Benefit of           86.5142%       Cust For                 10.4246%
Our Customers                                     Jane S. Mollenhoff
Church Street Station                             IRA Standard Dated
PO Box 3752                                       06/14/93
New York, NY  10008-3752                          5603 Boatwright Circle
                                                  Williamsburg, VA
                                                  23185

National Financial For the       Daily Shares     Dean Witter Reynolds    Investor A
Exclusive                          12.3152%       Cust For                  9.9318%
Benefit of Our Customers                          J. Harold Courson
200 Liberty Street                                IRA Standard Dated
1 World Financial Center                          06/14/93
Attn:  Mutual Funds 5th Floor                     3212 Carmel Bay Drive
New York, NY  10281                               Mt. Pleasant, SC
                                                  29464-8512

Ronald B. Beasley and             Investor C      Edwin C. Carter         Investor A
Lynn J. Beasley JTTEN               9.3594%       Rosia W. Carter Tencom    5.6841%
161-H W. Hartley Drive                            Route 5, Box 1
High Point, NC 27265-2866                         Wytheville, VA
                                                  24382-9504

Dean Witter Reynolds Cust for     Investor C      BNY Cust                Investor A
Andrew S. Starzecki                 8.6087%       Rollover IRA FBO         13.6435%
IRA Rollover Dated 07/22/93                       William D. Patterson
5509 Sunningdale Drive                            1742 Hilltop
Charlotte, NC  28277-2679                         Kingwood, TX  77339


                                      150
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

Dean Witter Reynolds Cust for     Investor C      BNY Cust IRA FBO        Investor A
Max Elgan Clark                     6.7933%       James L. Bowen, Jr.       6.4855%
IRA Rollover Dated 08/26/93                       195 Springhill Drive
PO Box 276                                        Tifton, GA  31794
Mineral Wells, TX  76068-0876

John Jones and Becky L. Jones     Investor C      J. David Dalton TTEE    Investor A
JTTEN                               5.5108%       Lowcountry                5.4895%
4235 SW 111 Terrace                               Orthopaedics
Davie, FL  33328-2111                             Associates P/S/P
                                                  Dated 08-05-87
                                                  9300 Medical Plaza
                                                  Drive
                                                  Charleston, SC  29405

Steven A. Franks &                Investor C      BNY Cust Rollover IRA   Investor A
Larry D. Johnson TTEES For         36.0665%       FBO                       5.3368%
Fielder Electric Motor Repair                     James L. Payne
Inc.                                              Box 434
Pen Pln U/A DTD 10/1/82                           Hemphill, TX  75948
104 Poplar Knob Road
Galax, VA  24333

                              NATIONS TREASURY FUND

Hare & Co., Bank of New York      Investor A      NationsBank SWP            Daily
Attn:  Stif/Master Note            64.2851%       Disbursement Inc.         Shares
One Wall Street 2nd Floor                         NationsBank              34.1034%
New York, NY 10286                                Sweep/Autoborrow
                                                  First Citizens
                                                  Building
                                                  128 S. Tryon Street
                                                  NC1-006-08-03
                                                  Charlotte, NC 28255

Barnett Bank, NA Jacksonville     Investor A      Lois H. Bohler          Investor C
Attn:  Carolyn Pries               27.4846%       6 Bransford Place        28.7058%
11th Floor 099000116                              Augusta, GA 30904-6131
50 N. Laura Street
Jacksonville, FL  32202

Hare & Co., Bank of New York      Investor B      Kenneth E. Hester &     Investor C
Attn:  Stif/Master Note            38.7288%       James R. Wren, Jr.       17.6712%
One Wall Street 2nd Floor                         Co-TTEES Danial J.
New York, NY  27602                               Stowe
                                                  Rev Trust DTD 3/4/97
                                                  PO Box 1046
                                                  Belmont, NC 28012-1046

NationsBank of Texas NA            Primary A      Joe Oden and Marcia     Investor C
Attn:  Adrian Castillo             77.3185%       Oden JTTEN                5.2129%
1401 Elm Street 11th Floor                        RT 2 Box 600
Dallas, TX 75202-2911                             Normangee, TX  77891

Barnett Bank                       Primary A      Dean Witter Reynolds    Investor C
Attn:  Bill Lendzian               21.6612%       Cust For                 81.2652%
PO Box 40200 FL9-100-03-09                        John P. Nicoson
Jacksonville, FL 32203-0200                       IRA STD/Rollover DTD
                                                  01/31/95
                                                  13147 Ashvale Drive
                                                  Fairfax, VA 22033

NationsBank of Texas NA            Primary B      Dean Witter Reynolds    Investor C
Attn:  Adrian Castillo (B            100%         Cust For                 11.5779%
Shares)                                           James A. Cox
1401 Elm Street 11th Floor                        IRA Rollover Dated
Dallas, TX  75202-2911                            02/22/94
                                                  2015 Ashton Pointe
                                                  Drive
                                                  Dacula, GA 30211

National Financial For the       Daily Shares     Dean Witter Reynolds    Investor C
Exclusive                          63.8369%       Cust For                  7.1569%
Benefit of Our Customers                          Susan Fishburn
200 Liberty Street                                IRA
1 World Financial Center                          STD/Rollover-Spousal
Attn:  Mutual Funds 5th Floor                     01/31/95
New York, NY 10281                                13147 Ashvale Drive
                                                  Fairfax, VA  22033


                                      151

                           NATIONS CAPITAL GROWTH FUND

DWR Cust For Kenneth L.           Investor A      NationsBank of Texas     Primary A
Walgren                             5.2172%       NA                       97.5765%
MD                                                Attn:  Adrian Castillo
FBO Pooled Account                                1401 Elm Street 11th
VIP Plus PFT Sharing DTD                          Floor
10/01/97                                          Dallas, TX  75202-2911
5959 Harry Hines #402 St Paul
Prof
Dallas, TX  75235-6233

Howard Sodikoff TTEE FBO          Investor C      NationsBank of Texas     Primary B
Oak Ridge Toyota Inc.               8.917%        NA                       99.9937%
Retirement Savings Plan                           Attn:  Adrian Castillo
PO Box 10247                                      1401 Elm Street 11th
Lynchburg, VA  24506                              Floor
                                                  Dallas, TX  75202-2911

John M. Lewis &                   Investor C
Robert V. Dipauli &                 8.4507%
St Joe Communications Inc.
Employees Salary Deferral Plan
502 Fifth Street
Port St Joe, FL  32456

                          NATIONS BALANCED ASSETS FUND

NFSC FEBO #279-053856             Investor A      The Bank of New York     Primary A
American Industriestrust Comp       7.9622%       TTEE                      8.9109%
American I Trust Company Ttee                     Hitachi
U/A 08/22/97                                      Semiconductors
5700 NW Central Drive                             Pension Plan
Houston, TX  77092-2037                           Attn:  Stella Brown
                                                  One Wall Street 12th
                                                  Floor
                                                  New York, NY  10286

C.A. Porterfield &                Investor C      Barnett Banks Trust      Primary A
Rosalee Moxley &                   21.7528%       Company NA                8.0746%
Frank Minton TTEES FBO                            F/Disability PL &
Starmount Company Employees                       Employee Barnett
Tax Deferred Savings Plan                         U/A/D 7/21/82
PO Box 10349                                      Attn:  Income
Greensboro, NC  27404-0349                        Collections
                                                  PO Box 40200
                                                  Jacksonville, FL
                                                  32203-0200
C.A. Porterfield &                Investor C      NationsBank of Texas     Primary A
Rosalee Moxley &                   18.8263%       NA                        7.4097%
Frank Minton TTEES                                Attn:  Adrian Castillo
Starmount Company Employees                       1401 Elm Street 11th
Capital Accumulation Plan                         Floor
PO Box 10349                                      Dallas, TX  75202-2911
Greensboro, NC  27404-0349

Stuart K. Colonna TTEE            Investor C      BBTC NA                  Primary A
Bayshore Concrette Products         12.384%       BB of FL EMP              6.2722%
Corp.                                             Disability PL & TR
Retirement Savings Plan                           U/A/D 7/21/82
1 Bayshore Road PO Box 230                        Attn:  Income
Cape Charles, VA  23310                           Collections
                                                  PO Box 40200
                                                  Jacksonville, FL
                                                  32203-0200

BBTC N A                           Primary A      Bankers Trust FBO        Primary A
TR BBI & IT'S Affiliates 401H      26.0499%       Gardner Denver 192257     5.0261%
Plan                                              PO Box 9014
Succ Trust U/A/D 9/15/92                          Church Street Station
Attn:  Income Collections                         New York, NY  10008
PO Box 40200
Jacksonville, FL  32203-0200

BBTC NA                            Primary A      NationsBank of Texas     Primary B
BB of FL EMP Disability PL &       15.6919%       NA                       99.9992%
TR                                                Attn:  Adrian Castillo
U/A/D 7/21/82                                     1401 Elm Street 11th
Attn:  Income Collections                         Floor
PO Box 40200                                      Dallas, TX  75202-2911
Jacksonville, FL  32203-0200

                                      152
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

                         NATIONS SHORT-TERM INCOME FUND

Bankers Trust CO Cust FBO         Investor A      NationsBank of Texas     Primary A
Dimensions Health Corp             19.5343%       NA                       69.9567%
9200 Basil Court Suite 500                        Attn:  Adrian Castillo
Landover, MD 20785                                1401 Elm Street 11th
                                                  Floor
                                                  Dallas, TX  75202-2911

Michael D. Shea                   Investor A      Dean Witter Reynolds    Investor B
4770 South Altanta Road             5.124%        Cust For                  7.6021%
Smyrna, GA  30080                                 James R. Vaughn
                                                  IRA Standard DTD
                                                  6/18/93
                                                  234 Cureton Lane
                                                  Pickens, SC 29671-9306

BNY Cust IRA FBO                  Investor A      West Anderson Rural     Investor B
James L. Bowen Jr.                  28.168%       Water and Sewer           5.9095%
195 Springhill Drive                              Company Inc.
Tifton, GA  31794                                 2767 Whitehall Road
                                                  Barnwell, SC
                                                  29812-2609

Jean E. Kellogg and               Investor A      Dean Witter Reynolds    Investor B
Thomas G. Kellogg                   15.903%       Cust For                  5.6408%
52109 Tara Drive                                  William B. Rogers Jr.
South Bend, IN  46628                             IRA Rollover Dated
                                                  06/14/93
                                                  PO Box 1025
                                                  Greer, SC  29652-1025

BNY Cust IRA FBO                  Investor A      Stephens, Inc.           Primary B
Mary M. Ryan                       11.3496%       Attn:  Cindy Cole          100%
117 Great Oaks Lane                               111 Center Street
Roswell, GA  30075                                Little Rock, AR  72201

BNY Cust IRA FBO                  Investor A      Alden Enterprises,      Investor C
Cleveland H. White                 10.7953%       Inc.                     31.5584%
133 George Lane                                   5900 Gulf Blvd
Bonneau, SC  29431                                St Pete Beach, FL
                                                  33706

BNY Cust IRA FBO                  Investor A      The Lincolnshire Trust  Investor C
Jermiah J. Leahy                   10.6157%       5208 Lincolnshire        25.6605%
1101 N Elm Street #503                            Dallas, TX  75287
Greebsboro, NC  27401

BNY Cust IRA FBO                  Investor A      Erna M. Weidner         Investor C
Carl Blanks                         7.0493%       108 Lariat                9.4741%
3450 Evans Road Apt 120 A                         San Antonio, TX
Chamblee, GA  30341                               78232-1004

Gerd W. Kraemer TTEE              Investor A      Dean Witter Reynolds    Investor C
Gerd W. Kraemer Rev Trust            100%         Cust For                  7.4296%
DTD 10/12/90                                      C. Ronald Murray
425 Kings Bridge                                  IRA Rollover Dated
Atlanta, GA  30329                                06/14/93
                                                  5354 Curtisston Ct
                                                  Charleston, SC
                                                  29418-2035

BNY Cust Rollover IRA FBO         Investor A
Milton E. Syring                   97.4009%
4040 E Evans Road
San Antonio, TX  78259-1714


                                      153

                         NATIONS DIVERSIFIED INCOME FUND

Dean Witter Reynolds Cust For     Investor A      Jean E. Kellogg and     Investor A
James T. Pearce                     7.9474%       Thomas G. Kellogg         5.0524%
IRA SEP Dated 06/14/93                            52109 Tara Drive
PO Box 1986                                       South Bend, IN  46628
Greenville, SC 29602-1986

NationsBank of Texas NA            Primary A      Falcon Food Service     Investor C
Attn:  Adrian Castillo             98.3572%       CO Inc.                  11.8195%
1401 Elm Street 11th Floor                        Attn:  J. B. Kraft
Dallas, TX  75202-2911                            President
                                                  12753 Pineacre Lane
                                                  West Palm Beach, FL
                                                  33414

Stephens Inc.                      Primary B      Robert F. Fortin &      Investor C
Attn:  Cindy Cole                    100%         Donna J. Fortin JTTEN     6.8883%
111 Center Street                                 10600 Montclair Way
Little Rock, AR 72201                             Duluth, GA  30155

BNY Cust                          Investor A      Dean Witter Reynolds    Investor C
Rollover IRA FBO                   11.1938%       Cust for                  6.1567%
William D. Patterson                              Linda G. Walker
1742 Hilltop                                      IRA Rollover Dated
Kingwood, TX  77339                               06/14/93
                                                  7 Salley Street
                                                  Spartanburg, SC
                                                  29301-2403

BNY Cust IRA FBO                  Investor A      Stuart K. Colonna TTEE  Investor C
James L. Bowen Jr.                  8.949%        Bayshore Concrete         5.3948%
195 Springhill Drive                              Products Corp.
Tifton, GA  31794                                 Retirement Savings
                                                  Plan
                                                  1 Bayshore Road PO
                                                  Box 230
                                                  Cape Charles, VA
                                                  23310

J. David Dalton TTEE              Investor A
Lowcountry                          6.1418%
Orthopaedics Associates P/S/P
Dated 08-05-87
9300 Medical Plaza Drive
Charleston, SC  29405

                       NATIONS STRATEGIC FIXED INCOME FUND

Bankers Trust Co. Cust FBO        Investor A     Dean Witter Reynolds     Investor B
Dimensions Health Corp              8.1986%      Cust For                   6.3371%
9200 Basil Court Suite 500                       Robert A. Pierce
Landover, MD  20785                              IRA Rollover Dated
                                                 06/14/93
                                                 10 Lavington Court
                                                 Columbia, SC
                                                 29209-1944

Merchantile Safe Dep & Trust      Investor A     Dean Witter Reynolds     Investor B
Co.                                 7.2555%      Cust for                   5.1675%
Ttree                                            Ira L. Allen
Case Communications Defined                      IRA Rollover Dated
Benefit Plan A/C #3400306                        02/06/98
U/A DTD 05/28/1984                               1008 Greeway Lane
766 Old Hammonds Ferry Road                      Richmond, VA
Linthicum, MD  21090                             23226-1515

Alden Enterprises Inc.            Investor C     Dean Witter Reynolds     Investor B
5900 Gulf Blvd                     20.0526%      Cust for                   5.1576%
St Pete Beach, FL  33706                         Drayton L. Nance Jr. Md
                                                 IRA Rollover Dated 08/15/97
                                                 7715 North Rd PO Box 98 North,
                                                 SC 29112-0098


                                      154


Summerville Pediatrics PA         Investor C     BNY Cust                 Investor A
Money Purchase Pension Plan        10.6709%      Rollover IRA FBO          32.6139%
312 Midland Parkway                              William D. Patterson
Summerville, SC  29485-8114                      1742 Hilltop
                                                 Kingwood, TX  77339

John M. Lewis &                   Investor C     BNY Cust Rollover IRA    Investor A
Robert V. Dipauli &                 8.2859%      FBO                        12.7572
John H. Vaughan TTEES FBO                        James L. Payne
St Joe Communications Inc.                       Box 434
Employees Salary Deferral Plan                   Hemphill, TX  75948
502 Fifth Street
Port St Joe, FL 32456

BNY Cust IRA FBO                  Investor C     Anne Valcourt GDN FBO    Investor A
James A. Blanchard                  7.2802%      Danyel                    11.1014%
9 Las Brisas                                     Chaniequa Solange
Austin, TX  78746                                Valcourt
                                                 C/O H.R. Chaplin
                                                 9930 W. Broadview Drive
                                                 Bay Harbor Island, FL
                                                 33154

Carver Development Board          Investor C     BNY Cust Rollover IRA    Investor A
Capital Fund                        7.0239%      FBO                        9.6787%
226 North Hackberry                              C. Broughton Williams
San Antonio, TX  787202                          Jr.
                                                 2222 2nd Street, SE
                                                 Moultrie, GA
                                                 31768-0000

Erna M. Weidner                   Investor C     BNY Cust Rollover IRA    Investor A
108 Lariat                          6.0109%      FBO                        6.6314%
San Antonio, TX  78232-1004                      Helen M. Fulghum
                                                 38656 Post Road
                                                 Winston, GA  30187

Summerville Pediatrics PA         Investor C     BNY Cust Rollover IRA    Investor A
Money Purchase Pension Plan         5.0688%      FBO                         5.31%
312 Midland Parkway                              Jean S. Ramey
Summerville, SC  29485-8114                      25 Templewood Drive
                                                 Greenville, SC  29611

NationsBank of Texas NA            Primary A     BNY Cust Rollover IRA    Investor A
Attn:  Adrian Castillo             92.4447%      FBO                        5.2531%
1401 Elm Street 11th Floor                       Michael D. Turner
Dallas, TX  75202-2911                           Box 927
                                                 Eden, TX 76837

Stephens Inc.                      Primary B
Attn:  Cindy Cole                    100%
111 Center Street
Little Rock, AR 72201

                          NATIONS EMERGING GROWTH FUND

NFSC FEBO #179-689050             Investor A     Howard Sodikoff TTEE     Investor C
Douglas K. Higgins                  6.5153%      FBO                        5.2826%
101 W. Randol Mill Rd Ste 150                    Oak Ridge Toyota Inc.
Arlington, TX  76011-5810                        Retirement Savings Plan
                                                 PO Box 10247
                                                 Lynchburg, VA  24506

Citicorp USA Inc Cust For         Investor A     NationsBank of Texas NA   Primary A
Marlboro Equity Partners            5.2438%      Attn:  Adrian Castillo    92.6829%
One Sansome Street 24th Floor                    1401 Elm Street 11th
San Francisco, CA  94104                         Floor
                                                 Dallas, TX  75202-2911

                                      155


Dave Respess &                    Investor C     Barnett Bank NA Succ      Primary A
William C. Myers &                  11.128%      TTEE                       6.9292%
Greg Holmes & Lori Wallace &                     Barnett Pension-Large
James W. Clark TTEES FBO                         Cap Equity
Carver Machine Works 401(k)                      U/A DTD 9/19/79
Plan                                             Attn:  Mut FD Dept M/C
129 Christian Camp Road                          572-1270
Washington, DC  27889                            PO Box 40200
                                                 Jacksonville, FL
                                                 32003-0200

John M. Lewis &                   Investor C     Stephens Inc.             Primary B
Robert V. Dipauli &                 9.6707%      Attn:  Cindy Cole           100%
John H. Vaughan TTEES FBO                        111 Center Street
St Joe Communications Inc.                       Little Rock, AR  72201`
Employees Salary Deferral Plan
502 Fifth Street
Port St Joe, FL  32456

Dan Denkarik TTEE for the         Investor C     BNY Cust Rollover IRA    Investor A
Lakeland Battery Profit             8.6111%      FBO                       85.3806%
Sharing                                          Bernice Schneider
Plan DTD 7-1-84                                  1623 NE 172 Street
41840 S. Combee Road                             North Miami Beach, FL
Lakeland, FL  33801                              33162-1430

C. A. Porterfield &               Investor C     Wilma F. Hamilton &      Investor A
Rosalee Moxley &                    7.4318%      James H. Hamilton &        13.37%
Frank Minton TTEES FBO                           James H. Hamilton JTTEN
Starmount Company Employees                      PO Box 281
Tax Deferred Savings Plan                        Pine Level, NC  27568
PO Box 10349
Greensboro, NC  27404-0349

Tatsushi T. Kubo, Max W.          Investor C
Dahlgren & John Dahlgren            7.3361%
TTEES FBO
Epic Products International
Corporation 401(k) Plan
2801 Randal Mill Road
Arlington, TX  76005

                      NATIONS FL INTER. MUNICIPAL BOND FUND

Joseph J. Jillson                 Investor A     Sarah A. Barlow TTEE     Investor A
3537 SW Corporate PKWY             54.0833%      Sarah A. Barlow Trust     31.0531%
Palm City, FL  34990-8151                        U/A DTD 07/19/1990
                                                 8400 Vamo Road Apt 664
                                                 Sarasota, FL  34231

Harry Singer Family LTD           Investor A     Selma Lifsher Trustee    Investor A
A Colorado LTD Partnership         12.4165%      Selma Lifsher Trust        25.553%
2960 Wentworth                                   Dated 3-2-89
Weston, FL  33332                                19355 Turnberry Way
                                                 Apt PHA
                                                 Aventura, FL  33180

Doris R. Bomstein and             Investor C     Robert N. Parsell Jr.    Investor A
Stanford Bomstein TTEES            35.3114%      and                       14.1646%
Doris R. Bomstein Trust                          Inez G. Parsell JTWROS
U/A/D 8/20/91                                    207 East 25th Street
3000 S Ocean Blvd Apt 1201                       Sanford, FL  32779-0000
Boca Raton, FL 33432

                                      156


Lynn Fain Friedman Trust DTD      Investor C     Ben M. Turk and Linda    Investor A
7/5/94                             29.4837%      A. Turk                    6.3104%
Lynn Fain Friedman TTEE                          JTWROS
5817 Midhill Street                              210 Crown Pointe
Bethesda, MD  20817                              Circle #100
                                                 Longwood, FL 32779-0000

Sandford and Doris R. Bomstein    Investor C     Jerry Jacobs and         Investor A
TTEES                              28.0696%      Candice Jacobs             5.9781%
Sanford Bomstein Trust UAD                       JTWROS
11/4/91                                          306 Brantley Harbor
3000 South Ocean Blvd #1201                      Drive
Boca Raton, FL  33431                            Longwood, FL 32779-0000

NationsBank of Texas NA            Primary A
Attn:  Adrian Castillo             99.0439%
1401 Elm Street 11th Floor
Dallas, TX  75202-2911

                      NATIONS NC INTER. MUNICIPAL BOND FUND

James B. Sommers                  Investor A     Donald H. Gabriel        Investor C
237 Cherokee Road                  11.8812%      3216 Champaign Street      5.4021%
Charlotte, NC  28207                             Charlotte, NC
                                                 28210-0000

W. Frank Dowd, Jr.                Investor A     Roger W. Simmons and     Investor C
PO Box 35430                        6.9978       Mary R. Simmons JTTEN      5.3712%
Charlotte, NC  28235-5430                        150 River Holl Drive
                                                 Advance, NC  27006

NFSC FEBO #042072                 Investor A     Ethel L. Clowes          Investor C
Ron F. Robine &                     6.2518%      3137 Burke Mill Court      5.2877%
Cathy G. Robine                                  Winston Salem, NC
18512 Square Sail Road                           27103
Cornelius, NC 28031

Barbara B. Coyner                 Investor C     NationsBank of Texas NA   Primary A
513 Lake Boone Trail               20.4711%      Attn:  Adrian Castillo    99.9448%
Raleigh, NC  27608-1027                          1401 Elm Street 11th
                                                 Floor
                                                 Dallas, TX  75202-2911

J. Robert Stout &                 Investor C     Dorothy P. Stroud        Investor A
Maggie S. Stout                    14.7853%      155 HWY 58 South          36.0801%
TTEES FBO J. Robert Stout                        Kinston, NC  28504
Revocable
PO Box 35343
Greensboro, NC  27425

Anna B. Steele                    Investor C     David C. Lavoie Cust     Investor A
2041 Georgia Avenue                 9.5558%      Douglas K. Lavoie Utma    22.1728%
Winston-Salem, NC  27104                         NC
                                                 5410 McApline Farm Road
                                                 Charlotte, NC 28226

W. Joseph Selvia and              Investor C     David C. Lavoie Cust     Investor A
Jay P. Selvia JTTEN                 8.8047%      Rebecca T. Lavoie Utma    22.1728%
5730 Phillips Bridge Road                        NC
Winston Salem, NC 27104-3323                     5410 McApline Farm Road
                                                 Charlotte, NC  28226

William F. Cox                    Investor C     Charles M. Gulledge      Investor A
3225 Bermuda Village                8.7975       4600 Belvoir Court         8.9552%
Advance, NC  27006-9478                          Charlotte, NC  28270

                                      157


Thomas H. Blount and              Investor C     Karen Elizabeth Ritchie  Investor A
Doris J. Blount JT TEN              5.4146%      16029 Hollingbourne        7.1107%
207 W 11th Street                                Road
Washington, DC 27889                             Huntersville, NC  28078

                      NATIONS TX INTER. MUNICIPAL BOND FUND

Edith M. Thalman Trust            Investor A     NationsBank of Texas NA   Primary A
U/A DTD 4/28/1998                  29.0638%      Attn:  Adrian Castillo      100%
5710 E 106th Street                              1401 Elm Street 11th
Tulsa, OK  74137-7038                            Floor
                                                 Dallas, TX  75202-2911

Orsinger Investments LTD          Investor A     James Robert Mallory     Investor B
2206 Camelback Drive               11.8379%      and                       11.2838%
San Antonio, TX  78209-4262                      Faith K. Mallory JTTEN
                                                 2400 Winton Terrace
                                                 East
                                                 Ft Worth, TX  76109

Motco                             Investor A     Montine T. Wisdom        Investor B
PO Box 17001-trust                 10.5923%      6335 W. Northwest HWY      11.043%
San Antonio, TX 78217                            #1318
                                                 Dallas, TX  75225-3533

Plains National Bank Ttee         Investor A     Oliver Roofing Systems   Investor B
Giles W. Dalby Mineral Trust        7.6092%      PO Box 180191              8.1776%
#2                                               Austin, TX  78778
PO Box 271
Lubbock, TX  79408

First National Huntsville Co      Investor A     A. G. Martin and         Investor B
Ttee                                6.3954%      Nellie L. Martin           7.4552%
L L Moore Family Key Trust                       JTTEB
PO Box 659                                       2011 32nd Street
Huntsville, TX  77342-0659                       Lubbock, TX  79411

Orsinger Investments LTD          Investor C     Reggie D. Bradford &     Investor A
2206 Camelback Drive                98.8117      Sharon A. Bradford        85.8037%
San Antonio, TX  78209-4262                      3306 Oak Hill Drive
                                                 Garland, TX  75043

                      NATIONS TN INTER. MUNICIPAL BOND FUND

Bob G. Long                       Investor A     Gustave J. Crispyn       Investor B
PO Box 2666                        16.6003%      Trustee                    8.3627%
Hermitage, TN  37076                             Joseph A. Crispyn Trust
                                                 Dated 07-21-97
                                                 2382 Cat Tail Pond Road
                                                 Johns Island, SC
                                                 29455-6101

Marshall T. Polk, III             Investor A     Mildred M. Crispyn TTEE  Investor B
PO Box 90148                       14.7803%      Timothy J. Crispyn         7.3761%
Nashville, TN  37209-0148                        Trust
                                                 DTD 7-21-97
                                                 2382 Cat Tail Pond Road
                                                 Johns Island, SC
                                                 29455-6101

Joseph L. Dilorenzo               Investor A     Ellen Aston Paull        Investor B
310 Watercress Drive                7.5563%      1407 N Weston Lane         6.9073%
Franklin, TN  37064                              Austin, TX  78733

Ralph S. Graham Ttee              Investor A     Joanne B. Stegall        Investor B
Ralph S. Graham Rev Liv Trust       7.1813%      517 Cameo Terrace          5.7712%
U/A DTD 08/14/1990                               Chesapeake, VA  23320
PO Box 235
Big Sandy, TN  38221

                                      158
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

James R. Kellam III               Investor A     Donald W. Henderson      Investor B
3605 Sycamore Lane                  6.9136%      2919 Ft Campbell Blvd      5.0983%
Nashville, TN  37215-1937                        Hopkinsville, KY  42240

Stephens Inc.                     Investor C     Edward H. Waelterman &   Investor B
Attn:  Cindy Cole                   99.597%      Mary L.                    5.0983%
111 Center Street                                Ellersieck Cottees
Little Rock, AR  72201                           Edward H. &
                                                 Cornelia Waelterman Tr
                                                 U/A
                                                 12/6/78
                                                 4 Count Fleet Circle
                                                 Florissant, MO
                                                 63033-2209

NationsBank of Texas NA            Primary A     Stephens Inc.            Investor A
Attn:  Adrian Castillo               100%        Attn:  Jim Clark          34.1682%
1401 Elm Street 11th Floor                       Nationsbank
Dallas, TX  75202-2911                           NC1-002-33-31
                                                 101 South Tryon Street
                                                 Charlotte, NC  28255

John O. Colton                    Investor B     Stephens Inc.            Investor A
6211 Jocelyn Hollow Road           22.8875%      Attn:  Jim Clark          26.9716%
Nashville, TN  37205-3213                        Nationsbank
                                                 NC1-002-33-31
                                                 101 South Tryon Street
                                                 Charlotte, NC  28255

Robert R. Hayes and               Investor B     Stephens Inc.            Investor A
Vira E. Hayes JTTEN                14.0134%      Attn:  Jim Clark          22.0725%
400 Bryants Lane                                 Nationsbank
Woodbury, TN  37190-1641                         NC1-002-33-31
                                                 101 South Tryon Street
                                                 Charlotte, NC  28255

Win Communication Corp            Investor B     Stephens Inc.            Investor A
Attn:  Bob Poole                   12.8097%      Attn:  Jim Clark          16.7877%
6755 Jimmy Carter Blvd                           Nationsbank
Norcross, GA  30071-1702                         NC1-002-33-31
                                                 101 South Tryon Street
                                                 Charlotte, NC  28255

                    NATIONS INTERMEDIATE MUNICIPAL BOND FUND

NFSC FEBO #W52-000019             Investor A     NationsBank of Texas NA   Primary A
Frank B. Comfort                   14.1138%      Attn:  Adrian Castillo    99.8823%
4912 Cedar Drive                                 1401 Elm Street 11th
West Des Moines, IA 50266                        Floor
                                                 Dallas, TX  75202-2911

Vatco                             Investor A     Linda Sloan Mundy TTEE   Investor A
C/O The Trust Company of                         Carl and Anne Mundy       44.7608%
Virginia                                         Memorial
6800 Paragon Place Suite 237                     Education Trust U/A
Richmond, VA  23230                              DTD 07/16/97
                                                 R-1 Quarters MCB
                                                 Quantico, VA  22134

Enterprise Trust &                Investor A     George Gray              Investor A
Investments Co.                     5.9688%      1708 Riverside Drive      16.2499%
15425 Los Gatos Blvd #150                        Holly Hill, FL  32117
Los Gatos, CA  95032

Gerhard Kleinschmidt and          Investor C     Ronald W. Pietsch and    Investor A
Gwendolyn Kleinschmidt JTWROS      32.9196%      Carole J. Pietsch JTTEN   11.7314%
101 Oak Creek Trail                              16811 Brushy Fork Road
Aledo, TX  76008                                 Newar, OH  43056-0000

Eugene R. Allspach and            Investor C     Kevin Carl Connor and    Investor A
Joann M. Allspach JTWROS           26.2854%      Cynthia J. Pietsh         10.2094%
3760 Darcus Street                               JTWROS
Houston, TX  77005-3704                          127 Dolores Court
                                                 Holly Hill, FL  32117

                                      159


Charles W. Doolin                 Investor C     Robert L. Derrick and    Investor A
3508 Harvard Avenue                 19.526%      Carolyn K. Derrick         5.9621%
Dallas, TX  75205-0000                           JTTEN
                                                 712 Woodside Trails
                                                 Unit 201
                                                 Ballwin, MO  63021

Neal S. Platzer and               Investor C
Jack Crosby JTTEN                  14.2207%
Special Account
1410 Lost Ridge Circle
Seabrook, TX  77586-4514

                    NATIONS SHORT TERM MUNICIPAL INCOME FUND

Robert E. Esrey Trust             Investor A     NFSC FEBO #w52-000019    Investor A
Robert E. Esrey Ttee U/A           18.8335%      Frank B. Comfort           5.1411%
11-30-94                                         4912 Cedar Drive
C/O Cohen Esrey Estate Co.                       West Des Moines, IA
4435 Main Street STE 100                         50266
Kansas City, MO  64111-1856

Julius W. Erving                  Investor A     Donald E. Steen &        Investor C
Two Magic Place                     7.5409%      Trudy K. Steen JTWROS     56.0964%
Maitland, FL  32810                              5715 Thames Court
                                                 Dallas, TX  75252

Edd Price Jr. and Lynn Price      Investor A     Christopher H. Williams  Investor C
Jtten                               7.2854%      9531 Gadwell Terrace      27.9218%
5600 Oakbrook Pkwy Suite 120                     Cherterfield, VA
Norcross, GA  30093                              23838-5289

Thurman D. Kitchin                Investor A     Eugene R. Allspach and   Investor C
PO Box 1479                         7.0996%      Joann M. Allspach         12.3916%
Winter Park, FL  32790                           JTWROS
                                                 3760 Darcus Street
                                                 Houston, TX  77005-3704

Henry F. Figon Trusthenry         Investor A     NationsBank of Texas NA   Primary A
Frigon Tteedtd 03/23/98             5.8324%      Attn:  Adrian Castillo    99.7998%
Attn:  Susan Riley                               1401 Elm Street 11th
PO Box 18                                        Floor
Maysville, MO  64469                             Dallas, TX  75202-2911

                         NATIONS VA MUNICIPAL BOND FUND

NationsBanc Montgomery Secs       Investor A     Stephens Inc.            Investor C
737-00016-17                       54.6716%      Attn:  Cindy Cole         99.6455%
Attn:  Mutual Funds - 4th                        111 Center Street
Floor                                            Little Rock, AR  72201
600 Mongomery Street
San Francisco, CA  94111

Rodney M. Carlson and             Investor A     NationsBank of Texas NA   Primary A
Joyce L. Carlson Jtten              8.3604%      Attn:  Adrian Castillo      100%
3608 South Creek Court                           1401 Elm Street 11th
Chesapeake, VA  23325                            Floor
                                                 Dallas, TX  75202-2911

Rebecca C. Bell                   Investor A     Roy R. Martine &         Investor A
1092 Oaklawn Drive                  7.1435%      Kathleen H. Martine       95.1388%
Culpeper, VA  22701                              JTWROS
                                                 4009 Tottenham Court
                                                 Richmond, VA
                                                 23233-1771

                                      160


Jessie E. Spells                  Investor A
14927 Boydell Drive                 6.2441%
Centreville, VA  22020-1534

                         NATIONS MD MUNICIPAL BOND FUND


Carol C. House &                  Investor A     NFSC FEBO #W38-001570    Investor B
Frank W. House Jtwros              49.6874%      William R. Gee             5.2654%
4210 Leeward Place                               Anne Duer Gee
Bethesda, MD  20816                              15 Spyglass
                                                 Timonium, MD  21093

Charles E. Chlan                  Investor A     Betty J. Hallmark TTEE   Investor B
Sole Proprietorship                 12.686%      Betty J. Hallmark Rev      5.1504%
7200 Bel Air Road                                Intervivos
Baltimore, MD  21206                             Trust DTD 7-1-86
                                                 614 Old Country Road
                                                 Severna Park, MD
                                                 21146-4702

Raymond A. Turetsky and           Investor A     Walter F. Engelhaupt &   Investor A
Bess H. Turetsky Jtten             12.4283%      Vivian K. Engelhaupt &    69.7163%
11220 Woodson Avenue                             Stephen Engelhaupt
Kensington, MD  20895-1427                       JTTEN
                                                 3514 Hiss Avenue
                                                 Baltimore, MD  21234

Dona L. Lechliter and             Investor A     Stephens Inc.            Investor A
Stephen C. Lechliter Jtten          6.6983%      Attn:  Jim Clark           9.9653%
4002 Saul Road                                   Nationsbank
Kensington, MD  20895                            NC1-002-33-31
                                                 101 South Tryon Street
                                                 Charlotte, NC  28255

Richard E. Ireland and            Investor A     Stephens Inc.            Investor A
Mary E. Ireland Jtten               5.8161%      Attn:  Jim Clark           8.328%
1423 Grouse Court                                Nationsbank
Frederick, MD  21702                             NC1-002-33-31
                                                 101 South Tryon Street
                                                 Charlotte, NC  28255

Stephens Inc.                     Investor C     Stephens Inc.            Investor A
Attn:  Cindy Cole                  99.4909%      Attn:  Jim Clark           7.3087%
111 Center Street                                Nationsbank
Little Rock, AR  72201                           NC1-002-33-31
                                                 101 South Tryon Street
                                                 Charlotte, NC  28255

NationsBank of Texas NA            Primary A
Attn:  Adrian Castillo             98.4282%
1401 Elm Street 11th Floor
Dallas, TX  75202-2911

                         NATIONS NC MUNICIPAL BOND FUND


NFSC FEBO #X68-102709             Investor A     David C. Lavoie Cust     Investor A
Edward John Moshy &                61.5601%      Douglas K. Lavoie Utma    22.3728%
Virginia Moshy                                   NC
221 Tennwood Court                               5410 McApline Farm Road
Durham, NC  27712                                Charlotte, NC  28226

Stephens Inc.                     Investor C     David C. Lavoie Cust     Investor A
Attn:  Cindy Cole                  99.6411%      Douglas K. Lavoie Utma    22.3728%
111 Center Street                                NC
Little Rock, AR  72201                           5410 McApline Farm Road


                                      161

                                                 Charlotte, NC  28226
NationsBank of Texas NA            Primary A     Charles M. Gulledge      Investor A
Attn:  Adrian Castillo             95.6537%      4600 Belvoir Court         8.434%
1401 Elm Street 11th Floor                       Charlotte, NC 28270
Dallas, TX  75202-2911

Dorothy P. Stroud                 Investor A     Karen Elizabeth Ritchie  Investor A
155 HWY 58 South                   36.4054%      16029 Hollingbourne        7.1749%
Kinston, NC  28504                               Road
                                                 Huntersville, NC  28078

                         NATIONS SC MUNICIPAL BOND FUND

Donna R. Cart                     Investor A     Stephens Inc.            Investor C
1140 Partridge Road                48.5334%      Attn:  Cindy Cole          6.7846%
Spartanburg, SC  29302-3328                      111 Center Street
                                                 Little Rock, AR  72201

Cuppia Investments LP             Investor A     NationsBank of Texas NA   Primary A
PO Drawer 22449                    30.8709%      Attn:  Adrian Castillo      100%
Hilton Head Island, SC                           1401 Elm Street 11th
29925-2386                                       Floor
                                                 Dallas, TX  75202-2911

Charles J. Engelbach and          Investor A     C. Clarke Moore and      Investor A
Mary A. Engelbach Jtten             5.1599%      Michael K. Neil TTEES     98.2111%
PO Box 1006                                      C W F Spencer Jr
N Myrtle Beach, SC  29598                        Residual Trust
                                                 U/A DTD 03/23/67
                                                 PO Box 230
                                                 Rock Hill, SC  29731

Olga Weinstein                    Investor C
PO Box 31455                       93.1902%
Charleston, SC  29417-1455

                         NATIONS FL MUNICIPAL BOND FUND


National Financial SVS Corp       Investor A     Selma Lifsher Trustee    Investor A
For the Exclusive Benefit of       68.4849%      Selma Lifsher Trust        25.708%
Our                                              Dated 3-2-89
Customers                                        19355 Turnberry Way
Church Street Station                            Apt PHA
PO Box 3908                                      Aventura, FL  33180
New York, NY  10008-3908

Stephens Inc.                     Investor C     Robert N. Parsell Jr.    Investor A
Attn:  Cindy Cole                  99.6414%      and                       14.2505%
111 Center Street                                Inez G. Parsell JTWROS
Little Rock, AR  72201                           207 East 25th Street
                                                 Sanford, FL  32779-0000

NationsBank of Texas NA            Primary A     Ben M. Turk and Linda    Investor A
Attn:  Adrian Castillo             42.7262%      A. Turk                    6.3487%
1401 Elm Street 11th Floor                       JTWROS
Dallas, TX  75202-2911                           210 Crown Pointe
                                                 Circle #100
                                                 Longwood, FL
                                                 32779-0000

Barnett Banks Trust Company NA     Primary A     Jerry Jacobs and         Investor A
FBO Gene J. Dodson                  5.1532%      Candice Jacobs             6.0144%
U/A 9/21/94                                      JTWROS
Attn:  Income Collections                        306 Brantley Harbor
PO Box 40200                                     Drive
Jacksonville, FL  32203-0200                     Longwood, FL
                                                 32779-0000

                                      162

Sarah A. Barlow TTEE              Investor A
Sarah A. Barlow Trust              31.2415%
U/A DTD 07/19/1990
8400 Vamo Road Apt 664
Sarasota, FL  34231

                         NATIONS GA MUNICIPAL BOND FUND


Hunter R. Hughes III              Investor A     Stephens Inc.            Investor C
C/O Rogers and Hardin               64.843%      Attn:  Cindy Cole         99.6414%
2700 Cain International Tower                    111 Center Street
Atlanta, GA  30327                               Little Rock, AR  72201

Lucy M. Barrett                   Investor A     NationsBank of Texas NA   Primary A
4 Halfmoon Court                    7.7627%      Attn:  Adrian Castillo     99.969%
Savannah, GA  31411-2218                         1401 Elm Street 11th
                                                 Floor
                                                 Dallas, TX  75202-2911

William P. Handley and            Investor A     Jan R. H. Moggre         Investor A
Susan K. Handley Jtten              6.2827%      9850 Terrace Lake         51.3877%
6098 Lively Road                                 Pointe
Cumming, GA  30040                               Roswell, GA  30076

Robert A. Solheim &               Investor A     James F. Sowinski        Investor A
Dianne O. Solheim Jtten             6.2203%      C/O Serologicals Inc.     31.6918%
44271 Loch Highland Parkway                      780 Park North Blvd
Roswell, GA  30025                               #110
                                                 Clarkson, GA
                                                 30021-0000

Jerry D. Clements and             Investor A     Harold J. Tenoso         Investor A
Elsie A. Clements Jtwros            5.4789%      C/O Serologicals Inc.     14.8113%
1000 Applewood Drive Apt 184                     780 Park North Blvd
Roswell, GA  30076-0000                          #110
                                                 Clarkson, GA
                                                 30021-0000

                         NATIONS TN MUNICIPAL BOND FUND


Jerry L. Benefield &              Investor A     Miriam R. Hildebrand     Investor B
Evelyn S. Benefield Jtwros         73.0913%      884 Edmondson Pike        14.4325%
4036 Barfield Road                               Brentwood, TN  37027
Murfreesboro, TN  37129-4506

Allene Ellis & Joyce Rose         Investor A     Stephens Inc.            Investor A
Jtten                              10.6939%      Attn:  Jim Clark          33.0733%
2544 Bearwallow Road                             Nationsbank
Ashland City, TN  37015-4506                     NC1-002-33-31
                                                 101 South Tryon Street
                                                 Charlotte, NC  28255

Frank W. Condurelis and           Investor C     Stephens Inc.            Investor A
Jane Condurelis JTTEN              93.4203%      Attn:  Jim Clark          27.4693%
806 Brentview Drive                              Nationsbank
Bashville, TN  37220                             NC1-002-33-31
                                                 101 South Tryon Street
                                                 Charlotte, NC  28255

Stephens Inc.                     Investor C     Stephens Inc.            Investor A
Attn:  Cindy Cole                   6.5556%      Attn:  Jim Clark          24.0709%
111 Center Street                                Nationsbank
Little Rock, AR  72201                           NC1-002-33-31
                                                 101 South Tryon Street
                                                 Charlotte, NC  28255

NationsBank of Texas NA            Primary A     Stephens Inc.            Investor A
Attn:  Adrian Castillo             99.9446%      Attn:  Jim Clark          15.3865%
1401 Elm Street 11th Floor                       Nationsbank
Dallas, TX  75202-2911                           NC1-002-33-31
                                                 101 South Tryon Street
                                                 Charlotte, NC  28255

                                      163
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

                         NATIONS TX MUNICIPAL BOND FUND


Edith M. Thalman Trust            Investor A     Jay L. Willmann and      Investor C
U/A DTD 4/28/1998                  56.5539%      Catherine B. Willmann     99.5566%
5720 E 106th Street                              JTTEN
Tulsa, OK  74137-7038                            2918 Kassarine Pass
                                                 Austin, TX  78704-4655

Motco                             Investor A     NationsBank of Texas NA   Primary A
PO Box 176001-Trust                23.9904%      Attn:  Adrian Castillo    99.9677%
San Antonio, TX  78204                           1401 Elm Street 11th
                                                 Floor
                                                 Dallas, TX  75202-2911

Liberto Investments LTD           Investor A     Reggie D. Bradford &     Investor A
621 S Flores                        6.2242%      Sharon A. Bradford        86.8451%
San Antonio, TX  78204                           3306 Oak Hill Drive
                                                 Garland, TX  75043

                         NATIONS DISCIPLINED EQUITY FUND

MAC & Co A/C MSTF 1002012         Investor A     BBTC NA                   Primary A
Mutual Fund Operations              9.7183%      TR Barnett Employee       13.3628%
PO Box 3198                                      SVGS & Thrift PL U/A/D
Pittsburgh, PA  15230-3198                       12/31/84
                                                 Attn:  Income
                                                 Collections
                                                 PO Box 40200
                                                 Jacksonville, FL
                                                 32203-0200

Dan Denkarik TTEE For the         Investor C     Stephens Inc.             Primary B
Lakeland Battery Profit            14.3644%      Attn:  Cindy Cole           100%
Sharing                                          111 Center Street
Plan DTD 7-1-24                                  Little Rock, AR  72201
41840 S. Combee Road
Lakeland, FL  33801

Summerville Pediatrics PA         Investor C     BNY Cust                 Investor A
Money Purchase Pension Plan        12.8936%      Rollover IRA FBO          15.7058%
312 Midland Parkway                              William D. Patterson
Summerville, SC  29485-8114                      1742 Hilltop
                                                 Kingwood, TX  77339

James B. Ford and                 Investor C     BNY Cust Rollover IRA    Investor A
Joanne W. Ford JTTEN                7.4648%      FBO                        6.1434%
25 Century Blvd Suite 605                        James L. Payne
Nashville, TN  37214                             Box 434
                                                 Hemphill, TX  75948

Richard A. Royds TTEE             Investor C     J. David Dalton TTEE     Investor A
Miller Family Trust                 5.3554%      Lowcountry                 5.9683%
2900 South Tower Pennzoil                        Orthopaedics
Place                                            Associates P/S/P
Houston, TX  77002                               Dated 08-05-87
                                                 9300 Medical Plaza
                                                 Drive
                                                 Charleston, SC  29405

NationsBank of Texas NA            Primary A     Anne Valcourt GDN FBO    Investor A
Attn:  Adrian Castillo             47.0631%      Danyel                     5.3461%
1401 Elm Street 11th Floor                       Chaniequa Solange
Dallas, TX  75202-2911                           Valcourt
                                                 C/O H R Chaplin
                                                 9930 W. Broadview Drive
                                                 Bay Harbor Island, FL
                                                 33154

                                      164

BBTC NA                           Primary A
Retirmt PL & TR Of BBI &           18.462%
Affiliates U/A/D 9/19/79
Attn: Income Collections
PO Box 40200
Jacksonville, FL 32203-0200

                            NATIONS EQUITY INDEX FUND

Barnett Bank Administrator        Investor A     NationsBank of Texas NA   Primary A
Carnival Corp Retirement Plan      35.5834%      Attn:  Adrian Castillo    70.0126%
Attn:  Lowell Zemnick                            1401 Elm Street 11th
3655 NW 87 Avenue                                Floor
Miami, FL  33178-2418                            Dallas, TX  75202-2911

W. S. Avant Jr.                   Investor A     NationsBank of Texas      Primary A
7711 Louis Pasteur #810             7.7136%      TTEE                      22.8665%
San Antonio, TX  78229-0000                      NB 401K Plan
                                                 U/A DTD 01/01/1983
                                                 PO Box 2518
                                                 Houston, TX  77252-2518

Katherine Marie Ashby and         Investor A     Carn & Co #02174401       Primary B
James Lincoln Ashby Jtwros          6.004%       Hobbs Group LLC 401K      99.9862%
4016 Murphy Road                                 Plan
Nashville, TN  37209-4911                        Attn:  Mutual Funds
                                                 Star
                                                 PO Box 96211
                                                 Washington, DC
                                                 20090-6211

National Investor Services        Investor A     Stephen Inc For the      Investor A
Corp                                5.8276%      Exclusive                   100%
For the Exclusive Benefit of                     Benefit of Our
Our                                              Customers
Customers                                        111 Center Street
55 Water Street 32nd Floor                       Little Rock, AR  72201
New York, NY  10041-3299

                           NATIONS MANAGED INDEX FUND

Charles Schwab & Co. Inc.         Investor A     Roy R. Martine &         Investor A
Special Custody Account             13.699%      Kathleen H. Martine       29.0351%
For Benefit of Customers                         JWROS
Attn:  Mutual Funds                              4009 Tottenham Court
101 Montgomery Street                            Richmond, VA
San Francisco, CA  94104                         23233-1771

C.A. Porterfield &                Investor C     Sarah A. Barlow TTEE     Investor A
Rosalee Moxley &                   16.3994%      Sarah A. Barlow Trust      9.7142%
Frank Minton TTEES FBO                           U/A DTD 07/19/1990
Starmount Company Employees                      8400 Vamo Road, Apt 664
Tax Deferred Savings Plan                        Sarasota, FL  34231
PO Box 10349
Greensboro, NC  27404-0349

Rosemary H. Pettigrew and         Investor C     Selma Lifsher Trustee    Investor A
June H. Tilghman Co-TTEES FBO      13.0125%      Selma Lifsher Trust        7.9936%
G Lester Hash Trust U/A/D                        Dated 3-2-89
9-14-78                                          19355 Turnberry Way
250 Orlando Avenue                               Apt PHA
Indialantic, FL  32903-3421                      Aventura, FL  33180

                                      165

C.A. Porterfield &                Investor C     Jan R. H. Moggre         Investor A
Rosalee Moxley &                   11.1219%      9850 Terrace Lake          7.9295%
Frank Minton TTEES FBO                           Pointe
Starmount Company Employees                      Roswell, GA  30076
Capital Accumulation Plan
PO Box 10349
Greensboro, NC  27404-0349

NationsBank of Texas NA            Primary A     C. Clarke Moore and      Investor A
Attn:  Adrian Castillo             73.7455%      Michael K. Neil TTEES      6.6035%
1401 Elm Street 11th Floor                       C W F Spencer Jr
Dallas, TX  75202-2911                           Residual Trust
                                                 U/A DTD 03/23/67
                                                 PO Box 230
                                                 Rock Hill, SC  29731

Barnett Bank NA Succ TTEE          Primary A     James F. Sowinski        Investor A
Barnett Pension-Laerge Cap         21.1512%      C/O Serologicals Inc.      6.0242%
Equity                                           780 Park North Blvd
U/A DTD 9/19/79                                  #110
Attn: Mut Fd Dept M/C 572-1270                   Clarkson, GA
PO Box 40200                                     30021-0000
Jacksonville, FL  32203-0200

Pamela S. Keene and                Primary B
William Steven Keene JTWROS        99.4547%
2016 Englewood Drive
Apex, NC  275002

                         NATIONS MANAGED SMALL CAP INDEX

Charles Schwab & Co Inc.          Investor A     Barnett Bank NA Succ      Primary A
Special Custody Account            44.9497%      TTEE                      13.0881%
For Benefit of Customers                         Barnett Pension-Laerge
Attn:  Mutual Funds                              Cap Equity
101 Montgomery Street                            U/A DTD 9/19/79
San Francisco, CA  94104                         Attn: Mut Fd Dept M/C
                                                 572-1270
                                                 PO Box 40200
                                                 Jacksonville, FL
                                                 32203-0200

Dade Community Foundation Inc.    Investor C     Barnett Bank NA TTEE -    Primary A
200 South Biscayne Blvd Ste        21.8886%      Barnett Employees          6.0699%
2780                                             Savings &
Miami, FL  33131-2343                            Thrift Plan U/A DTD
                                                 12/31/1984 -
                                                 LFG BLD GR FD
                                                 Attn: Mut FD Dept M/C
                                                 F19-100-03-01
                                                 PO Box 40200
                                                 Jacksonville, FL
                                                 32203-0200

C.A. Porterfield &                Investor C     NationsBank of Texas NA   Primary B
Rosalee Moxley &                    11.587%      Attn: Adrian Castillo     99.9928%
Frank Minton TTEES FBO                           1401 Elm Street 11th
Starmount Company Employees                      Floor
Capital Accumulation Plan                        Dallas, TX  75202-2911
PO Box 10349
Greensboro, NC  27404-0349

C.A. Porterfield &                Investor C     Roy R. Martine &         Investor A
Rosalee Moxley &                   11.1106%      Kathleen H. Martine        8.8718%
Frank Minton TTEES FBO                           JWROS
Starmount Company Employees                      4009 Tottenham Court
Tax Deferred Savings Plan                        Richmond, VA
PO Box 10349                                     23233-1771
Greensboro, NC  27404-0349

                                      166

Dean Witter Reynolds Cust For     Investor C     BNY Cust                 Investor A
Timothy H. Maguire                  5.7479%      Rollover IRA FBO           8.3487%
IRA Rollover                                     William D. Patterson
3825 Riverhollow Court                           1742 Hilltop
Oviedo, FL  32765-9206                           Kingwood, TX  77339

NationsBank of Texas NA            Primary A     J. David Dalton TTEE     Investor A
Attn:  Adrian Castillo             68.8926%      Lowcountry                 5.0388%
1401 Elm Street 11th Floor                       Orthopaedics
Dallas, TX  75202-2911                           Associates P/S/P
                                                 Dated 08-05-87
                                                 9300 Medical Plaza
                                                 Drive
                                                 Charleston, SC  29405

                          NATIONS EMERGING MARKETS FUND

Charles Schwab & Co Inc.          Investor A     Munawar H. Hidayatallah  Investor C
Special Custody Account            12.0748%      1000 Louisiana Ste         13.709%
For Benefit of Customers                         5900
Attn:  Mutual Funds                              Houston, TX  77002-5014
101 Montgomery Street
San Francisco, CA  94104

Robert Kadlec                     Investor A     Summerville Pediatrics   Investor C
380 Rector Place Apt 4H             5.3546%      PA                         7.9296%
New York, NY  10280                              Money Purchase Pension
                                                 Plan
                                                 312 Midland Parkway
                                                 Summerville, SC
                                                 29485-8114

BNY Cust IRA Rollover FBO         Investor A     NationsBank of Texas NA   Primary A
Steven W. Duff                      5.3356%      Attn:  Adrian Castillo    99.9108%
1965 Broadway                                    1401 Elm Street 11th
New York, NY  10023                              Floor
                                                 Dallas, TX  75202-2911

Marcus J. Dash                    Investor C     Obie & Co                 Primary B
4900 Northside Drive               37.6123%      FBO Barron Orendaine      99.9718%
Atlanta, GA  30327                               P/S
                                                 #02096 2689500
                                                 Attn:  Mutual Fund
                                                 Unit (16 HCB 09)
                                                 PO Box 200547
                                                 Houston, TX  77216-0547

Hi-Tech Communications Inc.       Investor C
401(k) Plan                        26.7968%
PO Box 1569
League City, TX  77574-1569

                           NATIONS PACIFIC GROWTH FUND


Ron Underwood &                   Investor A     Dean Witter Reynolds     Investor C
David Brown Ttees                  12.7107%      Cust For                   8.953%
Dallas Heart Group                               Jean M. De Ru
401K Plan                                        IRA Standard DTD
11520 N Central Expwy #105                       06/14/93
Dallas, TX  75243                                2664 Sharondale Drive
                                                 Atlanta, GA  30305-3858

Walter J. Nott                    Investor A     William D. Ratliff III   Investor C
8320 Fulham Court                   9.8516%      201 Main Street Suite      8.917%
Richmond, VA  23227                              2200
                                                 Ft. Worth, TX
                                                 76102-0000

                                      167

Helen Goh &                       Investor A     NationsBank of Texas NA   Primary A
Jeffery M. Kadet Jtwros             5.6289%      Attn:  Adrian Castillo    97.8217%
Himonya Garden #9                                1401 Elm Street 11th
4-14-18 Himonya                                  Floor
Merguro-Ku Tokyo 152 Japan                       Dallas, TX  75202-2911

Deeb Oweis and                    Investor C     Obie & Co                 Primary B
Mohammad Oweis TTEES FBO           49.6072%      FBO Barron Orendaine      99.9732%
Amtec International Inc.                         P/S
Profit Sharing Plan                              #02096 2689500
1200 Woodruff Road A-2                           Attn:  Mutual Fund
Greenville, SC  29607                            Unit (16 HCB 09)
                                                 PO Box 200547
                                                 Houston, TX  77216-0547

Stephens Inc for the Exclusive    Investor C
Benefit of Our Customers           14.7102%
111 Center Street
Little Rock, AR  72201

                      NATIONS GLOBAL GOVERNMENT INCOME FUND


NationsBank Corporation           Investor A     Stephens Inc.             Primary B
NC1-007-23-01                      99.7095%      Attn:  Cindy Cole           100%
100 North Tryon Street                           111 Center Street
Charlotte, NC  28255                             Little Rock, AR  72201

Dean Witter Reynolds Cust For     Investor C     Dixie Restaurant         Investor B
Linda G. Walker                    83.8062%      Equipment Co Inc.          80.4721
IRA Rollover Dated 06/14/93                      2734 Spring Garden Road
7 Sally Street                                   Winston Salem, NC
Spartanburg, SC  29301-2403                      27106-5714

Stephens Inc for the Exclusive    Investor C     Dean Witter Reynolds     Investor B
Benefit of Our Customers           15.9767%      Cust For                   7.8018%
111 Center Street                                Sandra D. Riggs
Little Rock, AR  72201                           IRA Standard Dated
                                                 08/08/94
                                                 1608 Summerwood Trail
                                                 Hixson, TN  37343

NationsBank of Texas NA            Primary A     Stephens Inc. for the    Investor B
Attn:  Adrian Castillo             99.3291%      Exclusive                  6.8472%
1401 Elm Street 11th Floor                       Benefit of our
Dallas, TX  75202-2911                           Customers
                                                 111 Center Street
                                                 Little Rock, AR  72201

                        NATIONS INTERNATIONAL GROWTH FUND


Kleinwort Benson Invest MGT       Investor A     Stephens Inc.             Primary B
LTD                                 7.1719%      Attn:  Cindy Cole           100%
Client Account                                   111 Center Street
Attn:  Andy Poile                                Little Rock, AR  72201
PO Box 191 20 Fenchurch
London England EC3P 3DB

BNY Cust IRA FBO                  Investor C     William E. Prettyman     Investor B
Richard E. Snowbarger              15.2863%      Jr.                       47.5473%
Box 3884                                         5393 Royal Mile Blvd
Telluride, CO  81435                             Salisbury, MD  21801

Philworld Inc.                    Investor C     Rafael G. Herrera and    Investor B
DBA Waldo Pizza                     6.1125%      Patricia A. Herrera and    7.3056%
Attn:  Phil Bourne                               Enrique M. Acevedo
7433 Broadway Street                             JTTEN
Kansas City, MO  64114-1529                      7880 San Felipe #130
                                                 Houston, TX  77063-1626

                                      168

NationsBank of Texas NA            Primary A     Dean Witter Reynolds     Investor B
Attn:  Adrian Castillo             88.6645%      Cust for                   5.8012%
1401 Elm Street 11th Floor                       Susan Iley
Dallas, TX  75202-2911                           IRA STD/Rollover DTD
                                                 08/16/94
                                                 4656 East Grey Fox
                                                 Circle
                                                 Gum Spring, VA  23065

Northern Trust Co TTEE             Primary A
FBO Burlington Resources            6.3607%
A/C #22-46370
PO Box 92956
Chicago, IL  60675-2956

                        NATIONS U.S. GOVERNMENT BOND FUND

ISTCO                             Investor A     Humphrey Farrington &    Investor C
A Partnership                      24.4174%      McClain                   18.7394%
PO Box 523                                       Money Purchase Pension
Belleville, IL  62222                            Pla-Seg
                                                 FBO Norman Humphrey
                                                 PO Box 900
                                                 Independence, MO
                                                 64501-0900

Gable & Gotwals Inc Pension       Investor A     Carla J. Worley          Investor C
Plan                                6.169%       CNSV William Cody         14.8844%
Segregated FBO Adwan                             Worley
Bank of Oklahoma NA TTEE                         HC 62 Box 116
Attn:  Trust Securities                          Salem, MO  65560-8705
PO Box 2180
Tulsa, OK  74101-2180

NationsBank of Texas NA            Primary A     Ruth Lee Parr            Investor C
Attn:  Adrian Castillo              99.8413      PO Box 102                14.7541%
1401 Elm Street 11th Floor                       Warsaw, IL  62379-0102
Dallas, TX  75202-2911

Stephens Inc.                      Primary B     Dean Witter Reynolds     Investor C
Attn:  Cindy Cole                    100%        Cust For                   9.0264%
111 Center Street                                Mildred Deluca
Little Rock, AR  72201                           PO Box 250 Church
                                                 Street Station
                                                 New York, NY
                                                 10008-0250

Mary Louise Anderson              Investor B     BNY Cust IRA FBO         Investor C
1412 Baldwin Mill Road             21.9222%      Richard E. Snowbarger      5.1261%
Jarrettsville, MD  21084-1904                    Box 3884
                                                 Telluride, CO  81435

Anna M. Zumas                     Investor B
8706 Roper Road                     9.814%
Baltimore, MD  21234

                        NATIONS SMALL COMPANY GROWTH FUND

Wendel & Co                       Investor A     NationsBank of Texas NA   Primary A
C/O BNY MTL FD REORG DPT            12.533%      Attn:  Adrian Castillo    70.7435%
PO Box 1066                                      1401 Elm Street 11th
New York, NY  10268-1066                         Floor
                                                 Dallas, TX  75202-2911

Majorie McCarthy Robins TTEE     Investor C      BBTC NA Retirmt PL & TR   Primary A
of the Majorie McCarthy            8.6217%       Of BBI & Affiliates       12.4858%
Robins Rev Liv Trust U/A DTD                     U/A/D 9/19/79 Attn:
5-30-1903 45 Loren Woods                         Income Collections PO
Saint Louis, MO 63124-1903                       Box 40200 Jacksonville,
                                                 FL 32203-0200


                                       169

Dale H. Wiewel                    Investor C     Stephens Inc.             Primary B
RR 1                                7.4453%      Attn:  Cindy Cole           100%
Rowler, IL  62338-9801                           111 Center Street
                                                 Little Rock, AR  72201

Dean Witter For the Benefit of    Investor C
Members of Springdale               7.0765%
Policemens
Pension and Relief Fund
Church St Station - PO Box 250
New York, NY  10277-1763

                        NATIONS MANAGED VALUE INDEX FUND


Charles Schwab & Co. Inc.         Investor A     Charles Schwab & Co.      Primary A
Special Custody Account            55.4389%      Inc.                       44.031%
For Benefit of Customers                         Special Custody Account
Attn:  Mutual Funds                              For Benefit of
101 Montgomery Street                            Customers
San Francisco, CA  94104                         Attn:  Mutual Funds
                                                 101 Montgomery Street
                                                 San Francisco, CA
                                                 94104

NFSC FEBO #179-499730             Investor A     NationsBank of Texas NA   Primary A
John A. Fink                        5.894%       Attn:  Adrian Castillo    14.4542%
831 Phaeton Way                                  1401 Elm Street 11th
Auburn, IN  46706                                Floor
                                                 Dallas, TX  75202-2911

Benjamin Bryson Turner            Investor C     Strafe & Co.              Primary A
20920 Decora Drive                 72.5031%      FAO Melling Forging        7.8056%
Cornelius, NC  28031-6656                        Co. UAW
                                                 Acct #2835621514
                                                 PO Box 160
                                                 Westerville, OH
                                                 43086-0160

Dean Witter Reynolds Inc. C/F     Investor C
Linda Crawford                     27.3218%
Rothe Converted IRA Dated:
06/19/98
2644 Horseshoe Bend Road
Marietta, GA  30064-4416

                    NATIONS MANAGED SMALLCAP VALUE INDEX FUND


Charles Schwab & Co. Inc.         Investor A     NationsBank of Texas NA   Primary A
Special Custody Account            87.5362%      Attn:  Adrian Castillo    22.5416%
For Benefit of Customers                         1401 Elm Street 11th
Attn:  Mutual Funds                              Floor
101 Montgomery Street                            Dallas, TX  75202-2911
San Francisco, CA  94104

Christian G. Scheurer and         Investor C     Michael Larkin TR         Primary A
Janice F. Scheurer JTWROS          68.1554%      UA 01-06-98               12.7243%
621 E 32nd Terrace                               Courtland P. Larkin &
Hutchinson, KS  67502-2907                       Patricia R. Larkin
                                                 Irrev Family Trust
                                                 8665 Bay Colony Drive
                                                 Apt 702
                                                 Naples, FL  341

Janet Beer Garrett TTEE           Investor C     Stephens, Inc.            Primary B
Martin M. Beer Irrevocable         28.9492%      Attn:  Cindy Cole           100%
Educational Trust D                              111 Center Street
U/A DTD 12/01/97                                 Little Rock, AR  72201
40 Deerhaven Lane
Asheville, NC  28803

                                      170

Charles Schwab & Co. Inc.          Primary A
Special Custody Account            53.4757%
For Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

                      NATIONS MARSICO FOCUSED EQUITIES FUND


Charles Schwab & Co. Inc.         Investor A     Charles Schwab & Co.      Primary A
Special Custody Account            46.5521%      Inc.                       53.992%
For Benefit of Customers                         Special Custody Account
Attn:  Mutual Funds                              For Benefit of
101 Montgomery Street                            Customers
San Francisco, CA  94104                         Attn:  Mutual Funds
                                                 101 Montgomery Street
                                                 San Francisco, CA
                                                 94104

Geneviene M. Galliford            Investor C     NationsBank of Texas NA   Primary A
2325 Shore Sands Court #301        33.7419%      Attn:  Adrian Castillo    22.4672%
Virginia Beach, VA  23451-0000                   1401 Elm Street 11th
                                                 Floor
                                                 Dallas, TX  75202-2911

Dean Witter For the Benefit       Investor C     Stephens Inc              Primary A
of the                             13.9732%      Attn:  Cindy Cole          9.4655%
Friedman Liv Trust                               111 Center Street
PO Box 250 Church Street                         Little Rock, AR  72201
Station
New York, NY  10008-0250

Harvey A. Cook and                Investor C     FTC & Co.                 Primary A
Kathi W. Cook JTTEN                11.1109%      Data Lynx House Acct       8.3874%
801 Ond Drive                                    04/13/98
West Columbia, SC  29170-2521                    PO Box 173736
                                                 Denver, CO  80217-3736

Gregg Freishtat                   Investor C
2078 Runfroe Lake Drive             9.2337%
Dunwoody, GA  30338

                      NATIONS MARSICO GROWTH & INCOME FUND

Charles Schwab & Co. Inc.         Investor A     Dean Witter For the      Investor C
Special Custody Account            54.3349%      Benefit of                 5.0006%
For Benefit of Customers                         Berhard Von Ruecker
Attn:  Mutual Funds                              PO Box 250 Church
101 Montgomery Street                            Street Station
San Francisco, CA  94104                         New York, NY
                                                 10008-0250

Edd Price Jr. and                 Investor A     Charles Schwab & Co.      Primary A
Lynn Price JTTEN                    6.4849%      Inc.                      65.6716%
5600 Oakbrook Pkwy, Suite 120                    Special Custody Account
Norcross, GA  30093                              For Benefit of
                                                 Customers
                                                 Attn:  Mutual Funds
                                                 101 Montgomery Street
                                                 San Francisco, CA
                                                 94104

Dean Witter For the Benefit of    Investor C     Stephens Inc.             Primary A
Ramson Inc.                        61.2996%      Attn:  Cindy Cole         19.5815%
PO Box 250 Church Street                         111 Center Street
Station                                          Little Rock, AR  72201
New York, NY  10008-0250

                                      171


Wallace J. Davis and              Investor C
Connie S. Davis JTTEN               9.0757%
1418 E Sevier Avenue
Kingsport, TN  37664

                             NATIONS TAX EXEMPT FUND

Ronald Dozoretz                   Investor B     Joann Beall Reisinger    Investor C
240 Corporation Blvd                6.9787%      TTEE                      16.0404%
Norfolk, VA  23502-0000                          Joann Beall Resinger
                                                 Trust
                                                 DTD 08/15/93
                                                 1730 Peartree Lane
                                                 Crofton, MD  21114

Hare & Co, Bank of New York       Investor B     Rollie Ted Phillips      Investor C
Attn:  Stif/Master Note             5.9024%      921 Cochran Court           100%
One Wall Street 2nd Floor                        Hillsville, VA
New York, NY 27602                               24343-1448

Michele D. Snyder                 Investor B     J. M. Tucker and         Investor A
10001 Abbey Drive                   5.6365%      Juanita Tucker Ten        98.4455%
Potomac, MD  20854-5431                          Com
                                                 109 Westpark Drive,
                                                 Suite 400
                                                 Brentwood, TN
                                                 37027-5032

Alvin C. Copeland                 Investor B     Roy R. Martine &         Investor A
1405 Airline HWY                    5.4257%      Kathleen H. Martine       26.4987%
Metairie, LA  70001                              JTWROS
                                                 4009 Tottenham Court
                                                 Richmond, VA
                                                 23233-1771

NationsBank of Texas NA            Primary A     Sarah A. Barlow TTEE     Investor A
Attn:  Adrian Castillo             90.6369%      Sarah A. Barlow Trust      8.8657%
1401 Elm Street 11th Floor                       U/A DTD 07/19/1990
Dallas, TX  75202-2911                           8400 Vamo Road Apt 664
                                                 Sarasota, FL  34231

Barnett Bank                       Primary A     James F. Sowinski        Investor A
Attn:  Bill Lendzian                5.9224%      C/O Serologicals           7.4385%
PO Box 40200 FL9-100-03-09                       780 Park North Blvd
Jacksonville, FL  32203-0200                     #110
                                                 Clarkston, GA  30021

NationsBank of Texas NA            Primary B     Selma Lifsher Trustee    Investor A
Attn:  Adrian Castillo             99.5194%      Selma Lifsher Trust        7.2954%
1401 Elm Street 11th Floor                       Dated 3-2-89
Dallas, TX  75202-2911                           19355 Turnberry Way
                                                 Apt PHA
                                                 Aventura, FL  33180

National Financial For the       Daily Shares    Jan R. H. Moggre         Investor A
Exclusive                           99.002%      9850 Terrace Lake          7.2369%
Benefit of Our Customers                         Pointe
200 Liberty Street                               Roswell, GA  30076
1 World Financial Center
Attn:  Mutual Funds 5th Floor
New York, NY  10281

J. Douglas Perry and              Investor C     William L. Shaw          Investor A
Patricia W. Perry JTTEN            13.8118%      12912 Shaw Place           6.4818%
4600 Ocean Front Avenue                          Silver Spring, MD
Virginia Beach, VA  23451-2521                   20904-3465

                                      172

Calvin H. Price and               Investor C     C. Clark Moore and       Investor A
Doroethy W. Price JTWROS           83.8315%      Michael K. Neil TTEES      6.0266%
2900 Old Well Lane                               C W F Spenser Jr.
Gastonia, NC  28054-6626                         Residual Trust
                                                 U/A DTD 03-23-67
                                                 PO Box 230
                                                 Rock Hill, SC  29731

                      NATIONS VA INTER. MUNICIPAL BOND FUND

Frances C. Jarrett                Investor C     NationsBank of Texas NA   Primary A
4704 Ocean Front                   13.2144%      Attn:  Adrian Castillo      100%
Virginia Beach, VA  23451                        1401 Elm Street 11th
                                                 Floor
                                                 Dallas, TX  75202-2911

Ethel M. Crowe                    Investor C     Roy R. Martine &         Investor A
120 Falcon Drive                    8.2842%      Kathleen H. Martine       94.3104%
Charlottesville, VA  22901                       JTWROS
                                                 4009 Tottenham Court
                                                 Richmond, VA
                                                 23233-1771

                        NATIONS INTERNATIONAL VALUE FUND

BNY Cust IRA Rollover FBO         Investor C     NFSC FEBO #W23-000582    Investor B
Arved E. White                     99.9393%      Elizabeth A. Ezenna       14.8437%
14810 Forest Lodge Circle                        915 Peachwood Bend
Houston, TX  77070                               Houston, TX  77077

BBTC NA                            Primary A     Nicholas E. Lansing &    Investor B
Retirmt PL & TR Of BBI &            42.7604      Carla S. Lansing JTTEN     7.5732%
Affiliates                                       RR 1 Box 212
U/A/D 9/19/79                                    Ursa, IL  62376-9801
Attn:  Income Collections
PO Box 40200
Jacksonville, FL  32203-0200

NationsBank of Texas NA            Primary A     Mary Anna Montalbano     Investor B
Attn:  Adrian Castillo              9.7719%      Separate Property          7.3955%
1401 Elm Street 11th Floor                       6043 Crab Orchard
Dallas, TX  75202-2911                           Houston, TX  77057

Stephens Inc.                      Primary B
Attn:  Cindy Cole                    100%
111 Center Street
Little Rock, AR  72201

                           NATIONS EQUITY INCOME FUND


NationsBank Of Texas NA            Primary A     BNY Cust Rollover IRA    Investor A
Attn: Adrian Castillo              96.9943%      FBO                       85.3803%
1401 Elm St 11th Floor                           Bernice Schneider
Dallas, TX 75202-2911                            1623 NE 172 Street
                                                 North Miami Beach, FL
                                                 33162-1430

Stephens Inc                       Primary B     Wilma F. Hamilton &      Investor A
Attn: Cindy Cole                     100%        James H. Hamilton &        13.3701
111 Center St                                    James H. Hamilton JTTEN
Little Rock, AR 72201                            PO Box 281
                                                 Pine Level, NC 27568

                                      173

                           NATIONS MANAGED VALUE FUND


Stephens Inc.                      Primary B
Attn:  Cindy Cole                    100%
111 Center Street
Little Rock, AR  72201

                      NATIONS GOVERNMENT MONEY MARKET FUND

Patricia Trout And Larry A.       Investor C     Michael Johnson          Investor C
Trout                              61.0873%      Custodian For             38.9127%
JTTEN                                            April Johnson FL/UTMA
9510 Redbird Lane                                445 NE 94th Street
Alpharetta, GA 302040                            Miami, FL  331380

                    NATIONS SHORT-TERM MUNICIPAL INCOME FUND


Joseph Carter and                 Investor B     Paragon Assets II        Investor B
Diane Carter JTWROS                20.3155%      4520 King Street #205      5.3898%
3000 W 117th Street                              Alexandria, VA
Leawood, KS  66211-2923                          22302-1302

NFSC FEBO #W15-000515             Investor B     Walter V. Abbey          Investor A
William L. Spadoni                  8.5262%      Revocable Trust             100%
Julia S. Spadoni                                 Walter V. Abbey
PO Box 1019                                      Trustee DTD 8-22-90
Myrtle Beach, SC  29578                          430 Royal Palm Way
                                                 Boca Raton, FL 33432

Irene K. Ritz                     Investor B     Joe P. Simon &           Investor A
8211 Anita Road                     8.4903%      Michaelette Sanders       53.0122%
Baltimore, MD  21208-1939                        JTTEN
                                                 38861 Kilimanjaro Dr
                                                 Palm Desert,CA
                                                 92211-7076

Edward W. Karrels                 Investor B     Jerry W. Phillips        Investor A
6 Abbeywood Court                   8.2625%      2901 Wilkinsville Rd      46.9878%
Nashville, TN  37215                             Gaffney, SC 29340

        As of August 1998, NationsBank Corporation and its affiliates owned of record more than 25% of the outstanding shares of the Companies acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of the Companies under the 1940 Act.

SUITABILITY OF NATIONS TREASURY FUND
FOR INVESTMENT BY MUNICIPAL INVESTORS

        The Public Funds Investments Act (the "Act"), enacted by the Texas legislature in 1987, as amended on June 14, 1989, and effective on August 28, 1989, permits Texas municipalities and certain other similar entities that hold public funds to invest in certain types of financial instruments. These entities include an incorporated city or town, a county, a public school district, a district or authority created under Article III, Section 52(b) (i) or (2), or
Article XVI, Section 59 of the Texas Constitution, an institution of higher education as defined by Section 61.003 of the Texas Education Code, a hospital district, a fresh water supply district, or any nonprofit corporation or public funds investment pool created under Chapter 791, Texas Government Code, acting on behalf of any of such entities (the "Entities"). The Act permits Entities to invest in U.S. Treasury securities, certain repurchase agreements related thereto, and in certain mutual funds that invest in such securities. Special counsel to NFT with respect to the Treasury Fund has rendered an opinion to the effect that, assuming that an Entity complies with applicable law, and that limitations in the Act with respect to the amount of funds in the control of the Entity that can be invested in NFT are met, the Entity may invest in the Treasury Fund of NFT when duly authorized by its governing body.

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

        The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment-grade securities.

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

          BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

        The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

        The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

          AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

          BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

        To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

        The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

          AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

        The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

        MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

        MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

        The following summarizes the two highest ratings used by S&P for short-term municipal notes:

        SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

        SP-2 - Indicates satisfactory capacity to pay principal and interest.

        The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

        The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

        F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

        F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

        Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

        The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        For commercial paper, D&P uses the short-term debt ratings described above.

        For commercial paper, Fitch uses the short-term debt ratings described above.

        Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

        BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

          AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

          AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

          A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

        The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

          TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

          TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

          TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

        The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

          AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

          AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

        A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

     The following summarizes the two highest short-term debt ratings used by
IBCA:

          A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

          A1 - Obligations supported by the highest capacity for timely repayment.

          A2 - Obligations supported by a good capacity for timely repayment.

                               NATIONS FUND TRUST
                          FILE NOS. 2-97817; 811-4305


                                     PART C

                                OTHER INFORMATION

PART C.  OTHER INFORMATION

Item 24.   Financial Statements and Exhibits
--------   ---------------------------------

(a)  Financial Statements:

     Included in Part A:

           Per Share Income and Capital Changes

     Included in Part B:

     Audited Financial Statements for Nations Government Money Market, Nations Tax Exempt, Nations Value, Nations Capital Growth, Nations Emerging Growth, Nations Disciplined Equity, Nations Equity Index, Nations Managed Index, Nations Managed SmallCap Index, Nations Managed Value Index, Nations Managed SmallCap Value Index, Nations Marsico Growth & Income, Nations Marsico Focused Equities, Nations Balanced Assets, Nations Short-Intermediate Government, Nations Short-Term Income, Nations Diversified Income, Nations Strategic Fixed Income, Nations Short-Term Municipal Income, Nations Municipal Income, Nations Intermediate Municipal Bond, Nations Florida Intermediate Municipal Bond, Nations Georgia Intermediate Municipal Bond, Nations Maryland Intermediate Municipal Bond, Nations North Carolina Intermediate Municipal Bond, Nations South Carolina Intermediate Municipal Bond, Nations Tennessee Intermediate Municipal Bond, Nations Texas Intermediate Municipal Bond, Nations Virginia Intermediate Municipal Bond, Nations Florida Municipal Bond, Nations Georgia Municipal Bond, Nations Maryland Municipal Bond, Nations North Carolina Municipal Bond, Nations South Carolina Municipal Bond, Nations Tennessee Municipal Bond, Nations Texas Municipal Bond and Nations Virginia Municipal Bond
     Funds:

            Schedule of Investments for March 31, 1998
            Statements of Assets and Liabilities for March 31, 1998
            Statements of Operations for the fiscal year ended March 31, 1998 Statements of Changes in Net Assets for the fiscal year ended March 31, 1998 and the fiscal period ended March 31, 1997
            Schedule of Capital Stock Activity for the fiscal year ended
            March 31, 1998
            Notes to Financial Statements
            Report of Independent Accountants, dated May 28, 1998

 Included in Part C:

            Consent of Independent Accountants.

     (b) Exhibits
         --------
     Exhibit
     Number
     ------

     (1)(a) Declaration of Trust dated May 6, 1985, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (1)(b) Certificate pertaining to classification of shares dated May 17, 1985, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (1)(c) Amendment dated July 27, 1987, to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (1)(d) Certificate and Amendment to Declaration of Trust, dated September 13, 1989, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (1)(e) Certificate pertaining to classification of shares dated August 24, 1990, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (1)(f) Certificate and Amendment dated November 26, 1990 to Declaration of Trust, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (1)(g) Certificate pertaining to classification of shares dated July 18, 1991, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (1)(h) Amendment dated March 25, 1992, to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (1)(i) Certificate relating to classification of shares dated March 26, 1992, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (1)(j) Amendment dated September 21, 1992, to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (1)(k) Certificate pertaining to classification of shares creating "Investor B" Shares of the money market funds and creating "Investor C Shares" of the Non-Money Market Funds and relating to the establishment of Nations Intermediate Bond Fund and

             Nations Tennessee Municipal Bond Fund, dated March 26, 1993, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (1)(l) Certificate relating to the establishment of money market funds' Investor C shares dated July 8, 1993, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (1)(m) Certificate relating to the establishment of the Equity Index, Short-Term Municipal Income, Florida Municipal Bond, Georgia Municipal Bond, North Carolina Municipal Bond, South Carolina Municipal Bond, Tennessee Municipal Bond, Texas Municipal Bond and Virginia Municipal Bond Funds dated September 21, 1993, is incorporated by reference to Post-Effective Amendment No.
            57, filed November 5, 1998.

     (1)(n) Certificate relating to the establishment of the Special Equity Fund is incorporated by reference to Post-Effective Amendment No. 30, filed December 1, 1993.

     (1)(o) Certificate relating to the redesignation of Investor B Shares and Investor C Shares of the non-money market funds to "Investor C Shares" and "Investor N Shares," respectively, dated March 24, 1994, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (1)(p) Certificate relating to the classification of shares of the Money Market Fund and the Tax Exempt Fund creating "Investor D Shares," is incorporated by reference to Post-Effective Amendment No. 36, filed January 31, 1995.

     (1)(q) Classification of Shares relating to the renaming of Nations Special Equity Fund is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (1)(r) Certificate relating to the establishment of Nations Tax-Managed Equity Fund's Series of Shares is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (2)(a) Amended and Restated Code of Regulations as approved and adopted by Registrant's Board of Trustees and last amended April 13, 1995, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (3)    None.

     (4)(a) Specimen copies of share certificates, to be filed by amendment.

     (5)(a) Investment Advisory Agreement between NationsBanc Advisors, Inc., ("NBAI") and the Registrant, dated January 1, 1996, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (5)(b) Sub-Advisory Agreement among NBAI, TradeStreet Investment Associates, Inc. ("TradeStreet") and the Registrant, dated January 1, 1996, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (5)(c) Sub-Advisory Agreement among NBAI, Marsico Capital Management, LLC and the Registrant, dated December 31, 1997, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (6)(a) Distribution Agreement between Stephens Inc. and Registrant for all classes of shares of Nations Fund Trust is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (7)    None.

     (8) Mutual Fund Custody Agreement between Registrant and The Bank of New York, dated October 19, 1998, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(a) Administration Agreement between Stephens Inc. and Registrant, dated September 1, 1993, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(b) Co-Administration Agreement between The Boston Company Advisors, Inc. and Registrant is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(c) Shareholder Administration Agreement for Trust B Shares (now known as Primary B Shares) is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(d) Transfer Agency and Services Agreement dated June 1, 1995, between Registrant and The Shareholder Services Group, Inc., is incorporated by reference to Post-Effective Amendment No.
            57, filed November 5, 1998.

     (9)(e) Transfer Agency Agreement between Registrant and NationsBank Texas, dated April 25, 1992, relating to the Trust Shares (now known as Primary Shares) of the Government, Tax Exempt, Money Market, Income, Equity, Value, Managed Bond, Municipal Income, Georgia Municipal Bond, Maryland Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and Short-Intermediate Government Funds, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(f) Amendment No. 1 dated September 28, 1992, to the Transfer Agency Agreement between Registrant and NationsBank Texas, dated April 25, 1992, relating to the Trust Shares (now known as Primary Shares) of the Capital Growth Fund Emerging

            Growth Fund, Balanced Assets Fund, Short-Term Income Fund, Adjustable Rate Government Fund, Diversified Income Fund, Strategic Fixed Income Fund, Mortgage-Backed Securities Fund, Florida Municipal Bond Fund, North Carolina Municipal Bond Fund and Texas Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(g) Amendment No. 2 dated February 3, 1993, to the Transfer Agency Agreement between Registrant and NationsBank Texas, dated April 25, 1992, relating to the Tennessee Municipal Bond Fund and Municipal Income Fund, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(h) Amendment No. 3 to the Transfer Agency Agreement relating to the Equity Index Fund, Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal Bond Fund and Virginia Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

  (9)(h)(i) Amendment No. 4 to the Transfer Agency Agreement relating to Nations Tax-Managed Equity Fund is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(i) Cross Indemnification Agreement dated June 27, 1995, between the Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc., is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(j) Form of Shareholder Servicing Agreement relating to Primary B Shares is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(k) Shareholder Servicing Plan for Investor A Shares is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(l) Forms of Shareholder Servicing Agreement for Investor A Shares are incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(m) Shareholder Servicing Plan for Investor B Shares of the money market funds and Investor C Shares (formerly Investor B Shares) of the non-money market funds, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(n) Forms of Shareholder Servicing Agreement for Investor B Shares of the money market funds and Investor C Shares (formerly Investor B Shares) of the non-money market funds, are incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(o) Shareholder Servicing Plan for Investor C Shares of the money market funds and Investor B Shares (formerly Investor N Shares) of the non-money market funds, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

     (9)(p) Forms of Shareholder Servicing Agreement for Investor C Shares of the money market funds and Investor B Shares (formerly Investor N Shares) of the non-money market funds are incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

    (10)    Opinion and Consent of Counsel to be filed by amendment.

    (11) Consent of Independent Accountants, PricewaterhouseCoopers LLP to be filed by amendment.

    (12)    N/A

    (13)    N/A

    (14)(a) Prototype Individual Retirement Account Plan, is incorporated by reference to Post-Effective Amendment No. 26, filed March 26, 1993.

    (15)(a) Amended and Restated Shareholder Servicing and Distribution Plan Pursuant to Rule 12b-1 for Investor A Shares is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

    (15)(b) Form of Sales Support Agreement for Investor A Shares is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

    (15)(c) Amended and Restated Distribution Plan for Investor B Shares of the money market funds and Investor C Shares (formerly Investor B Shares) of the non-money market funds, is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

    (15)(d) Form of Sales Support Agreement for Investor B Shares of the money market funds and Investor C Shares (formerly Investor B Shares) of the non-money market funds is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

    (15)(e) Distribution Plan for Investor B Shares (formerly Investor N Shares) of the non-money market funds is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

    (15)(f) Form of Sales Support Agreement for Investor B Shares (formerly Investor N Shares) of the non-money market funds is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

    (15)(g) Shareholder Administration Plan for Primary B Shares is incorporated by reference to Post-Effective Amendment No. 57, filed November 5, 1998.

    (16)(a) Schedules for Computation of Primary A Shares is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

    (16)(b) Schedules for Computation of Primary B Shares shall be filed by Amendment.

    (16)(c) Schedules for Computation of Investor A Shares is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

    (16)(d) Schedules for Computation of Investor C Shares (formerly Investor B Shares) is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

    (16)(e) Schedules for Computation of Investor B Shares (formerly Investor N Shares) is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

    (16)(f) Schedules for Computation of Daily Shares (formerly Investor D Shares) to be filed by amendment.

     (17)   N/A

     (18) Revised Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940, incorporated by reference to Post-Effective Amendment No. 58, filed November 13, 1998.

      (19) Powers of Attorney for Edmund L. Benson, Charles B. Walker, A. Max Walker, Thomas S. Word, Jr., William H. Grigg, James Ermer, Thomas
            F. Keller and Richard H. Rose, are incorporated by reference to Post-Effective Amendment No. 31, filed January 31, 1994.

Item 25. Persons Controlled By or Under Common Control with Registrant
-------- -------------------------------------------------------------

               Registrant is controlled by its Board of Trustees.

Item 27.   Indemnification
--------   ---------------

       Article IX, Section 9.3 of Registrant's Declaration of Trust, incorporated by reference as Exhibit (1)(a) hereto, provides for the indemnification of Registrant's trustees and employees. Indemnification of Registrant's administrator, principal underwriter, custodian, and transfer agent is provided for, respectively, in:

           1.   Administration Agreement with Stephens Inc.;

           2. Co-Administration Agreement with First Data Investors Services Group, Inc.;

           3.   Distribution Agreement with Stephens Inc.;

           4.   Custody Agreement with The Bank of New York;

           5.   Transfer Agency Agreement with NationsBank Texas; and

           6. Transfer Agency and Registrar Agreement with First Data Investors Services Group, Inc.

           The Registrant has entered into a Cross Indemnification Agreement with Nations Fund, Inc. (the "Company") and Nations Fund Portfolios, Inc.("Portfolios"), dated June 27, 1995. The Company and or Portfolios will indemnify and hold harmless the Trust against any losses, claims, damages or liabilities, to which the Trust may become subject, under the Securities Act of 1933 (the "Act") and the Investment Company Act of 1940 (the "1940 Act") insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectuses, any Preliminary Prospectuses, the Registration Statements, any other Prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Primary By the Company and/or Portfolios expressly for use therein; and will reimburse the Trust for any legal or other expenses reasonably incurred by the Trust in connection with investigating or defending any such action or claim; provided, however, that the Company and/or Portfolios shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Company and/or Portfolios by the Trust expressly for use in the Offering Documents.

           Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

           Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his reckless disregard of the duties involved in the conduct of his/her office or arising under his/her agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the 1940 Act, as amended, in connection with any indemnification.

           Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.   Business and Other Connections of Investment Adviser

        (a) To the knowledge of Registrant, none of the directors or officers of NBAI, the adviser to the Registrant's portfolios, or TradeStreet, the sub-investment adviser, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of NBAI or TradeStreet, respectively, or other subsidiaries of NationsBank Corporation.

        (b) NBAI performs investment advisory services for the Registrant and certain other customers. NBAI is a wholly owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form

ADV filed by NBAI with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-49874).

        (c) TradeStreet performs sub-investment advisory services for the Registrant and certain other customers. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the sub-investment adviser is incorporated by reference to Form ADV filed by TradeStreet with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-50372).

        (d) Marsico performs sub-investment advisory services for the Registrant and certain other customers. Information with respect to each director and officer of the sub-investment adviser is incorporated by reference to a Form ADV filed by Marsico with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-54914).


Item 29.   Principal Underwriter
--------   ---------------------

     (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Nations Fund, Inc., Nations Annuity Trust, Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations LifeGoal Funds, Inc., the Overland Express Funds, Inc., Stagecoach Inc., Stagecoach Funds, Inc. and Stagecoach Trust and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Managed Balanced Target Maturity Fund, Inc., closed-end management investment companies.

     (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file #501-15510).

     (c)   Not applicable.

Item 30.   Location of Accounts and Records
--------   --------------------------------

     (1) NBAI, One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as Investment Adviser).

     (2) TradeStreet, One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as sub-adviser).

     (3) Marsico, 1200 17th Street, Suite 1300, Denver, Colorado 80202 (records relating to its function as sub-adviser to Nations Marscio Focused Equities Fund and Nations Marsico Growth & Income Fund).

     (4) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its function as Distributor).

     (5) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its function as Administrator).

     (6) The First Data Investors Services Group, Inc., One Exchange Place, Boston, Massachusetts 02109 (records relating to its function as Co-Administrator and Transfer Agent).

     (7) NationsBank, 1401 Elm Street, Dallas, Texas 75202 (records relating to its function as Sub-Transfer Agent).

     (7) The Bank of New York, 90 Washington Street, New York, New York 10286 (records relating to its function as Custodian)

Item 31.   Management Services
--------   -------------------

     Inapplicable.

Item 32.   Undertakings
--------   ------------

     (a) Registrant undertakes to call a meeting for the purpose of voting upon the question or removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of a Fund's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the 1940 Act, as amended, relating to shareholder communications.

     (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's most recent annual report to shareholder upon request and without charge.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 15th day of April, 1999.

                                           NATIONS FUND TRUST

                                           By:         *
                                              ------------------------------
                                                    A. Max Walker
                                                    President and Chairman
                                                    of the Board of Trustees

                                           By:   /s/ Richard H. Blank, Jr.
                                              ------------------------------
                                                    Richard H. Blank, Jr.
                                                    *Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

       SIGNATURES                            TITLE                          DATE
       ----------                            -----                          ----

        *                                 President and Chairman          April 15, 1999
------------------------                of the Board of Directors
(A. Max Walker)                       (Principal Executive Officer)



/s/ Richard H. Blank, Jr.               Treasurer and Secretary           April 15, 1999
------------------------               (Principal Financial and
(Richard H. Blank, Jr.)                   Accounting Officer)


         *                                   Trustee                   April 15, 1999
------------------------
(Edmund L. Benson, III)

         *                                   Trustee                   April 15, 1999
------------------------
(James Ermer)

         *                                   Trustee                   April 15, 1999
------------------------
(William H. Grigg)

         *                                   Trustee                   April 15, 1999
------------------------
(Thomas F. Keller)

         *                                   Trustee                   April 15, 1999
------------------------
(Carl E. Mundy, Jr.)

         *                                   Trustee                   April 15, 1999
------------------------
(Charles B. Walker)

         *                                   Trustee                   April 15, 1999
------------------------
(Thomas S. Word)

         *                                   Trustee                   April 15, 1999
------------------------
(James B. Sommers)

 /s/ Richard H. Blank, Jr.
------------------------
Richard H. Blank, Jr.
*Attorney-in-Fact